EXHIBIT 10.15

                          PROMISSORY NOTE



    $20,900,000

    Loan Nos.: 6-102-104                           January 30, 1998
               6-102-291
               6-102-324


          FOR VALUE RECEIVED, the undersigned, BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Maker"), having an address at 270 Lafayette Circle, Lafayette, California 94549, PROMISES TO PAY TO THE ORDER OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential"), a New Jersey corporation authorized to do business in the State of California (Prudential and its successors and assigns who become holders of this Amended and Restated Promissory Note (the "Note") are hereinafter collectively referred to as "Holder"), by electronic funds transfer to Prudential at Bank of New York, located in New York, New York, ABA Routing Number 021-000-018, Account No. 890-0304-766, referencing Loan Nos. 6-102-104, 6-102-291 and 6-102-234, or at such other place as Holder, may from time to time designate, the principal sum of Twenty Million Nine Hundred Thousand Dollars ($20,900,000), together with interest on the amount advanced from the date funds are first disbursed hereunder until paid at a rate per annum equal to the Interest Rate (as hereinafter defined). For the first payment due under the Loan or any additional advance hereunder, interest shall be calculated on the basis of a 365-day year and the actual number of days in each month. Thereafter, interest shall be calculated on the basis of a 360-day year and 30-day month; except with respect to partial months in which case interest shall be calculated on the basis of the actual number of days in the year and the actual number of days elapsed in the period during which it accrues, in accordance with the terms and conditions set forth below.

          1. Definitions. For the purpose of this Note, the following terms shall have the meanings set forth below; certain other terms are defined where they appear in this Note:

               (a)  "Deeds of Trust" means, collectively, that certain
    (i) Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements (Dupont Industrial Center, Ontario), dated as of March 20, 1996, executed by Maker as "Trustor" to the benefit of Prudential as "Beneficiary" and recorded in the Official Records of San Bernardino County, California, (ii) Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements (Tustin Business Park), dated as of
    March 20, 1996, executed by Maker as "Trustor" to the benefit of Prudential as "Beneficiary" and recorded in the Official Records of Orange County, California, (iii) Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements (Woodlands II), dated as of March 20, 1996, executed by Maker as "Trustor" to the benefit of Prudential as "Beneficiary" and recorded in the Official Records of Salt Lake County, Utah, (iv) Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements (Milpitas Town Center), dated as of May 24, 1996, executed by Maker as "Trustor" to the benefit of Prudential as "Beneficiary" and recorded in the Official Records of Santa Clara County, California, (v) Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements (Nevada), dated as of May 9, 1997, executed by Maker as "Trustor" to the benefit of Prudential as "Beneficiary" and recorded in the Official Records of Washoe County, Nevada, (vi) Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of even date herewith, executed by Maker as "Trustor" to the benefit of Prudential as "Beneficiary" and recorded in the Official Records of Maricopa County, Arizona (the "Arizona Deed of Trust"),
    (vii) Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of even date herewith, executed by Maker as "Trustor" to the benefit of Prudential as "Beneficiary" and recorded in the Official Records of Alameda County, California (the "Fremont Deed of Trust"), and (viii) Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of even date herewith, executed by Maker as "Trustor" to the benefit of Prudential as "Beneficiary" and recorded in the Official Records of San Mateo County, California (the "South San Francisco Deed of Trust"), in each case as the same have been modified, if at all, by those certain First Modifications of Deed of Trust and Other Loan Documents dated as of May 24, 1996, those certain First Modification of Deed of Trust and Other Loan Documents or Second Modifications of Deed of Trust and Other Loan Documents dated as of May 9, 1997 and those certain First Modification of Deed of Trust and Other Loan Documents, Second Modifications of Deed of Trust and other Loan Documents or Third Modifications of Deed of Trust and Other Loan Documents dated as of even date herewith.

               B. "Discount Rate" means the interest rate, which when compounded monthly, is equivalent to the Treasury Rate, when compounded semi-annually.

               C. "Interest Rate" means a rate of interest per annum of six and ninety-one hundredths percent (6.91%).

               D. "Loan Documents" means this Note, the Deeds of Trust, and all other documents, with the exception of each of the eight (8) documents entitled "Hazardous Substances Remediation and Indemnification Agreement" each executed by Maker in favor of Holder with respect to the land secured by the Deeds of Trust (collectively, the "Remediation and Indemnification Agreements") now or hereafter governing, securing or executed in connection with the indebtedness evidenced by this Note or any portion of such indebtedness.

               E.   "Loan" means the loan evidenced by this Note.

               F.   "Maturity Date" means July 31, 2006.

               G. "Prepayment Amount" means the amount of the Principal Balance prepaid on a Prepayment Date.

               H. "Prepayment Date" means any date, prior to the Maturity Date, upon which all or any portion of the Principal Balance is prepaid.

               I. "Prepayment Premium" shall have the meaning set forth in Paragraph 6(a) hereof.

               J. "Present Value of the Loan" means the present value, discounting from the Prepayment Date at the Discount Rate, of all payments of principal and interest which would have been payable on the Prepayment Amount from the Prepayment Date through and including the Maturity Date.

               K. "Principal Balance" means the outstanding principal balance of this Note from time to time outstanding.

               L. "Secondary Interest Rate" means a rate of interest equal to the greater of (i) eighteen percent (18%) per annum, or
    (ii) a per annum rate equal to five percent (5%) over the prime rate (for corporate loans at large United States money center commercial banks) published in the Wall Street Journal on the first business day of each month in which such default occurs or continues.

               M. "Treasury Rate" means the interest rate, conclusively determined by Holder on the Prepayment Date equal to the semi-annual yield on the Treasury Constant Maturity Series with maturity equal to the remaining weighted average life of the Loan for the week prior to the Prepayment Date, as reported in Federal Reserve Statistical Release H.15 - Selected Interest Rates ("Release H.15"). The rate will be determined by linear interpolation between the yields reported in Release H.15, if necessary. In the event Release H.15 is no longer published, Holder shall select a comparable publication to determine the Treasury Rate.

          2    Payments.

               A. Commencing on the fifteenth (15th) day of March, 1998 and continuing on the fifteenth (15th) day of each calendar month thereafter through and including the fifteenth (15th) day of July, 2006, monthly installments of principal and interest in the amount of $146,519.08 shall be due and payable, with the entire unpaid Principal Balance plus accrued interest and other amounts payable under the Loan Documents being due and payable on the Maturity Date.

               B. In addition, on February 15, 1998 Maker shall pay to Holder an amount equal to all accrued interest, at the Interest Rate, on the Principal Balance for the period from the date of first disbursement of funds under the Loan through and including February 14, 1998.

          3    Treatment of Payments.  All payments due under this Note or the Loan Documents shall be paid by Maker in lawful money of the United States of America on the date such payment is due. All such payments shall be made without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings (including U.S., state or local income taxes), which amounts shall be paid by Maker. Payments from Maker to Holder under this Note shall be applied first to the payment of any expense reimbursements under the Loan Documents, any Per Diem Late Charges or Late Charges (each as hereinafter defined) and any Prepayment Premium due thereon, in such order as Holder shall determine, then to accrued and unpaid interest, with the remainder to be applied to the Principal Balance.

          4    Per Diem Late Charges, Late Charges and Secondary Interest.

               A. If Maker fails timely to pay any sum due and payable under this Note on or before the date due, a late charge equal to Three Hundred Dollars ($300) per day (the "Per Diem Late Charge") shall be assessed for each day that such payment is not paid from and including the first day following the date such payment was due to and including the date upon which such payment is made; provided, however, that notwithstanding the foregoing, if such payment, together with all accrued Per Diem Late Charges, is not made on or before the fifteenth
    (15th) day following the date due, a late charge equal to four cents ($.04) for each dollar ($1.00) of each such late payment (the "Late Charge") shall be immediately due and payable. The Late Charge shall be in lieu of the Per Diem Late Charges that shall have accrued during the immediately preceding fifteen (15) day period. Maker acknowledges and agrees that its failure to make timely payments will result in Holder incurring additional expense in servicing the Loan, and that it is extremely difficult and impractical to ascertain the extent of such damages and that the Per Diem Late Charges and the Late Charge represent fair and reasonable estimates, considering all of the circumstances existing on the date of the execution of this Note, of the costs that Holder will incur by reason of such late payment. Holder agrees to comply with Section 2954.5 of the California Civil Code with respect to the giving of notice prior to imposing a Per Diem Late Charge or Late Charge, as such Section or any successor Section may now or hereafter be in effect. Acceptance of any Per Diem Late Charge or Late Charge shall not constitute a waiver of the default with respect to the late payment, and shall not prevent Holder from exercising any of the other rights or remedies available hereunder or at law or in equity.

               B. Maker further acknowledges and agrees that during the time that any payment of principal, interest or other amount due under this Note shall be delinquent, Holder will incur additional costs and expenses attributable to its loss of use of money due to and to the adverse impact on Holder's ability to meet its other obligations and avail itself of other opportunities. Maker agrees that it is extremely difficult and impractical to ascertain the extent of such expenses, and Maker therefore agrees that interest at the Secondary Interest Rate shall accrue on any delinquent payments of principal, interest or other amounts due under this Note or any Loan Document from the date such payments were due and for so long as non-payment continues, regardless of whether or not there has been an acceleration of the maturity of the indebtedness evidenced by this Note.

          5    Event of Default and Secondary Interest.

               A. The occurrence of an "Event of Default" under any Loan Document shall constitute an Event of Default under this Note. Upon the occurrence of an Event of Default (including without limitation the failure of the Maker to observe the provisions of Paragraph 4.2 of each of the Deeds of Trust), Holder, at its option may cause the Principal Balance together with all unpaid accrued interest, any Prepayment Premium (as hereinafter defined) and any other sums evidenced or secured by this Note or any Loan Document, to be immediately due and payable, without further presentment, demand, protest or notice of any kind, by so notifying Maker in writing ("Acceleration Notice").

               B. Maker agrees that from and after the delivery of an Acceleration Notice pursuant to Paragraph 5(a) hereof, interest at the Secondary Interest Rate shall accrue on the Principal Balance and all unpaid accrued interest and other sums evidenced or secured by this Note or any Loan Documents.

          6    Prepayment.

               A. If for any reason the Principal Balance or any portion thereof is prepaid (whether by operation of law, acceleration or otherwise) on a date prior to the Maturity Date, Maker shall pay to Holder as liquidated damages, immediately upon demand, together with the related principal prepayment and any unpaid accrued interest, a prepayment charge (the "Prepayment Premium") equal to the greater of:

                    (1) the product of (x) one percent (1%) of the Prepayment Amount multiplied by (y) a fraction, the numerator of which is the number of full months remaining until the Maturity Date as of the Prepayment Date and the denominator of which is the number of full months comprising the term of the Loan; or

                    (2)  the Present Value of the Loan less the sum of
                         (x) the Prepayment Amount, and (y) unpaid accrued interest, if any.

               B. Maker shall have the right voluntarily to prepay all or any portion of the Principal Balance, together with accrued interest thereon, provided that Maker gives Holder not less than thirty (30) days prior written notice of its intention to prepay, and delivers to Holder, on or before the Prepayment Date, the Prepayment Premium as calculated above, together with the Prepayment Amount and all accrued interest and other sums due under the Loan Documents.

               C. Maker agrees that such Prepayment Premium represents the reasonable estimate of Holder and Maker of a fair average compensation for the loss that may be sustained by Holder due to the payment of any of the Principal Balance prior to the Maturity Date; and by initialing this provision in the space provided below, Maker hereby declares that Holder's agreement to enter into this transaction on the terms set forth in this Note and in the other Loan Documents constitutes adequate and valuable consideration, given individual weight by Maker for this agreement. Such Prepayment Premium shall be paid without prejudice to the right of Holder to collect any other amount provided to be paid hereunder. Holder shall not be obligated to actually reinvest the Prepayment Amount in any Treasury obligations as a condition to receiving the Prepayment Premium.

                                     INITIALS OF MAKER:  /s/ S. W.

               D. Notwithstanding anything to the contrary contained in this Paragraph 6, Maker shall have a right to prepay in full the entire outstanding balance due under this Note on or after June 30, 2006 without payment of the Prepayment Premium.

          7    Security.  This Note is secured, among other security, by
    the Deeds of Trust and the other Loan Documents, which contain provisions for the acceleration of the maturity of this Note upon the occurrence of certain described events.

          8    Holder's Rights; No Waiver by Holder.  The rights, powers
    and remedies of Holder under this Note shall be in addition to all rights, powers and remedies given to Holder under the Loan Documents and any other agreement or document securing or evidencing the indebtedness evidenced hereby or by virtue of any statute or rule of law, including, but not limited to, the Arizona Uniform Commercial Code, the California Uniform Commercial Code, the Nevada Uniform Commercial Code and the Utah Uniform Commercial Code. All such rights, powers and remedies shall be cumulative and may be exercised successively or concurrently in Holder's sole discretion without impairing Holder's security interest, rights or available remedies. Any forbearance, failure or delay by Holder in exercising any right, power or remedy shall not preclude further exercise thereof, and every right, power or remedy of Holder shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Holder. Maker waives any right to require the Beneficiary (as defined in each of the Deeds of Trust) to proceed against any person or to pursue any remedy in Holder's power.

          9    Maker's Waivers.

               A. Maker and any endorsers of this Note, and each of them, hereby waive diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest, and specifically consent to and waive notice of any renewals or extensions of this Note, whether made to or in favor of Maker or any person or persons. Maker and any endorsers of this Note expressly waive all right to the benefit of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, extension, redemption, or appraisement now or hereafter provided by the Constitution or the laws of the United States or of any state thereof, as a defense to any demand against Maker or any such endorsers, to the fullest extent permitted by law.

               B. Maker hereby waives any right to trial by jury with respect to any action or proceeding brought by Maker, Holder or any other person relating to (i) the indebtedness evidenced by this Note, or (ii) the Loan Documents. Maker hereby agrees that this Note constitutes a written consent to waiver of trial by jury pursuant to the provisions of California Code of Civil Procedure Section 631 and Maker does hereby constitute and appoint Holder its true and lawful attorney-in-fact, which appointment is coupled with an interest, and Maker does hereby authorize and empower Holder, in the name, place and stead of Maker, to file this Note with the clerk or judge of any court of competent jurisdiction as statutory written consent to waiver of trial by jury.

               C. Maker hereby expressly waives any right it may have under California Civil Code Section 2954.10 to prepay this Note, in whole or in part, without prepayment charge, upon acceleration of the Maturity Date of this Note, and agrees that if for any reason, a prepayment of any or all of this Note is made, whether voluntarily or upon or following any acceleration of the Maturity Date of this Note by the Holder, then Maker shall pay, concurrently therewith, a Prepayment Premium calculated pursuant to Paragraph 6 hereof. By initialling this provision in the space provided below, Maker hereby declares that Holder's agreement to make the Loan at the Interest Rate and for the term set forth in this Note constitutes adequate consideration, given individual weight by Maker, for this waiver and agreement.

                                       INITIALS OF MAKER:  /s/ S. W.

          10   Transfers by Holder.  This Note or any interest in this Note and the Loan Documents may be hypothecated, transferred or assigned by Holder without the prior consent of Maker.

          11   Amendment.  This Note may be amended or modified only by an instrument in writing which by its express terms refers to this Note and which is duly executed by the party sought to be bound thereby.

          12   Successors and Assigns.  This Note shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

          13   Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of California.

          14   Authority.  Each individual executing this Note on behalf of a partnership, corporation or other entity states that he or she is duly authorized to execute and deliver this Note on behalf of said entity, in accordance with duly and regularly adopted existing authority and, if necessary, resolution of the governing body of such organization, and that this Note is binding upon said entity in accordance with its terms.

          15   Time.  Time is of the essence with respect to each and every term and provision of this Note.

          16   Usury.  Notwithstanding any provision herein, the total
    liability for payments in the nature of interest shall not exceed the applicable limits imposed by any applicable state or federal interest rate laws. If any payments in the nature of interest, additional interest, and other charges made hereunder are held to be in excess of the applicable limits imposed by any applicable state or federal laws, it is agreed that any such amount held to be in excess shall be considered payment of principal and the indebtedness evidenced thereby shall be reduced by such amount in the inverse order of maturity so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable state or federal interest rate laws in compliance with the desires of Holder and Maker.

          17   Notices.  All notices, consents and other communications
    required or permitted by this Note shall be in writing and shall be given in the manner set forth in the Deeds of Trust.

          18   Attorneys' Fees.  The undersigned agrees to pay all costs, including reasonable attorneys' fees and expenses, incurred by Holder in enforcing payment or collection of this Note or the terms of any Loan Document, whether or not suit is filed.

          19   Limitation on Personal Liabilities.

               A. Except as expressly set forth in Paragraphs 19(b), (c) and/or (d) below, the recourse of Holder with respect to the obligations evidenced by this Note shall be solely to the Property (which for the purposes of this Note shall mean, collectively, the properties defined as the "Property" in each of the Deeds of Trust).

               B. Notwithstanding anything to the contrary contained in this Note or in any Loan Document, nothing shall be deemed in any way to impair, limit or prejudice the rights of Holder:

          (i) in foreclosure proceedings or in any ancil-lary proceedings brought to facilitate Hol-der's foreclosure on the Property or any portion thereof;

         (ii) to recover from Maker damages or costs (including without limitation reasonable attorneys' fees) incurred by Holder as a result of waste to the Property by Maker;

        (iii) to recover from Maker any condemnation or insurance proceeds attributable to the Property which were not paid to Holder or used to restore the Property in accordance with the terms of the Deeds of Trust;

         (iv) to recover from Maker any rents, profits, security deposits, advances, rebates, prepaid rents or other similar sums attributable to the Property collected by or for Maker following an Event of Default and not properly applied to the reasonable fixed and operating expenses of the Property, including payments of the Loan;

          (v) to pursue the personal liability of Maker under the provisions of paragraph 9.26 of each of the Deeds of Trust, including any indemnification provisions under said paragraph;

         (vi) to exercise any other specific rights or remedies afforded Holder under any provisions of the Loan Documents or at law or in equity (or to recover under any guarantee given in connection with the
                    Loan);

        (vii) to recover from Maker the amount of any unpaid taxes, assessments, and/or utility charges affecting the Property and to collect from Maker any sums expended by Holder in fulfilling the obligations of Maker, as lessor, under any leases affecting the Property, which obligations accrued prior to Holder's (or Holder's nominee's) acquisition of title to the Property; provided, however, that the cost of any obligations of Maker as lessor under any such leases which have been expressly approved by Holder shall not be a recourse liability of Maker;

       (viii) to pursue any personal liability of Maker under the Remediation and Indemnification
                    Agreements (as defined in the Deeds of
                    Trust);

         (ix) to recover from Maker damages or costs incurred by Holder as a result of any non-willful misrepresentation by Maker in connection with the Property, the Loan Documents or the Loan Applications, or any other aspect of the Loan; and/or

          (x) to recover from Maker damages or costs incurred by Holder as a result of Maker's failure to obtain and maintain in effect all the insurance required in the Loan Documents.

               C. The agreement contained in this Paragraph 19 to limit the personal liability of Maker shall become null and void and of no further force or effect in the event:

          (i) that the Property or any part thereof or any interest therein shall be further encumbered by a voluntary lien securing any obligation upon which Maker shall be personally liable for repayment;

         (ii) of any breach or violation of paragraph 4.2 of any of the Deeds of Trust;

        (iii)       of any intentional fraud or willful and
                    material misrepresentation by Maker in
                    connection with the Property, the Loan
                    Documents or the Loan Applications;

         (iv) that the Property or any part thereof shall become an asset a voluntary bankruptcy or insolvency proceeding or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety (90) days of filing; provided however, that this clause shall not apply if an involuntary bankruptcy is filed by Holder or if notwithstanding any such proceeding Maker maintains a senior long term unsecured debt rating of "BBB-" from Standard & Poor's Rating Group ("S&P") and another rating at least equivalent to S&P's rating of "BBB-" from one other nationally recognized agency; or

          (v) any property encumbered by the Deeds of Trust is determined to be "environmentally impaired" as such term is defined in
                    Section 40.503 of the Nevada Revised
                    Statutes, Section 726.5 of the California
                    Code of Civil Procedure, Section 78-37-1.5 of the Utah Code Annotated or any other similar statute, law or provision applicable to any Property; provided, however, that Holder's recovery hereunder due to such environmental impairment shall be limited to the Allocable Loan Amount(s) (as defined in the Deeds of Trust) attributable to such Property(ies) which is so environmentally impaired.

               D. The agreement contained in this Paragraph 19 to limit the personal liability of Maker shall become null and void and of no further force or effect in the event of the execution, modification, amendment and/or termination of any leases for the occupancy of space in any portion of the Property which remains encumbered by any of the Deeds of Trust, without Holder's prior written approval if such approval is required under the terms of the Loan Documents (such leases being hereinafter referred to as "Unapproved Leases"), such that the net rentable area covered by Unapproved Leases exceeds twenty percent (20%), in the aggregate, of the total net rentable area of all of the Property which remains encumbered by the Deeds of Trust.

    IN WITNESS WHEREOF, Maker and Holder have caused this Promissory Note to be executed and delivered effective as of the date first written above.

    "MAKER":

    BEDFORD PROPERTY INVESTORS, INC.,
    a Maryland corporation


    By:   /s/ Scott R. Whitney

          Scott R. Whitney
          Senior Vice President









      [11128.AGRE]H61142

                                              RECORDING REQUESTED BY
    AND WHEN RECORDED MAIL TO:

    Steefel, Levitt & Weiss
    One Embarcadero Center, 30th Floor
    San Francisco, California  94111

          Attention:  James F. Eastman, Esq.











             DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE
         FILING WITH ASSIGNMENT OF LEASES, RENTS AND AGREEMENTS
                               (Arizona)


          THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE
    FILING WITH ASSIGNMENT OF LEASES, RENTS AND AGREEMENTS (this "Deed of Trust") dated as of January 30, 1998 is made by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation, having offices at 270 Lafayette Circle, Lafayette, California 94549 ("Trustor"), First American Title Insurance Company, having offices at 1850 Mount Diablo Boulevard, Suite 300, Walnut Creek, California 94596 ("Trustee"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having offices at Four Embarcadero Center, Suite 2700, San Francisco, California 94111 ("Beneficiary").


                              WITNESSETH:


          Trustor HEREBY IRREVOCABLY GRANTS, TRANSFERS AND
    ASSIGNS TO Trustee, IN TRUST, WITH POWER OF SALE, all of Trustor's right, title and interest now owned or hereafter acquired in and to the following property, together with the Personalty (as hereinafter defined), all of which is hereinafter collectively defined as the "Property": (i) that certain real property (the "Land") located in the County of Maricopa, State of Arizona, and more particularly described in Exhibit A attached hereto and incorporated herein by this reference; (ii) all Improvements (as hereinafter defined) and all appurtenances, easements, rights and privileges thereof, including all minerals, oil, gas and other hydrocarbon substances thereon or therein, air rights, water rights and development rights, and any land lying in the streets, roads or avenues adjoining the Land or any part thereof; (iii) all Fixtures (as hereinafter defined), whether now or hereafter installed, being hereby declared to be for all purposes of this Deed of Trust a part of the Land; and (iv) the rents, issues and profits of or from the Land, Improvements and Fixtures.

    FOR THE PURPOSE OF SECURING, in such order of priority as Beneficiary may determine: (i) payment of the Indebtedness (as hereinafter defined), and (ii) payment (with interest as provided) and performance by Trustor of the Obligations (as hereinafter defined). Notwithstanding the foregoing, or any other term contained herein or in the Loan Documents, none of Trustor's obligations under or pursuant to the Remediation and Indemnification Agreements (as hereinafter defined) shall be secured by the lien of this Deed of Trust.


                                ARTICLE 20

                              Definitions


            As used in this Deed of Trust the following terms shall have the following meanings; other terms are defined where they appear in this Deed of Trust:

    Allocable Loan Amount: (i) For the property encumbered by the Ontario Deed of Trust, $8,000,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 8,000,000, and the denominator of which is 25,000,000; (ii) for the property encumbered by the Tustin Deed of Trust, $7,000,000 less the product of
    (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is $7,000,000, and the denominator of which is 25,000,000;
    (iii) for the property encumbered by the Woodlands Deed of Trust, $5,200,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by
    (y) a fraction, the numerator of which is 5,200,000, and the denominator of which is 25,000,000; (iv) for the property encumbered by the Milpitas Deed of Trust, $4,800,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 4,800,000, and the denominator of which is 25,000,000; (v) for the property encumbered by the Nevada Deed of Trust, $8,913,730.85 less all payments of principal made under the Nevada Note; (vi) for the property encumbered by this Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000; (vii) for the properties encumbered by the South San Francisco Deed of Trust, $6,500,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 6,500,000, and the denominator of which is 20,900,000; and
    (viii) for the property encumbered by the Fremont Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000.

    Application: Collectively, the Application dated December 5, 1995, executed by Trustor (referred to as "Borrower" therein), which Application includes the exhibits attached thereto, the Application dated January 5, 1996, executed by Trustor (referred to as "Borrower" therein), which Application includes the exhibits attached thereto, the Application executed by Trustor (referred to as "Borrower" therein) on April 13, 1996, which Application includes the exhibits attached thereto, and the Application executed by Trustor (referred to as "Borrower" therein) on October 31, 1997, which Application includes the exhibits attached thereto.

    Closing Date: The date this Deed of Trust is recorded in the Official Records of Maricopa County, Arizona.

    Combined Debt Service Coverage: The ratio, as determined by Beneficiary, of (a) Net Operating Income for the preceding twelve-month period for the Remaining Properties, to (b) the sum of (i) the annual debt service payments (including principal and interest) for the preceding twelve-month period on the portion of the Loan consisting of the aggregate of the Allocable Loan Amounts for the Remaining Properties, and (ii) the annual debt service payments (including principal and interest) on all other indebtedness secured or which will be secured by a lien on all or part of the Remaining Properties for the preceding twelve-month period. For purposes of calculating annual debt service, amortization of the aggregate principal indebtedness over a thirty (30) year period (or such lesser period if the applicable promissory notes or other loan documents in the case of loans other than the Loan provide otherwise) is assumed to apply during the entire term of the Loan.

    Combined Deeds of Trust: Collectively, this Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Milpitas Deed of Trust, the Woodlands Deed of Trust, the Nevada Deed of Trust, the Fremont Deed of Trust, and the South San Francisco Deed of Trust.

    Combined Loan to Value Ratio: The ratio, as determined by Beneficiary, of (i) the aggregate principal balance, together with all accrued but unpaid interest, of all encumbrances against the Remaining Properties, to (ii) the fair market value of the Remaining Properties, as determined by Beneficiary.

    Combined Properties: Collectively, the Property, the property encumbered by the Ontario Deed of Trust, the property encumbered by the Tustin Deed of Trust, the property encumbered by the Milpitas Deed of Trust, the property encumbered by the Woodlands Deed of Trust, the property encumbered by the Nevada Deed of Trust, the property encumbered by the Fremont Deed of Trust, and the properties encumbered by the South San Francisco Deed of Trust.

    Event of Default:  As defined in Paragraph 6.1 hereof.

    Fixtures: All fixtures located upon or within the Improvements or now or hereafter installed in, or used in connection with any of the Improvements, including boilers, furnaces, pipes, plumbing, elevators, cleaning and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, heating, ventilating, air conditioning and air cooling equipment, whether or not permanently affixed to the Land or the Improvements.

    Fremont Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of even date herewith, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Alameda County, California, as amended from time to time.

    Future Combined Debt Service Coverage: The ratio, as determined by Beneficiary, of (a) Net Operating Income for the immediately upcoming twelve-month period for the Remaining Properties (based on reasonable assumptions determined by Beneficiary), to (b) the sum of (i) the annual debt service payments (including principal and interest) for the same twelve-month period on the portion of the Loan consisting of the aggregate of the Allocable Loan Amounts for the Remaining Properties, and (ii) the annual debt service payments (including principal and interest) on all other indebtedness secured or which will be secured by a lien on all or part of the Remaining Properties for the same twelve-month period. For purposes of calculating annual debt service, amortization of the aggregate principal indebtedness over a thirty (30) year period (or such lesser period if the applicable promissory notes or other loan documents in the case of loans other than the Loan provide otherwise) is assumed to apply during the entire term of the Loan.

    Future Individual Debt Service Coverage: For each of the Combined Properties, the ratio, as determined by Beneficiary, of (a) Net Operating Income for such Combined Property for the next upcoming twelve-month period (based on reasonable assumptions determined by Beneficiary), to (b) the sum of (i) the annual debt service payments (including principal and interest) on the portion of the Loan consisting of the Allocable Loan Amount for such Combined Property for the same twelve-month period, and (ii) the annual debt service payments (including principal and interest) on all other indebtedness secured or which will be secured by a lien on all or part of such Combined Property for the same twelve-month period. For purposes of calculating annual debt service, amortization of the aggregate principal indebtedness over a thirty (30) year period (or such lesser period if the applicable promissory note or other loan documents in the case of loans other than the Loan provide otherwise) is assumed to apply during the entire term of the Loan.

    Impositions: All real estate and personal property and other taxes and assessments, water and sewer rates and charges levied or assessed upon or with respect to the Property, and all other governmental charges and any interest or costs or penalties with respect thereto, ground rent and charges for any easement or agreement maintained for the benefit of the Property, general and special, ordinary and extraordinary, foreseen or unforeseen, of any kind and nature whatsoever that at any time prior to or after the execution of the Loan Documents may be assessed, levied, imposed, or become a lien upon the Property or the rent or income received therefrom, or any use or occupancy thereof; and any and all other charges, expenses, payments, claims, mechanics' or material suppliers' liens or assessments of any nature, if any, which are or may become a lien upon the Property or the rent or income received therefrom.

    Impound Account: The account that Trustor may be required to maintain pursuant to Paragraph 3.4 hereof for the deposit of amounts required to pay Impositions and insurance premiums.

    Improvements: All buildings and other improvements and appurtenances located on the Land, including surface improvements, such as parking areas and landscaping structures and all improvements, additions and replacements thereof, and other buildings and improvements, at any time hereafter constructed or placed upon the Land.

    Indebtedness: The principal of and all other amounts, payments and premiums due under the Note (and each and every of them) and any extensions or renewals thereof (including extensions or renewals at a different rate of interest, whether or not evidenced by a new or additional promissory note or notes), and all other indebtedness of Trustor to Beneficiary and additional advances under, evidenced by and/or secured by the Loan Documents, plus interest on all such amounts.

    Individual Debt Service Coverage: For each of the Combined Properties, the ratio, as determined by Beneficiary, of (a) Net Operating Income for such Combined Property for the preceding twelve-month period, to (b) the sum of (i) the annual debt service payments (including principal and interest) on the portion of the Loan consisting of the Allocable Loan Amount for such Combined Property for the preceding twelve-month period, and (ii) the annual debt service payments (including principal and interest) on all other indebtedness secured or which will be secured by a lien on all or part of such Combined Property for the preceding twelve-month period. For purposes of calculating annual debt service, amortization of the aggregate principal indebtedness over a thirty (30) year period (or such lesser period if the applicable promissory note or other loan documents in the case of loans other than the Loan provide otherwise) is assumed to apply during the entire term of the Loan.

    Individual Loan to Value Ratio: For each individual Combined Property, the ratio, as determined by Beneficiary, of (i) the aggregate principal balance, together with all accrued but unpaid interest, of the Allocable Loan Amount for such Combined Property and all other encumbrances (other than the Loan) against such Combined Property, to (ii) the fair market value of such Combined Property, as determined by Beneficiary.

    Inventory:  The personal property Inventory attached hereto as Exhibit
    C.

    Laws and Restrictions: All federal, state, regional, county, local and other laws, regulations, orders, codes, ordinances, rules, statutes and policies, restrictive covenants and other title encumbrances, permits and approvals, Leases and other rental agreements, relating to the development, occupancy, ownership, management, use, and/or operation of the Property or otherwise affecting all or any part of the Property or Trustor.

    Leases: Any and all leasehold interests, including subleases and tenancies following attornment, now or hereafter affecting or covering any part of the Property.

    Loan:  The loans from Beneficiary to Trustor evidenced by the Note.

    Loan Documents: The Note, the Application, the Owner's Affidavit, this Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Milpitas Deed of Trust, the Woodlands Deed of Trust, that certain Note Assignment and Assumption Agreement dated as of May 9, 1997 relating to the Nevada Note, the Nevada Deed of Trust, the Fremont Deed of Trust, the South San Francisco Deed of Trust, each of the Assignments of Agreements, each of the Assignments of Lessor's Interest in Leases, the Post-Closing Agreement, and all other documents, with the exception of the Remediation and Indemnification Agreements, evidencing, securing or relating to the Loan, the payment of the Indebtedness or the performance of the Obligations.

    Loan Parties:  Trustor.

    Material Adverse Change: Any material and adverse change in (i) the financial condition of any of the Loan Parties, or (ii) the condition or operation of the Property.

    Milpitas Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of May 24, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Santa Clara County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as further amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.

    Net Operating Income: For any period, gross income from operations of the Remaining Properties, for the purposes of determining Combined Debt Service Coverage or Future Combined Debt Service Coverage, or from operations of an individual Combined Property, for the purposes of determining the Individual Debt Service Coverage or Future Individual Debt Service Coverage for such Combined Property, in either case, derived from arm's length, market rate rents from leases with unaffiliated third parties in possession of the leased premises and paying rent on a current basis, service fees or charges, and addi-

    tional rent resulting from operating expense, common area maintenance, utilities and tax escalation pass through provisions (excluding capital gains income derived from the sale of assets and other items of income which Beneficiary reasonably determines are unlikely to occur in any subsequent period), less operating expenses (such as cleaning, utilities, administrative, landscaping, security and common area maintenance expenses, common area association fees, repairs and maintenance and less fixed expenses (such as insurance, real estate and other taxes), which expenses shall be related to the property producing such gross income, shall be for services from arm's length third party transactions or equivalent to the same, and shall exclude all expenses for capital improvements and replacements, debt service and depreciation or amortization of capital expenditures and other similar noncash items. Operating expenses shall include not less than 4.0% of gross income for the property encumbered by the Woodlands Deed of Trust and not less than 3.5% of gross income for each of the other Combined Properties and shall include reserves for replacements of not less than $31,000 for the Property encumbered by the Tustin Deed of Trust and not less than $23,000 for each of the other Combined Properties. Real estate taxes shall be calculated based upon the greater of (i) the current tax bill plus the next subsequent year's escalations as permitted under applicable law, or (ii) the estimated market value of such Combined Properties (as determined by Beneficiary) at the time of any reconveyance described in Paragraph 9.36 of this Deed of Trust multiplied by the then current tax rate. Gross income shall not be anticipated for any greater period than that approved by generally accepted accounting principles, nor shall operating expenses be prepaid.

    Nevada Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of May 9, 1997, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Washoe County Nevada, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.

    Note: Collectively (i) that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20, 1996), executed by Trustor in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Multistate Note"), (ii) that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Trustor in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and
    (iii) that certain Promissory Note dated as of even date herewith executed by Trustor in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note").

    Obligations: Any and all of the covenants, promises and other obligations (including, without limitation, the Indebtedness) made or owing by Trustor to or due to Beneficiary under and/or as set forth in the Loan Documents and all of the material covenants, promises and other obligations made or owing by Trustor to each and every other Person relating to the Property.

    Ontario Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Bernardino County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as further amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as further amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.

    Owner's Affidavit: That certain Owner's Affidavit dated as of even date herewith, executed by Trustor in favor of Beneficiary.

    Permitted Exceptions: All of those matters described on Exhibit B attached hereto.

    Person: Any natural person, corporation, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

    Personalty: Trustor's right, title and interest in all personal property (other than Fixtures) now or hereafter located in, upon or about or collected or used in connection with the Property, together with all present and future attachments, accessions, replacements, substitutions and additions thereto or therefor, and the cash and noncash proceeds thereof, including all property listed in the Inventory, the Impound Account, all goods, documents, instruments and chattel paper, all drawings, plans and specifications, all causes of action and recoveries now or hereafter existing for any loss or diminution in value of the Property, all licenses, governmental authorizations or permits pertaining to the Property or the development, ownership, management or operation thereof, all trademarks, service marks, designs, logos, trade names, names or similar identifications pertaining to the Property, and all accounts, contract rights and general intangibles (including, without limitation, any insurance proceeds and condemnation awards or compensation) arising out of or incident to the ownership, development or operation of the Property owned by or in which Trustor has an interest including, without limitation, all personal property described in the UCC-1 Financing Statement executed by Trustor of even date herewith, which is incorporated herein by this reference, and all furniture, furnishings, equipment, machinery, construction materials and supplies, leasehold interests in personal property and the Leases. Notwithstanding the foregoing, Personalty shall not include any proprietary computer software developed by Trustor for the interpretation, manipulation or presentation of the information comprising the books and records of Trustor.

    Post-Closing Agreement: That certain Post-Closing Actions Agreement dated as of even date herewith, executed by Trustor in favor of Beneficiary.

    Property: As defined in the above granting paragraph of this Deed of Trust.

    Receiver: Any trustee, receiver, custodian, fiscal agent, liquidator or similar officer.

    Remaining Properties: Collectively, each of the Combined Properties which remain encumbered by any of the Combined Deeds of Trust following the requested reconveyance of this Deed of Trust pursuant to Paragraph 9.36 of this Deed of Trust and following the prior or concurrent reconveyance of any of the other Combined Deeds of Trust pursuant to Paragraph 9.36 of any of the other Combined Deeds of Trust.

    Remediation and Indemnification Agreements: Collectively, (i) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 24, 1996 executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Milpitas Deed of Trust,
    (ii) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Ontario Deed of Trust, (iii) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Tustin Deed of Trust, (iv) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Woodlands Deed of Trust, (v) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 9, 1997 executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Nevada Deed of Trust, (vi) the Hazardous Substances Remediation and Indemnification Agreement dated as of even date herewith executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Fremont Deed of Trust, (vii) the Hazardous Substances Remediation and Indemnification Agreement dated as of even date herewith executed by Trustor in favor of Beneficiary in connection with the property encumbered by the South San Francisco Deed of Trust, and (viii) the Hazardous Substances Remediation and Indemnification Agreement dated as of even date herewith executed by Trustor in favor of Beneficiary in connection with the Property.

    Rents: All rents, royalties, revenues, issues, profits, proceeds and other income from the Property.

    Secondary Interest Rate:  As defined in the Note.

    South San Francisco Deed of Trust: That certain Deed of Trust dated as of this date herewith, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Mateo County, California as amended from time to time.

    Tustin Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Orange County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as further by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as further amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.

    Woodlands Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Salt Lake County, Utah, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as further by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as further amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.



                               ARTICLE 21

                     Representations and Warranties


          Trustor hereby represents and warrants to Beneficiary and Trustee that as of the date of this Deed of Trust and as of the date of any subsequent disbursement pursuant to the Loan Documents:

          21.1  Title, Authorization and Organization.  Trustor
    (i) is the lawful owner of the Property and holds good and marketable title to the Property free and clear of all defects, liens, encumbrances, easements, exceptions and assessments, except the Permitted Exceptions; (ii) has good, right and lawful authority to grant the Property as provided in and by this Deed of Trust; (iii) has the requisite power and authority to own, develop and operate the Property; (iv) is duly organized, validly existing and in good standing under the laws of the State of its organization and is duly qualified to do business in the State in which the Land is located; and (v) is in compliance with all Laws and Restrictions applicable to it.

          21.2 Validity of Loan Documents. The execution, delivery and performance by Trustor of the Loan Documents and the borrowings evidenced by the Note are within the power of Trustor, have been authorized by all requisite corporate or partnership authority and will not violate any Laws and Restrictions or any agreement or other instrument. Each of the Loan Documents when executed and delivered to Beneficiary, will constitute a legal, valid and binding obligation of Trustor enforceable in accordance with its terms.

          21.3 Financial Statements. All financial statements and data that have been given to Beneficiary with respect to the Property or any Loan Party are true, accurate, complete and correct and except as expressly noted to the contrary therein, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby. There has been no Material Adverse Change since the date of the most recent financial statement given to Beneficiary.

          21.4 Other Information. All reports, papers, data and information given to Beneficiary with respect to Loan Parties and the Property are accurate, correct and complete.

          21.5 Litigation. There is not now pending against or affecting any Loan Party or the Property, nor to the best of Trustor's knowledge is there threatened any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely determined, would materially impair or affect (i) the financial condition or operations of such Loan Party, or (ii) the condition, use or operation of the Property.

          21.6  Additional Representations and Warranties.
    (i) The Property is not used principally or primarily for agricultural or grazing purposes; (ii) each Loan Party has filed all federal, state, county and municipal income tax returns required to have been filed by it and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by it (and no Loan Party knows of any basis for any additional assessment against it in respect of such taxes); (iii) all costs for labor and materials for the construction of the Improvements have been paid in full other than ongoing work for leasehold improvements under Leases approved in writing by Beneficiary; (iv) Trustor is not aware of any assessment for public improvements which is pending and which could become a lien upon the Property; (v) no event has occurred which with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents; (vi) Trustor is not a party to any agreement or instrument materially and adversely affecting its present or proposed business conducted on the Property or the Property itself, financial or otherwise; (vii) Trustor is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions set forth in any such agreement or instrument to which it is a party to the extent that the same would have a material and adverse effect on the Property or Trustor's ability to timely perform its Obligations under the Loan Documents;
    (viii) all Fixtures are permanently affixed to the Improvements and Trustor has not executed any financing statement or security agreements covering the Fixtures, or any of them, and the costs of all Fixtures due as of the date hereof have been paid; (ix) neither the Property, nor any part thereof, has sustained, incurred or suffered any material damage or destruction; and (x) subject to the Permitted Exceptions, the Personalty is owned by Trustor, free and clear of any liens, encumbrances, mortgages, security interests, claims and rights of others.

          21.7 Compliance with Laws. The Property and the proposed and actual use thereof comply with all Laws and Restrictions and the Laws and Restrictions contain no unsatisfied conditions necessary for the actual use of the Property as it is currently used. Trustor has received no notices of violations of any Laws and Restrictions.

          21.8 Bankruptcy. No petition in bankruptcy, petition or answer seeking assignment for the benefit of creditors or appointment of a Receiver with respect to Trustor has occurred or is contemplated, and no reorganization, arrangement, liquidation or dissolution or similar relief under the Federal Bankruptcy laws or any state laws have been instituted by or against Trustor, and none is contemplated.


                               ARTICLE 22

                         Affirmative Covenants


          Trustor hereby covenants and agrees as follows:

          22.1 Obligations of Trustor. Trustor will (i) timely perform, or cause to be timely performed, all the Obligations;
    (ii) maintain and preserve the lien of this Deed of Trust; and
    (iii) forever warrant and defend its grant made herein against any and all claims and demands whatsoever.

          22.2  Insurance.

            A.       Trustor, at its sole cost and expense,
    will keep and maintain for the mutual benefit of Trustor and Beneficiary, the following policies of insurance:

              (1)    Insurance against loss or damage to the
    Property by fire and other risks covered by insurance commonly known as the broad form of extended coverage, including losses sustained by reason of riot and civil commotion, vandalism, malicious mischief, burglary, theft and mysterious disappearance, flood (if the Property is located in a HUD designated special flood hazard area) and against such other risks or hazards as Beneficiary from time to time reasonably may designate, in an amount equal to one hundred percent (100%) of the then "full replacement cost" of the Improvements, the Fixtures and the Personalty, without deduction for physical depreciation.

              (2)    Rental income insurance against loss of
    income in an amount not less than twelve (12) months rental and taxes and other operating expense reimbursements or payments at then-current income levels.

              (3)    Commercial General Liability insurance
    including broad form property damage, contractual liability and personal injury or death coverage, with a combined single limit of at least $5,000,000.

              (4)    "Builders Risk" insurance, during any
    material construction, repair, replacement, renovation or alteration of the Improvements, in such amounts as are reasonably approved by Beneficiary.

              (5)    If applicable, boiler and machinery
    insurance covering boilers and other pressure vessels, the air conditioning system, high pressure piping and other machinery and equipment required for the operation of the Property.

              (6) Such other insurance, and in such amounts, as may from time to time be reasonably required by Beneficiary (but excluding earthquake insurance, unless earthquake insurance is required pursuant to the terms of any of the Leases).

            B.       Trustor shall provide Beneficiary with
    satisfactory evidence of compliance with applicable requirements for Worker's Compensation insurance and of employee automobile coverage.

            C. All policies of insurance required by this Deed of Trust (i) shall be satisfactory in form and substance to Beneficiary and written with companies satisfactory to Beneficiary,
    (ii) shall name Beneficiary as an additional insured as its interests may appear, (iii) shall contain a Standard Lender's Loss Payable endorsement and other non-contributory standard mortgagee protection clauses acceptable to Beneficiary, and at Beneficiary's option, a waiver of subrogation rights by the insurer, (iv) shall contain an agreement by the insurer that such policy shall not be amended or canceled without at least thirty (30) days' prior written notice to Beneficiary, (v) shall be in the full replacement cost of the Improve-

    ments, without deduction for physical depreciation and (vi) shall contain such other provisions as Beneficiary deems reasonably necessary or desirable to protect its interests. Any policies containing a coinsurance clause shall include a replacement cost endorsement adequate to ensure that the coinsurance clause is rendered inoperative.

            D. In the event a blanket policy is submitted to satisfy Trustor's responsibilities under this Paragraph 3.2, in addition to such other requirements set forth herein, Trustor shall deliver to Beneficiary a certificate from such insurer indicating that Beneficiary is an insured under such policy and designating the amount of such insurance applicable to the Property.

            E.       Trustor shall furnish evidence,
    satisfactory to Beneficiary, that (i) all insurance requirements (including, without limitation, provisions for waivers of subrogation) set forth in the Leases or any other agreements affecting the Property shall have been satisfied by each party thereto, and (ii) Trustor's insurance coverage is sufficient (assuming the total destruction of the Property) to permit Trustor to rebuild the Improvements (including basic tenant improvements) and to replace the Fixtures and Personalty in such manner as to enable the Property to be operable and rentable as it is currently rented and operated, and no tenant shall have the right to terminate its lease of any portion of the Property as a result of the failure of Trustor to rebuild above-standard tenant improvements.

            F. Self-insurance (other than the applicable deductibles approved by Beneficiary) shall not be employed to satisfy the requirements of this Paragraph 3.2.

            G. All of Trustor's right, title and interest in and to all policies of property insurance and any unearned premiums paid thereon are hereby assigned (to the fullest extent assignable) to Beneficiary who shall have the right, but not the obligation, to assign the same to any purchaser of the Property at any foreclosure sale.

            H.       Not less than thirty (30) days prior to
    the expiration dates of any policy previously furnished pursuant to this Paragraph 3.2, Trustor shall provide Beneficiary with duplicate originals or certified copies of the renewal policies together with evidence satisfactory to Beneficiary of Trustor's payment of the applicable premiums.

          22.3  Maintenance, Waste and Repair.  Trustor will
    (i) maintain the Property in good order and condition, (ii) promptly make all necessary structural and non-structural repairs to the Property, (iii) not diminish or materially alter the Improvements, nor erect any new buildings, structures or building additions on the Property, without the prior written consent of Beneficiary, and
    (iv) not permit any waste of the Property or make any change in the use thereof, nor do or permit to be done thereon anything, that may in any way impair the security of this Deed of Trust.

          22.4 Impositions; Impounds. Trustor will pay when due all Impositions. Upon an Event of Default, Trustor will pay monthly to Beneficiary an amount equal to one-twelfth (1/12th) of the annual cost of Impositions together with an amount equal to the estimated next hazard and other required insurance premiums. These funds will be held by Beneficiary (and may be commingled with other funds of Beneficiary) without interest and will be released to Trustor for payment of Impositions and insurance premiums, or directly applied to such costs by Beneficiary, as Beneficiary may elect.

          22.5 Compliance with Law. Trustor will promptly and faithfully comply with all present and future Laws and Restrictions.

          22.6 Books and Records. Trustor, without expense to Beneficiary, will maintain full and complete books of account and other records reflecting the results of the operations of the Property in accordance with generally accepted accounting principles consistently applied, and will furnish or cause to be furnished to Beneficiary such financial information concerning the condition of the Loan Parties and the Property as Beneficiary shall reasonably request. The following information will be furnished without request:

            A.       As soon as available, and in any event
    within thirty (30) days after the close of each fiscal quarter of each fiscal year of Trustor, a statement of revenues and expenses relating to the rentals and operations of the Property for the applicable fiscal quarter just ended, certified by Trustor;

            B.       As soon as available, and in any event
    within ninety (90) days after the end of each fiscal year of Trustor, an annual operating statement for the Property certified by an independent certified public accountant acceptable to Beneficiary and a rent roll in the form delivered to Beneficiary in connection with the closing of the Loan certified by Trustor reflecting all the existing Leases; and

            C.       As soon as available, and in any event
    within ninety (90) days after the end of Trustor's fiscal year, a balance sheet of Trustor, certified in a manner acceptable to Beneficiary.

          After the occurrence of an Event of Default, or in the event Trustor fails to deliver an annual operating statement for the Property certified by an independent certified public accountant acceptable to Beneficiary within the time frame set forth in Paragraph 3.6.B, above, Beneficiary shall have the right, at all reasonable times and upon reasonable notice, to audit the books of account and records of any Loan Party, all of which shall be made available at Trustor's office during reasonable business hours to Beneficiary and Beneficiary's representatives for such purpose, from time to time. If such audit discloses a variance of three per-

    cent (3%) or more in income or expenses, the cost of such audit shall be paid by Trustor.

          22.7 Further Assurances. Trustor, at any time upon the reasonable request of Beneficiary, will at Trustor's expense execute, acknowledge and deliver all such additional papers and instruments (including, without limitation, a declaration of no setoff) and all such further acts and things as may be reasonably necessary to carry out the purposes of the Loan Documents and to subject to the liens thereof any property intended by the terms thereof to be covered thereby and any renewals, additions, substitutions or replacements thereto.

          22.8 Indemnity and Attorneys' Fees. Trustor will indemnify, defend, protect and hold Beneficiary harmless from any and all liability, loss, claims, damage, cost or expense (including, without limitation, reasonable attorneys' fees) that Beneficiary may or might incur hereunder, or in connection with the making or administering of the Loan, the enforcement of any of Beneficiary's rights or remedies hereunder or under the other Loan Documents, any action taken by Beneficiary hereunder or thereunder, whether or not suit is filed, or by reason or in defense of any and all claims and demands whatsoever that may be asserted against Beneficiary arising out of the Property, or any part thereof or interest therein, or as to which it becomes necessary to defend or uphold the lien of this Deed of Trust or other Loan Documents. Should Beneficiary incur any such liability, loss, claim, damage, cost or expense, the amount thereof with interest thereon at the Secondary Interest Rate shall be payable by Trustor immediately without demand, shall be secured by this Deed of Trust, and shall be part of the Indebtedness.

          22.9 Litigation. Trustor will promptly give notice in writing to Beneficiary of any litigation which may reasonably be expected to result in a Material Adverse Change.

          22.10 Inspection of Property. Trustor hereby grants to Beneficiary, its agents, employees, consultants and contractors, the right to enter upon the Property for the purpose of making any and all inspections, reports, tests (including, without limitation, soils borings, ground water testing, wells and/or soils analysis), inquiries and reviews as Beneficiary (in its sole and absolute discretion) may deem necessary to assess the then current condition of the Property; provided, however, that Beneficiary shall not conduct any such tests (including, without limitation, soil borings, ground water testing, wells and/or soils analysis) (i) unless Beneficiary becomes aware of, or reasonably suspects, an environmental event on or near the Property which could have a material adverse effect on any portion of the Property and Trustor refuses or fails to conduct such tests in a manner reasonably requested by Beneficiary, or (ii) until after the occurrence of an Event of Default under any of the Loan documents or the Remediation and Indemnification Agreements. Beneficiary shall provide Trustor with one (1) business day's notice of such entry; provided, however, that, subject to the preceding sentence, Trustor's consent shall not be required for such entry or for the performance of such tests. All costs, fees and expenses (including those of Benefi-

    ciary's legal counsel and consultants) incurred by Beneficiary with respect to such inspections, reports, tests, inquiries and reviews shall be paid by Trustor to Beneficiary upon demand, shall accrue interest at the Secondary Interest Rate until paid, and shall be secured by this Deed of Trust. Beneficiary shall make reasonable efforts in the exercise of its entry, inspection, and other rights under this Paragraph to avoid interference with the business operations of any tenant or licensee occupying space at the Property pursuant to Leases permitted by the Loan Documents, and, so long as no Event of Default has occurred, shall cooperate with Trustor in setting the time for such entry, inspections and tests.

          22.11 Contest. Notwithstanding the provisions of Paragraphs 3.4 and 3.5 hereof, Trustor may, at its expense, contest the validity or application of any Impositions or Laws and Restrictions by appropriate legal proceedings promptly initiated and conducted in good faith and with due diligence, provided that
    (i) Beneficiary is reasonably satisfied that neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, or lost as a result of such contest, and (ii) Trustor shall have posted a bond or furnished such other security as may be reasonably required from time to time by Beneficiary.

          22.12  Tax Receipts.  Trustor will deliver to
    Beneficiary, within seven (7) days after the demand made therefor, bills showing the payment to the extent then due of all taxes, assessments (including, without limitation, those payable in periodic installments), and any Imposition that may have become a lien upon the Property or any part thereof.

          22.13 Additional Information. Trustor will furnish to Beneficiary, within seven (7) days after written request therefor, any and all information that Beneficiary may reasonably request concerning the Property or the performance by Trustor of the Obligations.

          22.14 Prepayment. Trustor may prepay the Loan only on the terms and conditions set forth in the Note and Trustor shall pay Beneficiary prepayment charges in respect of any prepayment, whether voluntary or involuntary, as required by and on the terms and conditions set forth in the Note.

          22.15 FIRPTA Affidavit. In the event of any transfer by Trustor of its rights hereunder or of any interest in the Property otherwise permitted under this Deed of Trust, such transferee shall, as an additional condition to such transfer, under penalty of perjury, execute and deliver to Beneficiary an affidavit concerning the non-foreign status of such transferee substantially in the form required to be delivered by Trustor in connection with the funding of the Loan. Nothing in this Paragraph 3.15 shall be deemed a modification or waiver of any other provision of any of the Loan Documents limiting, prohibiting or otherwise relating to any transfer of any interest in the Property or Trustor.

          22.16 Tax Service Contract. Throughout the term of the Loan, at Trustor's sole expense, Beneficiary shall be furnished tax service contracts issued by a tax reporting agency satisfactory to Beneficiary.

          22.17 Reimbursement. Any amount paid by Beneficiary for any tax, stamp tax, assessment, water rate, sewer rate, insurance premium, repair, rent charge, debt, claim, inspection or lien having priority over this Deed of Trust or to in any way protect the security for the Loan, shall (i) bear interest at the Secondary Interest Rate from the date of payment by Beneficiary, (ii) constitute additional indebtedness secured by this Deed of Trust, prior to any right, title or interest in or claim upon the Property attaching or accruing subsequent to the lien of this Deed of Trust, (iii) be secured by this Deed of Trust, and (iv) be payable by Trustor to Beneficiary upon demand.

          22.18 Plans and Specifications. Trustor agrees to keep at its offices at the Property, and to make available to Beneficiary during normal business hours, "As-Built Plans and Specifications", or, if unavailable, the final set of plans and specifications from which the Improvements were constructed ("As-Builts"), certified by a licensed architect or licensed contractor as true, correct and complete As-Builts for the Improvements.


                               ARTICLE 23

                           Negative Covenants


            Trustor hereby covenants and agrees as follows:

          23.1 Restrictive Uses. Trustor will not initiate, join in, or consent to any change in the current use of the Property or in any zoning ordinance, private restrictive covenant, assessment proceedings or other public or private restrictions limiting or restricting the uses that may be made of the Property or any part thereof without the prior written consent of Beneficiary.

          23.2  Due on Sale or Encumbrance.

            A. Except as expressly otherwise provided in this Paragraph 4.2, in the event that Trustor, without the prior written consent of Beneficiary (which consent may be withheld for any reason or for no reason or given upon such terms and conditions as Beneficiary deems necessary or appropriate, all within Beneficiary's absolute discretion), shall sell, convey, assign, transfer, alienate or otherwise dispose of or be divested of its title to, or, shall mortgage, convey security title to, or otherwise encumber or cause to be encumbered, the Property or any part thereof or any interest therein in any manner or way, whether voluntary or involuntary, or in the event of (a) any merger, consolidation or dissolution involving, or the sale or transfer of all or substantially all of the assets of, Trustor or any general partner of Trustor, (b) the transfer (at one time or over any period of time) of ten percent (10%) or more of the voting stock of (i) a corporate Trustor or (ii) any corporate general partner of Trustor, (c) the transfer of any general partnership interest in Trustor or in any partnership which is a direct or indirect general partner of Trustor, or (d) the conversion of any such general partnership interest to a limited partnership interest, then the entire balance of the Indebtedness, plus the Prepayment Premium (as defined in the Note), shall become immediately due and payable at the option of Beneficiary. Trustor hereby covenants not to participate in, cause or permit any of the foregoing actions or events described in this Paragraph 4.2 without Beneficiary's prior written consent. Consent to one such transfer by Beneficiary shall not be deemed a waiver of the right to require such consent to further or future transfers. Any such transferee shall, as a condition of the effectiveness of any consent or waiver by Beneficiary hereunder, as a covenant of Trustor and such transferee, and in form and substance required by Beneficiary, assume all obligations under the Loan Documents and the assumption shall not, however, release Trustor, or any maker or guarantor of the Note, from any liability thereunder. This provision shall not apply to transfers of title or interest under any will or testament or applicable law of descent.

            B.       Notwithstanding the foregoing, the
    provisions of this Paragraph 4.2 shall not apply to (i) the sale of stock on any recognized public stock exchange in the ordinary course of business, (ii) any merger or consolidation of Trustor where the surviving company has a Debt Ratio (as defined below) which does not exceed the Debt Ratio of Trustor as of the Closing Date, as shown by evidence reasonably satisfactory to Beneficiary, and (iii) a public tender offer by a Person unaffiliated with Trustor to purchase the stock of Trustor. Notwithstanding anything to the contrary contained herein, unless a change in the ownership of Trustor is the result of one or more of the acts described in the immediately preceding sentence (in which case the prior consent of Beneficiary is not required), Beneficiary's prior written consent shall be required in the event of a change in the ownership of Trustor (in a single transaction or cumulative transactions) such that in excess of 50% of Trustor's stock is owned or controlled by a sole shareholder or an affiliated group of shareholders ("Sale"). Notwithstanding the foregoing, a Sale shall specifically exclude: (a) the conversion ("Conversion") to common stock shares of some or all of the Series A convertible preferred stock of Trustor outstanding as of the Closing Date (the "Preferred Stock"), (b) any initial sale ("Initial Sale") of any of the Preferred Stock to a Person unaffiliated with Trustor which occurs either prior to and/or subsequent to any Conversion, and
    (c) any sale of any of the Preferred Stock subsequent to an Initial Sale of such Preferred Stock to a Person unaffiliated with Trustor which previously acquired some or all of the Preferred Stock in an Initial Sale. As used herein, "Debt Ratio" means the ratio of all indebtedness of Trustor and its subsidiaries to the sum of all assets of Trustor and it subsidiaries, before depreciation and less the sum of any intangible assets.

          23.3 Replacement of Fixtures and Personalty. Trustor will not permit any of the Fixtures or Personalty to be removed at any time from the Property without the prior written consent of Beneficiary unless actually replaced by articles of equal suitability and value owned by Trustor free and clear of any lien or security interest.

          23.4 No Cooperative or Condominium. Trustor shall not operate the Property or permit the Property to be operated, as a cooperative or condominium building or buildings in which the tenants or occupants participate in the ownership, control, or management of the Property or any part thereof, as tenant stockholders or otherwise.

          23.5  Partnership Agreement.  Trustor, if a
    partnership, will not terminate, alter, modify or amend or permit the termination, alteration, modification or amendment of its Partnership Agreement without Beneficiary's prior written consent.

          23.6  Community Facilities District.  Without
    obtaining the prior written consent of Beneficiary, Trustor shall not consent to, or vote in favor of, the inclusion of all or any part of the Property in any Community Facilities District formed pursuant to the Community Facilities District Act, A.R.S. Section 48-701, et seq., as amended from time to time. Trustor shall immediately give notice to Beneficiary of any notification or advice that Trustor may receive from any municipality or other third party of any intent or proposal to include all or any part of the Property in a Community Facilities District. Beneficiary shall have the right to file a written objection to the inclusion of all or any part of the Property in a Community Facilities District, either in its own name or in the name of Trustor, and to appear at, and participate in, any hearing with respect to the formation of any such district.

                             ARTICLE 24

                      Casualties and Condemnation


          24.1  Insurance and Condemnation Proceeds.

            A. Trustor will notify Beneficiary in writing promptly after loss or damage caused by fire or other casualty to all or any part of the Property resulting in damage in excess of $25,000 per occurrence, and prior to the making of any repairs thereto. Trustor will furnish to Beneficiary within sixty (60) days after such loss or damage (a) preliminary plans and specifications for the repair and reconstruction of the Property (the "Preliminary Plans and Specifications"); and (b) evidence satisfactory to Beneficiary (i) of the cost of repair or reconstruction in accordance with the Preliminary Plans and Specifications, (ii) that sufficient funds are available and/or committed for the benefit of Beneficiary, including insurance proceeds, funds provided by the Trustor, payment and performance bond, or otherwise, to complete such repair or reconstruction, and (iii) that such repair or reconstruction may be completed in accordance with all applicable Laws and Restrictions within the time frame described in Paragraph 5.1.C.(v) hereof and that all necessary permits and approvals have been or will be obtained. Trustor hereby unconditionally and irrevocably waives all rights of a property owner under applicable law providing for the allocation of condemnation proceeds between a property owner and a lien holder.

            B. In the event of any insured loss in excess of Two Hundred Fifty Thousand Dollars ($250,000) or in the event an Event of Default, or an event which with the giving of notice or the passing of time or both constitutes an Event of Default, shall have occurred and be continuing, all insurance proceeds on account of any damage to the Property shall be payable to, and deposited with, Beneficiary. Beneficiary, at its sole option, may (i) apply such insurance proceeds in payment of the Indebtedness or in satisfaction of any other Obligation in such order as Beneficiary may determine,
    (ii) use such insurance proceeds to repair or reconstruct the Improvements, (iii) release such insurance proceeds to Trustor for repair or reconstruction of the Improvements in accordance with the procedures described in Paragraph 5.1.E hereof, or (iv) divide such proceeds in any manner among any such application, use or release. No such application, use or release shall, however, extend or postpone the due date of any installments under the Note or change the amount of such installments or cure or waive any Event of Default or notice of Event of Default under the Loan Documents or invalidate any act done pursuant to such notice.

            C.       Notwithstanding the provisions of Para-

    graph 5.1.B hereof, if all or any part of the Property is damaged or destroyed or less than all of the Property is taken by any public or quasi-public authority through condemnation, eminent domain, deed in lieu thereof, or otherwise, Beneficiary shall make the net amount of all insurance proceeds and condemnation awards received by Beneficiary after deduction of Beneficiary's reasonable costs and expenses, if any, in collection of the same and costs associated with Beneficiary's review of the Preliminary Plans and Specifications and other costs associated with disbursement of such proceeds (the "Net Proceeds") available for the repair and reconstruction of the Property (or so much thereof as was not condemned) pursuant to the procedures described in Paragraph 5.1.E hereof, provided that (i) no Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, shall have occurred and shall be continuing, (ii) Trustor has complied with the provisions of Paragraph 5.1.A hereof and Beneficiary has approved the Preliminary Plans and Specifications, (iii) Trustor shall proceed with the reconstruction of the Property as nearly as possible to the condition it was in immediately prior to the occurrence of such casualty or taking (the "Occurrence") and in accordance with the Plans and Specifications as promptly as is practicable after the Occurrence, but in no event later than four (4) months after the Occurrence,
    (iv) Beneficiary shall be satisfied that such reconstruction can be completed no later than twelve (12) months after the Occurrence and at least twelve (12) months before the maturity of the Loan,
    (v) Beneficiary shall be satisfied that the reconstruction can be completed at a cost which does not exceed the Net Proceeds, or, in the event the cost of such restoration exceeds the Net Proceeds, Trustor shall have satisfied the requirements set forth in Para-

    graph 5.1.F(i) hereof or Paragraph 5.1.F(ii) hereof, (vi) Beneficiary shall be satisfied that Trustor (whether with rental loss insurance proceeds or otherwise) will continue to be able to timely pay all payments as they become due on the Indebtedness during such period of repair and reconstruction, (vii) Trustor shall cause such reconstruction to be completed with due diligence as promptly as possible after commencement, but in no event later than twelve
    (12) months after the Occurrence and at least twelve (12) months before the maturity of the Loan, (viii) Beneficiary determines that repair or reconstruction is economically feasible and that the Property can physically and legally be restored to at least its value as of the Closing Date, (ix) Trustor shall have entered into a guaran-

    teed maximum price general construction contract acceptable in all respects to Beneficiary for completion of the repair or reconstruction, which contract must include provision for a retainage of not less than ten percent (10%) until full completion of the repair or reconstruction, and (x) the insurer does not deny liability to any named insured.

            D.       Beneficiary shall be entitled to settle
    and adjust all insurance claims, and Beneficiary may deduct and retain from the proceeds of any insurance the amount of all expenses incurred by Beneficiary in connection with any settlement or adjustment. Notwithstanding the foregoing, so long as no Event of Default or event which, with the giving of notice or the passage of time or both, would constitute an Event of Default shall have occurred and be continuing, Trustor may settle directly with the insurer any insurance claims involving an amount less than Two Hundred Fifty Thousand Dollars ($250,000) so long as (i) Trustor applies all insurance proceeds to reconstruction of the Property, (ii) Trustor promptly and diligently pursues the repairs to completion, and (iii) Trustor follows the provisions of Paragraph 5.1.A hereof.

            E. The Net Proceeds and any additional funds deposited by Trustor with Beneficiary shall constitute additional security for the Loan. Trustor shall execute, deliver, file and/or record, at its own expense, such documents and instruments as Beneficiary deems necessary or advisable to grant to Beneficiary a perfected, first priority security interest in the Net Proceeds and such additional funds. Provided that Trustor is otherwise entitled to receive the Net Proceeds pursuant to the terms and provisions of this Deed of Trust, Beneficiary or, at Beneficiary's option, a disbursing agent (the "Disbursing Agent") selected by Beneficiary (whose fees and expenses shall be paid by Trustor), shall pay the Net Proceeds to Trustor from time to time during the course of the restoration, subject to the following terms and conditions:

              (1)    The work shall be administered and
    overseen by an architect or engineer approved by Beneficiary (the "Architect"). Complete copies of the plans and specifications for the work (the "Plans and Specifications"), approved by all governmental authorities whose approval is required, and bearing the signed approval thereof by the Architect and accompanied by the Architect's signed estimate, bearing the Architect's seal, of the entire cost of completing the work, shall be delivered to Beneficiary;

              (2)    Each request for payment shall be made
    upon seven (7) day's prior written notice to Beneficiary or the Disbursing Agent and shall be accompanied by a certificate to be made by the Architect stating that (i) all of the work completed has been done in compliance with the Plans and Specifications, as approved by Beneficiary, (ii) the sum requested is justly required to reimburse Trustor for payments by Trustor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services and materials for the work (giving a brief description of such services and materials) and, when added to all sums previously paid out by Beneficiary or the Disbursing Agent, does not exceed the value of the work done to the date of such certificate, and (iii) the amount of such proceeds remaining with Beneficiary are sufficient on completion of the work to pay for the same in full (giving in such reasonable detail as Beneficiary may require an estimate of the cost of such completion);

              (3)    Each request shall be accompanied by
    waivers of lien satisfactory to Beneficiary and the Disbursing Agent covering that part of the work for which payment or reimbursement is being requested and, if required by Beneficiary or the Disbursing Agent, by a search prepared by a title company satisfactory to Beneficiary or the Disbursing Agent, that there has not been filed with respect to the Property any mechanics', materialmen's or other liens;

              (4) The request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates required by any Laws and Restrictions for legal occupancy of the Improvements;

              (5)    Trustor shall deliver to Beneficiary or
    the Disbursing Agent certified or photostatic copies of all permits and approvals required by any Laws and Restrictions in connection with the commencement and conduct of the work; and

              (6)    Trustor shall deliver to Beneficiary or
    the Disbursing Agent a surety bond for and/or guaranty of the payment for and completion of the work, which bond or guaranty shall be in form and substance satisfactory to Beneficiary and in an amount no less than the Architect's estimate of the entire cost of completing the work.

            F. Notwithstanding anything to the contrary contained herein or in any of the insurance policies, all proceeds paid to Trustor under such policies shall immediately be delivered to Beneficiary. If the Net Proceeds exceed the costs of completion of the restoration of the Property, such excess proceeds shall belong and be retained by and/or paid over to Beneficiary to be applied against the Indebtedness. If at any time the Net Proceeds shall not, in Beneficiary's opinion, be sufficient to pay in full the balance of the costs which will be incurred in connection with the repair and reconstruction of the Property and all payments as they come due on the Indebtedness and all other obligations which are or may be secured by a lien on the Property during the reconstruction period, Trustor shall, prior to receiving any further disbursement, either
    (i) complete, using its own funds and not borrowed funds, such portion of the reconstruction as shall be sufficient to render the Net Proceeds sufficient to complete the reconstruction, or (ii) deposit the deficiency with Beneficiary before any further disbursement of the Net Proceeds shall be made, which deficiency deposit shall be held by Beneficiary in an interest bearing special account and shall be disbursed on the same conditions applicable to the Net Proceeds. Beneficiary shall remit to Trustor the balance, if any, of any such deficiency deposit remaining after completion of the reconstruction.

          24.2  Additional Provisions Relating to Condemnation.
    Trustor, immediately upon obtaining knowledge of the commencement of any proceedings for the condemnation of the entire Property or any material part thereof, will notify Trustee and the Beneficiary of the pendency of such proceedings. Trustee and Beneficiary may participate in any such proceedings and Trustor from time to time will deliver to Beneficiary all instruments requested by Beneficiary to permit such participation. In the event of such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to Beneficiary. Beneficiary shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings Beneficiary may be represented by counsel selected by Beneficiary, the cost of such counsel to be borne by Trustor. The proceeds of any award or compensation so received shall, subject to Paragraph 5.1.C hereof as it relates to condemnation, and at the option of Beneficiary, either be applied to the prepayment of the Indebtedness or be paid over to the Trustor for restoration of the Improvements in accordance with the provisions of Paragraph 5.1.E hereof. Trustor hereby unconditionally and irrevocably waives all rights of a property owner under applicable Arizona law providing for the allocation of condemnation proceeds between a property owner and a lien holder.

                               ARTICLE 25

             Events of Default and Remedies of Beneficiary


          25.1  Events of Default.

            A.       If one or more of the following events
    shall have occurred and be continuing:

              (1)    Trustor shall fail to pay when due any
    part of the Indebtedness;

              (2)    Trustor shall fail to timely observe,
    perform or discharge any Obligation contained in any of the Loan Documents, any agreement relating to the Property or any other loan documents with respect to the Property on its part to be performed or observed, other than as described in Paragraphs 6.1.A(1), (3), (4),
    (5), (6), (7) and (8), and any such failure shall remain unremedied for thirty (30) days or such lesser period as may be otherwise specified in the applicable Loan Document (the "Grace Period") after notice to Trustor of the occurrence of such failure; provided, however, that the Grace Period may be extended to ninety (90) days if:
    (a) Beneficiary determines in good faith that (i) such default cannot be cured within the Grace Period but can be cured within ninety
    (90) days, (ii) no lien or security interest created by the Loan Documents shall be impaired prior to the completion of such cure, and
    (iii) Beneficiary's immediate exercise of any remedies provided hereunder or by law is not necessary for the protection or preservation of the Property or Beneficiary's security interest therein, and (b) Trustor shall immediately commence and diligently pursue the cure of such default;

              (3)    Trustor, as lessor or sublessor, as the
    case may be, shall assign the rents or income of the Property or any part thereof (other than to Beneficiary) without first obtaining the written consent of Beneficiary;

              (4)    Any representation or warranty made by
    Trustor in, under or pursuant to the Loan Documents was false or misleading in any material respect as of the date on which such representation or warranty was made or deemed remade, and Trustor does not cause to be taken and completed within thirty (30) days following notice of such breach any and all action required to cause such representation or warranty to be true and correct in all respects as originally made;

              (5)    (i) Any claim or lien shall be filed
    against the Property or any part thereof, whether or not such lien shall be prior to this Deed of Trust, which shall be maintained for a period of thirty (30) days without discharge, satisfaction or adequate bonding in accordance with the terms of this Deed of Trust; (ii) the existence of any interest in the Property other than the Permitted Exceptions, those of Trustor, Trustee, Beneficiary and any tenants in the Property; or (iii) the sale, hypothecation, conveyance or other disposition of the Property without the prior written consent of Beneficiary except as the result of the condemnation of a non-material part of the Property as set forth in Paragraph 5.1 above or as otherwise expressly permitted under the Loan Documents;

              (6)    Any of the Loan Documents, at any time
    after their respective execution and delivery and for any reason, other than an act or omission of Beneficiary, shall cease to be in full force and effect or be declared null and void, or shall cease to constitute valid and subsisting liens and/or valid and perfected security interests in and to the Property, or Trustor shall contest or deny in writing that it has any further liability or obligation under any of the Loan Documents;

              (7)    The failure of Trustor to observe the
    provisions of Paragraph 4.2 hereof; and/or

              (8) An "Event of Default" occurs under any one or more of the Woodlands Deed of Trust, the Milpitas Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Fremont Deed of Trust, the Nevada Deed of Trust and/or the South San Francisco Deed of Trust.

          THEN and in any such event Beneficiary may, by written notice delivered to Trustor, which notice specifically states the occurrence of an Event of Default, declare Trustor to be in default. Upon the occurrence of such event and the giving of such notice, the same shall constitute an event of default (an "Event of Default").

            B.       It shall constitute an Event of Default
    hereunder without the requirement of any notice if one or more of the following events shall have occurred and be continuing:

              (1) (i) The entry of an order for relief under Title 11 of the United States Code as to Trustor, any general partner of Trustor, any parent company of such partner, or any owner of the Property or any interest therein or the adjudication of Trustor, any general partner of Trustor, or any owner of the Property as insolvent or bankrupt pursuant to the provisions of any state insolvency or bankruptcy act; (ii) the commencement by Trustor, any general partner of Trustor, or any parent company of such partner of any case, proceeding or other action seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief for itself under any present or future statute, law or regulation relating to bankruptcy, insolvency, reorganization or other relief for debtors; (iii) consent to, acquiescence in or attempt to secure the appointment of any Receiver of all or any substantial part of its properties or of the Property by Trustor, any general partner of Trustor, any parent company of such partner, or any owner of the Property or any interest therein; (iv) Trustor, any general partner of Trustor, or any parent company of such partner shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts or shall make a general assignment for the benefit of creditors; or (v) Trustor, any general partner of Trustor, or any parent company of such partner shall take any action to authorize any of the acts set forth above; or

              (2)    Any case, proceeding or other action
    against Trustor, any general partner of Trustor, any parent company of such partner, or any owner of Property or any interest therein shall be commenced seeking to have an order for relief entered against such party as a debtor or seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief for itself under any present or future statute, law or regulation relating to bankruptcy, insolvency, reorganization or other relief for debtors, or seeking the appointment of any Receiver for Trustor, any general partner thereof, or any parent company of such partner or for all or any substantial part of its property or the Property, and such case, proceeding or other action remains undismissed for an aggregate of sixty (60) days (whether or not consecutive) or Trustor or general partner or parent company during the period of its ownership fails to proceed diligently during such sixty (60) day period to have such proceeding or other action dismissed.

            C.       Upon the occurrence of any Event of
    Default, Beneficiary may at any time declare all of the Indebtedness to be due and payable and the same shall thereupon become immediately due and payable, together with any prepayment fee due in accordance with the terms of the Note, without any further presentment, demand, protest or notice of any kind. Beneficiary may in its sole discretion, also do any of the following:

              (1) in person, by agent, or by a Receiver, and without regard to the adequacy of security, the solvency of Trustor or the condition of the Property, enter upon and take possession of the Property, or any part thereof, in its own name or in the name of Trustee and do any acts which Beneficiary deems necessary to preserve the value, marketability or rentability of the Property; sue for or otherwise collect the rents, issues and profits therefrom, including those past due and unpaid, and apply the same, less cost and expenses of operation and collection, including, without limitation, reasonable attorneys' fees, against the Indebtedness, all in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice;

              (2) commence an action to foreclose this Deed of Trust in the manner provided under this Deed of Trust or by law;

              (3) with respect to any Personalty, proceed as to both the real and personal property in accordance with Beneficiary's rights and remedies in respect of the Land, or proceed to sell said Personalty separately and without regard to the Land in accordance with Beneficiary's rights and remedies as to personal property; and/or

              (4) deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause the Property to be sold, which notice Trustee or Beneficiary shall cause to be duly filed for record.

          25.2  Power of Sale.

            A. Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall also deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require, and notice of default having been given as then required by law, and after lapse of such time as may then be required by law, after recordation of such notice of default, Trustee, without demand on Trustor, shall, after notice of sale having been given as required by law, sell the Property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate parcels as Beneficiary shall determine, and in such order as Beneficiary may determine, at public auction to the highest bidder. Beneficiary may, in its sole discretion, designate the order in which the Property shall be offered for sale or sold through a single sale or through two or more successive sales, or in any other manner Beneficiary deems to be in its best interest. If Beneficiary elects more than one sale or other disposition of the Property, Beneficiary may at its option cause the same to be conducted simultaneously or successively, on the same day or at such different days or times and in such order as Beneficiary may deem to be in its best interest, and no such sale shall terminate or otherwise affect the lien of this Deed of Trust on any part of the Property not then sold until all Indebtedness secured hereby has been fully paid. If Beneficiary elects to dispose of the Property though more than one sale, Trustor shall pay the costs and expenses of each such sale of its interest in the Property and of any proceedings where the same may be made. Trustee may postpone sale of all or any part of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement, and without further notice make such sale at the time fixed by the last postponement; or Trustee may, in its discretion, give a new notice of sale. Beneficiary may rescind any such notice of default at any time before Trustee's sale by executing a notice of rescission and recording the same. The recordation of such notice shall constitute a cancellation of any prior declaration of default and demand for sale and of any acceleration of maturity of Indebted-

    ness affected by any prior declaration or notice of default. The exercise by Beneficiary of the right of rescission shall not constitute a waiver of any default then existing or subsequently occurring, or impair the right of Beneficiary to execute other declarations of default and demand for sale, or notices of default and of election to cause the Property to be sold, nor otherwise affect the Note or this Deed of Trust, or any of the rights, obligations or remedies of Beneficiary or Trustee hereunder or thereunder. After sale Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale. If allowed by law, Beneficiary, if it is the purchaser, may turn in the Note at the amount owing therein toward payment of the purchase price (or for endorsement of the purchase price as a payment on the Note if the amount owing thereon exceeds the purchase price). Trustor hereby expressly waives any right of redemption after sale that Trustor may have at the time of sale or that may apply to the sale. Trustor hereby expressly waives all rights of marshalling with respect to each of the Combined Properties that Trustor may have in the event of foreclosure hereunder or under any of the other Combined Deeds of Trust.

            B.       Trustee, upon such sale, shall make
    (without any covenant or warranty, express or implied), execute and after due payment made, deliver to the purchaser, its heirs or assigns, a deed or other record of interest, as the case may be, in and to the property so sold that shall convey to the purchaser all the title and interest of Trustor in the Property (or part thereof sold), and shall apply the proceeds of such sale in payment, first, of the expenses of such sale together with the reasonable expenses of the trust, including, without limitation, attorneys' fees, that shall become due upon any default made by Trustor, and also such sums, if any, as Trustee or Beneficiary shall have paid for procuring a search of the title to the Property, or any part thereof, subsequent to the execution of this Deed of Trust; and in payment, second, of the Indebtedness then remaining unpaid, and the amount of all other monies with interest thereon agreed or provided to be paid by Trustor; and the balance or surplus of such proceeds of sale Trustee shall pay to Trustor, its successors or assigns as their interest may appear.

            C. The purchaser at the Trustee sale shall be entitled to immediate possession of the Property as against Trustee or any other persons in possession and shall have the right to summary proceedings to obtain possession provided in Title 12, Chapter 8,
    Article 4, Arizona Revised Statutes, or otherwise, together with costs and reasonable attorneys fees. Each provision of applicable law relating to this Deed of Trust is and shall remain applicable to the respective rights and obligations of Trustor, Beneficiary and Trustee and no term or provision hereof shall limit or restrict such rights or obligations. The omission of any express provision restating the applicable law herein shall not constitute or render the same inapplicable or waive the same. All provisions of law relating to this Deed of Trust are incorporated by reference herein. To the extent permitted by law, an action may be maintained by Beneficiary to recover a deficiency judgment for any balance due hereunder. In lieu of sale pursuant to the power of sale conferred hereby, this Deed of Trust may be foreclosed in the same manner provided by law for the foreclosure of mortgages on real property and Beneficiary shall have all rights and remedies available to it pursuant to such laws.


            D.       Acknowledgement of Due Process.  TRUSTOR
    UPON EXECUTION AND DELIVERY OF THIS DEED OF TRUST WAS INFORMED THAT CERTAIN PARAGRAPHS HEREOF GRANT A POWER OF SALE AND PROVIDE FOR SUMMARY FORECLOSURE PROCEEDING AT THE ELECTION OF BENEFICIARY UPON AN EVENT OF DEFAULT. AS A CONDITION PRECEDENT TO OBTAINING THE LOAN AND IN CONSIDERATION THEREOF, TRUSTOR SPECIFICALLY ACKNOWLEDGES THAT SUCH PROCEEDING MAY NOT GRANT THE RIGHT TO NOTICE AND OPPORTUNITY TO BE HEARD IN ANY JUDICIAL PROCEEDING IN A COURT HAVING JURISDICTION OF THE PARTIES AND THE SUBJECT MATTERS PRIOR TO THE COMMENCEMENT OF SUCH PROCEEDINGS AND OF THE POWER OF SALE HEREIN GRANTED. TRUSTOR REPRESENTS AND WARRANTS THAT IT IS AN ENTITY SOPHISTICATED IN THE FINANCING OF COMMERCIAL PROPERTIES OF THE NATURE CONSTITUTING THE PROPERTY AND HAS BEEN FULLY REPRESENTED BY COUNSEL IN THIS MATTER AND HAS BEEN ADVISED OF THE TERMS AND CONDITIONS OF THIS DEED OF TRUST AND THE SPECIFIC PROVISIONS OF THIS DEED OF TRUST AS DESCRIBED ABOVE.


            E. In any case in which, under the provisions of this Deed of Trust, Beneficiary has a right to institute a trustee's sale or foreclosure proceedings, whether before or after the whole Indebtedness is declared to be immediately due as aforesaid, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale thereunder, forthwith upon demand of Beneficiary, Trustor shall surrender to Beneficiary and Beneficiary shall be entitled to take actual possession of the Property or any part thereof personally, or by its agents or attorneys, as for condition broken, and Beneficiary in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Property, together with all documents, books, records, papers and accounts of Trustor or then owners of the Property relating thereto, and may exclude Trustor, its agents or servants, wholly therefrom and may, as attorney-in-fact or agent of Trustor, or in its own name as Beneficiary and under the powers herein granted, hold, operate, manage and control the Property and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment of security of the avails, rents, issues and profits of the Property, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rent, if an available remedy, hereby granting full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without notice to Trustor, and with full power to cancel or terminate any lease or sublease for any cause or on any ground which would entitle Trustor to cancel the same, to elect to disaffirm any lease or sublease made subsequent to this Deed of Trust or subordinated to the lien hereof, to make all necessary or proper repairs, betterments and improvements to the Property as to it may seem judicious, insure and reinsure the same and all risks incidental to Beneficiary's possession, operation and management thereof and to receive all of such avails, rents, issues and profits. Beneficiary shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any leases and Trustor shall and does hereby agree to indemnify and hold Beneficiary harmless of and from any and all liability, loss or damage which it may or might incur under said leases or under or by reason of the assignment thereof and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said leases. Should Beneficiary incur any such liability, loss or damage under said leases or under or by reason of the assignment thereof, or in the defense of any claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees shall be secured hereby, and Trustor shall reimburse Beneficiary therefor immediately upon demand. Trustor shall have no obligation to indemnify Beneficiary as to any claim or demand arising from the gross negligence or willful misconduct of Beneficiary or any employee, agent, representative or contractor of Beneficiary.

            F. Beneficiary, in the exercise of the rights and powers hereinabove conferred upon it by Paragraphs 6.2.E and 8.1 hereof, shall have full power to use and apply the avails, rents, issues and profits of the Property to the payment of or on account of the following, in such order as Beneficiary may determine:

            (1) to the payment of the reasonable operating expenses of said Property, including cost of management and leasing thereof (which shall include reasonable compensation to Beneficiary's agent or agents, if management be delegated to an agent or agents, and shall also include lease commissions and other compensation and expenses of seeking and procuring tenants and entering into leases), established claims for damages, if any, and premiums on insurance hereinabove authorized;

            (2)      to the payment of taxes and special
            assessments now due or which may hereafter become due on said Property;

            (3) to the payment of all repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements reasonably necessary for the continued operation of said Property, including the cost from time to time of installing or replacing refrigeration and gas or electric heating therein, and of placing said property in such condition as will, in the judgment of Beneficiary, make it readily rentable;

            (4) to the payment of any Indebtedness or any deficiency which may result from any foreclosure sale; and

            (5) the remainder to be paid to Trustor or as may be required by law.


          25.3 Proof of Default. In the event of a sale of the Property, or any part thereof, and the execution of a deed therefor, the recital therein of default, and of recording notice of default and election of sale, and of the elapsing of the required time (if any) between the foregoing recording and the following notice, and of the giving of notice of sale, and of a demand by Beneficiary, or its successors or assigns, that such sale should be made, shall be conclusive proof of such default, recording, election, elapsing of time, and of the due giving of such notice, and that the sale was regularly and validly made on due and proper demand by Beneficiary, its successors or assigns. Any such deed or deeds with such recitals therein shall be effective and conclusive against Trustor, its successors and assigns, and all other Persons. The receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid shall be sufficient to discharge such purchaser from all obligations to see to the proper application of the purchase money.

          25.4 Protection of Security. If an Event of Default shall have occurred and be continuing, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligations or defaults hereunder, may: (i) perform any act in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary and Trustee being authorized to enter upon the Property for such purpose; (ii) appear in and defend any action or proceeding purporting to affect, in any manner whatsoever, the obligations or the Indebtedness, the security hereof or the rights or powers of Beneficiary or Trustee; (iii) pay, purchase or compromise any encumbrance, charge or lien that in the judgment of Beneficiary or Trustee is prior or superior hereto; and (iv) in exercising any such powers, pay necessary expenses, employ counsel and pay reasonable attorneys' fees. Trustor agrees that all sums expended by Trustee or Beneficiary pursuant to this paragraph, together with interest at the Secondary Interest Rate from the date of expenditure by Beneficiary, shall be added to the principal amount of the Indebtedness secured by the Loan Documents and this Deed of Trust and shall be payable by Trustor to Beneficiary upon demand.

          25.5 Receiver. If an Event of Default shall have occurred and be continuing, Beneficiary, as a matter of strict right and without notice to Trustor or anyone claiming under Trustor, and without regard to the then value of the Property, shall have the right to apply ex parte to any court having jurisdiction to appoint a Receiver to enter upon and take possession of the Property, and Trustor hereby waives notice of any application therefor, provided a hearing to confirm such appointment with notice to Trustor is set within the time required by law. Any such Receiver shall have all the powers and duties of Receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided in this Deed of Trust, and shall continue as such and exercise all such powers until the date of confirmation of sale, unless such receivership is sooner terminated. Beneficiary's right to a Receiver as set forth in this Paragraph 6.5, shall be absolute and unconditional once an Event of Default occurs and said Receiver may be obtained in any judicial foreclosure, suit for specific performance or in any other law suit to enforce this Deed of Trust in any manner or in any other independent and/or separate action brought by Beneficiary regardless of whether Beneficiary seeks any relief in such action other than the appointment of a receiver and in that respect, Trustor waivers any express or implied requirement under common law or A.R.S. Section 12.1241 that a receiver may be appointed only ancillary to other judicial or non-judicial relief. This right is created by this Deed of Trust and is a contractual right between the parties and is cumulative of and shall not affect in any way the right of Beneficiary given by law for the appointment of a Receiver. It is agreed that time is of the essence in the performance of this Deed of Trust.

          25.6  Remedies Cumulative.  All remedies of
    Beneficiary provided for herein are cumulative and shall be in addition to any and all other rights and remedies provided in the other Loan Documents or by law, including, without limitation, any right of offset. The exercise of any right or remedy by Beneficiary hereunder shall not in any way constitute a cure or waiver of default hereunder or under the Loan Documents, or invalidate any act done pursuant to any notice of default, or prejudice Beneficiary in the exercise of any of its rights hereunder or under the Loan Documents. The entering upon or taking possession of the Property, collections of the Rents and Proceeds and the application thereof as permitted in this Deed of trust shall not cure or waive any Event of Default or notice of Trustee's sale or invalidate any act done pursuant to such notice. Beneficiary shall have all of the rights provided for in Arizona Revised Statutes Sections 33-702B and 33-807, or otherwise.

          25.7 Curing of Defaults. If Trustor shall at any time fail to perform or comply with any of the terms, covenants and conditions required on Trustor's part to be performed and complied with under this Deed of Trust, any of the other Loan Documents or any other agreement that, under the terms of this Deed of Trust, Trustor is required to perform, then Beneficiary, and without waiving or releasing Trustor from any of the Obligations, may, in its sole discretion:

                                      (i)
        make any payments thereunder payable by Trustor and take out, pay for and maintain any of the insurance policies provided for therein; and/or

                                     (ii)
        after the expiration of any applicable grace period and subject to Trustor's rights to contest certain obligations specifically granted hereby, perform any such other acts thereunder on the part of Trustor to be performed and enter upon the Property for such purpose.

    All sums so paid out of Beneficiary's own funds and all reasonable costs and expenses incurred and paid by Beneficiary in connection with the performance of any such act, together with interest on unpaid balances thereof at the Secondary Interest Rate from the respective dates of Beneficiary's making of each such payment, shall be added to the principal of the Indebtedness, shall be secured by the Loan Documents and by the lien of this Deed of Trust, prior to any right, title or interest in or claim upon the Property attaching or accruing subsequent to the lien of this Deed of Trust, and shall be payable by Trustor to Beneficiary on demand.


                               ARTICLE 26

                 Security Agreement and Fixture Filing


          26.1 Grant of Security Interest. Trustor hereby grants to Beneficiary a security interest in and to all Trustor's right, title and interest now owned or hereafter acquired in and to the Personalty and the Fixtures (collectively, the "Collateral"), to secure the payment and performance of the Obligations.

          26.2 Remedies. This Deed of Trust constitutes a security agreement with respect to the Collateral in which Beneficiary is hereby granted a security interest. In addition to the rights and remedies provided under this Deed of Trust, Beneficiary shall have all of the rights and remedies of a secured party under the Arizona Uniform Commercial Code (the "Commercial Code") as well as all other rights and remedies available at law or in equity. Trustor hereby agrees to execute and deliver on demand and irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Trustor to, at Trustor's expense, execute, deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Beneficiary may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Upon the occurrence of any Event of Default, Beneficiary shall have (i) the right to cause any of the Collateral which is personal property to be sold at any one or more public or private sales as permitted by applicable law and to apply the proceeds thereof to the Indebtedness or any other monetary obligation of Trustor to Beneficiary, and (ii) the right to apply to the Indebtedness or any other monetary obligation of Trustor to Beneficiary, any Collateral which is cash, negotiable documents or chattel paper. Any such disposition may be conducted by an employee or agent of Beneficiary or Trustee. Any Person, including, without limitation, both Trustor and Beneficiary, shall be eligible to purchase any part or all of such Personalty at any such disposition.

          26.3 Expenses. Expenses of retaking, holding, preparing for sale, selling or the like pertaining to the Collateral shall be borne by Trustor and shall include Beneficiary's and Trustee's reasonable attorneys' fees and legal expenses. Trustor, upon demand of Beneficiary shall assemble the Collateral and make it available to Beneficiary at the Property, a place which is hereby deemed to be reasonably convenient to Beneficiary and Trustor. Beneficiary shall give Trustor at least ten (10) days' prior written notice of the time and place of any public sale or other disposition of the Collateral or of the time after which any private sale or any other intended disposition is to be made. Any such notice sent to Trustor in the manner provided for the mailing of notices herein is hereby deemed to be reasonable notice to Trustor.

          26.4 Fixture Filing. This Deed of Trust covers certain goods which are or are to become fixtures related to the Land and constitutes a financing statement, filed as a fixture filing in the official records of the county recorder of the county in which the Property is located, executed by Trustor as debtor in favor of Beneficiary as secured party. For purposes of the Commercial Code the following information is supplied:

            (a)      Name and Address of Debtor:

                     Bedford Property Investors, Inc.
                     270 Lafayette Circle
                     Lafayette, California  94549
                     Attention:  Mr. Scott Whitney

            (b)      Name and Address of Record Owner of Real
    Estate:

                     Bedford Property Investors, Inc.
                     270 Lafayette Circle
                     Lafayette, California  94549
                     Attention:  Mr. Scott Whitney


            (c)      Description of Real Estate:

                     See Exhibit A attached hereto.

            (d)      Name and Address of Secured Party:

                     The Prudential Insurance Company of
    America
                     Four Embarcadero Center, Suite 2700
                     San Francisco, California  94111
                     Attention:  Regional Counsel

    This Deed of Trust covers certain goods which are or are to become fixtures related to the Land and constitutes a fixture filing with respect to such goods executed by Trustor as debtor in favor of Beneficiary as secured party.

          26.5 Waivers. Trustor waives (a) any right to require Beneficiary to (i) proceed against any Person, (ii) proceed against or exhaust any Collateral or (iii) pursue any other remedy in its power; and (b) any defense arising by reason of any disability or other defense of Trustor or any other Person, or by reason of the cessation from any cause whatsoever of the liability of Trustor or any other Person. Until the Indebtedness shall have been paid in full, Trustor shall not have any right to subrogation, and Trustor waives any right to enforce any remedy which Beneficiary now has or may hereafter have against Trustor or against any other Person and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Beneficiary.


                               ARTICLE 27

                          Assignment of Rents


          27.1 Assignment of Rents. Trustor absolutely and unconditionally assigns and transfers the Rents to Beneficiary, whether now due, past due or to become due, and gives to and confers upon Beneficiary the right, power and authority to collect such Rents, and apply the same to the Indebtedness. Trustor irrevocably appoints Beneficiary its agent to, at any time, demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such Rents. Neither the foregoing assignment of Rents to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Deed of Trust shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any part thereof, unless and until Beneficiary, in person or by its own agent, assumes actual possession thereof, nor shall appointment of a Receiver for the Property by any court at the request of Beneficiary or by agreement with Trustor or the entering into possession of the Property or any part thereof by such Receiver be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any part thereof.

          27.2 Collection of Rents. Notwithstanding anything to the contrary contained herein or in the Note, so long as no Event of Default shall occur, Trustor shall have a license, revocable upon the occurrence of an Event of Default or, if an Event of Default shall have occurred, so long as such Event of Default shall not have been waived by Beneficiary, to collect all Rents, and to first apply same to the Indebtedness as and when due and thereafter to retain, use and enjoy the same and to otherwise exercise all rights with respect thereto, subject to the terms hereof. Upon the occurrence of an Event of Default, Beneficiary shall have the right, on written notice to Trustor, to terminate and revoke the license heretofore granted to Trustor and shall have the complete right and authority then or thereafter to exercise and enforce any and all of its rights and remedies provided herein or by law or at equity.


                               ARTICLE 28

                             Miscellaneous


          28.1  Successor Trustee.  Beneficiary may remove
    Trustee or any successor trustee at any time or times and appoint a successor trustee by recording a written substitution in the county where the Property is located, or in any other manner permitted by law.

          28.2 Change of Law. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of the Property, for the purposes of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of mortgages, deeds of trust, or debts secured by mortgage or deed of trust (other than laws imposing taxes on income), or the manner of the collection of any such taxes so as to materially affect the anticipated yield of Beneficiary as holder of the Note and/or Benefi-

    ciary under this Deed of Trust, the Indebtedness plus any applicable prepayment charges shall become due and payable at the option of Beneficiary exercised by thirty (30) days' notice to Trustor unless Trustor, within such thirty (30) day period shall, if permitted by law, assume the payment of any tax or other charge so imposed upon Beneficiary for the period remaining until full payment by Trustor of the Indebtedness.

          28.3 No Waiver. No waiver by Beneficiary of any default or breach by Trustor hereunder shall be implied from any omission by Beneficiary to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default expressly referenced in the waiver and such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Beneficiary to or of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

          28.4 Abandonment. Subject to such chattel mortgages, security agreements or other liens on title as may exist thereon with the consent of Beneficiary, or any provided for herein, any and all Personalty that upon foreclosure of the Property is owned by Trustor and is used in connection with the operation of the Property shall be deemed at the option of Beneficiary to have become on such date a part of the Property and abandoned to Beneficiary in its then condition.

          28.5 Notices. All notices, demands, requests, consents, statements, satisfactions, waivers, designations, refusals, confirmation or denials that may be required or otherwise provided for or contemplated under the terms of this Deed of Trust shall be in writing, and shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged, (ii) one business day after having been deposited for overnight delivery with Federal Express or another comparable overnight courier service, or (iii) three business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, addressed as follows:

          If to Trustor:

            Bedford Property Investors, Inc.
            270 Lafayette Circle
            Lafayette, California  94549
            Attention:  Mr. Scott Whitney

          If to Trustee:

            First American Title Insurance Company
            1850 Mount Diablo Boulevard, Suite 300
            Walnut Creek, California  94596

          If to Beneficiary:

            The Prudential Insurance Company of America
            Four Embarcadero Center
            Suite 2700
            San Francisco, California  94111
            Attention:  Regional Counsel
            Loan No. 6 102 104

            with a copy to:

            The Prudential Insurance Company of America
            One Ravinia Drive, Suite 1400
            Atlanta, Georgia  30346
            Attention:  Vice President, Loan Servicing
            Loan No. 6 102 104

    or addressed to each respective party at such other address as such party may from time to time designate by written notice to the other parties given in the manner aforesaid.

          28.6 Severability. If any term, provision, covenant or condition hereof or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, in whole or in part, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

          28.7 Joinder of Foreclosure. Should Beneficiary hold any other or additional security for the payment of the Indebtedness or performance of the Obligations, its sale or foreclosure, upon any default in such payment or performance, in the sole discretion of Beneficiary, may be prior to, subsequent to, or joined or otherwise contemporaneous with any sale or foreclosure hereunder. In addition to the rights herein specifically conferred, Beneficiary, at any time and from time to time, may exercise any right or remedy now or hereafter given by law to beneficiaries under deeds of trust generally, or to the holders of any obligations of the kind hereby secured.

          28.8 Governing Law. The parties expressly agree that this Deed of Trust (including, without limitation, all questions regarding permissible rates of interest) shall be governed by and construed in accordance with the laws of the state in which the Land is located.

          28.9 Subordination. At the option of Beneficiary, this Deed of Trust shall become subject and subordinate in whole or in part (but not with respect to priority of entitlement to any insurance proceeds, damages, awards, or compensation resulting from damage to the Property or condemnation or exercise of power of eminent domain), to any and all contracts of sale and/or any and all Leases upon the execution by Beneficiary and recording thereof in the Official Records of the County in which the Land is located of a unilateral declaration to that effect. Beneficiary may require the issuance of such title insurance endorsements to the Title Policy in connection with any such subordination as Beneficiary, in its reasonable judgment, shall determine are appropriate, and Trustor shall be obligated to pay any cost or expense incurred in connection with the issuance thereof.

          28.10  Future Advances.   Upon the request of Trustor
    or its permitted successors in ownership of the Property, Beneficiary may hereafter, at its option, at any time before full payment of the Indebtedness, make future advances to Trustor or said successors, and the same, with interest and late charges, shall be secured by this Deed of Trust; provided, however, that the amount of principal secured by this Deed of Trust and remaining unpaid, shall not at the time of and including any such advance exceed the original principal sum secured hereby; and provided further that if Beneficiary, at its option, shall make a future advance or advances as aforesaid, Trustor or said successors in ownership agree to execute and deliver to Beneficiary (i) a note to evidence the same, payable on or before the maturity of the Indebtedness secured hereby and bearing such other terms as Beneficiary shall require, and (ii) satisfactory evidence that after such advance this Deed of Trust will secure such advance and continue to constitute a valid first mortgage lien on the Property subject only to the Permitted Exceptions.

          28.11  Waiver of Statute of Limitations and Rights to
    Trial by Jury. The pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust and the right to a jury trial in any action under or relating to the Loan Documents is hereby waived, to the fullest extent allowed by law.

          28.12  Entire Agreement.  The Loan Documents and the
    Remediation and Indemnification Agreements set forth the entire understanding between Trustor and Beneficiary relative to the Loan and the same shall not be amended except by a written instrument duly executed by each of Trustor and Beneficiary. Any and all previous representations, warranties, agreements and understandings between or among the parties regarding the subject matter of the Loan or the Loan Documents, whether written or oral, are superseded by this Deed of Trust and the other Loan Documents. The foregoing notwithstanding, the terms and the conditions of the Application shall survive the funding of the Loan but in the event of any conflict between the provisions of the Application and any of the other Loan Documents or the Remediation and Indemnification Agreements, except as otherwise specifically provided herein, the terms of such other Loan Documents and the Remediation and Indemnification Agreements shall control.

          28.13  References to Foreclosure.  References in this
    Deed of Trust to "foreclosure" and related phrases shall be deemed references to the appropriate procedure in connection with Trustee's private power of sale as well as any judicial foreclosure proceeding or a conveyance in lieu of foreclosure.

          28.14 Rights of Beneficiary and Trustee. At any time or from time to time, without liability therefor and without notice, and without releasing or otherwise affecting the liability of any person for payment of any Indebtedness (i) Beneficiary at its sole discretion and only in writing may extend the time for, or release any Person now or hereafter liable for, payment of any or all such Indebtedness, or accept or release additional security therefor, or subordinate the lien or charge hereof, or (ii) Trustee upon written request of Beneficiary and presentation of the Note, any additional notes secured by this Deed of Trust and this Deed of Trust for endorsement may reconvey any part of the Property, consent to the making of any map or plat thereof, join in granting any easement thereon, or join in any such agreement of extension or subordination. Upon written request of Beneficiary and surrender of the Note, any additional notes secured by this Deed of Trust and this Deed of Trust to the Trustee for cancellation, and upon payment to Trustee of its fees and expenses, Trustee shall reconvey without warranty the remaining Property. The recitals in any reconveyance shall be conclusive proof of the truthfulness thereof and the grantee in any reconveyance may be described as "the person or persons legally entitled thereto."

          28.15  Copies.  Trustor will promptly give to
    Beneficiary copies of all (i) notices of violation relating to the Property that Trustor receives from any governmental agency or author-

    ity, and (ii) notices of default that Trustor shall give or receive under any agreement that Trustor covenants to perform hereunder, including, without limitation, notices of default relating to the Property that Trustor receives under any agreement relating to the borrowing of money by Trustor or from any Person.

          28.16 No Merger. So long as any of the Indebtedness shall remain unpaid or Trustor shall have any further obligation under the Loan Documents, unless Beneficiary shall otherwise consent in writing, the fee estate of Trustor in the Property or any part thereof shall not merge, by operation of law or otherwise, with any leasehold or other estate in the Property or any part thereof, but shall always be kept separate and distinct therefrom, notwithstanding the union of said fee estate and such leasehold or other estate in Trustor or any other Person.

          28.17 Right of Entry. In addition to the rights granted to Beneficiary under Paragraph 3.10 hereof, Beneficiary may enter at any reasonable time upon any part of the Property for the purpose of performing any of the acts Beneficiary is authorized to perform under the terms of this Deed of Trust or of any of the other Loan Documents. Trustor agrees to cooperate with Beneficiary to facilitate such entry.

          28.18  Performance by Trustor.  Trustor will
    faithfully perform each and every Obligation to be performed by Trustor under any lien or encumbrance, including, without limitation, mortgages, deeds of trust, leases, declarations or covenants, conditions and/or restrictions and other agreements which affect the Property. If Trustor fails to do so, Beneficiary, without demand or notice, may do any or all things necessary to perform the Obligations of Trustor under the pertinent instrument.

          28.19 Personalty Security Instruments. Trustor covenants and agrees that if Beneficiary at any time holds additional security for any obligations secured hereby, it may enforce the terms thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder, and may apply the proceeds upon the Indebtedness secured hereby without affecting the status of or waiving any right to exhaust all or any other security, including the security hereunder, and without waiving any breach or default or any right or power whether exercised hereunder, and without waiving any breach or default or any right or power whether exercised hereunder or contained herein or in any such other security.

          28.20 Suits to Protect Property. Trustor covenants and agrees to appear in and defend any action or proceeding purporting to affect the security of the Deed of Trust, or of any additional or other security for the Obligations, the interest of Beneficiary or the rights, powers and duties of Trustee hereunder; and to pay all costs and expenses, including, without limitation, costs of evidence of title and reasonable attorneys' fees, in any action or proceeding in which Beneficiary and/or Trustee may appear or be made a party, including, without limitation, foreclosure or other proceedings commenced by those claiming a right to any part of the Property in any action to partition or condemn all or part of the Property, whether or not pursued to final judgment, and in any exercise of the power of sale contained herein, whether or not the sale is actually consummated. Trustee agrees that in any such action or proceeding in which Beneficiary is made a party, Beneficiary may at its option defend such action, and all costs of such defense, including all court costs and reasonable attorneys' fees, shall be borne and paid by Trustor.

          28.21 Junior Liens. Trustor represents and warrants that as of the date hereof there are no encumbrances to secure debt junior to this Deed of Trust and covenants that there are to be none as of the date when this Deed of Trust becomes of record.

          28.22  Charges for Statements.  Trustor agrees to pay
    Beneficiary's charge, up to the maximum amount permitted by law, for any statement regarding the obligations secured by this Deed of Trust requested by Trustor or on its behalf.

          28.23  Usury.  In the event that Beneficiary
    determines that any charge, fee or interest paid or agreed to be paid in connection with the Loan may, under the applicable usury laws, cause the interest rate on the Loan to exceed the maximum permitted by law, then such charges, fees or interest shall be reduced and any amounts actually paid in excess of the maximum interest permitted by such laws shall be applied by Beneficiary to reduce the outstanding principal balance of the Loan. The parties intend that Trustor shall not be required to pay, and Beneficiary shall not be entitled to collect, interest in excess of the maximum legal rate permitted under the applicable usury laws.

          28.24  Publicity.  Trustor hereby agrees that
    Beneficiary, at its expense, may publicize the financing of the Property. Beneficiary shall endeavor to notify Trustor of its intent to publicize the financing; provided, however, that Beneficiary's failure to so notify Trustor shall not constitute a breach by Beneficiary under the Loan Documents.

          28.25  Information Reporting Under IRC
    Section 6045(e). Any information returns or certifications that must be filed with the Internal Revenue Service and/or provided to other parties, pursuant to Internal Revenue Code Section 6045(e) shall be prepared, filed by and sent to the appropriate parties by Trustor. To the extent permitted by law, Beneficiary shall have no responsibility to perform such services; provided however, upon demand Trustor shall reimburse Beneficiary for any costs incurred by Beneficiary in doing so and shall also pay such fee as Beneficiary may reasonably and lawfully request. Beneficiary shall, where requested by Trustor, promptly supply Trustor with all information pertaining to Beneficiary reasonably required by Trustor to prepare and file any such return or certification. Trustor shall indemnify Beneficiary and defend, protect and hold Beneficiary harmless from and against all loss, cost, damage and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Beneficiary may incur, directly or indirectly, as a result of or in connection with the assertion against Beneficiary of any claim relating to the failure of Trustor to comply with its obligations under this Paragraph.

          28.26  ERISA.

              A. Trustor understands and acknowledges that on the Closing Date, the source of funds from which Beneficiary extends the Loan is its general account, which is subject to the claims of its general creditors under state law. Beneficiary (i) represents and warrants that either (a) it is not funding the Loan with Plan Assets (as described below) or (b) if Beneficiary is funding the Loan with Plan Assets, such funding satisfies the provisions of Prohibited Transaction Class Exemption 95-60 and (ii) covenants that either clause (a) or (b) immediately above will be true throughout the term of the Loan.

              B. Trustor represents and warrants to Beneficiary that, as of the date of this Deed of Trust and throughout the term of the Loan, (i) Trustor is not an "employee benefit plan" as defined in
    Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, and (ii) the assets of Trustor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101 ("Plan Assets").

              C. Trustor represents and warrants to Beneficiary that, as of the date of this Deed of Trust and throughout the term of the Loan, (i) Trustor is not a "governmental plan" within the meaning of Section 3(32) of ERISA, and (ii) transactions by or with Trustor are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

              D. Trustor covenants and agrees to deliver to Beneficiary such certifications or other evidence on the Closing Date and from time to time throughout the term of the Loan, as requested by Beneficiary in its sole discretion, that (i) Trustor is not an "employee benefit plan" or a "governmental plan"; and (ii) Trustor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                     (1)  Equity interests in Trustor are
    publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                     (2)  Less than twenty-five percent (25%)
    of all equity interests in Trustor are held by "benefit plan investors" within the meaning of 29 C.F.R Section 2510.3-101(f)(2); or

                     (3)  Trustor qualifies as an "operating
    company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e).

              E. Any of the following shall constitute an Event of Default entitling Beneficiary to exercise any and all remedies to which it may be entitled under the Loan Documents: (i) the failure of any representation or warranty made by Trustor under this Paragraph
    9.26 to be true and correct in all material respects, (ii) the failure of Trustor to comply in all material respects with the obligation to provide Beneficiary with the written certifications and evidence referred to above, or (iii) assuming compliance by Beneficiary with the representations, warranties and covenants in Paragraph 9.26.A above, the consummation by Trustor of a transaction which would cause the Loan or any exercise of Beneficiary's rights under the Loan Documents to constitute a non-exempt prohibited transaction under ERISA or a material violation of a state statute regulating governmental plans, subjecting Beneficiary to liability for violation of ERISA or such state statute, provided, that Trustor shall have thirty (30) days after its receipt of notice of default from Beneficiary within which to commence the cure of such default and, with respect to defaults under clause (i) immediately above, Trustor shall have an additional ninety (90) days thereafter within which to effect such cure provided it shall have commenced its efforts to cure within such thirty (30) day period and shall thereafter diligently and in good faith continuously prosecute such cure to completion. Failure by Trustor to cure any such default within the applicable time period set forth above shall constitute an Event of Default.

              F. Trustor hereby indemnifies, defends and holds Beneficiary harmless from and against all loss, cost, damage and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims and losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required) that Beneficiary may incur as a direct result of an Event of Default under clause (E) above, assuming compliance by Beneficiary with the representations, warranties and covenants set forth in Paragraph 9.26.A above. This indemnity shall survive any termination, satisfaction or foreclosure of this Deed of Trust and shall not be subject to the limitation on personal liability described in Paragraph 19 of the Note.

              G. Anything in the Application, Paragraph 4.2 or elsewhere in this Deed of Trust or the Loan Documents to the contrary notwithstanding, no sale, assignment or transfer of any direct or indirect interest in Trustor shall be permitted which would negate Trustor's representations in this Paragraph 9.26 or cause this Deed of Trust (or any exercise of Beneficiary's rights under the Loan Documents) to constitute a violation of any provision of ERISA or of any applicable state statute regulating a governmental plan, assuming compliance by Beneficiary with the representations, warranties and covenants set forth in Paragraph 9.26.A above.

              H. Anything in the Application, Paragraph 4.2 elsewhere in this Deed of Trust or the Loan Documents to the contrary notwithstanding, no direct or indirect transfer of the Property or any interest therein including, without limitation, a junior lien or leasehold interest, shall be permitted which would cause this Deed of Trust (or any exercise of Beneficiary's rights under the Loan Documents) to constitute a violation of ERISA or any applicable state statute regulating a governmental plan, assuming compliance by Beneficiary with the representations, warranties and covenants set forth in Paragraph 9.26.A above.

              I. Anything in the Application, this Deed of Trust or the Loan Documents to the contrary notwithstanding, no less than fifteen (15) before consummation of any permitted transfer of title to the Property or of an interest in Trustor, or of any direct or indirect right, title or interest in either of them, or of the placing of any lien or encumbrance on the Property, Borrower shall obtain from the proposed transferee or lienholder a representation to Beneficiary in form and substance satisfactory to Beneficiary that the provisions of Paragraph 9.26.D above will be true after the transfer, or in the case of a lien or encumbrance, would remain true following any foreclosure or conveyance in lieu thereof, and further provided that any proposed lienholder agrees that any direct or indirect transfer of its lien or any interest therein will be governed by this section.

          28.27 Defense and Indemnity Rights. Whenever, under any Loan Document, Trustor is obligated to indemnify and/or defend Beneficiary, or Trustor is obligated to defend or prosecute any action or proceeding, then Beneficiary shall have the right of counsel of Beneficiary's choice reasonably exercised, and all costs and expenses incurred by Beneficiary in connection with such participation (including, without limitation, reasonable attorneys' fees) shall be reimbursed by Trustor to Beneficiary immediately upon demand. In addition, Beneficiary shall have the right to approve any counsel retained by Trustor in connection with the prosecution or defense of any such action or proceeding by Trustor. Trustor shall give notice to Beneficiary of the initiation of all proceedings prosecuted or required to be defended by Trustor, or which are subject to Trustor's indemnity obligations, under this Deed of Trust, promptly after the receipt by Trustor of notice of the existence of any such proceeding, but in no event later than five (5) days thereafter. All costs or expenses required to be reimbursed by Trustor to Beneficiary hereunder shall, if not paid when due as herein specified, bear interest at the Secondary Interest Rate. As used herein, "proceeding" shall include litigation (whether by way of complaint, answer, cross-complaint, counter claim or third party claim), arbitration and administrative hearings or proceedings.

          28.28  Destruction of Note.  Trustor shall, if the
    Note is mutilated or destroyed by any cause whatsoever, or otherwise lost or stolen and regardless of whether due to the act or neglect of Beneficiary or Trustee, execute and deliver to Beneficiary in substitution therefor a duplicate promissory note containing the same terms and conditions as the Note, within ten (10) days after Beneficiary notifies Trustor of any such mutilation, destruction, loss or theft of the Note. Any new promissory note executed and delivered hereunder shall be in full substitution for the Note, shall not constitute any new or additional indebtedness of Trustor to Beneficiary, shall constitute solely a substitute evidence of the indebtedness evidenced by the original Note, and shall not affect in any manner the priority of this Deed of Trust, or any other document or instrument executed in connection with or evidencing or securing the Indebtedness under the Note. Failure or delay by Beneficiary to notify Trustor hereunder shall not affect in any manner Trustor's lia-

    bility for the Indebtedness under the Note or Trustor's obligation to execute a new promissory note hereunder; and Trustor's failure to execute a new promissory note on Beneficiary's request hereunder shall likewise not affect Trustor's liability for the indebtedness under the Note.

          28.29 Trustor, Beneficiary and Trustee Defined. As used in this Deed of Trust, "Trustor" includes the original signators of this Deed of Trust as Trustor, and its successors and assigns; the term "Beneficiary" means the Beneficiary named herein or any future owner or holder, including pledgee and participants, of any note, notes or instrument secured hereby, or any participation therein; and "Trustee" includes the original Trustee under this Deed of Trust and its successors and assigns.

          28.30 Rules of Construction. When the identity of the parties or other circumstances make appropriate, the masculine gender shall include the feminine and/or neuter, and the singular number shall include the plural. Specific enumeration of rights, powers and remedies of Trustee and Beneficiary and of acts which they may do and of acts Trustor must do or not do shall not exclude or limit the general. The headings of each Article and Paragraph are for information and convenience and do not limit or construe the contents of any provision hereof. The provisions of this Deed of Trust, all other Loan Documents and the Remediation and Indemnification Agreements shall be construed as a whole according to their common meaning, not strictly for or against any party and consistent with the provisions herein contained, in order to achieve the objectives and purposes of such documents. Each party and its counsel has reviewed and revised the Loan Documents and the Remediation and Indemnification Agreements and agree that the normal rule of construction to the effect that any ambiguities to be resolved against the drafting party shall not be employed in the interpretation of such document. The use in this Deed of Trust, all other Loan Documents and the Remediation and Indemnification Agreements of the words "including," "such as," or words of similar import, when following any general term, statement or matter shall not be construed to limit such statement, term or matter to the specific items or matters, whether or not language of non-limitation such as "without limitation" or "but not limited to," or words of similar import, are used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such statement, term or matter.

          28.31 Information to Third Persons. If, at any time, Beneficiary desires to sell or transfer, or grant a participation interest in, all or any portion of, or any interest in, the Note, this Deed of Trust or any other Loan Document to any Person, Trustor and each Loan Party shall furnish in a timely manner any and all financial information concerning the Property and Leases, and concerning Trustor's or such Loan Party's financial condition, requested by Beneficiary or such person in connection with any such sale or transfer.

          28.32  Commingling of Funds.  Any and all sums
    collected or retained by Beneficiary hereunder (including insurance and condemnation proceeds and any amounts paid by Trustor to Beneficiary under Paragraph 3.4 hereof), shall not be deemed to be held in trust, and Beneficiary may commingle any and all such funds or proceeds with its general assets and shall not be liable for the payment of any interest or other return thereon, except to the extent expressly provided herein or otherwise required by law.

          28.33 Standards of Discretion. Nothing contained in this Deed of Trust, the Note, or any other Loan Documents, shall limit the right of Beneficiary to exercise its good faith business judgment, or act, in a subjective manner with respect to any matter as to which it has specifically been granted such right or the right to act in its sole discretion or sole judgment hereunder or thereunder, whether "objectively" reasonable under the circumstances. Any such exercise shall not be deemed inconsistent with any covenant of good faith and fair dealing otherwise implied by law to be a part of this Deed of Trust; and the parties intend by the foregoing to set forth and affirm their entire understanding with respect to the terms, covenants and conditions and standards pursuant to which their rights, duties and obligations are to be judged, their performance measured, and the parameters within which Beneficiary's discretion may be exercised hereunder and under the other Loan Documents; provided, however, that the foregoing shall not limit Beneficiary's obligation to act reasonably under the circumstances where any provision of the Loan Documents provides for the reasonable consent or approval of Beneficiary.

          28.34  Certain Standards on Efforts of Trustor.
    Whenever in this Deed of Trust, or any other Loan Document, the phrase "cause to be" is used in conjunction with any of Trustor's Obligations, such phrase shall be deemed to include the use by Trustor of best efforts and all due diligence to cause the applicable act, event or circumstance to occur or be performed or taken, and such efforts and due diligence shall encompass the initiation of litigation or other proceedings in order to enforce or bring about the happening of the applicable act or matter.

          28.35 Certain Obligations Unsecured. Notwithstanding anything to the contrary set forth herein or any of the Loan Documents, this Deed of Trust shall not secure the following obligations (the "Unsecured Obligations"): (i) any obligations evidenced by or arising under the Remediation and Indemnification Agreements, and (ii) any other obligations in this Deed of Trust or in any of the other Loan Documents to the extent that such other obligations relate specifically to the presence on the Property of Hazardous Materials (as defined in the Remediation and Indemnification Agreements) and are the same or have the same effect as any of the obligations evidenced by or arising under the Remediation and Indemnification Agreements. Any breach or default with respect to the Unsecured Obligations shall constitute an Event of Default hereunder, notwithstanding the fact that such Unsecured Obligations are not secured by this Deed of Trust. Nothing in this section shall, in itself, impair or limit Beneficiary's right to obtain a judgment in accordance with applicable law after foreclosure for any deficiency in recovery of all obligations that are secured by this Deed of Trust following foreclosure.

          28.36  Partial Release.  Beneficiary agrees to
    release, at any time after May 31, 1998, the Property from the lien of this Deed of Trust upon the satisfaction of the following conditions at the time of reconveyance:

              (1)    No Event of Default shall have occurred
          and no event which, with the passage of time or the giving on notice, or both, would constitute an Event of Default shall have occurred either at the time of Beneficiary's receipt of the Trustor's written request for a reconveyance or as of the date of such reconveyance;

              (2) Not more than a total of three (3) of the Combined Deeds of Trust (including, without limitation, this Deed of Trust) shall have been previously reconveyed or shall be reconveyed hereby or concurrently herewith (and in no event shall Trustor be entitled to more than three (3) total releases of any or all of the Combined Properties hereunder and/or under the Combined Deeds of Trust);

              (3) Trustor shall pay to Beneficiary, prior to or concurrently with the reconveyance of this Deed of Trust, the Allocable Loan Amount for the Property along with the prepayment premium allocable to such Allocable Loan Amount as determined pursuant to the applicable Note;

              (4)    Beneficiary shall have been provided
          satisfactory evidence that the reconveyance of this Deed of Trust does not violate the provisions of any declaration of covenants, conditions and restrictions, reciprocal easement agreement, Lease or other agreement affecting the Property or any portion thereof;

              (5) The Remaining Properties shall have: (i) after the first reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 1.80 and a Combined Loan to Value Ratio of not more than 65%, (ii) after the second reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 1.90 and a Combined Loan to Value Ratio of not more than 60%, and (iii) after the third and final reconveyance both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 2.00 and a Combined Loan to Value Ratio of not more than 55%;

              (6)    Each of the individual Remaining
          Properties shall have both an Individual Debt Service
          Coverage and a Future Individual Debt Service Coverage of not less than 1.00 and an Individual Loan to Value
          Ratio of not more than 75%;

              (7)    Beneficiary shall have received a
          commitment that the title company insuring the liens of the Milpitas Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Woodlands Deed of Trust, the Nevada Deed of Trust, the Fremont Deed of Trust, and the South San Francisco Deed of Trust will issue such title endorsements as Beneficiary deems necessary or desirable for attachment to the applicable title policies, including without limitation, CLTA Endorsement Nos. 110.5, 111, and 111.1;

              (8)    Trustor shall pay to Beneficiary all
          escrow, closing and recording costs, the cost of preparing and delivering any reconveyance documentation, including legal fees and costs, the cost of any title insurance endorsements that Beneficiary may require, recording fees, any sums then due and payable under the Loan Documents and a non-refundable $25,000 processing fee, which fee shall be paid at the time of notice of the requested reconveyance;

              (9)    Trustor shall have provided Beneficiary
          with forty-five (45) days prior written notice of the requested reconveyance; and

              (10)   Such other terms and conditions as
          Beneficiary shall reasonably require.

          Notwithstanding the foregoing, in the event that the Debt Service Coverage and the Loan to Value Ratio tests set forth in Paragraphs 9.36(5) and 9.36(6), above, cannot be satisfied because of the value of, or the net cash flow from, the applicable Combined Properties, Trustor may, at its option, satisfy such tests by making a principal prepayment (the "Excess Principal Payment") on the Loan in an amount sufficient to satisfy such tests so long as Trustor also pays to Beneficiary any prepayment premium relating to such principal prepayment, as determined by the applicable Note. Upon receipt of the Excess Principal Payment, Beneficiary shall apply such amount to reduce the outstanding Loan and may apply such amount to any one or more of the Multistate Note, the Nevada Note and/or the Arizona/California Note (in such order or priority as to satisfy such tests, as determined by Beneficiary), and shall allocate the Excess Principal Payment to the applicable Allocable Loan Amount in proportion to each such Allocable Loan Amount's share of the outstanding principal balance of the Note to which such amount is applied, and, the monthly payments due under such applicable Note shall be adjusted, as of the date of the release of this Deed of Trust pursuant to this Paragraph 9.36, to reflect the Excess Principal Payment applied to such applicable Note, such adjustment to be based on the applicable interest rate under such Note and an amortization schedule equal to 300 months minus the number of months that have elapsed since May 31, 1998.

          28.37      Limitation on Personal Liabilities.
    Trustor's liability (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note;
    (ii) under the Nevada Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

          28.38      Waiver of Appraisement, Homestead,
    Marshaling. Trustor waives to the full extent lawfully allowed the benefit of any homestead, evaluation, stay and extension or exemption laws or any so called "moratorium laws" now or hereinafter in force and waives any rights available with respect to marshaling of assets so as to require the separate sales of any portion of the Property, or as to require Beneficiary to exhaust its remedies against a specific portion of Property before proceeding against the other and does hereby expressly consent to and authorize the sale of the Property or any part thereof as a single unit or parcel or as separate parcels. Trustor further waives to the full extent lawfully allowed the benefit of all laws now existing or that hereafter may be enacted providing for (i) any appraisement before sale of any portion of the Property, commonly known as "Appraisement Laws," including, without limitation, a hearing to determine fair market value pursuant to A.R.S. Sections 12-1566, 33-814, 33-725 and/or 33-727, and (ii) the benefit of all laws that may be hereafter enacted in any way extending the time of the enforcement of the collection of the Indebtedness or commonly known as "Stay Laws".

          28.39      Business Loan Representation.  Trustor
    represents and warrants to Beneficiary that the Loan evidenced by the
    Note is a business loan transacted solely for the purpose of carrying on the business of Trustor and the Property does not constitute the homestead of Trustor.

          IN WITNESS WHEREOF, Trustor has caused this Deed of
    Trust to be executed as of the day and year first above written.

    "TRUSTOR":

    BEDFORD PROPERTY INVESTORS, INC.,
    a Maryland corporation


    By:   /s/ Scott R. Whitney

          Scott R. Whitney, Senior Vice President
          [Printed Name and Title]




      [11128.AGRE]H61606

    State of California)
                                )    ss.
    County of                   Contra Costa        )



    On February 2, 1998, before me, Colette M. Pennington, a notary public, personally appeared
    Scott R. Whitney
    personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                /s/ Colette M. Pennington
                                Notary Public





            (seal)

                                              RECORDING REQUESTED BY
    AND WHEN RECORDED MAIL TO:

    Steefel, Levitt & Weiss
    One Embarcadero Center, 30th Floor
    San Francisco, California  94111

          Attention:  James F. Eastman, Esq.











             DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE
         FILING WITH ASSIGNMENT OF LEASES, RENTS AND AGREEMENTS
                               (Fremont)


          THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE
    FILING WITH ASSIGNMENT OF LEASES, RENTS AND AGREEMENTS (this "Deed of Trust") dated as of January 30, 1998 is made by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation, having offices at 270 Lafayette Circle, Lafayette, California 94549 ("Trustor"), First American Title Insurance Company, having offices at 1850 Mount Diablo Boulevard, Suite 300, Walnut Creek, California 94596 ("Trustee"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having offices at Four Embarcadero Center, Suite 2700, San Francisco, California 94111 ("Beneficiary").


                              WITNESSETH:


          Trustor HEREBY IRREVOCABLY GRANTS, TRANSFERS AND
    ASSIGNS TO Trustee, IN TRUST, WITH POWER OF SALE, all of Trustor's right, title and interest now owned or hereafter acquired in and to the following property, together with the Personalty (as hereinafter defined), all of which is hereinafter collectively defined as the "Property": (i) that certain real property (the "Land") located in the County of Alameda, State of California, and more particularly described in Exhibit A attached hereto and incorporated herein by this reference; (ii) all Improvements (as hereinafter defined) and all appurtenances, easements, rights and privileges thereof, including all minerals, oil, gas and other hydrocarbon substances thereon or therein, air rights, water rights and development rights, and any land lying in the streets, roads or avenues adjoining the Land or any part thereof; (iii) all Fixtures (as hereinafter defined), whether now or hereafter installed, being hereby declared to be for all purposes of this Deed of Trust a part of the Land; and (iv) the rents, issues and profits of or from the Land, Improvements and Fixtures.

    FOR THE PURPOSE OF SECURING, in such order of priority as Beneficiary may determine: (i) payment of the Indebtedness (as hereinafter defined), and (ii) payment (with interest as provided) and performance by Trustor of the Obligations (as hereinafter defined). Notwithstanding the foregoing, or any other term contained herein or in the Loan Documents, none of Trustor's obligations under or pursuant to the Remediation and Indemnification Agreements (as hereinafter defined) shall be secured by the lien of this Deed of Trust.


                                ARTICLE
    29

                              Definitions


            As used in this Deed of Trust the following terms shall have the following meanings; other terms are defined where they appear in this Deed of Trust:

    Allocable Loan Amount: (i) For the property encumbered by the Ontario Deed of Trust, $8,000,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 8,000,000, and the denominator of which is 25,000,000; (ii) for the property encumbered by the Tustin Deed of Trust, $7,000,000 less the product of
    (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is $7,000,000, and the denominator of which is 25,000,000;
    (iii) for the property encumbered by the Woodlands Deed of Trust, $5,200,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by
    (y) a fraction, the numerator of which is 5,200,000, and the denominator of which is 25,000,000; (iv) for the property encumbered by the Milpitas Deed of Trust, $4,800,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 4,800,000, and the denominator of which is 25,000,000; (v) for the property encumbered by the Nevada Deed of Trust, $8,913,730.85 less all payments of principal made under the Nevada Note; (vi) for the property encumbered by the Arizona Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by
    (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000; (vii) for the properties encumbered by the South San Francisco Deed of Trust, $6,500,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by
    (y) a fraction, the numerator of which is 6,500,000, and the denominator of which is 20,900,000; and (viii) for the property encumbered by this Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000.

    Application: Collectively, the Application dated December 5, 1995, executed by Trustor (referred to as "Borrower" therein), which Application includes the exhibits attached thereto, the Application dated January 5, 1996, executed by Trustor (referred to as "Borrower" therein), which Application includes the exhibits attached thereto, the Application executed by Trustor (referred to as "Borrower" therein) on April 13, 1996, which Application includes the exhibits attached thereto, and the Application executed by Trustor (referred to as "Borrower" therein) on October 31, 1997, which Application includes the exhibits attached thereto.

    Arizona Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of even date herewith, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Maricopa County, Arizona, as amended from time to time.

    Closing Date: The date this Deed of Trust is recorded in the Official Records of Alameda County, California.

    Combined Debt Service Coverage: The ratio, as determined by Beneficiary, of (a) Net Operating Income for the preceding twelve-month period for the Remaining Properties, to (b) the sum of (i) the annual debt service payments (including principal and interest) for the preceding twelve-month period on the portion of the Loan consisting of the aggregate of the Allocable Loan Amounts for the Remaining Properties, and (ii) the annual debt service payments (including principal and interest) on all other indebtedness secured or which will be secured by a lien on all or part of the Remaining Properties for the preceding twelve-month period. For purposes of calculating annual debt service, amortization of the aggregate principal indebtedness over a thirty (30) year period (or such lesser period if the applicable promissory notes or other loan documents in the case of loans other than the Loan provide otherwise) is assumed to apply during the entire term of the Loan.

    Combined Deeds of Trust: Collectively, this Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Milpitas Deed of Trust, the Woodlands Deed of Trust, the Nevada Deed of Trust, the Arizona Deed of Trust, and the South San Francisco Deed of Trust.

    Combined Loan to Value Ratio: The ratio, as determined by Beneficiary, of (i) the aggregate principal balance, together with all accrued but unpaid interest, of all encumbrances against the Remaining Properties, to (ii) the fair market value of the Remaining Properties, as determined by Beneficiary.

    Combined Properties: Collectively, the Property, the property encumbered by the Ontario Deed of Trust, the property encumbered by the Tustin Deed of Trust, the property encumbered by the Milpitas Deed of Trust, the property encumbered by the Woodlands Deed of Trust, the property encumbered by the Nevada Deed of Trust, the property encumbered by the Arizona Deed of Trust, and the properties encumbered by the South San Francisco Deed of Trust.

    Event of Default:  As defined in Paragraph 6.1 hereof.

    Fixtures: All fixtures located upon or within the Improvements or now or hereafter installed in, or used in connection with any of the Improvements, including boilers, furnaces, pipes, plumbing, elevators, cleaning and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, heating, ventilating, air conditioning and air cooling equipment, whether or not permanently affixed to the Land or the Improvements.

    Future Combined Debt Service Coverage: The ratio, as determined by Beneficiary, of (a) Net Operating Income for the immediately upcoming twelve-month period for the Remaining Properties (based on reasonable assumptions determined by Beneficiary), to (b) the sum of (i) the annual debt service payments (including principal and interest) for the same twelve-month period on the portion of the Loan consisting of the aggregate of the Allocable Loan Amounts for the Remaining Properties, and (ii) the annual debt service payments (including principal and interest) on all other indebtedness secured or which will be secured by a lien on all or part of the Remaining Properties for the same twelve-month period. For purposes of calculating annual debt service, amortization of the aggregate principal indebtedness over a thirty (30) year period (or such lesser period if the applicable promissory notes or other loan documents in the case of loans other than the Loan provide otherwise) is assumed to apply during the entire term of the Loan.

    Future Individual Debt Service Coverage: For each of the Combined Properties, the ratio, as determined by Beneficiary, of (a) Net Operating Income for such Combined Property for the next upcoming twelve-month period (based on reasonable assumptions determined by Beneficiary), to (b) the sum of (i) the annual debt service payments (including principal and interest) on the portion of the Loan consisting of the Allocable Loan Amount for such Combined Property for the same twelve-month period, and (ii) the annual debt service payments (including principal and interest) on all other indebtedness secured or which will be secured by a lien on all or part of such Combined Property for the same twelve-month period. For purposes of calculating annual debt service, amortization of the aggregate principal indebtedness over a thirty (30) year period (or such lesser period if the applicable promissory note or other loan documents in the case of loans other than the Loan provide otherwise) is assumed to apply during the entire term of the Loan.

    Impositions: All real estate and personal property and other taxes and assessments, water and sewer rates and charges levied or assessed upon or with respect to the Property, and all other governmental charges and any interest or costs or penalties with respect thereto, ground rent and charges for any easement or agreement maintained for the benefit of the Property, general and special, ordinary and extraordinary, foreseen or unforeseen, of any kind and nature whatsoever that at any time prior to or after the execution of the Loan Documents may be assessed, levied, imposed, or become a lien upon the Property or the rent or income received therefrom, or any use or occupancy thereof; and any and all other charges, expenses, payments, claims, mechanics' or material suppliers' liens or assessments of any nature, if any, which are or may become a lien upon the Property or the rent or income received therefrom.

    Impound Account: The account that Trustor may be required to maintain pursuant to Paragraph 3.4 hereof for the deposit of amounts required to pay Impositions and insurance premiums.

    Improvements: All buildings and other improvements and appurtenances located on the Land, including surface improvements, such as parking areas and landscaping structures and all improvements, additions and replacements thereof, and other buildings and improvements, at any time hereafter constructed or placed upon the Land.

    Indebtedness: The principal of and all other amounts, payments and premiums due under the Note (and each and every of them) and any extensions or renewals thereof (including extensions or renewals at a different rate of interest, whether or not evidenced by a new or additional promissory note or notes), and all other indebtedness of Trustor to Beneficiary and additional advances under, evidenced by and/or secured by the Loan Documents, plus interest on all such amounts.

    Individual Debt Service Coverage: For each of the Combined Properties, the ratio, as determined by Beneficiary, of (a) Net Operating Income for such Combined Property for the preceding twelve-month period, to (b) the sum of (i) the annual debt service payments (including principal and interest) on the portion of the Loan consisting of the Allocable Loan Amount for such Combined Property for the preceding twelve-month period, and (ii) the annual debt service payments (including principal and interest) on all other indebtedness secured or which will be secured by a lien on all or part of such Combined Property for the preceding twelve-month period. For purposes of calculating annual debt service, amortization of the aggregate principal indebtedness over a thirty (30) year period (or such lesser period if the applicable promissory note or other loan documents in the case of loans other than the Loan provide otherwise) is assumed to apply during the entire term of the Loan.

    Individual Loan to Value Ratio: For each individual Combined Property, the ratio, as determined by Beneficiary, of (i) the aggregate principal balance, together with all accrued but unpaid interest, of the Allocable Loan Amount for such Combined Property and all other encumbrances (other than the Loan) against such Combined Property, to (ii) the fair market value of such Combined Property, as determined by Beneficiary.

    Inventory:  The personal property Inventory attached hereto as Exhibit
    C.

    Laws and Restrictions: All federal, state, regional, county, local and other laws, regulations, orders, codes, ordinances, rules, statutes and policies, restrictive covenants and other title encumbrances, permits and approvals, Leases and other rental agreements, relating to the development, occupancy, ownership, management, use, and/or operation of the Property or otherwise affecting all or any part of the Property or Trustor.

    Leases: Any and all leasehold interests, including subleases and tenancies following attornment, now or hereafter affecting or covering any part of the Property.

    Loan:  The loans from Beneficiary to Trustor evidenced by the Note.

    Loan Documents: The Note, the Application, the Owner's Affidavit, this Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Milpitas Deed of Trust, the Woodlands Deed of Trust, that certain Note Assignment and Assumption Agreement dated as of May 9, 1997 relating to the Nevada Note, the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, each of the Assignments of Agreements, each of the Assignments of Lessor's Interest in Leases, the Post-Closing Agreement, and all other documents, with the exception of the Remediation and Indemnification Agreements, evidencing, securing or relating to the Loan, the payment of the Indebtedness or the performance of the Obligations.

    Loan Parties:  Trustor.

    Material Adverse Change: Any material and adverse change in (i) the financial condition of any of the Loan Parties, or (ii) the condition or operation of the Property.

    Milpitas Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of May 24, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Santa Clara County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as further amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.

    Net Operating Income: For any period, gross income from operations of the Remaining Properties, for the purposes of determining Combined Debt Service Coverage or Future Combined Debt Service Coverage, or from operations of an individual Combined Property, for the purposes of determining the Individual Debt Service Coverage or Future Individual Debt Service Coverage for such Combined Property, in either case, derived from arm's length, market rate rents from leases with unaffiliated third parties in possession of the leased premises and paying rent on a current basis, service fees or charges, and addi-

    tional rent resulting from operating expense, common area maintenance, utilities and tax escalation pass through provisions (excluding capital gains income derived from the sale of assets and other items of income which Beneficiary reasonably determines are unlikely to occur in any subsequent period), less operating expenses (such as cleaning, utilities, administrative, landscaping, security and common area maintenance expenses, common area association fees, repairs and maintenance and less fixed expenses (such as insurance, real estate and other taxes), which expenses shall be related to the property producing such gross income, shall be for services from arm's length third party transactions or equivalent to the same, and shall exclude all expenses for capital improvements and replacements, debt service and depreciation or amortization of capital expenditures and other similar noncash items. Operating expenses shall include not less than 4.0% of gross income for the property encumbered by the Woodlands Deed of Trust and not less than 3.5% of gross income for each of the other Combined Properties and shall include reserves for replacements of not less than $31,000 for the Property encumbered by the Tustin Deed of Trust and not less than $23,000 for each of the other Combined Properties. Real estate taxes shall be calculated based upon the greater of (i) the current tax bill plus the next subsequent year's escalations as permitted under applicable law, or (ii) the estimated market value of such Combined Properties (as determined by Beneficiary) at the time of any reconveyance described in Paragraph 9.36 of this Deed of Trust multiplied by the then current tax rate. Gross income shall not be anticipated for any greater period than that approved by generally accepted accounting principles, nor shall operating expenses be prepaid.

    Nevada Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of May 9, 1997, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Washoe County Nevada, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.

    Note: Collectively (i) that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20, 1996), executed by Trustor in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Multistate Note"), (ii) that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Trustor in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and
    (iii) that certain Promissory Note dated as of even date herewith executed by Trustor in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note").

    Obligations: Any and all of the covenants, promises and other obligations (including, without limitation, the Indebtedness) made or owing by Trustor to or due to Beneficiary under and/or as set forth in the Loan Documents and all of the material covenants, promises and other obligations made or owing by Trustor to each and every other Person relating to the Property.

    Ontario Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Bernardino County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as further amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as further amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.

    Owner's Affidavit: That certain Owner's Affidavit dated as of even date herewith, executed by Trustor in favor of Beneficiary.

    Permitted Exceptions: All of those matters described on Exhibit B attached hereto.

    Person: Any natural person, corporation, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

    Personalty: Trustor's right, title and interest in all personal property (other than Fixtures) now or hereafter located in, upon or about or collected or used in connection with the Property, together with all present and future attachments, accessions, replacements, substitutions and additions thereto or therefor, and the cash and noncash proceeds thereof, including all property listed in the Inventory, the Impound Account, all goods, documents, instruments and chattel paper, all drawings, plans and specifications, all causes of action and recoveries now or hereafter existing for any loss or diminution in value of the Property, all licenses, governmental authorizations or permits pertaining to the Property or the development, ownership, management or operation thereof, all trademarks, service marks, designs, logos, trade names, names or similar identifications pertaining to the Property, and all accounts, contract rights and general intangibles (including, without limitation, any insurance proceeds and condemnation awards or compensation) arising out of or incident to the ownership, development or operation of the Property owned by or in which Trustor has an interest including, without limitation, all personal property described in the UCC-1 Financing Statement executed by Trustor of even date herewith, which is incorporated herein by this reference, and all furniture, furnishings, equipment, machinery, construction materials and supplies, leasehold interests in personal property and the Leases. Notwithstanding the foregoing, Personalty shall not include any proprietary computer software developed by Trustor for the interpretation, manipulation or presentation of the information comprising the books and records of Trustor.

    Post-Closing Agreement: That certain Post-Closing Actions Agreement dated as of even date herewith, executed by Trustor in favor of Beneficiary.

    Property: As defined in the above granting paragraph of this Deed of Trust.

    Receiver: Any trustee, receiver, custodian, fiscal agent, liquidator or similar officer.

    Remaining Properties: Collectively, each of the Combined Properties which remain encumbered by any of the Combined Deeds of Trust following the requested reconveyance of this Deed of Trust pursuant to Paragraph 9.36 of this Deed of Trust and following the prior or concurrent reconveyance of any of the other Combined Deeds of Trust pursuant to Paragraph 9.36 of any of the other Combined Deeds of Trust.

    Remediation and Indemnification Agreements: Collectively, (i) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 24, 1996 executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Milpitas Deed of Trust,
    (ii) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Ontario Deed of Trust, (iii) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Tustin Deed of Trust, (iv) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Woodlands Deed of Trust, (v) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 9, 1997 executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Nevada Deed of Trust, (vi) the Hazardous Substances Remediation and Indemnification Agreement dated as of even date herewith executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Arizona Deed of Trust, (vii) the Hazardous Substances Remediation and Indemnification Agreement dated as of even date herewith executed by Trustor in favor of Beneficiary in connection with the property encumbered by the South San Francisco Deed of Trust, and (viii) the Hazardous Substances Remediation and Indemnification Agreement dated as of even date herewith executed by Trustor in favor of Beneficiary in connection with the Property.

    Rents: All rents, royalties, revenues, issues, profits, proceeds and other income from the Property.

    Secondary Interest Rate:  As defined in the Note.

    South San Francisco Deed of Trust: That certain Deed of Trust dated as of this date herewith, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Mateo County, California as amended from time to time.

    Tustin Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Orange County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as further by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as further amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.

    Woodlands Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Salt Lake County, Utah, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as further by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as further amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.



                               ARTICLE 30

                     Representations and Warranties


          Trustor hereby represents and warrants to Beneficiary and Trustee that as of the date of this Deed of Trust and as of the date of any subsequent disbursement pursuant to the Loan Documents:

          30.1  Title, Authorization and Organization.  Trustor
    (i) is the lawful owner of the Property and holds good and marketable title to the Property free and clear of all defects, liens, encumbrances, easements, exceptions and assessments, except the Permitted Exceptions; (ii) has good, right and lawful authority to grant the Property as provided in and by this Deed of Trust; (iii) has the requisite power and authority to own, develop and operate the Property; (iv) is duly organized, validly existing and in good standing under the laws of the State of its organization and is duly qualified to do business in the State in which the Land is located; and (v) is in compliance with all Laws and Restrictions applicable to it.

          30.2 Validity of Loan Documents. The execution, delivery and performance by Trustor of the Loan Documents and the borrowings evidenced by the Note are within the power of Trustor, have been authorized by all requisite corporate or partnership authority and will not violate any Laws and Restrictions or any agreement or other instrument. Each of the Loan Documents when executed and delivered to Beneficiary, will constitute a legal, valid and binding obligation of Trustor enforceable in accordance with its terms.

          30.3 Financial Statements. All financial statements and data that have been given to Beneficiary with respect to the Property or any Loan Party are true, accurate, complete and correct and except as expressly noted to the contrary therein, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby. There has been no Material Adverse Change since the date of the most recent financial statement given to Beneficiary.

          30.4 Other Information. All reports, papers, data and information given to Beneficiary with respect to Loan Parties and the Property are accurate, correct and complete.

          30.5 Litigation. There is not now pending against or affecting any Loan Party or the Property, nor to the best of Trustor's knowledge is there threatened any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely determined, would materially impair or affect (i) the financial condition or operations of such Loan Party, or (ii) the condition, use or operation of the Property.

          30.6  Additional Representations and Warranties.
    (i) The Property is not used principally or primarily for agricultural or grazing purposes; (ii) each Loan Party has filed all federal, state, county and municipal income tax returns required to have been filed by it and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by it (and no Loan Party knows of any basis for any additional assessment against it in respect of such taxes); (iii) all costs for labor and materials for the construction of the Improvements have been paid in full other than ongoing work for leasehold improvements under Leases approved in writing by Beneficiary; (iv) Trustor is not aware of any assessment for public improvements which is pending and which could become a lien upon the Property; (v) no event has occurred which with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents; (vi) Trustor is not a party to any agreement or instrument materially and adversely affecting its present or proposed business conducted on the Property or the Property itself, financial or otherwise; (vii) Trustor is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions set forth in any such agreement or instrument to which it is a party to the extent that the same would have a material and adverse effect on the Property or Trustor's ability to timely perform its Obligations under the Loan Documents;
    (viii) all Fixtures are permanently affixed to the Improvements and Trustor has not executed any financing statement or security agreements covering the Fixtures, or any of them, and the costs of all Fixtures due as of the date hereof have been paid; (ix) neither the Property, nor any part thereof, has sustained, incurred or suffered any material damage or destruction; and (x) subject to the Permitted Exceptions, the Personalty is owned by Trustor, free and clear of any liens, encumbrances, mortgages, security interests, claims and rights of others.

          30.7 Compliance with Laws. The Property and the proposed and actual use thereof comply with all Laws and Restrictions and the Laws and Restrictions contain no unsatisfied conditions necessary for the actual use of the Property as it is currently used. Trustor has received no notices of violations of any Laws and Restrictions.

          30.8 Bankruptcy. No petition in bankruptcy, petition or answer seeking assignment for the benefit of creditors or appointment of a Receiver with respect to Trustor has occurred or is contemplated, and no reorganization, arrangement, liquidation or dissolution or similar relief under the Federal Bankruptcy laws or any state laws have been instituted by or against Trustor, and none is contemplated.


                               ARTICLE 31

                         Affirmative Covenants


          Trustor hereby covenants and agrees as follows:

          31.1 Obligations of Trustor. Trustor will (i) timely perform, or cause to be timely performed, all the Obligations;
    (ii) maintain and preserve the lien of this Deed of Trust; and
    (iii) forever warrant and defend its grant made herein against any and all claims and demands whatsoever.

          31.2  Insurance.

            A.       Trustor, at its sole cost and expense,
    will keep and maintain for the mutual benefit of Trustor and Beneficiary, the following policies of insurance:

              (1)    Insurance against loss or damage to the
    Property by fire and other risks covered by insurance commonly known as the broad form of extended coverage, including losses sustained by reason of riot and civil commotion, vandalism, malicious mischief, burglary, theft and mysterious disappearance, flood (if the Property is located in a HUD designated special flood hazard area) and against such other risks or hazards as Beneficiary from time to time reasonably may designate, in an amount equal to one hundred percent (100%) of the then "full replacement cost" of the Improvements, the Fixtures and the Personalty, without deduction for physical depreciation.

              (2)    Rental income insurance against loss of
    income in an amount not less than twelve (12) months rental and taxes and other operating expense reimbursements or payments at then-current income levels.

              (3)    Commercial General Liability insurance
    including broad form property damage, contractual liability and personal injury or death coverage, with a combined single limit of at least $5,000,000.

              (4)    "Builders Risk" insurance, during any
    material construction, repair, replacement, renovation or alteration of the Improvements, in such amounts as are reasonably approved by Beneficiary.

              (5)    If applicable, boiler and machinery
    insurance covering boilers and other pressure vessels, the air conditioning system, high pressure piping and other machinery and equipment required for the operation of the Property.

              (6) Such other insurance, and in such amounts, as may from time to time be reasonably required by Beneficiary (but excluding earthquake insurance, unless earthquake insurance is required pursuant to the terms of any of the Leases).

            B.       Trustor shall provide Beneficiary with
    satisfactory evidence of compliance with applicable requirements for Worker's Compensation insurance and of employee automobile coverage.

            C. All policies of insurance required by this Deed of Trust (i) shall be satisfactory in form and substance to Beneficiary and written with companies satisfactory to Beneficiary,
    (ii) shall name Beneficiary as an additional insured as its interests may appear, (iii) shall contain a Standard Lender's Loss Payable endorsement and other non-contributory standard mortgagee protection clauses acceptable to Beneficiary, and at Beneficiary's option, a waiver of subrogation rights by the insurer, (iv) shall contain an agreement by the insurer that such policy shall not be amended or canceled without at least thirty (30) days' prior written notice to Beneficiary, (v) shall be in the full replacement cost of the Improve-

    ments, without deduction for physical depreciation and (vi) shall contain such other provisions as Beneficiary deems reasonably necessary or desirable to protect its interests. Any policies containing a coinsurance clause shall include a replacement cost endorsement adequate to ensure that the coinsurance clause is rendered inoperative.

            D. In the event a blanket policy is submitted to satisfy Trustor's responsibilities under this Paragraph 3.2, in addition to such other requirements set forth herein, Trustor shall deliver to Beneficiary a certificate from such insurer indicating that Beneficiary is an insured under such policy and designating the amount of such insurance applicable to the Property.

            E.       Trustor shall furnish evidence,
    satisfactory to Beneficiary, that (i) all insurance requirements (including, without limitation, provisions for waivers of subrogation) set forth in the Leases or any other agreements affecting the Property shall have been satisfied by each party thereto, and (ii) Trustor's insurance coverage is sufficient (assuming the total destruction of the Property) to permit Trustor to rebuild the Improvements (including basic tenant improvements) and to replace the Fixtures and Personalty in such manner as to enable the Property to be operable and rentable as it is currently rented and operated, and no tenant shall have the right to terminate its lease of any portion of the Property as a result of the failure of Trustor to rebuild above-standard tenant improvements.

            F. Self-insurance (other than the applicable deductibles approved by Beneficiary) shall not be employed to satisfy the requirements of this Paragraph 3.2.

            G. All of Trustor's right, title and interest in and to all policies of property insurance and any unearned premiums paid thereon are hereby assigned (to the fullest extent assignable) to Beneficiary who shall have the right, but not the obligation, to assign the same to any purchaser of the Property at any foreclosure sale.

            H.       Not less than thirty (30) days prior to
    the expiration dates of any policy previously furnished pursuant to this Paragraph 3.2, Trustor shall provide Beneficiary with duplicate originals or certified copies of the renewal policies together with evidence satisfactory to Beneficiary of Trustor's payment of the applicable premiums.

          31.3  Maintenance, Waste and Repair.  Trustor will
    (i) maintain the Property in good order and condition, (ii) promptly make all necessary structural and non-structural repairs to the Property, (iii) not diminish or materially alter the Improvements, nor erect any new buildings, structures or building additions on the Property, without the prior written consent of Beneficiary, and
    (iv) not permit any waste of the Property or make any change in the use thereof, nor do or permit to be done thereon anything, that may in any way impair the security of this Deed of Trust.

          31.4 Impositions; Impounds. Trustor will pay when due all Impositions. Upon an Event of Default, Trustor will pay monthly to Beneficiary an amount equal to one-twelfth (1/12th) of the annual cost of Impositions together with an amount equal to the estimated next hazard and other required insurance premiums. These funds will be held by Beneficiary (and may be commingled with other funds of Beneficiary) without interest and will be released to Trustor for payment of Impositions and insurance premiums, or directly applied to such costs by Beneficiary, as Beneficiary may elect.

          31.5 Compliance with Law. Trustor will promptly and faithfully comply with all present and future Laws and Restrictions.

          31.6 Books and Records. Trustor, without expense to Beneficiary, will maintain full and complete books of account and other records reflecting the results of the operations of the Property in accordance with generally accepted accounting principles consistently applied, and will furnish or cause to be furnished to Beneficiary such financial information concerning the condition of the Loan Parties and the Property as Beneficiary shall reasonably request. The following information will be furnished without request:

            A.       As soon as available, and in any event
    within thirty (30) days after the close of each fiscal quarter of each fiscal year of Trustor, a statement of revenues and expenses relating to the rentals and operations of the Property for the applicable fiscal quarter just ended, certified by Trustor;

            B.       As soon as available, and in any event
    within ninety (90) days after the end of each fiscal year of Trustor, an annual operating statement for the Property certified by an independent certified public accountant acceptable to Beneficiary and a rent roll in the form delivered to Beneficiary in connection with the closing of the Loan certified by Trustor reflecting all the existing Leases; and

            C.       As soon as available, and in any event
    within ninety (90) days after the end of Trustor's fiscal year, a balance sheet of Trustor, certified in a manner acceptable to Beneficiary.

          After the occurrence of an Event of Default, or in the event Trustor fails to deliver an annual operating statement for the Property certified by an independent certified public accountant acceptable to Beneficiary within the time frame set forth in Paragraph 3.6.B, above, Beneficiary shall have the right, at all reasonable times and upon reasonable notice, to audit the books of account and records of any Loan Party, all of which shall be made available at Trustor's office during reasonable business hours to Beneficiary and Beneficiary's representatives for such purpose, from time to time. If such audit discloses a variance of three per-

    cent (3%) or more in income or expenses, the cost of such audit shall be paid by Trustor.

          31.7 Further Assurances. Trustor, at any time upon the reasonable request of Beneficiary, will at Trustor's expense execute, acknowledge and deliver all such additional papers and instruments (including, without limitation, a declaration of no setoff) and all such further acts and things as may be reasonably necessary to carry out the purposes of the Loan Documents and to subject to the liens thereof any property intended by the terms thereof to be covered thereby and any renewals, additions, substitutions or replacements thereto.

          31.8 Indemnity and Attorneys' Fees. Trustor will indemnify, defend, protect and hold Beneficiary harmless from any and all liability, loss, claims, damage, cost or expense (including, without limitation, reasonable attorneys' fees) that Beneficiary may or might incur hereunder, or in connection with the making or administering of the Loan, the enforcement of any of Beneficiary's rights or remedies hereunder or under the other Loan Documents, any action taken by Beneficiary hereunder or thereunder, whether or not suit is filed, or by reason or in defense of any and all claims and demands whatsoever that may be asserted against Beneficiary arising out of the Property, or any part thereof or interest therein, or as to which it becomes necessary to defend or uphold the lien of this Deed of Trust or other Loan Documents. Should Beneficiary incur any such liability, loss, claim, damage, cost or expense, the amount thereof with interest thereon at the Secondary Interest Rate shall be payable by Trustor immediately without demand, shall be secured by this Deed of Trust, and shall be part of the Indebtedness.

          31.9 Litigation. Trustor will promptly give notice in writing to Beneficiary of any litigation which may reasonably be expected to result in a Material Adverse Change.

          31.10 Inspection of Property. Trustor hereby grants to Beneficiary, its agents, employees, consultants and contractors, the right to enter upon the Property for the purpose of making any and all inspections, reports, tests (including, without limitation, soils borings, ground water testing, wells and/or soils analysis), inquiries and reviews as Beneficiary (in its sole and absolute discretion) may deem necessary to assess the then current condition of the Property; provided, however, that Beneficiary shall not conduct any such tests (including, without limitation, soil borings, ground water testing, wells and/or soils analysis) (i) unless Beneficiary becomes aware of, or reasonably suspects, an environmental event on or near the Property which could have a material adverse effect on any portion of the Property and Trustor refuses or fails to conduct such tests in a manner reasonably requested by Beneficiary, or (ii) until after the occurrence of an Event of Default under any of the Loan documents or the Remediation and Indemnification Agreements. Beneficiary shall provide Trustor with one (1) business day's notice of such entry; provided, however, that, subject to the preceding sentence, Trustor's consent shall not be required for such entry or for the performance of such tests. All costs, fees and expenses (including those of Benefi-

    ciary's legal counsel and consultants) incurred by Beneficiary with respect to such inspections, reports, tests, inquiries and reviews shall be paid by Trustor to Beneficiary upon demand, shall accrue interest at the Secondary Interest Rate until paid, and shall be secured by this Deed of Trust. Beneficiary shall make reasonable efforts in the exercise of its entry, inspection, and other rights under this Paragraph to avoid interference with the business operations of any tenant or licensee occupying space at the Property pursuant to Leases permitted by the Loan Documents, and, so long as no Event of Default has occurred, shall cooperate with Trustor in setting the time for such entry, inspections and tests.

          31.11 Contest. Notwithstanding the provisions of Paragraphs 3.4 and 3.5 hereof, Trustor may, at its expense, contest the validity or application of any Impositions or Laws and Restrictions by appropriate legal proceedings promptly initiated and conducted in good faith and with due diligence, provided that
    (i) Beneficiary is reasonably satisfied that neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, or lost as a result of such contest, and (ii) Trustor shall have posted a bond or furnished such other security as may be reasonably required from time to time by Beneficiary.

          31.12  Tax Receipts.  Trustor will deliver to
    Beneficiary, within seven (7) days after the demand made therefor, bills showing the payment to the extent then due of all taxes, assessments (including, without limitation, those payable in periodic installments), and any Imposition that may have become a lien upon the Property or any part thereof.

          31.13 Additional Information. Trustor will furnish to Beneficiary, within seven (7) days after written request therefor, any and all information that Beneficiary may reasonably request concerning the Property or the performance by Trustor of the Obligations.

          31.14 Prepayment. Trustor may prepay the Loan only on the terms and conditions set forth in the Note and Trustor shall pay Beneficiary prepayment charges in respect of any prepayment, whether voluntary or involuntary, as required by and on the terms and conditions set forth in the Note.

          31.15 FIRPTA Affidavit. In the event of any transfer by Trustor of its rights hereunder or of any interest in the Property otherwise permitted under this Deed of Trust, such transferee shall, as an additional condition to such transfer, under penalty of perjury, execute and deliver to Beneficiary an affidavit concerning the non-foreign status of such transferee substantially in the form required to be delivered by Trustor in connection with the funding of the Loan. Nothing in this Paragraph 3.15 shall be deemed a modification or waiver of any other provision of any of the Loan Documents limiting, prohibiting or otherwise relating to any transfer of any interest in the Property or Trustor.

          31.16 Tax Service Contract. Throughout the term of the Loan, at Trustor's sole expense, Beneficiary shall be furnished tax service contracts issued by a tax reporting agency satisfactory to Beneficiary.

          31.17 Reimbursement. Any amount paid by Beneficiary for any tax, stamp tax, assessment, water rate, sewer rate, insurance premium, repair, rent charge, debt, claim, inspection or lien having priority over this Deed of Trust or to in any way protect the security for the Loan, shall (i) bear interest at the Secondary Interest Rate from the date of payment by Beneficiary, (ii) constitute additional indebtedness secured by this Deed of Trust, prior to any right, title or interest in or claim upon the Property attaching or accruing subsequent to the lien of this Deed of Trust, (iii) be secured by this Deed of Trust, and (iv) be payable by Trustor to Beneficiary upon demand.

          31.18 Plans and Specifications. Trustor agrees to keep at its offices at the Property, and to make available to Beneficiary during normal business hours, "As-Built Plans and Specifications", or, if unavailable, the final set of plans and specifications from which the Improvements were constructed ("As-Builts"), certified by a licensed architect or licensed contractor as true, correct and complete As-Builts for the Improvements.


                               ARTICLE 32

                           Negative Covenants


            Trustor hereby covenants and agrees as follows:

          32.1 Restrictive Uses. Trustor will not initiate, join in, or consent to any change in the current use of the Property or in any zoning ordinance, private restrictive covenant, assessment proceedings or other public or private restrictions limiting or restricting the uses that may be made of the Property or any part thereof without the prior written consent of Beneficiary.

          32.2  Due on Sale or Encumbrance.

            A. Except as expressly otherwise provided in this Paragraph 4.2, in the event that Trustor, without the prior written consent of Beneficiary (which consent may be withheld for any reason or for no reason or given upon such terms and conditions as Beneficiary deems necessary or appropriate, all within Beneficiary's absolute discretion), shall sell, convey, assign, transfer, alienate or otherwise dispose of or be divested of its title to, or, shall mortgage, convey security title to, or otherwise encumber or cause to be encumbered, the Property or any part thereof or any interest therein in any manner or way, whether voluntary or involuntary, or in the event of (a) any merger, consolidation or dissolution involving, or the sale or transfer of all or substantially all of the assets of, Trustor or any general partner of Trustor, (b) the transfer (at one time or over any period of time) of ten percent (10%) or more of the voting stock of (i) a corporate Trustor or (ii) any corporate general partner of Trustor, (c) the transfer of any general partnership interest in Trustor or in any partnership which is a direct or indirect general partner of Trustor, or (d) the conversion of any such general partnership interest to a limited partnership interest, then the entire balance of the Indebtedness, plus the Prepayment Premium (as defined in the Note), shall become immediately due and payable at the option of Beneficiary. Trustor hereby covenants not to participate in, cause or permit any of the foregoing actions or events described in this Paragraph 4.2 without Beneficiary's prior written consent. Consent to one such transfer by Beneficiary shall not be deemed a waiver of the right to require such consent to further or future transfers. Any such transferee shall, as a condition of the effectiveness of any consent or waiver by Beneficiary hereunder, as a covenant of Trustor and such transferee, and in form and substance required by Beneficiary, assume all obligations under the Loan Documents and the assumption shall not, however, release Trustor, or any maker or guarantor of the Note, from any liability thereunder. This provision shall not apply to transfers of title or interest under any will or testament or applicable law of descent.

            B.       Notwithstanding the foregoing, the
    provisions of this Paragraph 4.2 shall not apply to (i) the sale of stock on any recognized public stock exchange in the ordinary course of business, (ii) any merger or consolidation of Trustor where the surviving company has a Debt Ratio (as defined below) which does not exceed the Debt Ratio of Trustor as of the Closing Date, as shown by evidence reasonably satisfactory to Beneficiary, and (iii) a public tender offer by a Person unaffiliated with Trustor to purchase the stock of Trustor. Notwithstanding anything to the contrary contained herein, unless a change in the ownership of Trustor is the result of one or more of the acts described in the immediately preceding sentence (in which case the prior consent of Beneficiary is not required), Beneficiary's prior written consent shall be required in the event of a change in the ownership of Trustor (in a single transaction or cumulative transactions) such that in excess of 50% of Trustor's stock is owned or controlled by a sole shareholder or an affiliated group of shareholders ("Sale"). Notwithstanding the foregoing, a Sale shall specifically exclude: (a) the conversion ("Conversion") to common stock shares of some or all of the Series A convertible preferred stock of Trustor outstanding as of the Closing Date (the "Preferred Stock"), (b) any initial sale ("Initial Sale") of any of the Preferred Stock to a Person unaffiliated with Trustor which occurs either prior to and/or subsequent to any Conversion, and
    (c) any sale of any of the Preferred Stock subsequent to an Initial Sale of such Preferred Stock to a Person unaffiliated with Trustor which previously acquired some or all of the Preferred Stock in an Initial Sale. As used herein, "Debt Ratio" means the ratio of all indebtedness of Trustor and its subsidiaries to the sum of all assets of Trustor and it subsidiaries, before depreciation and less the sum of any intangible assets.

          32.3 Replacement of Fixtures and Personalty. Trustor will not permit any of the Fixtures or Personalty to be removed at any time from the Property without the prior written consent of Beneficiary unless actually replaced by articles of equal suitability and value owned by Trustor free and clear of any lien or security interest.

          32.4 No Cooperative or Condominium. Trustor shall not operate the Property or permit the Property to be operated, as a cooperative or condominium building or buildings in which the tenants or occupants participate in the ownership, control, or management of the Property or any part thereof, as tenant stockholders or otherwise.

          32.5  Partnership Agreement.  Trustor, if a
    partnership, will not terminate, alter, modify or amend or permit the termination, alteration, modification or amendment of its Partnership Agreement without Beneficiary's prior written consent.


                               ARTICLE 33

                      Casualties and Condemnation


          33.1  Insurance and Condemnation Proceeds.

            A. Trustor will notify Beneficiary in writing promptly after loss or damage caused by fire or other casualty to all or any part of the Property resulting in damage in excess of $25,000 per occurrence, and prior to the making of any repairs thereto. Trustor will furnish to Beneficiary within sixty (60) days after such loss or damage (a) preliminary plans and specifications for the repair and reconstruction of the Property (the "Preliminary Plans and Specifications"); and (b) evidence satisfactory to Beneficiary (i) of the cost of repair or reconstruction in accordance with the Preliminary Plans and Specifications, (ii) that sufficient funds are available and/or committed for the benefit of Beneficiary, including insurance proceeds, funds provided by the Trustor, payment and performance bond, or otherwise, to complete such repair or reconstruction, and (iii) that such repair or reconstruction may be completed in accordance with all applicable Laws and Restrictions within the time frame described in Paragraph 5.1.C.(v) hereof and that all necessary permits and approvals have been or will be obtained. Trustor hereby unconditionally and irrevocably waives all rights of a property owner under applicable law providing for the allocation of condemnation proceeds between a property owner and a lien holder.

            B. In the event of any insured loss in excess of Two Hundred Fifty Thousand Dollars ($250,000) or in the event an Event of Default, or an event which with the giving of notice or the passing of time or both constitutes an Event of Default, shall have occurred and be continuing, all insurance proceeds on account of any damage to the Property shall be payable to, and deposited with, Beneficiary. Beneficiary, at its sole option, may (i) apply such insurance proceeds in payment of the Indebtedness or in satisfaction of any other Obligation in such order as Beneficiary may determine,
    (ii) use such insurance proceeds to repair or reconstruct the Improvements, (iii) release such insurance proceeds to Trustor for repair or reconstruction of the Improvements in accordance with the procedures described in Paragraph 5.1.E hereof, or (iv) divide such proceeds in any manner among any such application, use or release. No such application, use or release shall, however, extend or postpone the due date of any installments under the Note or change the amount of such installments or cure or waive any Event of Default or notice of Event of Default under the Loan Documents or invalidate any act done pursuant to such notice.

            C.       Notwithstanding the provisions of Para-

    graph 5.1.B hereof, if all or any part of the Property is damaged or destroyed or less than all of the Property is taken by any public or quasi-public authority through condemnation, eminent domain, deed in lieu thereof, or otherwise, Beneficiary shall make the net amount of all insurance proceeds and condemnation awards received by Beneficiary after deduction of Beneficiary's reasonable costs and expenses, if any, in collection of the same and costs associated with Beneficiary's review of the Preliminary Plans and Specifications and other costs associated with disbursement of such proceeds (the "Net Proceeds") available for the repair and reconstruction of the Property (or so much thereof as was not condemned) pursuant to the procedures described in Paragraph 5.1.E hereof, provided that (i) no Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, shall have occurred and shall be continuing, (ii) Trustor has complied with the provisions of Paragraph 5.1.A hereof and Beneficiary has approved the Preliminary Plans and Specifications, (iii) Trustor shall proceed with the reconstruction of the Property as nearly as possible to the condition it was in immediately prior to the occurrence of such casualty or taking (the "Occurrence") and in accordance with the Plans and Specifications as promptly as is practicable after the Occurrence, but in no event later than four (4) months after the Occurrence,
    (iv) Beneficiary shall be satisfied that such reconstruction can be completed no later than twelve (12) months after the Occurrence and at least twelve (12) months before the maturity of the Loan,
    (v) Beneficiary shall be satisfied that the reconstruction can be completed at a cost which does not exceed the Net Proceeds, or, in the event the cost of such restoration exceeds the Net Proceeds, Trustor shall have satisfied the requirements set forth in Para-

    graph 5.1.F(i) hereof or Paragraph 5.1.F(ii) hereof, (vi) Beneficiary shall be satisfied that Trustor (whether with rental loss insurance proceeds or otherwise) will continue to be able to timely pay all payments as they become due on the Indebtedness during such period of repair and reconstruction, (vii) Trustor shall cause such reconstruction to be completed with due diligence as promptly as possible after commencement, but in no event later than twelve
    (12) months after the Occurrence and at least twelve (12) months before the maturity of the Loan, (viii) Beneficiary determines that repair or reconstruction is economically feasible and that the Property can physically and legally be restored to at least its value as of the Closing Date, (ix) Trustor shall have entered into a guaran-

    teed maximum price general construction contract acceptable in all respects to Beneficiary for completion of the repair or reconstruction, which contract must include provision for a retainage of not less than ten percent (10%) until full completion of the repair or reconstruction, and (x) the insurer does not deny liability to any named insured.

            D.       Beneficiary shall be entitled to settle
    and adjust all insurance claims, and Beneficiary may deduct and retain from the proceeds of any insurance the amount of all expenses incurred by Beneficiary in connection with any settlement or adjustment. Notwithstanding the foregoing, so long as no Event of Default or event which, with the giving of notice or the passage of time or both, would constitute an Event of Default shall have occurred and be continuing, Trustor may settle directly with the insurer any insurance claims involving an amount less than Two Hundred Fifty Thousand Dollars ($250,000) so long as (i) Trustor applies all insurance proceeds to reconstruction of the Property, (ii) Trustor promptly and diligently pursues the repairs to completion, and (iii) Trustor follows the provisions of Paragraph 5.1.A hereof.

            E. The Net Proceeds and any additional funds deposited by Trustor with Beneficiary shall constitute additional security for the Loan. Trustor shall execute, deliver, file and/or record, at its own expense, such documents and instruments as Beneficiary deems necessary or advisable to grant to Beneficiary a perfected, first priority security interest in the Net Proceeds and such additional funds. Provided that Trustor is otherwise entitled to receive the Net Proceeds pursuant to the terms and provisions of this Deed of Trust, Beneficiary or, at Beneficiary's option, a disbursing agent (the "Disbursing Agent") selected by Beneficiary (whose fees and expenses shall be paid by Trustor), shall pay the Net Proceeds to Trustor from time to time during the course of the restoration, subject to the following terms and conditions:

              (1)    The work shall be administered and
    overseen by an architect or engineer approved by Beneficiary (the "Architect"). Complete copies of the plans and specifications for the work (the "Plans and Specifications"), approved by all governmental authorities whose approval is required, and bearing the signed approval thereof by the Architect and accompanied by the Architect's signed estimate, bearing the Architect's seal, of the entire cost of completing the work, shall be delivered to Beneficiary;

              (2)    Each request for payment shall be made
    upon seven (7) day's prior written notice to Beneficiary or the Disbursing Agent and shall be accompanied by a certificate to be made by the Architect stating that (i) all of the work completed has been done in compliance with the Plans and Specifications, as approved by Beneficiary, (ii) the sum requested is justly required to reimburse Trustor for payments by Trustor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services and materials for the work (giving a brief description of such services and materials) and, when added to all sums previously paid out by Beneficiary or the Disbursing Agent, does not exceed the value of the work done to the date of such certificate, and (iii) the amount of such proceeds remaining with Beneficiary are sufficient on completion of the work to pay for the same in full (giving in such reasonable detail as Beneficiary may require an estimate of the cost of such completion);

              (3)    Each request shall be accompanied by
    waivers of lien satisfactory to Beneficiary and the Disbursing Agent covering that part of the work for which payment or reimbursement is being requested and, if required by Beneficiary or the Disbursing Agent, by a search prepared by a title company satisfactory to Beneficiary or the Disbursing Agent, that there has not been filed with respect to the Property any mechanics', materialmen's or other liens;

              (4) The request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates required by any Laws and Restrictions for legal occupancy of the Improvements;

              (5)    Trustor shall deliver to Beneficiary or
    the Disbursing Agent certified or photostatic copies of all permits and approvals required by any Laws and Restrictions in connection with the commencement and conduct of the work; and

              (6)    Trustor shall deliver to Beneficiary or
    the Disbursing Agent a surety bond for and/or guaranty of the payment for and completion of the work, which bond or guaranty shall be in form and substance satisfactory to Beneficiary and in an amount no less than the Architect's estimate of the entire cost of completing the work.

            F. Notwithstanding anything to the contrary contained herein or in any of the insurance policies, all proceeds paid to Trustor under such policies shall immediately be delivered to Beneficiary. If the Net Proceeds exceed the costs of completion of the restoration of the Property, such excess proceeds shall belong and be retained by and/or paid over to Beneficiary to be applied against the Indebtedness. If at any time the Net Proceeds shall not, in Beneficiary's opinion, be sufficient to pay in full the balance of the costs which will be incurred in connection with the repair and reconstruction of the Property and all payments as they come due on the Indebtedness and all other obligations which are or may be secured by a lien on the Property during the reconstruction period, Trustor shall, prior to receiving any further disbursement, either
    (i) complete, using its own funds and not borrowed funds, such portion of the reconstruction as shall be sufficient to render the Net Proceeds sufficient to complete the reconstruction, or (ii) deposit the deficiency with Beneficiary before any further disbursement of the Net Proceeds shall be made, which deficiency deposit shall be held by Beneficiary in an interest bearing special account and shall be disbursed on the same conditions applicable to the Net Proceeds. Beneficiary shall remit to Trustor the balance, if any, of any such deficiency deposit remaining after completion of the reconstruction.

          33.2  Additional Provisions Relating to Condemnation.
    Trustor, immediately upon obtaining knowledge of the commencement of any proceedings for the condemnation of the entire Property or any material part thereof, will notify Trustee and the Beneficiary of the pendency of such proceedings. Trustee and Beneficiary may participate in any such proceedings and Trustor from time to time will deliver to Beneficiary all instruments requested by Beneficiary to permit such participation. In the event of such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to Beneficiary. Beneficiary shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings Beneficiary may be represented by counsel selected by Beneficiary, the cost of such counsel to be borne by Trustor. The proceeds of any award or compensation so received shall, subject to Paragraph 5.1.C hereof as it relates to condemnation, and at the option of Beneficiary, either be applied to the prepayment of the Indebtedness or be paid over to the Trustor for restoration of the Improvements in accordance with the provisions of Paragraph 5.1.E hereof. Trustor hereby unconditionally and irrevocably waives all rights of a property owner under Section 1265.225(a) of the California Code of Civil Procedure or any successor statute.

                               ARTICLE 34

             Events of Default and Remedies of Beneficiary


          34.1  Events of Default.

            A.       If one or more of the following events
    shall have occurred and be continuing:

              (1)    Trustor shall fail to pay when due any
    part of the Indebtedness;

              (2)    Trustor shall fail to timely observe,
    perform or discharge any Obligation contained in any of the Loan Documents, any agreement relating to the Property or any other loan documents with respect to the Property on its part to be performed or observed, other than as described in Paragraphs 6.1.A(1), (3), (4),
    (5), (6), (7) and (8), and any such failure shall remain unremedied for thirty (30) days or such lesser period as may be otherwise specified in the applicable Loan Document (the "Grace Period") after notice to Trustor of the occurrence of such failure; provided, however, that the Grace Period may be extended to ninety (90) days if:
    (a) Beneficiary determines in good faith that (i) such default cannot be cured within the Grace Period but can be cured within ninety
    (90) days, (ii) no lien or security interest created by the Loan Documents shall be impaired prior to the completion of such cure, and
    (iii) Beneficiary's immediate exercise of any remedies provided hereunder or by law is not necessary for the protection or preservation of the Property or Beneficiary's security interest therein, and (b) Trustor shall immediately commence and diligently pursue the cure of such default;

              (3)    Trustor, as lessor or sublessor, as the
    case may be, shall assign the rents or income of the Property or any part thereof (other than to Beneficiary) without first obtaining the written consent of Beneficiary;

              (4)    Any representation or warranty made by
    Trustor in, under or pursuant to the Loan Documents was false or misleading in any material respect as of the date on which such representation or warranty was made or deemed remade, and Trustor does not cause to be taken and completed within thirty (30) days following notice of such breach any and all action required to cause such representation or warranty to be true and correct in all respects as originally made;

              (5)    (i) Any claim or lien shall be filed
    against the Property or any part thereof, whether or not such lien shall be prior to this Deed of Trust, which shall be maintained for a period of thirty (30) days without discharge, satisfaction or adequate bonding in accordance with the terms of this Deed of Trust; (ii) the existence of any interest in the Property other than the Permitted Exceptions, those of Trustor, Trustee, Beneficiary and any tenants in the Property; or (iii) the sale, hypothecation, conveyance or other disposition of the Property without the prior written consent of Beneficiary except as the result of the condemnation of a non-material part of the Property as set forth in Paragraph 5.1 above or as otherwise expressly permitted under the Loan Documents;

              (6)    Any of the Loan Documents, at any time
    after their respective execution and delivery and for any reason, other than an act or omission of Beneficiary, shall cease to be in full force and effect or be declared null and void, or shall cease to constitute valid and subsisting liens and/or valid and perfected security interests in and to the Property, or Trustor shall contest or deny in writing that it has any further liability or obligation under any of the Loan Documents;

              (7)    The failure of Trustor to observe the
    provisions of Paragraph 4.2 hereof; and/or

              (8) An "Event of Default" occurs under any one or more of the Woodlands Deed of Trust, the Milpitas Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Nevada Deed of Trust, the Arizona Deed of Trust and/or the South San Francisco Deed of Trust.

          THEN and in any such event Beneficiary may, by written notice delivered to Trustor, which notice specifically states the occurrence of an Event of Default, declare Trustor to be in default. Upon the occurrence of such event and the giving of such notice, the same shall constitute an event of default (an "Event of Default").

            B.       It shall constitute an Event of Default
    hereunder without the requirement of any notice if one or more of the following events shall have occurred and be continuing:

              (1) (i) The entry of an order for relief under Title 11 of the United States Code as to Trustor, any general partner of Trustor, any parent company of such partner, or any owner of the Property or any interest therein or the adjudication of Trustor, any general partner of Trustor, or any owner of the Property as insolvent or bankrupt pursuant to the provisions of any state insolvency or bankruptcy act; (ii) the commencement by Trustor, any general partner of Trustor, or any parent company of such partner of any case, proceeding or other action seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief for itself under any present or future statute, law or regulation relating to bankruptcy, insolvency, reorganization or other relief for debtors; (iii) consent to, acquiescence in or attempt to secure the appointment of any Receiver of all or any substantial part of its properties or of the Property by Trustor, any general partner of Trustor, any parent company of such partner, or any owner of the Property or any interest therein; (iv) Trustor, any general partner of Trustor, or any parent company of such partner shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts or shall make a general assignment for the benefit of creditors; or (v) Trustor, any general partner of Trustor, or any parent company of such partner shall take any action to authorize any of the acts set forth above; or

              (2)    Any case, proceeding or other action
    against Trustor, any general partner of Trustor, any parent company of such partner, or any owner of Property or any interest therein shall be commenced seeking to have an order for relief entered against such party as a debtor or seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief for itself under any present or future statute, law or regulation relating to bankruptcy, insolvency, reorganization or other relief for debtors, or seeking the appointment of any Receiver for Trustor, any general partner thereof, or any parent company of such partner or for all or any substantial part of its property or the Property, and such case, proceeding or other action remains undismissed for an aggregate of sixty (60) days (whether or not consecutive) or Trustor or general partner or parent company during the period of its ownership fails to proceed diligently during such sixty (60) day period to have such proceeding or other action dismissed.

            C.       Upon the occurrence of any Event of
    Default, Beneficiary may at any time declare all of the Indebtedness to be due and payable and the same shall thereupon become immediately due and payable, together with any prepayment fee due in accordance with the terms of the Note, without any further presentment, demand, protest or notice of any kind. Beneficiary may in its sole discretion, also do any of the following:

              (1) in person, by agent, or by a Receiver, and without regard to the adequacy of security, the solvency of Trustor or the condition of the Property, enter upon and take possession of the Property, or any part thereof, in its own name or in the name of Trustee and do any acts which Beneficiary deems necessary to preserve the value, marketability or rentability of the Property; sue for or otherwise collect the rents, issues and profits therefrom, including those past due and unpaid, and apply the same, less cost and expenses of operation and collection, including, without limitation, reasonable attorneys' fees, against the Indebtedness, all in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice;

              (2) commence an action to foreclose this Deed of Trust in the manner provided under this Deed of Trust or by law;

              (3) with respect to any Personalty, proceed as to both the real and personal property in accordance with Beneficiary's rights and remedies in respect of the Land, or proceed to sell said Personalty separately and without regard to the Land in accordance with Beneficiary's rights and remedies as to personal property; and/or

              (4) deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause the Property to be sold, which notice Trustee or Beneficiary shall cause to be duly filed for record.

          34.2  Power of Sale.

            A. Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall also deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require, and notice of default having been given as then required by law, and after lapse of such time as may then be required by law, after recordation of such notice of default, Trustee, without demand on Trustor, shall, after notice of sale having been given as required by law, sell the Property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate parcels as Beneficiary shall determine, and in such order as Beneficiary may determine, at public auction to the highest bidder. Beneficiary may, in its sole discretion, designate the order in which the Property shall be offered for sale or sold through a single sale or through two or more successive sales, or in any other manner Beneficiary deems to be in its best interest. If Beneficiary elects more than one sale or other disposition of the Property, Beneficiary may at its option cause the same to be conducted simultaneously or successively, on the same day or at such different days or times and in such order as Beneficiary may deem to be in its best interest, and no such sale shall terminate or otherwise affect the lien of this Deed of Trust on any part of the Property not then sold until all Indebtedness secured hereby has been fully paid. If Beneficiary elects to dispose of the Property though more than one sale, Trustor shall pay the costs and expenses of each such sale of its interest in the Property and of any proceedings where the same may be made. Trustee may postpone sale of all or any part of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement, and without further notice make such sale at the time fixed by the last postponement; or Trustee may, in its discretion, give a new notice of sale. Beneficiary may rescind any such notice of default at any time before Trustee's sale by executing a notice of rescission and recording the same. The recordation of such notice shall constitute a cancellation of any prior declaration of default and demand for sale and of any acceleration of maturity of Indebted-

    ness affected by any prior declaration or notice of default. The exercise by Beneficiary of the right of rescission shall not constitute a waiver of any default then existing or subsequently occurring, or impair the right of Beneficiary to execute other declarations of default and demand for sale, or notices of default and of election to cause the Property to be sold, nor otherwise affect the Note or this Deed of Trust, or any of the rights, obligations or remedies of Beneficiary or Trustee hereunder or thereunder. After sale Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale. If allowed by law, Beneficiary, if it is the purchaser, may turn in the Note at the amount owing therein toward payment of the purchase price (or for endorsement of the purchase price as a payment on the Note if the amount owing thereon exceeds the purchase price). Trustor hereby expressly waives any right of redemption after sale that Trustor may have at the time of sale or that may apply to the sale. Trustor hereby expressly waives all rights of marshalling with respect to each of the Combined Properties that Trustor may have in the event of foreclosure hereunder or under any of the other Combined Deeds of Trust.

            B.       Trustee, upon such sale, shall make
    (without any covenant or warranty, express or implied), execute and after due payment made, deliver to the purchaser, its heirs or assigns, a deed or other record of interest, as the case may be, in and to the property so sold that shall convey to the purchaser all the title and interest of Trustor in the Property (or part thereof sold), and shall apply the proceeds of such sale in payment, first, of the expenses of such sale together with the reasonable expenses of the trust, including, without limitation, attorneys' fees, that shall become due upon any default made by Trustor, and also such sums, if any, as Trustee or Beneficiary shall have paid for procuring a search of the title to the Property, or any part thereof, subsequent to the execution of this Deed of Trust; and in payment, second, of the Indebtedness then remaining unpaid, and the amount of all other monies with interest thereon agreed or provided to be paid by Trustor; and the balance or surplus of such proceeds of sale Trustee shall pay to Trustor, its successors or assigns as their interest may appear.

          34.3 Proof of Default. In the event of a sale of the Property, or any part thereof, and the execution of a deed therefor, the recital therein of default, and of recording notice of default and election of sale, and of the elapsing of the required time (if any) between the foregoing recording and the following notice, and of the giving of notice of sale, and of a demand by Beneficiary, or its successors or assigns, that such sale should be made, shall be conclusive proof of such default, recording, election, elapsing of time, and of the due giving of such notice, and that the sale was regularly and validly made on due and proper demand by Beneficiary, its successors or assigns. Any such deed or deeds with such recitals therein shall be effective and conclusive against Trustor, its successors and assigns, and all other Persons. The receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid shall be sufficient to discharge such purchaser from all obligations to see to the proper application of the purchase money.

          34.4 Protection of Security. If an Event of Default shall have occurred and be continuing, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligations or defaults hereunder, may: (i) perform any act in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary and Trustee being authorized to enter upon the Property for such purpose; (ii) appear in and defend any action or proceeding purporting to affect, in any manner whatsoever, the obligations or the Indebtedness, the security hereof or the rights or powers of Beneficiary or Trustee; (iii) pay, purchase or compromise any encumbrance, charge or lien that in the judgment of Beneficiary or Trustee is prior or superior hereto; and (iv) in exercising any such powers, pay necessary expenses, employ counsel and pay reasonable attorneys' fees. Trustor agrees that all sums expended by Trustee or Beneficiary pursuant to this paragraph, together with interest at the Secondary Interest Rate from the date of expenditure by Beneficiary, shall be added to the principal amount of the Indebtedness secured by the Loan Documents and this Deed of Trust and shall be payable by Trustor to Beneficiary upon demand.

          34.5 Receiver. If an Event of Default shall have occurred and be continuing, Beneficiary, as a matter of strict right and without notice to Trustor or anyone claiming under Trustor, and without regard to the then value of the Property, shall have the right to apply ex parte to any court having jurisdiction to appoint a Receiver to enter upon and take possession of the Property, and Trustor hereby waives notice of any application therefor, provided a hearing to confirm such appointment with notice to Trustor is set within the time required by law. Any such Receiver shall have all the powers and duties of Receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided in this Deed of Trust, and shall continue as such and exercise all such powers until the date of confirmation of sale, unless such receivership is sooner terminated.

          34.6  Remedies Cumulative.  All remedies of
    Beneficiary provided for herein are cumulative and shall be in addition to any and all other rights and remedies provided in the other Loan Documents or by law, including, without limitation, any right of offset. The exercise of any right or remedy by Beneficiary hereunder shall not in any way constitute a cure or waiver of default hereunder or under the Loan Documents, or invalidate any act done pursuant to any notice of default, or prejudice Beneficiary in the exercise of any of its rights hereunder or under the Loan Documents.

          34.7 Curing of Defaults. If Trustor shall at any time fail to perform or comply with any of the terms, covenants and conditions required on Trustor's part to be performed and complied with under this Deed of Trust, any of the other Loan Documents or any other agreement that, under the terms of this Deed of Trust, Trustor is required to perform, then Beneficiary, and without waiving or releasing Trustor from any of the Obligations, may, in its sole discretion:

                                      (i)
        make any payments thereunder payable by Trustor and take out, pay for and maintain any of the insurance policies provided for therein; and/or

                                     (ii)
        after the expiration of any applicable grace period and subject to Trustor's rights to contest certain obligations specifically granted hereby, perform any such other acts thereunder on the part of Trustor to be performed and enter upon the Property for such purpose.

    All sums so paid out of Beneficiary's own funds and all reasonable costs and expenses incurred and paid by Beneficiary in connection with the performance of any such act, together with interest on unpaid balances thereof at the Secondary Interest Rate from the respective dates of Beneficiary's making of each such payment, shall be added to the principal of the Indebtedness, shall be secured by the Loan Documents and by the lien of this Deed of Trust, prior to any right, title or interest in or claim upon the Property attaching or accruing subsequent to the lien of this Deed of Trust, and shall be payable by Trustor to Beneficiary on demand.




                               ARTICLE 35

                 Security Agreement and Fixture Filing


          35.1 Grant of Security Interest. Trustor hereby grants to Beneficiary a security interest in and to all Trustor's right, title and interest now owned or hereafter acquired in and to the Personalty and the Fixtures (collectively, the "Collateral"), to secure the payment and performance of the Obligations.

          35.2 Remedies. This Deed of Trust constitutes a security agreement with respect to the Collateral in which Beneficiary is hereby granted a security interest. In addition to the rights and remedies provided under this Deed of Trust, Beneficiary shall have all of the rights and remedies of a secured party under the California Uniform Commercial Code as well as all other rights and remedies available at law or in equity. Trustor hereby agrees to execute and deliver on demand and irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Trustor to, at Trustor's expense, execute, deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, con-

    tinuation statements or other instruments as Beneficiary may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Upon the occurrence of any Event of Default, Beneficiary shall have (i) the right to cause any of the Collateral which is personal property to be sold at any one or more public or private sales as permitted by applicable law and to apply the proceeds thereof to the Indebtedness or any other monetary obligation of Trustor to Beneficiary, and (ii) the right to apply to the Indebtedness or any other monetary obligation of Trustor to Beneficiary, any Collateral which is cash, negotiable documents or chattel paper. Any such disposition may be conducted by an employee or agent of Beneficiary or Trustee. Any Person, including, without limitation, both Trustor and Beneficiary, shall be eligible to purchase any part or all of such Personalty at any such disposition.

          35.3 Expenses. Expenses of retaking, holding, preparing for sale, selling or the like pertaining to the Collateral shall be borne by Trustor and shall include Beneficiary's and Trustee's reasonable attorneys' fees and legal expenses. Trustor, upon demand of Beneficiary shall assemble the Collateral and make it available to Beneficiary at the Property, a place which is hereby deemed to be reasonably convenient to Beneficiary and Trustor. Beneficiary shall give Trustor at least ten (10) days' prior written notice of the time and place of any public sale or other disposition of the Collateral or of the time after which any private sale or any other intended disposition is to be made. Any such notice sent to Trustor in the manner provided for the mailing of notices herein is hereby deemed to be reasonable notice to Trustor.

          35.4 Fixture Filing. This Deed of Trust covers certain goods which are or are to become fixtures related to the Land and constitutes a fixture filing with respect to such goods executed by Trustor as debtor in favor of Beneficiary as secured party.

          35.5 Waivers. Trustor waives (a) any right to require Beneficiary to (i) proceed against any Person, (ii) proceed against or exhaust any Collateral or (iii) pursue any other remedy in its power; and (b) any defense arising by reason of any disability or other defense of Trustor or any other Person, or by reason of the cessation from any cause whatsoever of the liability of Trustor or any other Person. Until the Indebtedness shall have been paid in full, Trustor shall not have any right to subrogation, and Trustor waives any right to enforce any remedy which Beneficiary now has or may hereafter have against Trustor or against any other Person and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Beneficiary.


                               ARTICLE 36

                          Assignment of Rents


          36.1 Assignment of Rents. Trustor absolutely and unconditionally assigns and transfers the Rents to Beneficiary, whether now due, past due or to become due, and gives to and confers upon Beneficiary the right, power and authority to collect such Rents, and apply the same to the Indebtedness. Trustor irrevocably appoints Beneficiary its agent to, at any time, demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such Rents. Neither the foregoing assignment of Rents to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Deed of Trust shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any part thereof, unless and until Beneficiary, in person or by its own agent, assumes actual possession thereof, nor shall appointment of a Receiver for the Property by any court at the request of Beneficiary or by agreement with Trustor or the entering into possession of the Property or any part thereof by such Receiver be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any part thereof.

          36.2 Collection of Rents. Notwithstanding anything to the contrary contained herein or in the Note, so long as no Event of Default shall occur, Trustor shall have a license, revocable upon the occurrence of an Event of Default or, if an Event of Default shall have occurred, so long as such Event of Default shall not have been waived by Beneficiary, to collect all Rents, and to first apply same to the Indebtedness as and when due and thereafter to retain, use and enjoy the same and to otherwise exercise all rights with respect thereto, subject to the terms hereof. Upon the occurrence of an Event of Default, Beneficiary shall have the right, on written notice to Trustor, to terminate and revoke the license heretofore granted to Trustor and shall have the complete right and authority then or thereafter to exercise and enforce any and all of its rights and remedies provided herein or by law or at equity.


                               ARTICLE 37

                             Miscellaneous


          37.1  Successor Trustee.  Beneficiary may remove
    Trustee or any successor trustee at any time or times and appoint a successor trustee by recording a written substitution in the county where the Property is located, or in any other manner permitted by law.

          37.2 Change of Law. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of the Property, for the purposes of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of mortgages, deeds of trust, or debts secured by mortgage or deed of trust (other than laws imposing taxes on income), or the manner of the collection of any such taxes so as to materially affect the anticipated yield of Beneficiary as holder of the Note and/or Benefi-

    ciary under this Deed of Trust, the Indebtedness plus any applicable prepayment charges shall become due and payable at the option of Beneficiary exercised by thirty (30) days' notice to Trustor unless Trustor, within such thirty (30) day period shall, if permitted by law, assume the payment of any tax or other charge so imposed upon Beneficiary for the period remaining until full payment by Trustor of the Indebtedness.

          37.3 No Waiver. No waiver by Beneficiary of any default or breach by Trustor hereunder shall be implied from any omission by Beneficiary to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default expressly referenced in the waiver and such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Beneficiary to or of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

          37.4 Abandonment. Subject to such chattel mortgages, security agreements or other liens on title as may exist thereon with the consent of Beneficiary, or any provided for herein, any and all Personalty that upon foreclosure of the Property is owned by Trustor and is used in connection with the operation of the Property shall be deemed at the option of Beneficiary to have become on such date a part of the Property and abandoned to Beneficiary in its then condition.

          37.5 Notices. All notices, demands, requests, consents, statements, satisfactions, waivers, designations, refusals, confirmation or denials that may be required or otherwise provided for or contemplated under the terms of this Deed of Trust shall be in writing, and shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged, (ii) one business day after having been deposited for overnight delivery with Federal Express or another comparable overnight courier service, or (iii) three business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, addressed as follows:

          If to Trustor:

            Bedford Property Investors, Inc.
            270 Lafayette Circle
            Lafayette, California  94549
            Attention:  Mr. Scott Whitney

          If to Trustee:

            First American Title Insurance Company
            1850 Mount Diablo Boulevard, Suite 300
            Walnut Creek, California  94596

          If to Beneficiary:

            The Prudential Insurance Company of America
            Four Embarcadero Center
            Suite 2700
            San Francisco, California  94111
            Attention:  Regional Counsel
            Loan No. 6 101 085

            with a copy to:

            The Prudential Insurance Company of America
            One Ravinia Drive, Suite 1400
            Atlanta, Georgia  30346
            Attention:  Vice President, Loan Servicing
            Loan No. 6 101 085

    or addressed to each respective party at such other address as such party may from time to time designate by written notice to the other parties given in the manner aforesaid.

          37.6 Severability. If any term, provision, covenant or condition hereof or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, in whole or in part, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

          37.7 Joinder of Foreclosure. Should Beneficiary hold any other or additional security for the payment of the Indebtedness or performance of the Obligations, its sale or foreclosure, upon any default in such payment or performance, in the sole discretion of Beneficiary, may be prior to, subsequent to, or joined or otherwise contemporaneous with any sale or foreclosure hereunder. In addition to the rights herein specifically conferred, Beneficiary, at any time and from time to time, may exercise any right or remedy now or hereafter given by law to beneficiaries under deeds of trust generally, or to the holders of any obligations of the kind hereby secured.

          37.8 Governing Law. The parties expressly agree that this Deed of Trust (including, without limitation, all questions regarding permissible rates of interest) shall be governed by and construed in accordance with the laws of the state in which the Land is located.

          37.9 Subordination. At the option of Beneficiary, this Deed of Trust shall become subject and subordinate in whole or in part (but not with respect to priority of entitlement to any insurance proceeds, damages, awards, or compensation resulting from damage to the Property or condemnation or exercise of power of eminent domain), to any and all contracts of sale and/or any and all Leases upon the execution by Beneficiary and recording thereof in the Official Records of the County in which the Land is located of a unilateral declaration to that effect. Beneficiary may require the issuance of such title insurance endorsements to the Title Policy in connection with any such subordination as Beneficiary, in its reasonable judgment, shall determine are appropriate, and Trustor shall be obligated to pay any cost or expense incurred in connection with the issuance thereof.

          37.10  Future Advances.   Upon the request of Trustor
    or its permitted successors in ownership of the Property, Beneficiary may hereafter, at its option, at any time before full payment of the Indebtedness, make future advances to Trustor or said successors, and the same, with interest and late charges, shall be secured by this Deed of Trust; provided, however, that the amount of principal secured by this Deed of Trust and remaining unpaid, shall not at the time of and including any such advance exceed the original principal sum secured hereby; and provided further that if Beneficiary, at its option, shall make a future advance or advances as aforesaid, Trustor or said successors in ownership agree to execute and deliver to Beneficiary (i) a note to evidence the same, payable on or before the maturity of the Indebtedness secured hereby and bearing such other terms as Beneficiary shall require, and (ii) satisfactory evidence that after such advance this Deed of Trust will secure such advance and continue to constitute a valid first mortgage lien on the Property subject only to the Permitted Exceptions.

          37.11  Waiver of Statute of Limitations and Rights to
    Trial by Jury. The pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust and the right to a jury trial in any action under or relating to the Loan Documents is hereby waived, to the fullest extent allowed by law.

          37.12  Entire Agreement.  The Loan Documents and the
    Remediation and Indemnification Agreements set forth the entire understanding between Trustor and Beneficiary relative to the Loan and the same shall not be amended except by a written instrument duly executed by each of Trustor and Beneficiary. Any and all previous representations, warranties, agreements and understandings between or among the parties regarding the subject matter of the Loan or the Loan Documents, whether written or oral, are superseded by this Deed of Trust and the other Loan Documents. The foregoing notwithstanding, the terms and the conditions of the Application shall survive the funding of the Loan but in the event of any conflict between the provisions of the Application and any of the other Loan Documents or the Remediation and Indemnification Agreements, except as otherwise specifically provided herein, the terms of such other Loan Documents and the Remediation and Indemnification Agreements shall control.

          37.13  References to Foreclosure.  References in this
    Deed of Trust to "foreclosure" and related phrases shall be deemed references to the appropriate procedure in connection with Trustee's private power of sale as well as any judicial foreclosure proceeding or a conveyance in lieu of foreclosure.

          37.14 Rights of Beneficiary and Trustee. At any time or from time to time, without liability therefor and without notice, and without releasing or otherwise affecting the liability of any person for payment of any Indebtedness (i) Beneficiary at its sole discretion and only in writing may extend the time for, or release any Person now or hereafter liable for, payment of any or all such Indebtedness, or accept or release additional security therefor, or subordinate the lien or charge hereof, or (ii) Trustee upon written request of Beneficiary and presentation of the Note, any additional notes secured by this Deed of Trust and this Deed of Trust for endorsement may reconvey any part of the Property, consent to the making of any map or plat thereof, join in granting any easement thereon, or join in any such agreement of extension or subordination. Upon written request of Beneficiary and surrender of the Note, any additional notes secured by this Deed of Trust and this Deed of Trust to the Trustee for cancellation, and upon payment to Trustee of its fees and expenses, Trustee shall reconvey without warranty the remaining Property. The recitals in any reconveyance shall be conclusive proof of the truthfulness thereof and the grantee in any reconveyance may be described as "the person or persons legally entitled thereto."

          37.15  Copies.  Trustor will promptly give to
    Beneficiary copies of all (i) notices of violation relating to the Property that Trustor receives from any governmental agency or author-

    ity, and (ii) notices of default that Trustor shall give or receive under any agreement that Trustor covenants to perform hereunder, including, without limitation, notices of default relating to the Property that Trustor receives under any agreement relating to the borrowing of money by Trustor or from any Person.

          37.16 No Merger. So long as any of the Indebtedness shall remain unpaid or Trustor shall have any further obligation under the Loan Documents, unless Beneficiary shall otherwise consent in writing, the fee estate of Trustor in the Property or any part thereof shall not merge, by operation of law or otherwise, with any leasehold or other estate in the Property or any part thereof, but shall always be kept separate and distinct therefrom, notwithstanding the union of said fee estate and such leasehold or other estate in Trustor or any other Person.

          37.17 Right of Entry. In addition to the rights granted to Beneficiary under Paragraph 3.10 hereof, Beneficiary may enter at any reasonable time upon any part of the Property for the purpose of performing any of the acts Beneficiary is authorized to perform under the terms of this Deed of Trust or of any of the other Loan Documents. Trustor agrees to cooperate with Beneficiary to facilitate such entry.

          37.18  Performance by Trustor.  Trustor will
    faithfully perform each and every Obligation to be performed by Trustor under any lien or encumbrance, including, without limitation, mortgages, deeds of trust, leases, declarations or covenants, conditions and/or restrictions and other agreements which affect the Property. If Trustor fails to do so, Beneficiary, without demand or notice, may do any or all things necessary to perform the Obligations of Trustor under the pertinent instrument.

          37.19 Personalty Security Instruments. Trustor covenants and agrees that if Beneficiary at any time holds additional security for any obligations secured hereby, it may enforce the terms thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder, and may apply the proceeds upon the Indebtedness secured hereby without affecting the status of or waiving any right to exhaust all or any other security, including the security hereunder, and without waiving any breach or default or any right or power whether exercised hereunder, and without waiving any breach or default or any right or power whether exercised hereunder or contained herein or in any such other security.

          37.20 Suits to Protect Property. Trustor covenants and agrees to appear in and defend any action or proceeding purporting to affect the security of the Deed of Trust, or of any additional or other security for the Obligations, the interest of Beneficiary or the rights, powers and duties of Trustee hereunder; and to pay all costs and expenses, including, without limitation, costs of evidence of title and reasonable attorneys' fees, in any action or proceeding in which Beneficiary and/or Trustee may appear or be made a party, including, without limitation, foreclosure or other proceedings commenced by those claiming a right to any part of the Property in any action to partition or condemn all or part of the Property, whether or not pursued to final judgment, and in any exercise of the power of sale contained herein, whether or not the sale is actually consummated. Trustee agrees that in any such action or proceeding in which Beneficiary is made a party, Beneficiary may at its option defend such action, and all costs of such defense, including all court costs and reasonable attorneys' fees, shall be borne and paid by Trustor.

          37.21 Junior Liens. Trustor represents and warrants that as of the date hereof there are no encumbrances to secure debt junior to this Deed of Trust and covenants that there are to be none as of the date when this Deed of Trust becomes of record.

          37.22  Charges for Statements.  Trustor agrees to pay
    Beneficiary's charge, up to the maximum amount permitted by law, for any statement regarding the obligations secured by this Deed of Trust requested by Trustor or on its behalf.

          37.23  Usury.  In the event that Beneficiary
    determines that any charge, fee or interest paid or agreed to be paid in connection with the Loan may, under the applicable usury laws, cause the interest rate on the Loan to exceed the maximum permitted by law, then such charges, fees or interest shall be reduced and any amounts actually paid in excess of the maximum interest permitted by such laws shall be applied by Beneficiary to reduce the outstanding principal balance of the Loan. The parties intend that Trustor shall not be required to pay, and Beneficiary shall not be entitled to collect, interest in excess of the maximum legal rate permitted under the applicable usury laws.

          37.24  Publicity.  Trustor hereby agrees that
    Beneficiary, at its expense, may publicize the financing of the Property. Beneficiary shall endeavor to notify Trustor of its intent to publicize the financing; provided, however, that Beneficiary's failure to so notify Trustor shall not constitute a breach by Beneficiary under the Loan Documents.

          37.25  Information Reporting Under IRC
    Section 6045(e). Any information returns or certifications that must be filed with the Internal Revenue Service and/or provided to other parties, pursuant to Internal Revenue Code Section 6045(e) shall be prepared, filed by and sent to the appropriate parties by Trustor. To the extent permitted by law, Beneficiary shall have no responsibility to perform such services; provided however, upon demand Trustor shall reimburse Beneficiary for any costs incurred by Beneficiary in doing so and shall also pay such fee as Beneficiary may reasonably and lawfully request. Beneficiary shall, where requested by Trustor, promptly supply Trustor with all information pertaining to Beneficiary reasonably required by Trustor to prepare and file any such return or certification. Trustor shall indemnify Beneficiary and defend, protect and hold Beneficiary harmless from and against all loss, cost, damage and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Beneficiary may incur, directly or indirectly, as a result of or in connection with the assertion against Beneficiary of any claim relating to the failure of Trustor to comply with its obligations under this Paragraph.

          37.26  ERISA.

              A. Trustor understands and acknowledges that on the Closing Date, the source of funds from which Beneficiary extends the Loan is its general account, which is subject to the claims of its general creditors under state law. Beneficiary (i) represents and warrants that either (a) it is not funding the Loan with Plan Assets (as described below) or (b) if Beneficiary is funding the Loan with Plan Assets, such funding satisfies the provisions of Prohibited Transaction Class Exemption 95-60 and (ii) covenants that either clause (a) or (b) immediately above will be true throughout the term of the Loan.

              B. Trustor represents and warrants to Beneficiary that, as of the date of this Deed of Trust and throughout the term of the Loan, (i) Trustor is not an "employee benefit plan" as defined in
    Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, and (ii) the assets of Trustor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101 ("Plan Assets").

              C. Trustor represents and warrants to Beneficiary that, as of the date of this Deed of Trust and throughout the term of the Loan, (i) Trustor is not a "governmental plan" within the meaning of Section 3(32) of ERISA, and (ii) transactions by or with Trustor are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

              D. Trustor covenants and agrees to deliver to Beneficiary such certifications or other evidence on the Closing Date and from time to time throughout the term of the Loan, as requested by Beneficiary in its sole discretion, that (i) Trustor is not an "employee benefit plan" or a "governmental plan"; and (ii) Trustor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                     (1)  Equity interests in Trustor are
    publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                     (2)  Less than twenty-five percent (25%)
    of all equity interests in Trustor are held by "benefit plan investors" within the meaning of 29 C.F.R Section 2510.3-101(f)(2); or

                     (3)  Trustor qualifies as an "operating
    company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e).

              E. Any of the following shall constitute an Event of Default entitling Beneficiary to exercise any and all remedies to which it may be entitled under the Loan Documents: (i) the failure of any representation or warranty made by Trustor under this Paragraph
    9.26 to be true and correct in all material respects, (ii) the failure of Trustor to comply in all material respects with the obligation to provide Beneficiary with the written certifications and evidence referred to above, or (iii) assuming compliance by Beneficiary with the representations, warranties and covenants in Paragraph 9.26.Aabove, the consummation by Trustor of a transaction which would cause the Loan or any exercise of Beneficiary's rights under the Loan Documents to constitute a non-exempt prohibited transaction under ERISA or a material violation of a state statute regulating governmental plans, subjecting Beneficiary to liability for violation of ERISA or such state statute, provided, that Trustor shall have thirty (30) days after its receipt of notice of default from Beneficiary within which to commence the cure of such default and, with respect to defaults under clause (i) immediately above, Trustor shall have an additional ninety (90) days thereafter within which to effect such cure provided it shall have commenced its efforts to cure within such thirty (30) day period and shall thereafter diligently and in good faith continuously prosecute such cure to completion. Failure by Trustor to cure any such default within the applicable time period set forth above shall constitute an Event of Default.

              F. Trustor hereby indemnifies, defends and holds Beneficiary harmless from and against all loss, cost, damage and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims and losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required) that Beneficiary may incur as a direct result of an Event of Default under clause (E) above, assuming compliance by Beneficiary with the representations, warranties and covenants set forth in Paragraph 9.26.A above. This indemnity shall survive any termination, satisfaction or foreclosure of this Deed of Trust and shall not be subject to the limitation on personal liability described in Paragraph 19 of the Note.

              G. Anything in the Application, Paragraph 4.2 or elsewhere in this Deed of Trust or the Loan Documents to the contrary notwithstanding, no sale, assignment or transfer of any direct or indirect interest in Trustor shall be permitted which would negate Trustor's representations in this Paragraph 9.26 or cause this Deed of Trust (or any exercise of Beneficiary's rights under the Loan Documents) to constitute a violation of any provision of ERISA or of any applicable state statute regulating a governmental plan, assuming compliance by Beneficiary with the representations, warranties and covenants set forth in Paragraph 9.26.A above.

              H. Anything in the Application, Paragraph 4.2 elsewhere in this Deed of Trust or the Loan Documents to the contrary notwithstanding, no direct or indirect transfer of the Property or any interest therein including, without limitation, a junior lien or leasehold interest, shall be permitted which would cause this Deed of Trust (or any exercise of Beneficiary's rights under the Loan Documents) to constitute a violation of ERISA or any applicable state statute regulating a governmental plan, assuming compliance by Beneficiary with the representations, warranties and covenants set forth in Paragraph 9.26.A above.

              I. Anything in the Application, this Deed of Trust or the Loan Documents to the contrary notwithstanding, no less than fifteen (15) before consummation of any permitted transfer of title to the Property or of an interest in Trustor, or of any direct or indirect right, title or interest in either of them, or of the placing of any lien or encumbrance on the Property, Borrower shall obtain from the proposed transferee or lienholder a representation to Beneficiary in form and substance satisfactory to Beneficiary that the provisions of Paragraph 9.26.D above will be true after the transfer, or in the case of a lien or encumbrance, would remain true following any foreclosure or conveyance in lieu thereof, and further provided that any proposed lienholder agrees that any direct or indirect transfer of its lien or any interest therein will be governed by this section.

          37.27 Defense and Indemnity Rights. Whenever, under any Loan Document, Trustor is obligated to indemnify and/or defend Beneficiary, or Trustor is obligated to defend or prosecute any action or proceeding, then Beneficiary shall have the right of counsel of Beneficiary's choice reasonably exercised, and all costs and expenses incurred by Beneficiary in connection with such participation (including, without limitation, reasonable attorneys' fees) shall be reimbursed by Trustor to Beneficiary immediately upon demand. In addition, Beneficiary shall have the right to approve any counsel retained by Trustor in connection with the prosecution or defense of any such action or proceeding by Trustor. Trustor shall give notice to Beneficiary of the initiation of all proceedings prosecuted or required to be defended by Trustor, or which are subject to Trustor's indemnity obligations, under this Deed of Trust, promptly after the receipt by Trustor of notice of the existence of any such proceeding, but in no event later than five (5) days thereafter. All costs or expenses required to be reimbursed by Trustor to Beneficiary hereunder shall, if not paid when due as herein specified, bear interest at the Secondary Interest Rate. As used herein, "proceeding" shall include litigation (whether by way of complaint, answer, cross-complaint, counter claim or third party claim), arbitration and administrative hearings or proceedings.

          37.28  Destruction of Note.  Trustor shall, if the
    Note is mutilated or destroyed by any cause whatsoever, or otherwise lost or stolen and regardless of whether due to the act or neglect of Beneficiary or Trustee, execute and deliver to Beneficiary in substitution therefor a duplicate promissory note containing the same terms and conditions as the Note, within ten (10) days after Beneficiary notifies Trustor of any such mutilation, destruction, loss or theft of the Note. Any new promissory note executed and delivered hereunder shall be in full substitution for the Note, shall not constitute any new or additional indebtedness of Trustor to Beneficiary, shall constitute solely a substitute evidence of the indebtedness evidenced by the original Note, and shall not affect in any manner the priority of this Deed of Trust, or any other document or instrument executed in connection with or evidencing or securing the Indebtedness under the Note. Failure or delay by Beneficiary to notify Trustor hereunder shall not affect in any manner Trustor's lia-

    bility for the Indebtedness under the Note or Trustor's obligation to execute a new promissory note hereunder; and Trustor's failure to execute a new promissory note on Beneficiary's request hereunder shall likewise not affect Trustor's liability for the indebtedness under the Note.

          37.29 Trustor, Beneficiary and Trustee Defined. As used in this Deed of Trust, "Trustor" includes the original signators of this Deed of Trust as Trustor, and its successors and assigns; the term "Beneficiary" means the Beneficiary named herein or any future owner or holder, including pledgee and participants, of any note, notes or instrument secured hereby, or any participation therein; and "Trustee" includes the original Trustee under this Deed of Trust and its successors and assigns.

          37.30 Rules of Construction. When the identity of the parties or other circumstances make appropriate, the masculine gender shall include the feminine and/or neuter, and the singular number shall include the plural. Specific enumeration of rights, powers and remedies of Trustee and Beneficiary and of acts which they may do and of acts Trustor must do or not do shall not exclude or limit the general. The headings of each Article and Paragraph are for information and convenience and do not limit or construe the contents of any provision hereof. The provisions of this Deed of Trust, all other Loan Documents and the Remediation and Indemnification Agreements shall be construed as a whole according to their common meaning, not strictly for or against any party and consistent with the provisions herein contained, in order to achieve the objectives and purposes of such documents. Each party and its counsel has reviewed and revised the Loan Documents and the Remediation and Indemnification Agreements and agree that the normal rule of construction to the effect that any ambiguities to be resolved against the drafting party shall not be employed in the interpretation of such document. The use in this Deed of Trust, all other Loan Documents and the Remediation and Indemnification Agreements of the words "including," "such as," or words of similar import, when following any general term, statement or matter shall not be construed to limit such statement, term or matter to the specific items or matters, whether or not language of non-limitation such as "without limitation" or "but not limited to," or words of similar import, are used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such statement, term or matter.

          37.31 Information to Third Persons. If, at any time, Beneficiary desires to sell or transfer, or grant a participation interest in, all or any portion of, or any interest in, the Note, this Deed of Trust or any other Loan Document to any Person, Trustor and each Loan Party shall furnish in a timely manner any and all financial information concerning the Property and Leases, and concerning Trustor's or such Loan Party's financial condition, requested by Beneficiary or such person in connection with any such sale or transfer.

          37.32  Commingling of Funds.  Any and all sums
    collected or retained by Beneficiary hereunder (including insurance and condemnation proceeds and any amounts paid by Trustor to Beneficiary under Paragraph 3.4 hereof), shall not be deemed to be held in trust, and Beneficiary may commingle any and all such funds or proceeds with its general assets and shall not be liable for the payment of any interest or other return thereon, except to the extent expressly provided herein or otherwise required by law.

          37.33 Standards of Discretion. Nothing contained in this Deed of Trust, the Note, or any other Loan Documents, shall limit the right of Beneficiary to exercise its good faith business judgment, or act, in a subjective manner with respect to any matter as to which it has specifically been granted such right or the right to act in its sole discretion or sole judgment hereunder or thereunder, whether "objectively" reasonable under the circumstances. Any such exercise shall not be deemed inconsistent with any covenant of good faith and fair dealing otherwise implied by law to be a part of this Deed of Trust; and the parties intend by the foregoing to set forth and affirm their entire understanding with respect to the terms, covenants and conditions and standards pursuant to which their rights, duties and obligations are to be judged, their performance measured, and the parameters within which Beneficiary's discretion may be exercised hereunder and under the other Loan Documents; provided, however, that the foregoing shall not limit Beneficiary's obligation to act reasonably under the circumstances where any provision of the Loan Documents provides for the reasonable consent or approval of Beneficiary.

          37.34  Certain Standards on Efforts of Trustor.
    Whenever in this Deed of Trust, or any other Loan Document, the phrase "cause to be" is used in conjunction with any of Trustor's Obligations, such phrase shall be deemed to include the use by Trustor of best efforts and all due diligence to cause the applicable act, event or circumstance to occur or be performed or taken, and such efforts and due diligence shall encompass the initiation of litigation or other proceedings in order to enforce or bring about the happening of the applicable act or matter.

          37.35 Certain Obligations Unsecured. Notwithstanding anything to the contrary set forth herein or any of the Loan Documents, this Deed of Trust shall not secure the following obligations (the "Unsecured Obligations"): (i) any obligations evidenced by or arising under the Remediation and Indemnification Agreements, and (ii) any other obligations in this Deed of Trust or in any of the other Loan Documents to the extent that such other obligations relate specifically to the presence on the Property of Hazardous Materials (as defined in the Remediation and Indemnification Agreements) and are the same or have the same effect as any of the obligations evidenced by or arising under the Remediation and Indemnification Agreements. Any breach or default with respect to the Unsecured Obligations shall constitute an Event of Default hereunder, notwithstanding the fact that such Unsecured Obligations are not secured by this Deed of Trust. Nothing in this section shall, in itself, impair or limit Beneficiary's right to obtain a judgment in accordance with applicable law after foreclosure for any deficiency in recovery of all obligations that are secured by this Deed of Trust following foreclosure.

          37.36  Partial Release.  Beneficiary agrees to
    release, at any time after May 31, 1998, the Property from the lien of this Deed of Trust upon the satisfaction of the following conditions at the time of reconveyance:

              (1)    No Event of Default shall have occurred
          and no event which, with the passage of time or the giving on notice, or both, would constitute an Event of Default shall have occurred either at the time of Beneficiary's receipt of the Trustor's written request for a reconveyance or as of the date of such reconveyance;

              (2) Not more than a total of three (3) of the Combined Deeds of Trust (including, without limitation, this Deed of Trust) shall have been previously reconveyed or shall be reconveyed hereby or concurrently herewith (and in no event shall Trustor be entitled to more than three (3) total releases of any or all of the Combined Properties hereunder and/or under the Combined Deeds of Trust);

              (3) Trustor shall pay to Beneficiary, prior to or concurrently with the reconveyance of this Deed of Trust, the Allocable Loan Amount for the Property along with the prepayment premium allocable to such Allocable Loan Amount as determined pursuant to the applicable Note;

              (4)    Beneficiary shall have been provided
          satisfactory evidence that the reconveyance of this Deed of Trust does not violate the provisions of any declaration of covenants, conditions and restrictions, reciprocal easement agreement, Lease or other agreement affecting the Property or any portion thereof;

              (5) The Remaining Properties shall have: (i) after the first reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 1.80 and a Combined Loan to Value Ratio of not more than 65%, (ii) after the second reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 1.90 and a Combined Loan to Value Ratio of not more than 60%, and (iii) after the third and final reconveyance both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 2.00 and a Combined Loan to Value Ratio of not more than 55%;

              (6)    Each of the individual Remaining
          Properties shall have both an Individual Debt Service
          Coverage and a Future Individual Debt Service Coverage of not less than 1.00 and an Individual Loan to Value
          Ratio of not more than 75%;

              (7)    Beneficiary shall have received a
          commitment that the title company insuring the liens of the Milpitas Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Woodlands Deed of Trust, the Nevada Deed of Trust, the Arizona Deed of Trust, and the South San Francisco Deed of Trust will issue such title endorsements as Beneficiary deems necessary or desirable for attachment to the applicable title policies, including without limitation, CLTA Endorsement Nos. 110.5, 111, and 111.1;

              (8)    Trustor shall pay to Beneficiary all
          escrow, closing and recording costs, the cost of preparing and delivering any reconveyance documentation, including legal fees and costs, the cost of any title insurance endorsements that Beneficiary may require, recording fees, any sums then due and payable under the Loan Documents and a non-refundable $25,000 processing fee, which fee shall be paid at the time of notice of the requested reconveyance;

              (9)    Trustor shall have provided Beneficiary
          with forty-five (45) days prior written notice of the requested reconveyance; and

              (10)   Such other terms and conditions as
          Beneficiary shall reasonably require.

          Notwithstanding the foregoing, in the event that the Debt Service Coverage and the Loan to Value Ratio tests set forth in Paragraphs 9.36(5) and 9.36(6), above, cannot be satisfied because of the value of, or the net cash flow from, the applicable Combined Properties, Trustor may, at its option, satisfy such tests by making a principal prepayment (the "Excess Principal Payment") on the Loan in an amount sufficient to satisfy such tests so long as Trustor also pays to Beneficiary any prepayment premium relating to such principal prepayment, as determined by the applicable Note. Upon receipt of the Excess Principal Payment, Beneficiary shall apply such amount to reduce the outstanding Loan and may apply such amount to any one or more of the Multistate Note, the Nevada Note and/or the Arizona/California Note (in such order or priority as to satisfy such tests, as determined by Beneficiary), and shall allocate the Excess Principal Payment to the applicable Allocable Loan Amount in proportion to each such Allocable Loan Amount's share of the outstanding principal balance of the Note to which such amount is applied, and, the monthly payments due under such applicable Note shall be adjusted, as of the date of the release of this Deed of Trust pursuant to this Paragraph 9.36, to reflect the Excess Principal Payment applied to such applicable Note, such adjustment to be based on the applicable interest rate under such Note and an amortization schedule equal to 300 months minus the number of months that have elapsed since May 31, 1998.

          37.37      Limitation on Personal Liabilities.
    Trustor's liability (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note;
    (ii) under the Nevada Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

          IN WITNESS WHEREOF, Trustor has caused this Deed of
    Trust to be executed as of the day and year first above written.

    "TRUSTOR":

    BEDFORD PROPERTY INVESTORS, INC.,
    a Maryland corporation


    By:   /s/ Scott R. Whitney

          Scott R. Whitney, Senior Vice President
          [Printed Name and Title]




      [11128.AGRE]H61141
  State of California              )
                                )    ss.
    County of                   Contra Costa        )



    On February 2, 1998, before me,   Colette M. Pennington   , a notary
    public, personally appeared
    Scott R. Whitney
    personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                /s/ Colette M. Pennington
                                Notary Public





            (seal)

                                              RECORDING REQUESTED BY
    AND WHEN RECORDED MAIL TO:

    Steefel, Levitt & Weiss
    One Embarcadero Center, 30th Floor
    San Francisco, California  94111

          Attention:  James F. Eastman, Esq.











             DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE
         FILING WITH ASSIGNMENT OF LEASES, RENTS AND AGREEMENTS
                         (South San Francisco)


          THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE
    FILING WITH ASSIGNMENT OF LEASES, RENTS AND AGREEMENTS (this "Deed of Trust") dated as of January 30, 1998 is made by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation, having offices at 270 Lafayette Circle, Lafayette, California 94549 ("Trustor"), First American Title Insurance Company, having offices at 1850 Mount Diablo Boulevard, Suite 300, Walnut Creek, California 94596 ("Trustee"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having offices at Four Embarcadero Center, Suite 2700, San Francisco, California 94111 ("Beneficiary").


                              WITNESSETH:


        Trustor HEREBY IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS TO Trustee, IN TRUST, WITH POWER OF SALE, all of Trustor's right, title and interest now owned or hereafter acquired in and to the following property, together with the Personalty (as hereinafter defined), all of which is hereinafter collectively defined as the "Property":
    (i) those certain real properties (collectively, the "Land") located in the County of San Mateo, State of California, and more particularly described in Exhibit A-1 and Exhibit A-2 attached hereto and incorporated herein by this reference; (ii) all Improvements (as hereinafter defined) and all appurtenances, easements, rights and privileges thereof, including all minerals, oil, gas and other hydrocarbon substances thereon or therein, air rights, water rights and development rights, and any land lying in the streets, roads or avenues adjoining the Land or any part thereof; (iii) all Fixtures (as hereinafter defined), whether now or hereafter installed, being hereby declared to be for all purposes of this Deed of Trust a part of the Land; and (iv) the rents, issues and profits of or from the Land, Improvements and Fixtures.

    FOR THE PURPOSE OF SECURING, in such order of priority as Beneficiary may determine: (i) payment of the Indebtedness (as hereinafter defined), and (ii) payment (with interest as provided) and performance by Trustor of the Obligations (as hereinafter defined). Notwithstanding the foregoing, or any other term contained herein or in the Loan Documents, none of Trustor's obligations under or pursuant to the Remediation and Indemnification Agreements (as hereinafter defined) shall be secured by the lien of this Deed of Trust.


                                ARTICLE 38

                              Definitions


             As used in this Deed of Trust the following terms shall have the following meanings; other terms are defined where they appear in this Deed of Trust:

    Allocable Loan Amount: (i) For the property encumbered by the Ontario Deed of Trust, $8,000,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 8,000,000, and the denominator of which is 25,000,000; (ii) for the property encumbered by the Tustin Deed of Trust, $7,000,000 less the product of
    (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is $7,000,000, and the denominator of which is 25,000,000;
    (iii) for the property encumbered by the Woodlands Deed of Trust, $5,200,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by
    (y) a fraction, the numerator of which is 5,200,000, and the denominator of which is 25,000,000; (iv) for the property encumbered by the Milpitas Deed of Trust, $4,800,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 4,800,000, and the denominator of which is 25,000,000; (v) for the property encumbered by the Nevada Deed of Trust, $8,913,730.85 less all payments of principal made under the Nevada Note; (vi) for the property encumbered by the Arizona Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by
    (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000; (vii) for the property encumbered by the Fremont Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000; and
    (viii) for the properties encumbered by this Deed of Trust, $6,500,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by
    (y) a fraction, the numerator of which is 6,500,000, and the denominator of which is 20,900,000.

    Application: Collectively, the Application dated December 5, 1995, executed by Trustor (referred to as "Borrower" therein), which Application includes the exhibits attached thereto, the Application dated January 5, 1996, executed by Trustor (referred to as "Borrower" therein), which Application includes the exhibits attached thereto, the Application executed by Trustor (referred to as "Borrower" therein) on April 13, 1996, which Application includes the exhibits attached thereto, and the Application executed by Trustor (referred to as "Borrower" therein) on October 31, 1997, which Application includes the exhibits attached thereto.

    Arizona Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of even date herewith, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Maricopa County, Arizona, as amended from time to time.

    Closing Date: The date this Deed of Trust is recorded in the Official Records of Alameda County, California.

    Combined Debt Service Coverage: The ratio, as determined by Beneficiary, of (a) Net Operating Income for the preceding twelve-month period for the Remaining Properties, to (b) the sum of (i) the annual debt service payments (including principal and interest) for the preceding twelve-month period on the portion of the Loan consisting of the aggregate of the Allocable Loan Amounts for the Remaining Properties, and (ii) the annual debt service payments (including principal and interest) on all other indebtedness secured or which will be secured by a lien on all or part of the Remaining Properties for the preceding twelve-month period. For purposes of calculating annual debt service, amortization of the aggregate principal indebtedness over a thirty (30) year period (or such lesser period if the applicable promissory notes or other loan documents in the case of loans other than the Loan provide otherwise) is assumed to apply during the entire term of the Loan.

    Combined Deeds of Trust: Collectively, this Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Milpitas Deed of Trust, the Woodlands Deed of Trust, the Nevada Deed of Trust, the Arizona Deed of Trust, and the Fremont Deed of Trust.

    Combined Loan to Value Ratio: The ratio, as determined by Beneficiary, of (i) the aggregate principal balance, together with all accrued but unpaid interest, of all encumbrances against the Remaining Properties, to (ii) the fair market value of the Remaining Properties, as determined by Beneficiary.

    Combined Properties: Collectively, the Property, the property encumbered by the Ontario Deed of Trust, the property encumbered by the Tustin Deed of Trust, the property encumbered by the Milpitas Deed of Trust, the property encumbered by the Woodlands Deed of Trust, the property encumbered by the Nevada Deed of Trust, the property encumbered by the Arizona Deed of Trust, and the property encumbered by the Fremont Deed of Trust.

    Event of Default:  As defined in Paragraph 6.1 hereof.

    Fixtures: All fixtures located upon or within the Improvements or now or hereafter installed in, or used in connection with any of the Improvements, including boilers, furnaces, pipes, plumbing, elevators, cleaning and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, heating, ventilating, air conditioning and air cooling equipment, whether or not permanently affixed to the Land or the Improvements.

    Fremont Deed of Trust: That certain Deed of Trust dated as of this date herewith, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Alameda County, California as amended from time to time.

    Future Combined Debt Service Coverage: The ratio, as determined by Beneficiary, of (a) Net Operating Income for the immediately upcoming twelve-month period for the Remaining Properties (based on reasonable assumptions determined by Beneficiary), to (b) the sum of (i) the annual debt service payments (including principal and interest) for the same twelve-month period on the portion of the Loan consisting of the aggregate of the Allocable Loan Amounts for the Remaining Properties, and (ii) the annual debt service payments (including principal and interest) on all other indebtedness secured or which will be secured by a lien on all or part of the Remaining Properties for the same twelve-month period. For purposes of calculating annual debt service, amortization of the aggregate principal indebtedness over a thirty (30) year period (or such lesser period if the applicable promissory notes or other loan documents in the case of loans other than the Loan provide otherwise) is assumed to apply during the entire term of the Loan.

    Future Individual Debt Service Coverage: For each of the Combined Properties, the ratio, as determined by Beneficiary, of (a) Net Operating Income for such Combined Property for the next upcoming twelve-month period (based on reasonable assumptions determined by Beneficiary), to (b) the sum of (i) the annual debt service payments (including principal and interest) on the portion of the Loan consisting of the Allocable Loan Amount for such Combined Property for the same twelve-month period, and (ii) the annual debt service payments (including principal and interest) on all other indebtedness secured or which will be secured by a lien on all or part of such Combined Property for the same twelve-month period. For purposes of calculating annual debt service, amortization of the aggregate principal indebtedness over a thirty (30) year period (or such lesser period if the applicable promissory note or other loan documents in the case of loans other than the Loan provide otherwise) is assumed to apply during the entire term of the Loan.

    Impositions: All real estate and personal property and other taxes and assessments, water and sewer rates and charges levied or assessed upon or with respect to the Property, and all other governmental charges and any interest or costs or penalties with respect thereto, ground rent and charges for any easement or agreement maintained for the benefit of the Property, general and special, ordinary and extraordinary, foreseen or unforeseen, of any kind and nature whatsoever that at any time prior to or after the execution of the Loan Documents may be assessed, levied, imposed, or become a lien upon the Property or the rent or income received therefrom, or any use or occupancy thereof; and any and all other charges, expenses, payments, claims, mechanics' or material suppliers' liens or assessments of any nature, if any, which are or may become a lien upon the Property or the rent or income received therefrom.

    Impound Account: The account that Trustor may be required to maintain pursuant to Paragraph 3.4 hereof for the deposit of amounts required to pay Impositions and insurance premiums.

    Improvements: All buildings and other improvements and appurtenances located on the Land, including surface improvements, such as parking areas and landscaping structures and all improvements, additions and replacements thereof, and other buildings and improvements, at any time hereafter constructed or placed upon the Land.

    Indebtedness: The principal of and all other amounts, payments and premiums due under the Note (and each and every of them) and any extensions or renewals thereof (including extensions or renewals at a different rate of interest, whether or not evidenced by a new or additional promissory note or notes), and all other indebtedness of Trustor to Beneficiary and additional advances under, evidenced by and/or secured by the Loan Documents, plus interest on all such amounts.

    Individual Debt Service Coverage: For each of the Combined Properties, the ratio, as determined by Beneficiary, of (a) Net Operating Income for such Combined Property for the preceding twelve-month period, to (b) the sum of (i) the annual debt service payments (including principal and interest) on the portion of the Loan consisting of the Allocable Loan Amount for such Combined Property for the preceding twelve-month period, and (ii) the annual debt service payments (including principal and interest) on all other indebtedness secured or which will be secured by a lien on all or part of such Combined Property for the preceding twelve-month period. For purposes of calculating annual debt service, amortization of the aggregate principal indebtedness over a thirty (30) year period (or such lesser period if the applicable promissory note or other loan documents in the case of loans other than the Loan provide otherwise) is assumed to apply during the entire term of the Loan.

    Individual Loan to Value Ratio: For each individual Combined Property, the ratio, as determined by Beneficiary, of (i) the aggregate principal balance, together with all accrued but unpaid interest, of the Allocable Loan Amount for such Combined Property and all other encumbrances (other than the Loan) against such Combined Property, to (ii) the fair market value of such Combined Property, as determined by Beneficiary.

    Inventory: The personal property Inventory attached hereto as Exhibits C-1 and C-2.

    Laws and Restrictions: All federal, state, regional, county, local and other laws, regulations, orders, codes, ordinances, rules, statutes and policies, restrictive covenants and other title encumbrances, permits and approvals, Leases and other rental agreements, relating to the development, occupancy, ownership, management, use, and/or operation of the Property or otherwise affecting all or any part of the Property or Trustor.

    Leases: Any and all leasehold interests, including subleases and tenancies following attornment, now or hereafter affecting or covering any part of the Property.

    Loan:  The loans from Beneficiary to Trustor evidenced by the Note.

    Loan Documents: The Note, the Application, the Owner's Affidavit, this Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Milpitas Deed of Trust, the Woodlands Deed of Trust, that certain Note Assignment and Assumption Agreement dated as of May 9, 1997 relating to the Nevada Note, the Nevada Deed of Trust, the Arizona Deed of Trust, the Fremont Deed of Trust, each of the Assignments of Agreements, each of the Assignments of Lessor's Interest in Leases, the Post-Closing Agreement, and all other documents, with the exception of the Remediation and Indemnification Agreements, evidencing, securing or relating to the Loan, the payment of the Indebtedness or the performance of the Obligations.

    Loan Parties:  Trustor.

    Material Adverse Change: Any material and adverse change in (i) the financial condition of any of the Loan Parties, or (ii) the condition or operation of the Property.

    Milpitas Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of May 24, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Santa Clara County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as further amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.

    Net Operating Income: For any period, gross income from operations of the Remaining Properties, for the purposes of determining Combined Debt Service Coverage or Future Combined Debt Service Coverage, or from operations of an individual Combined Property, for the purposes of determining the Individual Debt Service Coverage or Future Individual Debt Service Coverage for such Combined Property, in either case, derived from arm's length, market rate rents from leases with unaffiliated third parties in possession of the leased premises and paying rent on a current basis, service fees or charges, and addi-

    tional rent resulting from operating expense, common area maintenance, utilities and tax escalation pass through provisions (excluding capital gains income derived from the sale of assets and other items of income which Beneficiary reasonably determines are unlikely to occur in any subsequent period), less operating expenses (such as cleaning, utilities, administrative, landscaping, security and common area maintenance expenses, common area association fees, repairs and maintenance and less fixed expenses (such as insurance, real estate and other taxes), which expenses shall be related to the property producing such gross income, shall be for services from arm's length third party transactions or equivalent to the same, and shall exclude all expenses for capital improvements and replacements, debt service and depreciation or amortization of capital expenditures and other similar noncash items. Operating expenses shall include not less than 4.0% of gross income for the property encumbered by the Woodlands Deed of Trust and not less than 3.5% of gross income for each of the other Combined Properties and shall include reserves for replacements of not less than $31,000 for the Property encumbered by the Tustin Deed of Trust and not less than $23,000 for each of the other Combined Properties. Real estate taxes shall be calculated based upon the greater of (i) the current tax bill plus the next subsequent year's escalations as permitted under applicable law, or (ii) the estimated market value of such Combined Properties (as determined by Beneficiary) at the time of any reconveyance described in Paragraph 9.36 of this Deed of Trust multiplied by the then current tax rate. Gross income shall not be anticipated for any greater period than that approved by generally accepted accounting principles, nor shall operating expenses be prepaid.

    Nevada Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of May 9, 1997, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Washoe County Nevada, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.

    Note: Collectively (i) that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20, 1996), executed by Trustor in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Multistate Note"), (ii) that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Trustor in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and
    (iii) that certain Promissory Note dated as of even date herewith executed by Trustor in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note").

    Obligations: Any and all of the covenants, promises and other obligations (including, without limitation, the Indebtedness) made or owing by Trustor to or due to Beneficiary under and/or as set forth in the Loan Documents and all of the material covenants, promises and other obligations made or owing by Trustor to each and every other Person relating to the Property.

    Ontario Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Bernardino County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as further amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as further amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.

    Owner's Affidavit: That certain Owner's Affidavit dated as of even date herewith, executed by Trustor in favor of Beneficiary.

    Permitted Exceptions: All of those matters described on Exhibit B attached hereto.

    Person: Any natural person, corporation, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

    Personalty: Trustor's right, title and interest in all personal property (other than Fixtures) now or hereafter located in, upon or about or collected or used in connection with the Property, together with all present and future attachments, accessions, replacements, substitutions and additions thereto or therefor, and the cash and noncash proceeds thereof, including all property listed in the Inventory, the Impound Account, all goods, documents, instruments and chattel paper, all drawings, plans and specifications, all causes of action and recoveries now or hereafter existing for any loss or diminution in value of the Property, all licenses, governmental authorizations or permits pertaining to the Property or the development, ownership, management or operation thereof, all trademarks, service marks, designs, logos, trade names, names or similar identifications pertaining to the Property, and all accounts, contract rights and general intangibles (including, without limitation, any insurance proceeds and condemnation awards or compensation) arising out of or incident to the ownership, development or operation of the Property owned by or in which Trustor has an interest including, without limitation, all personal property described in the UCC-1 Financing Statement executed by Trustor of even date herewith, which is incorporated herein by this reference, and all furniture, furnishings, equipment, machinery, construction materials and supplies, leasehold interests in personal property and the Leases. Notwithstanding the foregoing, Personalty shall not include any proprietary computer software developed by Trustor for the interpretation, manipulation or presentation of the information comprising the books and records of Trustor.

    Post-Closing Agreement: That certain Post-Closing Actions Agreement dated as of even date herewith, executed by Trustor in favor of Beneficiary.

    Property: As defined in the above granting paragraph of this Deed of Trust.

    Receiver: Any trustee, receiver, custodian, fiscal agent, liquidator or similar officer.

    Remaining Properties: Collectively, each of the Combined Properties which remain encumbered by any of the Combined Deeds of Trust following the requested reconveyance of this Deed of Trust pursuant to Paragraph 9.36 of this Deed of Trust and following the prior or concurrent reconveyance of any of the other Combined Deeds of Trust pursuant to Paragraph 9.36 of any of the other Combined Deeds of Trust.

    Remediation and Indemnification Agreements: Collectively, (i) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 24, 1996 executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Milpitas Deed of Trust,
    (ii) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Ontario Deed of Trust, (iii) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Tustin Deed of Trust, (iv) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Woodlands Deed of Trust, (v) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 9, 1997 executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Nevada Deed of Trust, (vi) the Hazardous Substances Remediation and Indemnification Agreement dated as of even date herewith executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Arizona Deed of Trust, (vii) the Hazardous Substances Remediation and Indemnification Agreement dated as of even date herewith executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Fremont Deed of Trust, and (viii) the Hazardous Substances Remediation and Indemnification Agreement dated as of even date herewith executed by Trustor in favor of Beneficiary in connection with the Property.

    Rents: All rents, royalties, revenues, issues, profits, proceeds and other income from the Property.

    Secondary Interest Rate:  As defined in the Note.

    Tustin Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Orange County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as further by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as further amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.

    Woodlands Deed of Trust: That certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Salt Lake County, Utah, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as further by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as further amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of even date herewith, as further amended from time to time.



                               ARTICLE 39

                     Representations and Warranties


        Trustor hereby represents and warrants to Beneficiary and Trustee that as of the date of this Deed of Trust and as of the date of any subsequent disbursement pursuant to the Loan Documents:

        39.1 Title, Authorization and Organization. Trustor (i) is the lawful owner of the Property and holds good and marketable title to the Property free and clear of all defects, liens, encumbrances, ease-

    ments, exceptions and assessments, except the Permitted Exceptions;
    (ii) has good, right and lawful authority to grant the Property as provided in and by this Deed of Trust; (iii) has the requisite power and authority to own, develop and operate the Property; (iv) is duly organized, validly existing and in good standing under the laws of the State of its organization and is duly qualified to do business in the State in which the Land is located; and (v) is in compliance with all Laws and Restrictions applicable to it.

        39.2 Validity of Loan Documents. The execution, delivery and performance by Trustor of the Loan Documents and the borrowings evidenced by the Note are within the power of Trustor, have been authorized by all requisite corporate or partnership authority and will not violate any Laws and Restrictions or any agreement or other instrument. Each of the Loan Documents when executed and delivered to Beneficiary, will constitute a legal, valid and binding obligation of Trustor enforceable in accordance with its terms.

        39.3 Financial Statements. All financial statements and data that have been given to Beneficiary with respect to the Property or any Loan Party are true, accurate, complete and correct and except as expressly noted to the contrary therein, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby. There has been no Material Adverse Change since the date of the most recent financial statement given to Beneficiary.

        39.4 Other Information. All reports, papers, data and information given to Beneficiary with respect to Loan Parties and the Property are accurate, correct and complete.

        39.5 Litigation. There is not now pending against or affecting any Loan Party or the Property, nor to the best of Trustor's knowledge is there threatened any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely determined, would materially impair or affect (i) the financial condition or operations of such Loan Party, or (ii) the condition, use or operation of the Property.

        39.6 Additional Representations and Warranties. (i) The Property is not used principally or primarily for agricultural or grazing purposes; (ii) each Loan Party has filed all federal, state, county and municipal income tax returns required to have been filed by it and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by it (and no Loan Party knows of any basis for any additional assessment against it in respect of such taxes); (iii) all costs for labor and materials for the construction of the Improvements have been paid in full other than ongoing work for leasehold improvements under Leases approved in writing by Beneficiary; (iv) Trustor is not aware of any assessment for public improvements which is pending and which could become a lien upon the Property; (v) no event has occurred which with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents; (vi) Trustor is not a party to any agreement or instrument materially and adversely affecting its present or proposed business conducted on the Property or the Property itself, financial or otherwise; (vii) Trustor is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions set forth in any such agreement or instrument to which it is a party to the extent that the same would have a material and adverse effect on the Property or Trustor's ability to timely perform its Obligations under the Loan Documents;
    (viii) all Fixtures are permanently affixed to the Improvements and Trustor has not executed any financing statement or security agreements covering the Fixtures, or any of them, and the costs of all Fixtures due as of the date hereof have been paid; (ix) neither the Property, nor any part thereof, has sustained, incurred or suffered any material damage or destruction; and (x) subject to the Permitted Exceptions, the Personalty is owned by Trustor, free and clear of any liens, encumbrances, mortgages, security interests, claims and rights of others.

        39.7 Compliance with Laws. The Property and the proposed and actual use thereof comply with all Laws and Restrictions and the Laws and Restrictions contain no unsatisfied conditions necessary for the actual use of the Property as it is currently used. Trustor has received no notices of violations of any Laws and Restrictions.

        39.8 Bankruptcy. No petition in bankruptcy, petition or answer seeking assignment for the benefit of creditors or appointment of a Receiver with respect to Trustor has occurred or is contemplated, and no reorganization, arrangement, liquidation or dissolution or similar relief under the Federal Bankruptcy laws or any state laws have been instituted by or against Trustor, and none is contemplated.


                               ARTICLE 40

                         Affirmative Covenants


        Trustor hereby covenants and agrees as follows:

        40.1 Obligations of Trustor. Trustor will (i) timely perform, or cause to be timely performed, all the Obligations; (ii) maintain and preserve the lien of this Deed of Trust; and (iii) forever warrant and defend its grant made herein against any and all claims and demands whatsoever.

        40.2  Insurance.

             A. Trustor, at its sole cost and expense, will keep and maintain for the mutual benefit of Trustor and Beneficiary, the following policies of insurance:

              (1) Insurance against loss or damage to the Property by fire and other risks covered by insurance commonly known as the broad form of extended coverage, including losses sustained by reason of riot and civil commotion, vandalism, malicious mischief, burglary, theft and mysterious disappearance, flood (if the Property is located in a HUD designated special flood hazard area) and against such other risks or hazards as Beneficiary from time to time reasonably may designate, in an amount equal to one hundred percent (100%) of the then "full replacement cost" of the Improvements, the Fixtures and the Personalty, without deduction for physical depreciation.

              (2) Rental income insurance against loss of income in an amount not less than twelve (12) months rental and taxes and other operating expense reimbursements or payments at then-current income levels.

              (3) Commercial General Liability insurance including broad form property damage, contractual liability and personal injury or death coverage, with a combined single limit of at least
    $5,000,000.

              (4) "Builders Risk" insurance, during any material construction, repair, replacement, renovation or alteration of the Improvements, in such amounts as are reasonably approved by Beneficiary.

              (5) If applicable, boiler and machinery insurance covering boilers and other pressure vessels, the air conditioning system, high pressure piping and other machinery and equipment required for the operation of the Property.

              (6) Such other insurance, and in such amounts, as may from time to time be reasonably required by Beneficiary (but excluding earthquake insurance, unless earthquake insurance is required pursuant to the terms of any of the Leases).

             B. Trustor shall provide Beneficiary with satisfactory evidence of compliance with applicable requirements for Worker's Compensation insurance and of employee automobile coverage.

             C.   All policies of insurance required by this Deed of Trust
    (i) shall be satisfactory in form and substance to Beneficiary and written with companies satisfactory to Beneficiary, (ii) shall name Beneficiary as an additional insured as its interests may appear,
    (iii) shall contain a Standard Lender's Loss Payable endorsement and other non-contributory standard mortgagee protection clauses acceptable to Beneficiary, and at Beneficiary's option, a waiver of subrogation rights by the insurer, (iv) shall contain an agreement by the insurer that such policy shall not be amended or canceled without at least thirty (30) days' prior written notice to Beneficiary,
    (v) shall be in the full replacement cost of the Improvements, without deduction for physical depreciation and (vi) shall contain such other provisions as Beneficiary deems reasonably necessary or desirable to protect its interests. Any policies containing a coinsurance clause shall include a replacement cost endorsement adequate to ensure that the coinsurance clause is rendered inoperative.

             D. In the event a blanket policy is submitted to satisfy Trustor's responsibilities under this Paragraph 3.2, in addition to such other requirements set forth herein, Trustor shall deliver to Beneficiary a certificate from such insurer indicating that Beneficiary is an insured under such policy and designating the amount of such insurance applicable to the Property.

             E. Trustor shall furnish evidence, satisfactory to Beneficiary, that (i) all insurance requirements (including, without limitation, provisions for waivers of subrogation) set forth in the Leases or any other agreements affecting the Property shall have been satisfied by each party thereto, and (ii) Trustor's insurance coverage is sufficient (assuming the total destruction of the Property) to permit Trustor to rebuild the Improvements (including basic tenant improvements) and to replace the Fixtures and Personalty in such manner as to enable the Property to be operable and rentable as it is currently rented and operated, and no tenant shall have the right to terminate its lease of any portion of the Property as a result of the failure of Trustor to rebuild above-standard tenant improvements.

             F. Self-insurance (other than the applicable deductibles approved by Beneficiary) shall not be employed to satisfy the requirements of this Paragraph 3.2.

             G. All of Trustor's right, title and interest in and to all policies of property insurance and any unearned premiums paid thereon are hereby assigned (to the fullest extent assignable) to Beneficiary who shall have the right, but not the obligation, to assign the same to any purchaser of the Property at any foreclosure sale.

             H. Not less than thirty (30) days prior to the expiration dates of any policy previously furnished pursuant to this Paragraph 3.2, Trustor shall provide Beneficiary with duplicate originals or certified copies of the renewal policies together with evidence satisfactory to Beneficiary of Trustor's payment of the applicable premiums.

        40.3 Maintenance, Waste and Repair. Trustor will (i) maintain the Property in good order and condition, (ii) promptly make all necessary structural and non-structural repairs to the Property, (iii) not diminish or materially alter the Improvements, nor erect any new buildings, structures or building additions on the Property, without the prior written consent of Beneficiary, and (iv) not permit any waste of the Property or make any change in the use thereof, nor do or permit to be done thereon anything, that may in any way impair the security of this Deed of Trust.

        40.4 Impositions; Impounds. Trustor will pay when due all Impositions. Upon an Event of Default, Trustor will pay monthly to Beneficiary an amount equal to one-twelfth (1/12th) of the annual cost of Impositions together with an amount equal to the estimated next hazard and other required insurance premiums. These funds will be held by Beneficiary (and may be commingled with other funds of Beneficiary) without interest and will be released to Trustor for payment of Impositions and insurance premiums, or directly applied to such costs by Beneficiary, as Beneficiary may elect.

        40.5 Compliance with Law. Trustor will promptly and faithfully comply with all present and future Laws and Restrictions.

        40.6 Books and Records. Trustor, without expense to Beneficiary, will maintain full and complete books of account and other records reflecting the results of the operations of the Property in accordance with generally accepted accounting principles consistently applied, and will furnish or cause to be furnished to Beneficiary such financial information concerning the condition of the Loan Parties and the Property as Beneficiary shall reasonably request. The following information will be furnished without request:

             A.   As soon as available, and in any event within thirty
    (30) days after the close of each fiscal quarter of each fiscal year of Trustor, a statement of revenues and expenses relating to the rentals and operations of the Property for the applicable fiscal quarter just ended, certified by Trustor;

             B.   As soon as available, and in any event within ninety
    (90) days after the end of each fiscal year of Trustor, an annual operating statement for the Property certified by an independent certified public accountant acceptable to Beneficiary and a rent roll in the form delivered to Beneficiary in connection with the closing of the Loan certified by Trustor reflecting all the existing Leases; and

             C.   As soon as available, and in any event within ninety
    (90) days after the end of Trustor's fiscal year, a balance sheet of Trustor, certified in a manner acceptable to Beneficiary.

        After the occurrence of an Event of Default, or in the event Trustor fails to deliver an annual operating statement for the Property certified by an independent certified public accountant acceptable to Beneficiary within the time frame set forth in Paragraph 3.6.B, above, Beneficiary shall have the right, at all reasonable times and upon reasonable notice, to audit the books of account and records of any Loan Party, all of which shall be made available at Trustor's office during reasonable business hours to Beneficiary and Beneficiary's representatives for such purpose, from time to time. If such audit discloses a variance of three per-

    cent (3%) or more in income or expenses, the cost of such audit shall be paid by Trustor.

        40.7 Further Assurances. Trustor, at any time upon the reasonable request of Beneficiary, will at Trustor's expense execute, acknowledge and deliver all such additional papers and instruments (including, without limitation, a declaration of no setoff) and all such further acts and things as may be reasonably necessary to carry out the purposes of the Loan Documents and to subject to the liens thereof any property intended by the terms thereof to be covered thereby and any renewals, additions, substitutions or replacements thereto.

        40.8 Indemnity and Attorneys' Fees. Trustor will indemnify, defend, protect and hold Beneficiary harmless from any and all liability, loss, claims, damage, cost or expense (including, without limitation, reasonable attorneys' fees) that Beneficiary may or might incur hereunder, or in connection with the making or administering of the Loan, the enforcement of any of Beneficiary's rights or remedies hereunder or under the other Loan Documents, any action taken by Beneficiary hereunder or thereunder, whether or not suit is filed, or by reason or in defense of any and all claims and demands whatsoever that may be asserted against Beneficiary arising out of the Property, or any part thereof or interest therein, or as to which it becomes necessary to defend or uphold the lien of this Deed of Trust or other Loan Documents. Should Beneficiary incur any such liability, loss, claim, damage, cost or expense, the amount thereof with interest thereon at the Secondary Interest Rate shall be payable by Trustor immediately without demand, shall be secured by this Deed of Trust, and shall be part of the Indebtedness.

        40.9 Litigation. Trustor will promptly give notice in writing to Beneficiary of any litigation which may reasonably be expected to result in a Material Adverse Change.

        40.10 Inspection of Property. Trustor hereby grants to Beneficiary, its agents, employees, consultants and contractors, the right to enter upon the Property for the purpose of making any and all inspections, reports, tests (including, without limitation, soils borings, ground water testing, wells and/or soils analysis), inquiries and reviews as Beneficiary (in its sole and absolute discretion) may deem necessary to assess the then current condition of the Property; provided, however, that Beneficiary shall not conduct any such tests (including, without limitation, soil borings, ground water testing, wells and/or soils analysis) (i) unless Beneficiary becomes aware of, or reasonably suspects, an environmental event on or near the Property which could have a material adverse effect on any portion of the Property and Trustor refuses or fails to conduct such tests in a manner reasonably requested by Beneficiary, or (ii) until after the occurrence of an Event of Default under any of the Loan documents or the Remediation and Indemnification Agreements. Beneficiary shall provide Trustor with one (1) business day's notice of such entry; provided, however, that, subject to the preceding sentence, Trustor's consent shall not be required for such entry or for the performance of such tests. All costs, fees and expenses (including those of Benefi-

    ciary's legal counsel and consultants) incurred by Beneficiary with respect to such inspections, reports, tests, inquiries and reviews shall be paid by Trustor to Beneficiary upon demand, shall accrue interest at the Secondary Interest Rate until paid, and shall be secured by this Deed of Trust. Beneficiary shall make reasonable efforts in the exercise of its entry, inspection, and other rights under this Paragraph to avoid interference with the business operations of any tenant or licensee occupying space at the Property pursuant to Leases permitted by the Loan Documents, and, so long as no Event of Default has occurred, shall cooperate with Trustor in setting the time for such entry, inspections and tests.

        40.11 Contest. Notwithstanding the provisions of Paragraphs 3.4 and 3.5 hereof, Trustor may, at its expense, contest the validity or application of any Impositions or Laws and Restrictions by appropriate legal proceedings promptly initiated and conducted in good faith and with due diligence, provided that (i) Beneficiary is reasonably satisfied that neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, or lost as a result of such contest, and (ii) Trustor shall have posted a bond or furnished such other security as may be reasonably required from time to time by Beneficiary.

        40.12 Tax Receipts. Trustor will deliver to Beneficiary, within seven (7) days after the demand made therefor, bills showing the payment to the extent then due of all taxes, assessments (including, without limitation, those payable in periodic installments), and any Imposition that may have become a lien upon the Property or any part thereof.

        40.13  Additional Information.  Trustor will furnish to
    Beneficiary, within seven (7) days after written request therefor, any and all information that Beneficiary may reasonably request concerning the Property or the performance by Trustor of the Obligations.

        40.14 Prepayment. Trustor may prepay the Loan only on the terms and conditions set forth in the Note and Trustor shall pay Beneficiary prepayment charges in respect of any prepayment, whether voluntary or involuntary, as required by and on the terms and conditions set forth in the Note.

        40.15 FIRPTA Affidavit. In the event of any transfer by Trustor of its rights hereunder or of any interest in the Property otherwise permitted under this Deed of Trust, such transferee shall, as an addi-

    tional condition to such transfer, under penalty of perjury, execute and deliver to Beneficiary an affidavit concerning the non-foreign status of such transferee substantially in the form required to be delivered by Trustor in connection with the funding of the Loan. Nothing in this Paragraph 3.15 shall be deemed a modification or waiver of any other provision of any of the Loan Documents limiting, prohibiting or otherwise relating to any transfer of any interest in the Property or Trustor.

        40.16 Tax Service Contract. Throughout the term of the Loan, at Trustor's sole expense, Beneficiary shall be furnished tax service contracts issued by a tax reporting agency satisfactory to Beneficiary.

        40.17 Reimbursement. Any amount paid by Beneficiary for any tax, stamp tax, assessment, water rate, sewer rate, insurance premium, repair, rent charge, debt, claim, inspection or lien having priority over this Deed of Trust or to in any way protect the security for the Loan, shall (i) bear interest at the Secondary Interest Rate from the date of payment by Beneficiary, (ii) constitute additional indebtedness secured by this Deed of Trust, prior to any right, title or interest in or claim upon the Property attaching or accruing subsequent to the lien of this Deed of Trust, (iii) be secured by this Deed of Trust, and (iv) be payable by Trustor to Beneficiary upon demand.

        40.18 Plans and Specifications. Trustor agrees to keep at its offices at the Property, and to make available to Beneficiary during normal business hours, "As-Built Plans and Specifications", or, if unavailable, the final set of plans and specifications from which the Improvements were constructed ("As-Builts"), certified by a licensed architect or licensed contractor as true, correct and complete As-Builts for the Improvements.


                               ARTICLE 41

                           Negative Covenants


            Trustor hereby covenants and agrees as follows:

        41.1 Restrictive Uses. Trustor will not initiate, join in, or consent to any change in the current use of the Property or in any zoning ordinance, private restrictive covenant, assessment proceedings or other public or private restrictions limiting or restricting the uses that may be made of the Property or any part thereof without the prior written consent of Beneficiary.

        41.2  Due on Sale or Encumbrance.

             A. Except as expressly otherwise provided in this Paragraph 4.2, in the event that Trustor, without the prior written consent of Beneficiary (which consent may be withheld for any reason or for no reason or given upon such terms and conditions as Bene-

    ficiary deems necessary or appropriate, all within Beneficiary's absolute discretion), shall sell, convey, assign, transfer, alienate or otherwise dispose of or be divested of its title to, or, shall mortgage, convey security title to, or otherwise encumber or cause to be encumbered, the Property or any part thereof or any interest therein in any manner or way, whether voluntary or involuntary, or in the event of (a) any merger, consolidation or dissolution involving, or the sale or transfer of all or substantially all of the assets of, Trustor or any general partner of Trustor, (b) the transfer (at one time or over any period of time) of ten percent (10%) or more of the voting stock of (i) a corporate Trustor or (ii) any corporate general partner of Trustor, (c) the transfer of any general partnership interest in Trustor or in any partnership which is a direct or indirect general partner of Trustor, or (d) the conversion of any such general partnership interest to a limited partnership interest, then the entire balance of the Indebtedness, plus the Prepayment Premium (as defined in the Note), shall become immediately due and payable at the option of Beneficiary. Trustor hereby covenants not to participate in, cause or permit any of the foregoing actions or events described in this Paragraph 4.2 without Beneficiary's prior written consent. Consent to one such transfer by Beneficiary shall not be deemed a waiver of the right to require such consent to further or future transfers. Any such transferee shall, as a condition of the effectiveness of any consent or waiver by Beneficiary hereunder, as a covenant of Trustor and such transferee, and in form and substance required by Beneficiary, assume all obligations under the Loan Documents and the assumption shall not, however, release Trustor, or any maker or guarantor of the Note, from any liability thereunder. This provision shall not apply to transfers of title or interest under any will or testament or applicable law of descent.

             B. Notwithstanding the foregoing, the provisions of this Paragraph 4.2 shall not apply to (i) the sale of stock on any recognized public stock exchange in the ordinary course of business,
    (ii) any merger or consolidation of Trustor where the surviving company has a Debt Ratio (as defined below) which does not exceed the Debt Ratio of Trustor as of the Closing Date, as shown by evidence reasonably satisfactory to Beneficiary, and (iii) a public tender offer by a Person unaffiliated with Trustor to purchase the stock of Trustor. Notwithstanding anything to the contrary contained herein, unless a change in the ownership of Trustor is the result of one or more of the acts described in the immediately preceding sentence (in which case the prior consent of Beneficiary is not required), Beneficiary's prior written consent shall be required in the event of a change in the ownership of Trustor (in a single transaction or cumulative transactions) such that in excess of 50% of Trustor's stock is owned or controlled by a sole shareholder or an affiliated group of shareholders ("Sale"). Notwithstanding the foregoing, a Sale shall specifically exclude: (a) the conversion ("Conversion") to common stock shares of some or all of the Series A convertible preferred stock of Trustor outstanding as of the Closing Date (the "Preferred Stock"), (b) any initial sale ("Initial Sale") of any of the Preferred Stock to a Person unaffiliated with Trustor which occurs either prior to and/or subsequent to any Conversion, and (c) any sale of any of the Preferred Stock subsequent to an Initial Sale of such Preferred Stock to a Person unaffiliated with Trustor which previously acquired some or all of the Preferred Stock in an Initial Sale. As used herein, "Debt Ratio" means the ratio of all indebtedness of Trustor and its subsidiaries to the sum of all assets of Trustor and it subsidiaries, before depreciation and less the sum of any intangible assets.

        41.3 Replacement of Fixtures and Personalty. Trustor will not permit any of the Fixtures or Personalty to be removed at any time from the Property without the prior written consent of Beneficiary unless actually replaced by articles of equal suitability and value owned by Trustor free and clear of any lien or security interest.

        41.4 No Cooperative or Condominium. Trustor shall not operate the Property or permit the Property to be operated, as a cooperative or condominium building or buildings in which the tenants or occupants participate in the ownership, control, or management of the Property or any part thereof, as tenant stockholders or otherwise.

        41.5 Partnership Agreement. Trustor, if a partnership, will not terminate, alter, modify or amend or permit the termination, alteration, modification or amendment of its Partnership Agreement without Beneficiary's prior written consent.


                               ARTICLE 42

                      Casualties and Condemnation


        42.1  Insurance and Condemnation Proceeds.

             A. Trustor will notify Beneficiary in writing promptly after loss or damage caused by fire or other casualty to all or any part of the Property resulting in damage in excess of $25,000 per occurrence, and prior to the making of any repairs thereto. Trustor will furnish to Beneficiary within sixty (60) days after such loss or damage (a) preliminary plans and specifications for the repair and reconstruction of the Property (the "Preliminary Plans and Specifi-

    cations"); and (b) evidence satisfactory to Beneficiary (i) of the cost of repair or reconstruction in accordance with the Preliminary Plans and Specifications, (ii) that sufficient funds are available and/or committed for the benefit of Beneficiary, including insurance proceeds, funds provided by the Trustor, payment and performance bond, or otherwise, to complete such repair or reconstruction, and
    (iii) that such repair or reconstruction may be completed in accordance with all applicable Laws and Restrictions within the time frame described in Paragraph 5.1.C.(v) hereof and that all necessary permits and approvals have been or will be obtained. Trustor hereby unconditionally and irrevocably waives all rights of a property owner under applicable law providing for the allocation of condemnation proceeds between a property owner and a lien holder.

             B. In the event of any insured loss in excess of Two Hundred Fifty Thousand Dollars ($250,000) or in the event an Event of Default, or an event which with the giving of notice or the passing of time or both constitutes an Event of Default, shall have occurred and be continuing, all insurance proceeds on account of any damage to the Property shall be payable to, and deposited with, Beneficiary. Beneficiary, at its sole option, may (i) apply such insurance proceeds in payment of the Indebtedness or in satisfaction of any other Obligation in such order as Beneficiary may determine, (ii) use such insurance proceeds to repair or reconstruct the Improvements,
    (iii) release such insurance proceeds to Trustor for repair or reconstruction of the Improvements in accordance with the procedures described in Paragraph 5.1.E hereof, or (iv) divide such proceeds in any manner among any such application, use or release. No such application, use or release shall, however, extend or postpone the due date of any installments under the Note or change the amount of such installments or cure or waive any Event of Default or notice of Event of Default under the Loan Documents or invalidate any act done pursuant to such notice.

             C. Notwithstanding the provisions of Paragraph 5.1.B hereof, if all or any part of the Property is damaged or destroyed or less than all of the Property is taken by any public or quasi-public authority through condemnation, eminent domain, deed in lieu thereof, or otherwise, Beneficiary shall make the net amount of all insurance proceeds and condemnation awards received by Beneficiary after deduction of Beneficiary's reasonable costs and expenses, if any, in collection of the same and costs associated with Beneficiary's review of the Preliminary Plans and Specifications and other costs associated with disbursement of such proceeds (the "Net Proceeds") available for the repair and reconstruction of the Property (or so much thereof as was not condemned) pursuant to the procedures described in Paragraph 5.1.E hereof, provided that (i) no Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, shall have occurred and shall be continuing, (ii) Trustor has complied with the provisions of Para-

    graph 5.1.A hereof and Beneficiary has approved the Preliminary Plans and Specifications, (iii) Trustor shall proceed with the reconstruction of the Property as nearly as possible to the condition it was in immediately prior to the occurrence of such casualty or taking (the "Occurrence") and in accordance with the Plans and Specifications as promptly as is practicable after the Occurrence, but in no event later than four (4) months after the Occurrence,
    (iv) Beneficiary shall be satisfied that such reconstruction can be completed no later than twelve (12) months after the Occurrence and at least twelve (12) months before the maturity of the Loan,
    (v) Beneficiary shall be satisfied that the reconstruction can be completed at a cost which does not exceed the Net Proceeds, or, in the event the cost of such restoration exceeds the Net Proceeds, Trustor shall have satisfied the requirements set forth in Para-

    graph 5.1.F(i) hereof or Paragraph 5.1.F(ii) hereof, (vi) Beneficiary shall be satisfied that Trustor (whether with rental loss insurance proceeds or otherwise) will continue to be able to timely pay all payments as they become due on the Indebtedness during such period of repair and reconstruction, (vii) Trustor shall cause such reconstruction to be completed with due diligence as promptly as possible after commencement, but in no event later than twelve
    (12) months after the Occurrence and at least twelve (12) months before the maturity of the Loan, (viii) Beneficiary determines that repair or reconstruction is economically feasible and that the Property can physically and legally be restored to at least its value as of the Closing Date, (ix) Trustor shall have entered into a guaran-

    teed maximum price general construction contract acceptable in all respects to Beneficiary for completion of the repair or reconstruction, which contract must include provision for a retainage of not less than ten percent (10%) until full completion of the repair or reconstruction, and (x) the insurer does not deny liability to any named insured.

             D. Beneficiary shall be entitled to settle and adjust all insurance claims, and Beneficiary may deduct and retain from the proceeds of any insurance the amount of all expenses incurred by Beneficiary in connection with any settlement or adjustment. Notwithstanding the foregoing, so long as no Event of Default or event which, with the giving of notice or the passage of time or both, would constitute an Event of Default shall have occurred and be continuing, Trustor may settle directly with the insurer any insurance claims involving an amount less than Two Hundred Fifty Thousand Dollars ($250,000) so long as (i) Trustor applies all insurance proceeds to reconstruction of the Property, (ii) Trustor promptly and diligently pursues the repairs to completion, and (iii) Trustor follows the provisions of Paragraph 5.1.A hereof.

             E. The Net Proceeds and any additional funds deposited by Trustor with Beneficiary shall constitute additional security for the Loan. Trustor shall execute, deliver, file and/or record, at its own expense, such documents and instruments as Beneficiary deems necessary or advisable to grant to Beneficiary a perfected, first priority security interest in the Net Proceeds and such additional funds. Provided that Trustor is otherwise entitled to receive the Net Proceeds pursuant to the terms and provisions of this Deed of Trust, Beneficiary or, at Beneficiary's option, a disbursing agent (the "Disbursing Agent") selected by Beneficiary (whose fees and expenses shall be paid by Trustor), shall pay the Net Proceeds to Trustor from time to time during the course of the restoration, subject to the following terms and conditions:

              (1) The work shall be administered and overseen by an architect or engineer approved by Beneficiary (the "Architect"). Complete copies of the plans and specifications for the work (the "Plans and Specifications"), approved by all governmental authorities whose approval is required, and bearing the signed approval thereof by the Architect and accompanied by the Architect's signed estimate, bearing the Architect's seal, of the entire cost of completing the work, shall be delivered to Beneficiary;

              (2) Each request for payment shall be made upon seven
    (7) day's prior written notice to Beneficiary or the Disbursing Agent and shall be accompanied by a certificate to be made by the Architect stating that (i) all of the work completed has been done in compliance with the Plans and Specifications, as approved by Beneficiary,
    (ii) the sum requested is justly required to reimburse Trustor for payments by Trustor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services and materials for the work (giving a brief description of such services and materials) and, when added to all sums previously paid out by Beneficiary or the Disbursing Agent, does not exceed the value of the work done to the date of such certificate, and (iii) the amount of such proceeds remaining with Beneficiary are sufficient on completion of the work to pay for the same in full (giving in such reasonable detail as Beneficiary may require an estimate of the cost of such completion);

              (3) Each request shall be accompanied by waivers of lien satisfactory to Beneficiary and the Disbursing Agent covering that part of the work for which payment or reimbursement is being requested and, if required by Beneficiary or the Disbursing Agent, by a search prepared by a title company satisfactory to Beneficiary or the Disbursing Agent, that there has not been filed with respect to the Property any mechanics', materialmen's or other liens;

              (4) The request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates required by any Laws and Restrictions for legal occupancy of the Improvements;

              (5) Trustor shall deliver to Beneficiary or the Disbursing Agent certified or photostatic copies of all permits and approvals required by any Laws and Restrictions in connection with the commencement and conduct of the work; and

              (6) Trustor shall deliver to Beneficiary or the Disbursing Agent a surety bond for and/or guaranty of the payment for and completion of the work, which bond or guaranty shall be in form and substance satisfactory to Beneficiary and in an amount no less than the Architect's estimate of the entire cost of completing the work.

             F. Notwithstanding anything to the contrary contained herein or in any of the insurance policies, all proceeds paid to Trustor under such policies shall immediately be delivered to Beneficiary. If the Net Proceeds exceed the costs of completion of the restoration of the Property, such excess proceeds shall belong and be retained by and/or paid over to Beneficiary to be applied against the Indebtedness. If at any time the Net Proceeds shall not, in Beneficiary's opinion, be sufficient to pay in full the balance of the costs which will be incurred in connection with the repair and reconstruction of the Property and all payments as they come due on the Indebtedness and all other obligations which are or may be secured by a lien on the Property during the reconstruction period, Trustor shall, prior to receiving any further disbursement, either
    (i) complete, using its own funds and not borrowed funds, such portion of the reconstruction as shall be sufficient to render the Net Proceeds sufficient to complete the reconstruction, or (ii) deposit the deficiency with Beneficiary before any further disbursement of the Net Proceeds shall be made, which deficiency deposit shall be held by Beneficiary in an interest bearing special account and shall be disbursed on the same conditions applicable to the Net Proceeds. Beneficiary shall remit to Trustor the balance, if any, of any such deficiency deposit remaining after completion of the reconstruction.

        42.2 Additional Provisions Relating to Condemnation. Trustor, immediately upon obtaining knowledge of the commencement of any proceedings for the condemnation of the entire Property or any material part thereof, will notify Trustee and the Beneficiary of the pendency of such proceedings. Trustee and Beneficiary may participate in any such proceedings and Trustor from time to time will deliver to Beneficiary all instruments requested by Beneficiary to permit such participation. In the event of such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to Beneficiary. Beneficiary shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings Beneficiary may be represented by counsel selected by Beneficiary, the cost of such counsel to be borne by Trustor. The proceeds of any award or compensation so received shall, subject to Paragraph 5.1.C hereof as it relates to condemnation, and at the option of Beneficiary, either be applied to the prepayment of the Indebtedness or be paid over to the Trustor for restoration of the Improvements in accordance with the provisions of Paragraph 5.1.E hereof. Trustor hereby unconditionally and irrevocably waives all rights of a property owner under Section 1265.225(a) of the California Code of Civil Procedure or any successor statute.

                               ARTICLE 43

             Events of Default and Remedies of Beneficiary


        43.1  Events of Default.

             A. If one or more of the following events shall have occurred and be continuing:

              (1) Trustor shall fail to pay when due any part of the Indebtedness;

              (2) Trustor shall fail to timely observe, perform or discharge any Obligation contained in any of the Loan Documents, any agreement relating to the Property or any other loan documents with respect to the Property on its part to be performed or observed, other than as described in Paragraphs 6.1.A(1), (3), (4), (5), (6), (7) and
    (8), and any such failure shall remain unremedied for thirty (30) days or such lesser period as may be otherwise specified in the applicable Loan Document (the "Grace Period") after notice to Trustor of the occurrence of such failure; provided, however, that the Grace Period may be extended to ninety (90) days if: (a) Beneficiary determines in good faith that (i) such default cannot be cured within the Grace Period but can be cured within ninety (90) days, (ii) no lien or security interest created by the Loan Documents shall be impaired prior to the completion of such cure, and (iii) Beneficiary's immediate exercise of any remedies provided hereunder or by law is not necessary for the protection or preservation of the Property or Beneficiary's security interest therein, and (b) Trustor shall immediately commence and diligently pursue the cure of such default;

              (3) Trustor, as lessor or sublessor, as the case may be, shall assign the rents or income of the Property or any part thereof (other than to Beneficiary) without first obtaining the written consent of Beneficiary;

              (4) Any representation or warranty made by Trustor in, under or pursuant to the Loan Documents was false or misleading in any material respect as of the date on which such representation or warranty was made or deemed remade, and Trustor does not cause to be taken and completed within thirty (30) days following notice of such breach any and all action required to cause such representation or warranty to be true and correct in all respects as originally made;

              (5) (i) Any claim or lien shall be filed against the Property or any part thereof, whether or not such lien shall be prior to this Deed of Trust, which shall be maintained for a period of thirty (30) days without discharge, satisfaction or adequate bonding in accordance with the terms of this Deed of Trust; (ii) the existence of any interest in the Property other than the Permitted Exceptions, those of Trustor, Trustee, Beneficiary and any tenants in the Property; or (iii) the sale, hypothecation, conveyance or other disposition of the Property without the prior written consent of Beneficiary except as the result of the condemnation of a non-material part of the Property as set forth in Paragraph 5.1 above or as otherwise expressly permitted under the Loan Documents;

              (6) Any of the Loan Documents, at any time after their respective execution and delivery and for any reason, other than an act or omission of Beneficiary, shall cease to be in full force and effect or be declared null and void, or shall cease to constitute valid and subsisting liens and/or valid and perfected security interests in and to the Property, or Trustor shall contest or deny in writing that it has any further liability or obligation under any of the Loan Documents;

              (7) The failure of Trustor to observe the provisions of Paragraph 4.2 hereof; and/or

              (8) An "Event of Default" occurs under any one or more of the Woodlands Deed of Trust, the Milpitas Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Nevada Deed of Trust, the Arizona Deed of Trust and/or the Fremont Deed of Trust.

        THEN and in any such event Beneficiary may, by written notice delivered to Trustor, which notice specifically states the occurrence of an Event of Default, declare Trustor to be in default. Upon the occurrence of such event and the giving of such notice, the same shall constitute an event of default (an "Event of Default").

             B. It shall constitute an Event of Default hereunder without the requirement of any notice if one or more of the following events shall have occurred and be continuing:

              (1) (i) The entry of an order for relief under Title 11 of the United States Code as to Trustor, any general partner of Trustor, any parent company of such partner, or any owner of the Property or any interest therein or the adjudication of Trustor, any general partner of Trustor, or any owner of the Property as insolvent or bankrupt pursuant to the provisions of any state insolvency or bankruptcy act; (ii) the commencement by Trustor, any general partner of Trustor, or any parent company of such partner of any case, proceeding or other action seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief for itself under any present or future statute, law or regulation relating to bankruptcy, insolvency, reorganization or other relief for debtors; (iii) consent to, acquiescence in or attempt to secure the appointment of any Receiver of all or any substantial part of its properties or of the Property by Trustor, any general partner of Trustor, any parent company of such partner, or any owner of the Property or any interest therein; (iv) Trustor, any general partner of Trustor, or any parent company of such partner shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts or shall make a general assignment for the benefit of creditors; or (v) Trustor, any general partner of Trustor, or any parent company of such partner shall take any action to authorize any of the acts set forth above; or

              (2) Any case, proceeding or other action against Trustor, any general partner of Trustor, any parent company of such partner, or any owner of Property or any interest therein shall be commenced seeking to have an order for relief entered against such party as a debtor or seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief for itself under any present or future statute, law or regulation relating to bankruptcy, insolvency, reorganization or other relief for debtors, or seeking the appointment of any Receiver for Trustor, any general partner thereof, or any parent company of such partner or for all or any substantial part of its property or the Property, and such case, proceeding or other action remains undismissed for an aggregate of sixty (60) days (whether or not consecutive) or Trustor or general partner or parent company during the period of its ownership fails to proceed diligently during such sixty (60) day period to have such proceeding or other action dismissed.

             C. Upon the occurrence of any Event of Default, Beneficiary may at any time declare all of the Indebtedness to be due and payable and the same shall thereupon become immediately due and payable, together with any prepayment fee due in accordance with the terms of the Note, without any further presentment, demand, protest or notice of any kind. Beneficiary may in its sole discretion, also do any of the following:

              (1) in person, by agent, or by a Receiver, and without regard to the adequacy of security, the solvency of Trustor or the condition of the Property, enter upon and take possession of the Property, or any part thereof, in its own name or in the name of Trustee and do any acts which Beneficiary deems necessary to preserve the value, marketability or rentability of the Property; sue for or otherwise collect the rents, issues and profits therefrom, including those past due and unpaid, and apply the same, less cost and expenses of operation and collection, including, without limitation, reasonable attorneys' fees, against the Indebtedness, all in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice;

              (2) commence an action to foreclose this Deed of Trust in the manner provided under this Deed of Trust or by law;

              (3) with respect to any Personalty, proceed as to both the real and personal property in accordance with Beneficiary's rights and remedies in respect of the Land, or proceed to sell said Personalty separately and without regard to the Land in accordance with Beneficiary's rights and remedies as to personal property; and/or

              (4) deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause the Property to be sold, which notice Trustee or Beneficiary shall cause to be duly filed for record.

        43.2  Power of Sale.

             A. Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall also deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require, and notice of default having been given as then required by law, and after lapse of such time as may then be required by law, after recordation of such notice of default, Trustee, without demand on Trustor, shall, after notice of sale having been given as required by law, sell the Property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate parcels as Beneficiary shall determine, and in such order as Beneficiary may determine, at public auction to the highest bidder. Beneficiary may, in its sole discretion, designate the order in which the Property shall be offered for sale or sold through a single sale or through two or more successive sales, or in any other manner Beneficiary deems to be in its best interest. If Beneficiary elects more than one sale or other disposition of the Property, Beneficiary may at its option cause the same to be conducted simultaneously or successively, on the same day or at such different days or times and in such order as Beneficiary may deem to be in its best interest, and no such sale shall terminate or otherwise affect the lien of this Deed of Trust on any part of the Property not then sold until all Indebtedness secured hereby has been fully paid. If Beneficiary elects to dispose of the Property though more than one sale, Trustor shall pay the costs and expenses of each such sale of its interest in the Property and of any proceedings where the same may be made. Trustee may postpone sale of all or any part of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement, and without further notice make such sale at the time fixed by the last postponement; or Trustee may, in its discretion, give a new notice of sale. Beneficiary may rescind any such notice of default at any time before Trustee's sale by executing a notice of rescission and recording the same. The recordation of such notice shall constitute a cancellation of any prior declaration of default and demand for sale and of any acceleration of maturity of Indebtedness affected by any prior declaration or notice of default. The exercise by Beneficiary of the right of rescission shall not constitute a waiver of any default then existing or subsequently occurring, or impair the right of Beneficiary to execute other declarations of default and demand for sale, or notices of default and of election to cause the Property to be sold, nor otherwise affect the Note or this Deed of Trust, or any of the rights, obligations or remedies of Beneficiary or Trustee hereunder or thereunder. After sale Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale. If allowed by law, Beneficiary, if it is the purchaser, may turn in the Note at the amount owing therein toward payment of the purchase price (or for endorsement of the purchase price as a payment on the Note if the amount owing thereon exceeds the purchase price). Trustor hereby expressly waives any right of redemption after sale that Trustor may have at the time of sale or that may apply to the sale. Trustor hereby expressly waives all rights of marshalling with respect to each of the Combined Properties that Trustor may have in the event of foreclosure hereunder or under any of the other Combined Deeds of Trust.

             B. Trustee, upon such sale, shall make (without any covenant or warranty, express or implied), execute and after due payment made, deliver to the purchaser, its heirs or assigns, a deed or other record of interest, as the case may be, in and to the property so sold that shall convey to the purchaser all the title and interest of Trustor in the Property (or part thereof sold), and shall apply the proceeds of such sale in payment, first, of the expenses of such sale together with the reasonable expenses of the trust, including, without limitation, attorneys' fees, that shall become due upon any default made by Trustor, and also such sums, if any, as Trustee or Beneficiary shall have paid for procuring a search of the title to the Property, or any part thereof, subsequent to the execution of this Deed of Trust; and in payment, second, of the Indebtedness then remaining unpaid, and the amount of all other monies with interest thereon agreed or provided to be paid by Trustor; and the balance or surplus of such proceeds of sale Trustee shall pay to Trustor, its successors or assigns as their interest may appear.

        43.3 Proof of Default. In the event of a sale of the Property, or any part thereof, and the execution of a deed therefor, the recital therein of default, and of recording notice of default and election of sale, and of the elapsing of the required time (if any) between the foregoing recording and the following notice, and of the giving of notice of sale, and of a demand by Beneficiary, or its successors or assigns, that such sale should be made, shall be conclusive proof of such default, recording, election, elapsing of time, and of the due giving of such notice, and that the sale was regularly and validly made on due and proper demand by Beneficiary, its successors or assigns. Any such deed or deeds with such recitals therein shall be effective and conclusive against Trustor, its successors and assigns, and all other Persons. The receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid shall be sufficient to discharge such purchaser from all obligations to see to the proper application of the purchase money.

        43.4 Protection of Security. If an Event of Default shall have occurred and be continuing, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligations or defaults hereunder, may: (i) perform any act in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary and Trustee being authorized to enter upon the Property for such purpose;
    (ii) appear in and defend any action or proceeding purporting to affect, in any manner whatsoever, the obligations or the Indebtedness, the security hereof or the rights or powers of Beneficiary or Trustee;
    (iii) pay, purchase or compromise any encumbrance, charge or lien that in the judgment of Beneficiary or Trustee is prior or superior hereto; and (iv) in exercising any such powers, pay necessary expenses, employ counsel and pay reasonable attorneys' fees. Trustor agrees that all sums expended by Trustee or Beneficiary pursuant to this paragraph, together with interest at the Secondary Interest Rate from the date of expenditure by Beneficiary, shall be added to the principal amount of the Indebtedness secured by the Loan Documents and this Deed of Trust and shall be payable by Trustor to Beneficiary upon demand.

        43.5 Receiver. If an Event of Default shall have occurred and be continuing, Beneficiary, as a matter of strict right and without notice to Trustor or anyone claiming under Trustor, and without regard to the then value of the Property, shall have the right to apply ex parte to any court having jurisdiction to appoint a Receiver to enter upon and take possession of the Property, and Trustor hereby waives notice of any application therefor, provided a hearing to confirm such appointment with notice to Trustor is set within the time required by law. Any such Receiver shall have all the powers and duties of Receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided in this Deed of Trust, and shall continue as such and exercise all such powers until the date of confirmation of sale, unless such receivership is sooner terminated.

        43.6 Remedies Cumulative. All remedies of Beneficiary provided for herein are cumulative and shall be in addition to any and all other rights and remedies provided in the other Loan Documents or by law, including, without limitation, any right of offset. The exercise of any right or remedy by Beneficiary hereunder shall not in any way constitute a cure or waiver of default hereunder or under the Loan Documents, or invalidate any act done pursuant to any notice of default, or prejudice Beneficiary in the exercise of any of its rights hereunder or under the Loan Documents.

        43.7 Curing of Defaults. If Trustor shall at any time fail to perform or comply with any of the terms, covenants and conditions required on Trustor's part to be performed and complied with under this Deed of Trust, any of the other Loan Documents or any other agreement that, under the terms of this Deed of Trust, Trustor is required to perform, then Beneficiary, and without waiving or releasing Trustor from any of the Obligations, may, in its sole discretion:

                          (i) make any payments thereunder payable by Trustor and take out, pay for and maintain any of the insurance policies provided for therein; and/or

                         (ii) after the expiration of any applicable grace period and subject to Trustor's rights to contest certain obligations specifically granted hereby, perform any such other acts thereunder on the part of Trustor to be performed and enter upon the Property for such purpose.

    All sums so paid out of Beneficiary's own funds and all reasonable costs and expenses incurred and paid by Beneficiary in connection with the performance of any such act, together with interest on unpaid balances thereof at the Secondary Interest Rate from the respective dates of Beneficiary's making of each such payment, shall be added to the principal of the Indebtedness, shall be secured by the Loan Documents and by the lien of this Deed of Trust, prior to any right, title or interest in or claim upon the Property attaching or accruing subsequent to the lien of this Deed of Trust, and shall be payable by Trustor to Beneficiary on demand.




                               ARTICLE 44

                 Security Agreement and Fixture Filing


        44.1 Grant of Security Interest. Trustor hereby grants to Beneficiary a security interest in and to all Trustor's right, title and interest now owned or hereafter acquired in and to the Personalty and the Fixtures (collectively, the "Collateral"), to secure the payment and performance of the Obligations.

        44.2 Remedies. This Deed of Trust constitutes a security agreement with respect to the Collateral in which Beneficiary is hereby granted a security interest. In addition to the rights and remedies provided under this Deed of Trust, Beneficiary shall have all of the rights and remedies of a secured party under the California Uniform Commercial Code as well as all other rights and remedies available at law or in equity. Trustor hereby agrees to execute and deliver on demand and irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Trustor to, at Trustor's expense, execute, deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, con-

    tinuation statements or other instruments as Beneficiary may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Upon the occurrence of any Event of Default, Beneficiary shall have (i) the right to cause any of the Collateral which is personal property to be sold at any one or more public or private sales as permitted by applicable law and to apply the proceeds thereof to the Indebtedness or any other monetary obligation of Trustor to Beneficiary, and (ii) the right to apply to the Indebtedness or any other monetary obligation of Trustor to Beneficiary, any Collateral which is cash, negotiable documents or chattel paper. Any such disposition may be conducted by an employee or agent of Beneficiary or Trustee. Any Person, including, without limitation, both Trustor and Beneficiary, shall be eligible to purchase any part or all of such Personalty at any such disposition.

        44.3 Expenses. Expenses of retaking, holding, preparing for sale, selling or the like pertaining to the Collateral shall be borne by Trustor and shall include Beneficiary's and Trustee's reasonable attorneys' fees and legal expenses. Trustor, upon demand of Beneficiary shall assemble the Collateral and make it available to Beneficiary at the Property, a place which is hereby deemed to be reasonably convenient to Beneficiary and Trustor. Beneficiary shall give Trustor at least ten (10) days' prior written notice of the time and place of any public sale or other disposition of the Collateral or of the time after which any private sale or any other intended disposition is to be made. Any such notice sent to Trustor in the manner provided for the mailing of notices herein is hereby deemed to be reasonable notice to Trustor.

        44.4 Fixture Filing. This Deed of Trust covers certain goods which are or are to become fixtures related to the Land and constitutes a fixture filing with respect to such goods executed by Trustor as debtor in favor of Beneficiary as secured party.

        44.5 Waivers. Trustor waives (a) any right to require Beneficiary to (i) proceed against any Person, (ii) proceed against or exhaust any Collateral or (iii) pursue any other remedy in its power; and (b) any defense arising by reason of any disability or other defense of Trustor or any other Person, or by reason of the cessation from any cause whatsoever of the liability of Trustor or any other Person.
    Until the Indebtedness shall have been paid in full, Trustor shall not have any right to subrogation, and Trustor waives any right to enforce any remedy which Beneficiary now has or may hereafter have against Trustor or against any other Person and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Beneficiary.


                               ARTICLE 45

                          Assignment of Rents


        45.1 Assignment of Rents. Trustor absolutely and unconditionally assigns and transfers the Rents to Beneficiary, whether now due, past due or to become due, and gives to and confers upon Beneficiary the right, power and authority to collect such Rents, and apply the same to the Indebtedness. Trustor irrevocably appoints Beneficiary its agent to, at any time, demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such Rents. Neither the foregoing assignment of Rents to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Deed of Trust shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any part thereof, unless and until Beneficiary, in person or by its own agent, assumes actual possession thereof, nor shall appointment of a Receiver for the Property by any court at the request of Beneficiary or by agreement with Trustor or the entering into possession of the Property or any part thereof by such Receiver be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any part thereof.

        45.2 Collection of Rents. Notwithstanding anything to the contrary contained herein or in the Note, so long as no Event of Default shall occur, Trustor shall have a license, revocable upon the occurrence of an Event of Default or, if an Event of Default shall have occurred, so long as such Event of Default shall not have been waived by Beneficiary, to collect all Rents, and to first apply same to the Indebtedness as and when due and thereafter to retain, use and enjoy the same and to otherwise exercise all rights with respect thereto, subject to the terms hereof. Upon the occurrence of an Event of Default, Beneficiary shall have the right, on written notice to Trustor, to terminate and revoke the license heretofore granted to Trustor and shall have the complete right and authority then or thereafter to exercise and enforce any and all of its rights and remedies provided herein or by law or at equity.


                               ARTICLE 46

                             Miscellaneous


        46.1 Successor Trustee. Beneficiary may remove Trustee or any successor trustee at any time or times and appoint a successor trustee by recording a written substitution in the county where the Property is located, or in any other manner permitted by law.

        46.2 Change of Law. In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of the Property, for the purposes of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of mortgages, deeds of trust, or debts secured by mortgage or deed of trust (other than laws imposing taxes on income), or the manner of the collection of any such taxes so as to materially affect the anticipated yield of Beneficiary as holder of the Note and/or Beneficiary under this Deed of Trust, the Indebtedness plus any applicable prepayment charges shall become due and payable at the option of Beneficiary exercised by thirty (30) days' notice to Trustor unless Trustor, within such thirty
    (30) day period shall, if permitted by law, assume the payment of any tax or other charge so imposed upon Beneficiary for the period remaining until full payment by Trustor of the Indebtedness.

        46.3 No Waiver. No waiver by Beneficiary of any default or breach by Trustor hereunder shall be implied from any omission by Beneficiary to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default expressly referenced in the waiver and such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Beneficiary to or of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

        46.4 Abandonment. Subject to such chattel mortgages, security agreements or other liens on title as may exist thereon with the consent of Beneficiary, or any provided for herein, any and all Personalty that upon foreclosure of the Property is owned by Trustor and is used in connection with the operation of the Property shall be deemed at the option of Beneficiary to have become on such date a part of the Property and abandoned to Beneficiary in its then condition.

        46.5 Notices. All notices, demands, requests, consents, statements, satisfactions, waivers, designations, refusals, confirmation or denials that may be required or otherwise provided for or contemplated under the terms of this Deed of Trust shall be in writing, and shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged, (ii) one business day after having been deposited for overnight delivery with Federal Express or another comparable overnight courier service, or (iii) three business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, addressed as follows:

        If to Trustor:

             Bedford Property Investors, Inc.
             270 Lafayette Circle
             Lafayette, California  94549
             Attention:  Mr. Scott Whitney

        If to Trustee:

             First American Title Insurance Company
             1850 Mount Diablo Boulevard, Suite 300
             Walnut Creek, California  94596

        If to Beneficiary:

             The Prudential Insurance Company of America
             Four Embarcadero Center
             Suite 2700
             San Francisco, California  94111
             Attention:  Regional Counsel
             Loan No. 6 101 085

             with a copy to:

             The Prudential Insurance Company of America
             One Ravinia Drive, Suite 1400
             Atlanta, Georgia  30346
             Attention:  Vice President, Loan Servicing
             Loan No. 6 101 085

    or addressed to each respective party at such other address as such party may from time to time designate by written notice to the other parties given in the manner aforesaid.

        46.6 Severability. If any term, provision, covenant or condition hereof or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, in whole or in part, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

        46.7 Joinder of Foreclosure. Should Beneficiary hold any other or additional security for the payment of the Indebtedness or performance of the Obligations, its sale or foreclosure, upon any default in such payment or performance, in the sole discretion of Beneficiary, may be prior to, subsequent to, or joined or otherwise contemporaneous with any sale or foreclosure hereunder. In addition to the rights herein specifically conferred, Beneficiary, at any time and from time to time, may exercise any right or remedy now or hereafter given by law to beneficiaries under deeds of trust generally, or to the holders of any obligations of the kind hereby secured.

        46.8 Governing Law. The parties expressly agree that this Deed of Trust (including, without limitation, all questions regarding permissible rates of interest) shall be governed by and construed in accordance with the laws of the state in which the Land is located.

        46.9 Subordination. At the option of Beneficiary, this Deed of Trust shall become subject and subordinate in whole or in part (but not with respect to priority of entitlement to any insurance proceeds, damages, awards, or compensation resulting from damage to the Property or condemnation or exercise of power of eminent domain), to any and all contracts of sale and/or any and all Leases upon the execution by Beneficiary and recording thereof in the Official Records of the County in which the Land is located of a unilateral declaration to that effect. Beneficiary may require the issuance of such title insurance endorsements to the Title Policy in connection with any such subordination as Beneficiary, in its reasonable judgment, shall determine are appropriate, and Trustor shall be obligated to pay any cost or expense incurred in connection with the issuance thereof.

        46.10  Future Advances.   Upon the request of Trustor or its
    permitted successors in ownership of the Property, Beneficiary may hereafter, at its option, at any time before full payment of the Indebtedness, make future advances to Trustor or said successors, and the same, with interest and late charges, shall be secured by this Deed of Trust; provided, however, that the amount of principal secured by this Deed of Trust and remaining unpaid, shall not at the time of and including any such advance exceed the original principal sum secured hereby; and provided further that if Beneficiary, at its option, shall make a future advance or advances as aforesaid, Trustor or said successors in ownership agree to execute and deliver to Beneficiary (i) a note to evidence the same, payable on or before the maturity of the Indebtedness secured hereby and bearing such other terms as Beneficiary shall require, and (ii) satisfactory evidence that after such advance this Deed of Trust will secure such advance and continue to constitute a valid first mortgage lien on the Property subject only to the Permitted Exceptions.

        46.11 Waiver of Statute of Limitations and Rights to Trial by Jury. The pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust and the right to a jury trial in any action under or relating to the Loan Documents is hereby waived, to the fullest extent allowed by law.

        46.12 Entire Agreement. The Loan Documents and the Remediation and Indemnification Agreements set forth the entire understanding between Trustor and Beneficiary relative to the Loan and the same shall not be amended except by a written instrument duly executed by each of Trustor and Beneficiary. Any and all previous representations, warranties, agreements and understandings between or among the parties regarding the subject matter of the Loan or the Loan Documents, whether written or oral, are superseded by this Deed of Trust and the other Loan Documents. The foregoing notwithstanding, the terms and the conditions of the Application shall survive the funding of the Loan but in the event of any conflict between the provisions of the Application and any of the other Loan Documents or the Remediation and Indemnification Agreements, except as otherwise specifically provided herein, the terms of such other Loan Documents and the Remediation and Indemnification Agreements shall control.

        46.13 References to Foreclosure. References in this Deed of Trust to "foreclosure" and related phrases shall be deemed references to the appropriate procedure in connection with Trustee's private power of sale as well as any judicial foreclosure proceeding or a conveyance in lieu of foreclosure.

        46.14 Rights of Beneficiary and Trustee. At any time or from time to time, without liability therefor and without notice, and without releasing or otherwise affecting the liability of any person for payment of any Indebtedness (i) Beneficiary at its sole discretion and only in writing may extend the time for, or release any Person now or hereafter liable for, payment of any or all such Indebtedness, or accept or release additional security therefor, or subordinate the lien or charge hereof, or (ii) Trustee upon written request of Beneficiary and presentation of the Note, any additional notes secured by this Deed of Trust and this Deed of Trust for endorsement may reconvey any part of the Property, consent to the making of any map or plat thereof, join in granting any easement thereon, or join in any such agreement of extension or subordination. Upon written request of Beneficiary and surrender of the Note, any additional notes secured by this Deed of Trust and this Deed of Trust to the Trustee for cancella-

    tion, and upon payment to Trustee of its fees and expenses, Trustee shall reconvey without warranty the remaining Property. The recitals in any reconveyance shall be conclusive proof of the truthfulness thereof and the grantee in any reconveyance may be described as "the person or persons legally entitled thereto."

        46.15 Copies. Trustor will promptly give to Beneficiary copies of all (i) notices of violation relating to the Property that Trustor receives from any governmental agency or authority, and (ii) notices of default that Trustor shall give or receive under any agreement that Trustor covenants to perform hereunder, including, without limitation, notices of default relating to the Property that Trustor receives under any agreement relating to the borrowing of money by Trustor or from any Person.

        46.16 No Merger. So long as any of the Indebtedness shall remain unpaid or Trustor shall have any further obligation under the Loan Documents, unless Beneficiary shall otherwise consent in writing, the fee estate of Trustor in the Property or any part thereof shall not merge, by operation of law or otherwise, with any leasehold or other estate in the Property or any part thereof, but shall always be kept separate and distinct therefrom, notwithstanding the union of said fee estate and such leasehold or other estate in Trustor or any other Person.

        46.17 Right of Entry. In addition to the rights granted to Beneficiary under Paragraph 3.10 hereof, Beneficiary may enter at any reasonable time upon any part of the Property for the purpose of performing any of the acts Beneficiary is authorized to perform under the terms of this Deed of Trust or of any of the other Loan Documents. Trustor agrees to cooperate with Beneficiary to facilitate such entry.

        46.18 Performance by Trustor. Trustor will faithfully perform each and every Obligation to be performed by Trustor under any lien or encumbrance, including, without limitation, mortgages, deeds of trust, leases, declarations or covenants, conditions and/or restrictions and other agreements which affect the Property. If Trustor fails to do so, Beneficiary, without demand or notice, may do any or all things necessary to perform the Obligations of Trustor under the pertinent instrument.

        46.19 Personalty Security Instruments. Trustor covenants and agrees that if Beneficiary at any time holds additional security for any obligations secured hereby, it may enforce the terms thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder, and may apply the proceeds upon the Indebtedness secured hereby without affecting the status of or waiving any right to exhaust all or any other security, including the security hereunder, and without waiving any breach or default or any right or power whether exercised hereunder, and without waiving any breach or default or any right or power whether exercised hereunder or contained herein or in any such other security.

        46.20 Suits to Protect Property. Trustor covenants and agrees to appear in and defend any action or proceeding purporting to affect the security of the Deed of Trust, or of any additional or other security for the Obligations, the interest of Beneficiary or the rights, powers and duties of Trustee hereunder; and to pay all costs and expenses, including, without limitation, costs of evidence of title and reasonable attorneys' fees, in any action or proceeding in which Beneficiary and/or Trustee may appear or be made a party, including, without limitation, foreclosure or other proceedings commenced by those claiming a right to any part of the Property in any action to partition or condemn all or part of the Property, whether or not pursued to final judgment, and in any exercise of the power of sale contained herein, whether or not the sale is actually consummated. Trustee agrees that in any such action or proceeding in which Beneficiary is made a party, Beneficiary may at its option defend such action, and all costs of such defense, including all court costs and reasonable attorneys' fees, shall be borne and paid by Trustor.

        46.21 Junior Liens. Trustor represents and warrants that as of the date hereof there are no encumbrances to secure debt junior to this Deed of Trust and covenants that there are to be none as of the date when this Deed of Trust becomes of record.

        46.22 Charges for Statements. Trustor agrees to pay Beneficiary's charge, up to the maximum amount permitted by law, for any statement regarding the obligations secured by this Deed of Trust requested by Trustor or on its behalf.

        46.23 Usury. In the event that Beneficiary determines that any charge, fee or interest paid or agreed to be paid in connection with the Loan may, under the applicable usury laws, cause the interest rate on the Loan to exceed the maximum permitted by law, then such charges, fees or interest shall be reduced and any amounts actually paid in excess of the maximum interest permitted by such laws shall be applied by Beneficiary to reduce the outstanding principal balance of the Loan. The parties intend that Trustor shall not be required to pay, and Beneficiary shall not be entitled to collect, interest in excess of the maximum legal rate permitted under the applicable usury laws.

        46.24 Publicity. Trustor hereby agrees that Beneficiary, at its expense, may publicize the financing of the Property. Beneficiary shall endeavor to notify Trustor of its intent to publicize the financing; provided, however, that Beneficiary's failure to so notify Trustor shall not constitute a breach by Beneficiary under the Loan Documents.

        46.25 Information Reporting Under IRC Section 6045(e). Any information returns or certifications that must be filed with the Internal Revenue Service and/or provided to other parties, pursuant to Internal Revenue Code Section 6045(e) shall be prepared, filed by and sent to the appropriate parties by Trustor. To the extent permitted by law, Beneficiary shall have no responsibility to perform such services; provided however, upon demand Trustor shall reimburse Beneficiary for any costs incurred by Beneficiary in doing so and shall also pay such fee as Beneficiary may reasonably and lawfully request. Beneficiary shall, where requested by Trustor, promptly supply Trustor with all information pertaining to Beneficiary reasonably required by Trustor to prepare and file any such return or certification. Trustor shall indemnify Beneficiary and defend, protect and hold Beneficiary harmless from and against all loss, cost, damage and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Beneficiary may incur, directly or indirectly, as a result of or in connection with the assertion against Beneficiary of any claim relating to the failure of Trustor to comply with its obligations under this Paragraph.

        46.26  ERISA.

              A. Trustor understands and acknowledges that on the Closing Date, the source of funds from which Beneficiary extends the Loan is its general account, which is subject to the claims of its general creditors under state law. Beneficiary (i) represents and warrants that either (a) it is not funding the Loan with Plan Assets (as described below) or (b) if Beneficiary is funding the Loan with Plan Assets, such funding satisfies the provisions of Prohibited Transaction Class Exemption 95-60 and (ii) covenants that either clause (a) or (b) immediately above will be true throughout the term of the Loan.

              B. Trustor represents and warrants to Beneficiary that, as of the date of this Deed of Trust and throughout the term of the Loan, (i) Trustor is not an "employee benefit plan" as defined in
    Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, and (ii) the assets of Trustor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101 ("Plan Assets").

              C. Trustor represents and warrants to Beneficiary that, as of the date of this Deed of Trust and throughout the term of the Loan, (i) Trustor is not a "governmental plan" within the meaning of
    Section 3(32) of ERISA, and (ii) transactions by or with Trustor are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

              D. Trustor covenants and agrees to deliver to Beneficiary such certifications or other evidence on the Closing Date and from time to time throughout the term of the Loan, as requested by Beneficiary in its sole discretion, that (i) Trustor is not an "employee benefit plan" or a "governmental plan"; and (ii) Trustor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                  (1) Equity interests in Trustor are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                  (2) Less than twenty-five percent (25%) of all equity interests in Trustor are held by "benefit plan investors" within the meaning of 29 C.F.R Section 2510.3-101(f)(2); or

                  (3) Trustor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R.
    Section 2510.3-101(c) or (e).

              E. Any of the following shall constitute an Event of Default entitling Beneficiary to exercise any and all remedies to which it may be entitled under the Loan Documents: (i) the failure of any representation or warranty made by Trustor under this Paragraph
    9.26 to be true and correct in all material respects, (ii) the failure of Trustor to comply in all material respects with the obligation to provide Beneficiary with the written certifications and evidence referred to above, or (iii) assuming compliance by Beneficiary with the representations, warranties and covenants in Paragraph 9.26.A above, the consummation by Trustor of a transaction which would cause the Loan or any exercise of Beneficiary's rights under the Loan Documents to constitute a non-exempt prohibited transaction under ERISA or a material violation of a state statute regulating governmental plans, subjecting Beneficiary to liability for violation of ERISA or such state statute, provided, that Trustor shall have thirty (30) days after its receipt of notice of default from Beneficiary within which to commence the cure of such default and, with respect to defaults under clause (i) immediately above, Trustor shall have an additional ninety (90) days thereafter within which to effect such cure provided it shall have commenced its efforts to cure within such thirty (30) day period and shall thereafter diligently and in good faith continuously prosecute such cure to completion. Failure by Trustor to cure any such default within the applicable time period set forth above shall constitute an Event of Default.

              F. Trustor hereby indemnifies, defends and holds Beneficiary harmless from and against all loss, cost, damage and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims and losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required) that Beneficiary may incur as a direct result of an Event of Default under clause (E) above, assuming compliance by Beneficiary with the representations, warranties and covenants set forth in Paragraph 9.26.A above. This indemnity shall survive any termination, satisfaction or foreclosure of this Deed of Trust and shall not be subject to the limitation on personal liability described in Paragraph 19 of the Note.

              G. Anything in the Application, Paragraph 4.2 or elsewhere in this Deed of Trust or the Loan Documents to the contrary notwithstanding, no sale, assignment or transfer of any direct or indirect interest in Trustor shall be permitted which would negate Trustor's representations in this Paragraph 9.26 or cause this Deed of Trust (or any exercise of Beneficiary's rights under the Loan Documents) to constitute a violation of any provision of ERISA or of any applicable state statute regulating a governmental plan, assuming compliance by Beneficiary with the representations, warranties and covenants set forth in Paragraph 9.26.A above.

              H. Anything in the Application, Paragraph 4.2 elsewhere in this Deed of Trust or the Loan Documents to the contrary notwithstanding, no direct or indirect transfer of the Property or any interest therein including, without limitation, a junior lien or leasehold interest, shall be permitted which would cause this Deed of Trust (or any exercise of Beneficiary's rights under the Loan Documents) to constitute a violation of ERISA or any applicable state statute regulating a governmental plan, assuming compliance by Beneficiary with the representations, warranties and covenants set forth in Paragraph 9.26.A above.

              I. Anything in the Application, this Deed of Trust or the Loan Documents to the contrary notwithstanding, no less than fifteen (15) before consummation of any permitted transfer of title to the Property or of an interest in Trustor, or of any direct or indirect right, title or interest in either of them, or of the placing of any lien or encumbrance on the Property, Borrower shall obtain from the proposed transferee or lienholder a representation to Beneficiary in form and substance satisfactory to Beneficiary that the provisions of Paragraph 9.26.D above will be true after the transfer, or in the case of a lien or encumbrance, would remain true following any foreclosure or conveyance in lieu thereof, and further provided that any proposed lienholder agrees that any direct or indirect transfer of its lien or any interest therein will be governed by this section.

        46.27 Defense and Indemnity Rights. Whenever, under any Loan Document, Trustor is obligated to indemnify and/or defend Beneficiary, or Trustor is obligated to defend or prosecute any action or proceeding, then Beneficiary shall have the right of counsel of Beneficiary's choice reasonably exercised, and all costs and expenses incurred by Beneficiary in connection with such participation (including, without limitation, reasonable attorneys' fees) shall be reimbursed by Trustor to Beneficiary immediately upon demand. In addition, Beneficiary shall have the right to approve any counsel retained by Trustor in connection with the prosecution or defense of any such action or proceeding by Trustor. Trustor shall give notice to Beneficiary of the initiation of all proceedings prosecuted or required to be defended by Trustor, or which are subject to Trustor's indemnity obligations, under this Deed of Trust, promptly after the receipt by Trustor of notice of the existence of any such proceeding, but in no event later than five (5) days thereafter. All costs or expenses required to be reimbursed by Trustor to Beneficiary hereunder shall, if not paid when due as herein specified, bear interest at the Secondary Interest Rate. As used herein, "proceeding" shall include litigation (whether by way of complaint, answer, cross-complaint, counter claim or third party claim), arbitration and administrative hearings or proceedings.

        46.28 Destruction of Note. Trustor shall, if the Note is mutilated or destroyed by any cause whatsoever, or otherwise lost or stolen and regardless of whether due to the act or neglect of Beneficiary or Trustee, execute and deliver to Beneficiary in substitution therefor a duplicate promissory note containing the same terms and conditions as the Note, within ten (10) days after Beneficiary notifies Trustor of any such mutilation, destruction, loss or theft of the Note. Any new promissory note executed and delivered hereunder shall be in full substitution for the Note, shall not constitute any new or additional indebtedness of Trustor to Beneficiary, shall constitute solely a substitute evidence of the indebtedness evidenced by the original Note, and shall not affect in any manner the priority of this Deed of Trust, or any other document or instrument executed in connection with or evidencing or securing the Indebtedness under the Note. Failure or delay by Beneficiary to notify Trustor hereunder shall not affect in any manner Trustor's lia-

    bility for the Indebtedness under the Note or Trustor's obligation to execute a new promissory note hereunder; and Trustor's failure to execute a new promissory note on Beneficiary's request hereunder shall likewise not affect Trustor's liability for the indebtedness under the Note.

        46.29 Trustor, Beneficiary and Trustee Defined. As used in this Deed of Trust, "Trustor" includes the original signators of this Deed of Trust as Trustor, and its successors and assigns; the term "Benefi-

    ciary" means the Beneficiary named herein or any future owner or holder, including pledgee and participants, of any note, notes or instrument secured hereby, or any participation therein; and "Trustee" includes the original Trustee under this Deed of Trust and its successors and assigns.

        46.30 Rules of Construction. When the identity of the parties or other circumstances make appropriate, the masculine gender shall include the feminine and/or neuter, and the singular number shall include the plural. Specific enumeration of rights, powers and remedies of Trustee and Beneficiary and of acts which they may do and of acts Trustor must do or not do shall not exclude or limit the general. The headings of each Article and Paragraph are for information and convenience and do not limit or construe the contents of any provision hereof. The provisions of this Deed of Trust, all other Loan Documents and the Remediation and Indemnification Agreements shall be construed as a whole according to their common meaning, not strictly for or against any party and consistent with the provisions herein contained, in order to achieve the objectives and purposes of such documents. Each party and its counsel has reviewed and revised the Loan Documents and the Remediation and Indemnification Agreements and agree that the normal rule of construction to the effect that any ambiguities to be resolved against the drafting party shall not be employed in the interpretation of such document. The use in this Deed of Trust, all other Loan Documents and the Remediation and Indemnification Agreements of the words "including," "such as," or words of similar import, when following any general term, statement or matter shall not be construed to limit such statement, term or matter to the specific items or matters, whether or not language of non-limitation such as "without limitation" or "but not limited to," or words of similar import, are used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such statement, term or matter.

        46.31 Information to Third Persons. If, at any time, Beneficiary desires to sell or transfer, or grant a participation interest in, all or any portion of, or any interest in, the Note, this Deed of Trust or any other Loan Document to any Person, Trustor and each Loan Party shall furnish in a timely manner any and all financial information concerning the Property and Leases, and concerning Trustor's or such Loan Party's financial condition, requested by Beneficiary or such person in connection with any such sale or transfer.

        46.32 Commingling of Funds. Any and all sums collected or retained by Beneficiary hereunder (including insurance and condemnation proceeds and any amounts paid by Trustor to Beneficiary under Paragraph 3.4 hereof), shall not be deemed to be held in trust, and Beneficiary may commingle any and all such funds or proceeds with its general assets and shall not be liable for the payment of any interest or other return thereon, except to the extent expressly provided herein or otherwise required by law.

        46.33 Standards of Discretion. Nothing contained in this Deed of Trust, the Note, or any other Loan Documents, shall limit the right of Beneficiary to exercise its good faith business judgment, or act, in a subjective manner with respect to any matter as to which it has specifically been granted such right or the right to act in its sole discretion or sole judgment hereunder or thereunder, whether "objectively" reasonable under the circumstances. Any such exercise shall not be deemed inconsistent with any covenant of good faith and fair dealing otherwise implied by law to be a part of this Deed of Trust; and the parties intend by the foregoing to set forth and affirm their entire understanding with respect to the terms, covenants and conditions and standards pursuant to which their rights, duties and obligations are to be judged, their performance measured, and the parameters within which Beneficiary's discretion may be exercised hereunder and under the other Loan Documents; provided, however, that the foregoing shall not limit Beneficiary's obligation to act reasonably under the circumstances where any provision of the Loan Documents provides for the reasonable consent or approval of Beneficiary.

        46.34 Certain Standards on Efforts of Trustor. Whenever in this Deed of Trust, or any other Loan Document, the phrase "cause to be" is used in conjunction with any of Trustor's Obligations, such phrase shall be deemed to include the use by Trustor of best efforts and all due diligence to cause the applicable act, event or circumstance to occur or be performed or taken, and such efforts and due diligence shall encompass the initiation of litigation or other proceedings in order to enforce or bring about the happening of the applicable act or matter.

        46.35 Certain Obligations Unsecured. Notwithstanding anything to the contrary set forth herein or any of the Loan Documents, this Deed of Trust shall not secure the following obligations (the "Unsecured Obligations"): (i) any obligations evidenced by or arising under the Remediation and Indemnification Agreements, and (ii) any other obligations in this Deed of Trust or in any of the other Loan Documents to the extent that such other obligations relate specifically to the presence on the Property of Hazardous Materials (as defined in the Remediation and Indemnification Agreements) and are the same or have the same effect as any of the obligations evidenced by or arising under the Remediation and Indemnification Agreements. Any breach or default with respect to the Unsecured Obligations shall constitute an Event of Default hereunder, notwithstanding the fact that such Unsecured Obligations are not secured by this Deed of Trust. Nothing in this section shall, in itself, impair or limit Beneficiary's right to obtain a judgment in accordance with applicable law after foreclosure for any deficiency in recovery of all obligations that are secured by this Deed of Trust following foreclosure.

        46.36 Partial Release. Beneficiary agrees to release, at any time after May 31, 1998, the Property from the lien of this Deed of Trust upon the satisfaction of the following conditions at the time of reconveyance:

              (1) No Event of Default shall have occurred and no event which, with the passage of time or the giving on notice, or both, would constitute an Event of Default shall have occurred either at the time of Beneficiary's receipt of the Trustor's written request for a reconveyance or as of the date of such reconveyance;

              (2) Not more than a total of three (3) of the Combined
        Deeds of Trust (including, without limitation, this Deed of Trust) shall have been previously reconveyed or shall be reconveyed hereby or concurrently herewith (and in no event shall Trustor be entitled to more than three (3) total releases of any or all of the Combined Properties hereunder and/or under the Combined Deeds of Trust);

              (3) Trustor shall pay to Beneficiary, prior to or concurrently with the reconveyance of this Deed of Trust, the Allocable Loan Amount for the Property along with the prepayment premium allocable to such Allocable Loan Amount as determined pursuant to the applicable Note;

              (4) Beneficiary shall have been provided satisfactory evidence that the reconveyance of this Deed of Trust does not violate the provisions of any declaration of covenants, conditions and restrictions, reciprocal easement agreement, Lease or other agreement affecting the Property or any portion thereof;

              (5) The Remaining Properties shall have: (i) after the first reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 1.80 and a Combined Loan to Value Ratio of not more than 65%, (ii) after the second reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 1.90 and a Combined Loan to Value Ratio of not more than 60%, and (iii) after the third and final reconveyance both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 2.00 and a Combined Loan to Value Ratio of not more than 55%;

              (6) Each of the individual Remaining Properties shall have both an Individual Debt Service Coverage and a Future Individual Debt Service Coverage of not less than 1.00 and an Individual Loan to Value Ratio of not more than 75%;

              (7) Beneficiary shall have received a commitment that the title company insuring the liens of the Milpitas Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Woodlands Deed of Trust, the Nevada Deed of Trust, the Arizona Deed of Trust, and the Fremont Deed of Trust will issue such title endorsements as Beneficiary deems necessary or desirable for attachment to the applicable title policies, including without limitation, CLTA Endorsement Nos. 110.5, 111, and 111.1;

              (8) Trustor shall pay to Beneficiary all escrow, closing and recording costs, the cost of preparing and delivering any reconveyance documentation, including legal fees and costs, the cost of any title insurance endorsements that Beneficiary may require, recording fees, any sums then due and payable under the Loan Documents and a non-refundable $25,000 processing fee, which fee shall be paid at the time of notice of the requested reconveyance;

              (9) Trustor shall have provided Beneficiary with forty-five (45) days prior written notice of the requested reconveyance; and

              (10) Such other terms and conditions as Beneficiary shall reasonably require.

        Notwithstanding the foregoing, in the event that the Debt Service Coverage and the Loan to Value Ratio tests set forth in Paragraphs 9.36(5) and 9.36(6), above, cannot be satisfied because of the value of, or the net cash flow from, the applicable Combined Properties, Trustor may, at its option, satisfy such tests by making a principal prepayment (the "Excess Principal Payment") on the Loan in an amount sufficient to satisfy such tests so long as Trustor also pays to Beneficiary any prepayment premium relating to such principal prepayment, as determined by the applicable Note. Upon receipt of the Excess Principal Payment, Beneficiary shall apply such amount to reduce the outstanding Loan and may apply such amount to any one or more of the Multistate Note, the Nevada Note and/or the Arizona/California Note (in such order or priority as to satisfy such tests, as determined by Beneficiary), and shall allocate the Excess Principal Payment to the applicable Allocable Loan Amount in proportion to each such Allocable Loan Amount's share of the outstanding principal balance of the Note to which such amount is applied, and, the monthly payments due under such applicable Note shall be adjusted, as of the date of the release of this Deed of Trust pursuant to this Paragraph 9.36, to reflect the Excess Principal Payment applied to such applicable Note, such adjustment to be based on the applicable interest rate under such Note and an amortization schedule equal to 300 months minus the number of months that have elapsed since May 31, 1998.

        46.37 Limitation on Personal Liabilities.  Trustor's liability
    (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note; (ii) under the Nevada Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

        IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be executed as of the day and year first above written.

    "TRUSTOR":

    BEDFORD PROPERTY INVESTORS, INC.,
    a Maryland corporation


    By: /s/ Scott R. Whitney

        Scott R. Whitney, Senior Vice President
        [Printed Name and Title]




      [11128.AGRE]I12494
  State of                    California          )
                                )    ss.
    County of                   Contra Costa        )



    On February 2, 1998, before me, Rebecca L. Ingraca , a notary public, personally appeared
     Scott R. Whitney, Sr. V. P.
    personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                /s/ Rebecca L. Ingraca
                                Notary Public





            (seal)

  RECORDING REQUESTED BY
    AND WHEN RECORDED MAIL TO:

    Steefel, Levitt & Weiss
    One Embarcadero Center, 30th Floor
    San Francisco, California  94111

    Attention:  James F. Eastman, Esq.




    _______________________________________________________________



                    ASSIGNMENT OF LESSOR'S INTEREST
                               IN LEASES
                               (Arizona)


          THIS ASSIGNMENT OF LESSOR'S INTEREST IN LEASES (this "Assignment") is made as of January 30, 1998, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation having offices at 270 Lafayette Circle, Lafayette, California 94549 ("Assignor"), in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation having offices at Four Embarcadero Center, Suite 2700,
    San Francisco, California 94111 ("Assignee"), for the benefit and protection of Assignee as beneficiary under that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements of even date herewith executed by Assignor in favor of Assignee (the "Deed of Trust") encumbering that certain real property, together with any improvements now or at any time located thereon, located in the County of Maricopa, State of Arizona (the "Property"), and more particularly described in Exhibit A attached hereto and incorporated herein by this reference and for the benefit and protection of Assignee as payee and holder of that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20, 1996), executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), and all modifications, renewals or extensions thereof (the "Multistate Note"), and that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Assignee or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and that certain Promissory Note dated as of even date herewith executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000), payable to Assignee or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note," and together with the Multistate Note and the Nevada Note, collectively, the "Note").

                          W I T N E S S E T H:

          FOR VALUE RECEIVED, Assignor does hereby irrevocably and absolutely SELL, ASSIGN, TRANSFER, SET OVER AND DELIVER unto Assignee any and all leasehold interests, including subleases and tenancies following attornment, now or hereafter affecting or covering any part of the Property, including, without limitation, those leases described in Exhibit B attached hereto (collectively, the "Leases").

          TOGETHER, with the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues and profits now due or which may become due or to which Assignor may now or shall hereafter (including the period of redemption, if any) become entitled or may demand or claim, arising or issuing from or out of the Leases or from deficiency rents and liquidated damages following default, including, without limitation, all security and other deposits now or hereafter held by Assignor, and all proceeds payable under any policy of insurance covering loss of rents or other income from the Property, together with any and all rights and claims of any kind that Assignor may have against lessees under the Leases or any subtenants or occupants of the Property, or any part thereof (all such moneys, rights and claims described in this paragraph being hereinafter called the "Receipts").

          SUBJECT, however, to a license hereby granted by Assignee to Assignor, but limited as hereinafter provided, to collect and receive the Receipts.

          ASSIGNOR REPRESENTS, WARRANTS, COVENANTS AND AGREES AS
    FOLLOWS:

          47 Representations and Warranties. Assignor represents and warrants that: (i) Assignor is the owner of the Property, and has good title to the Leases and Receipts and full and complete right to assign the same; (ii) no other Person (as herein-

    after defined) has any right, title or interest in the Leases or Receipts; (iii) Assignor has duly and punctually performed all and singular the obligations, terms, covenants, conditions and warranties of the Leases on Assignor's part to be kept, observed and performed;
    (iv) Assignor has not previously sold, assigned, transferred, mortgaged or pledged the Leases or the Receipts, whether now due or hereafter to become due; (v) no Receipts for any period of more than thirty (30) days subsequent to the date hereof have been collected, nor has payment of any of same been otherwise discharged or compromised; (vi) the lessees under the Leases ("Lessees") are not in default of any of the terms thereof and do not have any defense, set-off or counter claim against Assignor thereunder; (vii) the Leases are in full force and effect, are valid and enforceable in accordance with their terms, and have not been modified, amended or altered, whether in writing or orally, except as otherwise disclosed to Assignee in writing; (viii) except as disclosed on the rent roll delivered to Assignee in connection with the funding of the Loan (the "Rent Roll"), there are no unextinguished rent concessions, abatements or other inducements relating to the Leases, and no Lessee has any option or right to acquire any interest in the Property; and (ix) the Rent Roll discloses all currently existing Leases and is complete, accurate and true in all respects. As used herein, the term "Person" shall mean and refer to any natural person, corporation, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          48  Affirmative Covenants.  Assignor shall:
    (i) observe, perform and discharge, duly and punctually, all and singular the obligations, terms, covenants, conditions and warranties of the Leases, on the part of Assignor to be kept, observed and per-

    formed, and give prompt notice to Assignee of any failure on the part of Assignor to observe, perform and discharge the same; (ii) direct the Lessees to deliver all rents and other payments due under the Leases to Assignee upon written request of Assignee and without further action of Assignor; (iii) upon request of Assignee, notify Lessees in writing of this Assignment and that any security deposit, or other deposits heretofore delivered to Assignor have been retained by Assignor or assigned and delivered to Assignee, as the case may be;
    (iv) enforce or secure in the name of Assignee the performance of each and every obligation, term, covenant, condition and agreement of the Leases to be performed by Lessees; (v) appear in and defend any action or proceeding arising under, occurring out of, or in any manner con-

    nected with the Leases or the obligations, duties, or liabilities of Assignor and Lessees thereunder; and (vi) upon request by Assignee, to do so in the name and on behalf of Assignee but at the expense of Assignor, and to pay all costs and expenses of Assignee, including, without limitation, reasonable attorneys' fees. In the negotiation of any future leases or the renewal of any of the Leases, Assignor shall use commercially reasonable efforts not to agree to obtain the agreement of Assignee to execute a subordination, non-disturbance and attornment agreement ("SNDA") with the Lessee or proposed lessee. So long as Assignor uses such commercially reasonable efforts, Assignee shall enter into an SNDA on Assignee's then current standard SNDA form with the tenant for any lease which is either expressly approved by Assignee in writing or which meets the criteria set forth in paragraphs (a) or (b) of Section 3, below. Pursuant to such SNDA, Assignee shall agree that in the exercise of any foreclosure remedies under the Deed of Trust, Assignee will not disturb such tenant in its possession of the demised premises so long as such tenant is not in default under its lease.

          49 Negative Covenants. Assignor shall not, without the prior written consent of Assignee: (i) lease any part of the Property or renew or extend any of the Leases; (ii) terminate, amend, modify or alter in any manner any of the Leases, or waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge Lessees from any obligations, covenants, conditions or agreements by such Lessees to be kept, or accept or consent to any surrender of the Leases; (iii) receive or collect any Receipts for a period of more than one month in advance (whether in cash or by promissory note or otherwise); (iv) further assign the Leases or pledge, transfer, mortgage or otherwise encumber or assign future payments of Receipts; (v) commence an action of ejectment or summary proceedings for dispossession of the Lessees under any of the Leases;
    (vi) consent to any modification of the express purposes for which the Property has been leased; or (vii) consent to any subletting of the Property or any part thereof, or to any assignment of the Leases by lessees thereunder or to any assignment or further subletting by any sublessees. Notwithstanding the foregoing, Assignor may do the following with respect to the Leases, including without limitation any new leases affecting the Property, without obtaining Assignee's prior written consent:

            A. Enter into any amendment or modification of any Lease, so long as the Lessee under such Lease leases not more than 10,000 rentable square feet of the Property, provided that Assignor delivers to Assignee an executed copy of such amendment within a reasonable time after execution thereof, but in no case later than 5 business days after such execution, and provided further that such amendment (i) is consistent with the ordinary and reasonable business practices and procedures customarily employed by Assignor for properties similar to the Property,
          (ii) does not substantially increase the obligations of the landlord by providing non-market inducements to the Lessee, (iii) does not decrease or accelerate the rent under such Lease, (iv) does not decrease the term of such Lease, unless such a reduced lease term is granted in conjunction with both retaining an existing Lessee and with enlarging the size of the same Lessee's space in the Property, (v) does not cause such Lease to vary substantially from Assignor's standard form lease, and (vi) is not of a Lease for a single tenant space which comprises all or substantially all of the area for an individual building on the Property; and

            B.       Enter into new bona fide arms-length
          leases (or renew existing Leases) with third-party tenants for premises of 10,000 rentable square feet or less, provided such leases (i) are on Assignor's standard form lease approved by Assignee, with no modifications that substantially increase the obligations of the landlord by providing non-market inducements to the Lessee, and (ii) are not for a single tenant space which comprises all or substantially all of the area for an individual building on the Property; and

            C. Terminate any Lease (for premises of 10,000 rentable square feet or less) in the ordinary course of Assignor's business (i) for non-payment of rent or other material default by the Lessee thereunder so long as such termination does not include a payment by such Lessee to Assignor, or
          (ii) if all of the space occupied pursuant to the Lease to be terminated is to be leased to another Lessee in conjunction with a transaction permitted under Section 3(a)(iv), above.

    In any case in which Assignee's consent is required pursuant to this
    Section 3, Assignee shall respond to requests for such consent in an expedient manner, and such consent shall not be unreasonably withheld or delayed and shall be deemed given unless objections in reasonable detail are given to Assignee within eight (8) business days following Assignor's receipt of (i) written request for such consent, which written request shall include the date Assignee's response is due, and
    (ii) all pertinent information relating to the Lease or proposed lease in question, including, without limitation, copies of the proposed amendment or new lease, if applicable.

          50 Default and Remedies. In the event any representation or warranty herein of Assignor shall be found to be untrue in any material respect when made, or thereafter becomes untrue in any material respect, or in the event Assignor shall default in the payment of any Indebtedness (as hereinafter defined) or in the observance or performance of any other Obligation (as hereinafter defined), after the expiration of all applicable grace or cure periods, if any, set forth in the Deed of Trust, then, in each such instance, the same shall constitute an "Event of Default" hereunder and under the Loan Documents (as defined in the Deed of Trust), thereby entitling Assignee to declare all Indebtedness immediately due and payable and to exercise any and all of the rights and remedies provided thereunder and hereunder as well as by law or in equity. Specifically, but without limiting the generality of the foregoing, upon or at any time after the occurrence of an Event of Default, Assignee, at its option, shall have the complete right, power and authority to exercise and enforce any or all of the following rights and remedies:

           (i) to terminate and revoke the license granted to Assignor hereunder and collect the Receipts, and without taking possession of the Property, in Assignee's own name, to demand, collect, receive, sue for, attach and levy the Receipts, to give proper receipts, releases and acquittances therefor, and after deducting all necessary and proper costs and expenses of operation and collection, as determined in Assignee's sole judgment, and including reasonable attorneys' fees, to apply the net proceeds thereof, together with any funds of Assignor deposited with Assignee, upon the Indebtedness and in such order as Assignee may determine in its sole discretion; and

          (ii) without regard to the adequacy of the security, with or without any action or proceeding, through any person or by agent, by the Trustee under the Deed of Trust, or by a receiver appointed by a court of competent jurisdiction, and irrespective of Assignor's possession, to enter upon, take possession of, manage and operate the Property, or any part thereof or interest therein, make, modify, enforce, cancel or accept surrender of, any of the Leases, remove and evict any Lessee, increase or decrease rents under any of the Leases, decorate, clean and repair any premises under any of the Leases, and otherwise do any act or incur any costs or expenses as Assignee deems necessary or proper to protect the rights of Assignee therein, as fully and to the same extent as Assignor could do if in possession, and in such event to apply the Receipts so collected to the operation and management of the Property, in such order as the Assignee shall deem proper in its sole discretion, including payment of reasonable management, brokerage and attorneys' fees, payment of the Indebtedness and maintenance, without interest, of reserves for replacements.

    Collection of Receipts hereunder, and application thereof as specified above, and/or the entry upon and taking possession of the Property, or any part thereof or interest therein, shall not cure or waive any default or waive, modify or affect any notice of default under any Loan Documents, or invalidate any act done pursuant to such notice, and the enforcement of such right or remedy by Assignee, once exercised, shall continue for so long as Assignee shall elect. If Assignee shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent Event of Default. A demand upon any Lessee made by Assignee for payment of Receipts by reason of any default claimed by Assignee hereunder or under any other Loan Documents shall be sufficient to warrant to said Lessee to make future payments of all Receipts to Assignee without the necessity for further consent by Assignor.

          As used herein, the term "Indebtedness" shall mean and refer to the principal of and all other amounts, payments and premiums due under the Note and any extensions or renewals thereof (including extensions or renewals at a different rate of interest, whether or not evidenced by a new or additional promissory note or notes), and all other indebtedness of Assignor to Assignee and additional advances under, evidenced by and/or secured by the Loan Documents, plus interest on all such amounts. As used herein, the term "Obligations" shall mean and refer to any and all of the covenants, promises and other obligations (including the Indebtedness) made or owing by Assignor to or due Assignee under and/or as set forth in the Loan Documents and all of the material covenants, promises and other obligations made or owing by Assignor to each and every other Person relating to the Property.

          51 Grant of License to Assignor. So long as there shall exist no Event of Default, Assignor shall have the right under a license granted hereby (but limited as provided in this paragraph) to collect, but not prior to accrual, all Receipts. Assignor shall receive such Receipts, and shall hold the same, as well as the right and license to receive the same, as a trust fund to be applied, and Assignor shall so apply the same, first to the payment of taxes and assessments upon the Property before penalty or interest are due thereon, second to the cost of such insurance and of such maintenance and repairs as is required by the terms of the Deed of Trust, third to the satisfaction of all obligations under the Leases, and fourth to the payment of the Indebtedness before using any part of the Receipts for any other purpose.

          52 Power of Attorney. Effective automatically upon the occurrence of an Event of Default and continuously thereafter, and without the necessity of the execution of any further documents or instruments, Assignor hereby constitutes and appoints Assignee as Assignor's true and lawful attorney, coupled with an interest, in the name, place and stead of Assignor (i) to collect, demand, sue for, attach, levy, recover and receive all Receipts due and payable by Lessees pursuant to the Leases and to give proper notices, receipts, releases and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit upon any portion, as selected by Assignee, of the Indebtedness, notwithstanding that the amount owing thereunder may not then be due and payable or that the Indebtedness is adequately secured, and Assignor does hereby authorize and direct such Lessees to deliver such payment to Assignee in accordance with the foregoing; and (ii) to subject and subordinate at any time and from time to time, the Leases, to the lien of the Deed of Trust or any other Loan Documents or any other mortgage or deed of trust on or to any ground lease of the Property or to request or require such subordination, where such reservation, option or authority was reserved under the Leases to the Assignor, or in any case, where the Assignor otherwise would have the right, power or privilege so to do. Assignor hereby ratifies and confirms all acts that Assignee shall do or cause to be done by virtue of the powers granted hereby and warrants that the Assignor has not, on or at any time prior to the date hereof, exercised any such right of subordination under clause (ii) above and covenants not to exercise any such right except as may be required by Assignee. The power of attorney hereunder granted is irrevocable and continuing, shall survive the insolvency or dissolution of Assignor, and such rights, powers and privileges shall be exclusive in Assignee, its successors and assigns so long as any part of the Indebtedness shall remain unpaid.

          53 Indemnity. Assignor shall indemnify, defend, protect and hold Assignee harmless from and against any and all lia-

    bility, loss, cost, damage or expense (including, without limitation, reasonable attorneys' fees) that Assignee may or might incur under or by reason of this Assignment, for any action taken by Assignee hereunder, or the enforcement of this Assignment, or by reason or in defense of any and all claims and demands whatsoever that may be asserted against Assignee arising out of the Leases, including any claim by any Lessees of credit from rental paid to and received by Assignor. If Assignee incurs any such liability, loss, cost, damage or expense, the amount thereof with interest thereon at the Secondary Interest Rate (as defined in the Note), shall be payable by Assignor immediately upon demand, shall be secured by the Deed of Trust, and shall be part of the Indebtedness.

          54 No Waiver. The failure of Assignee to avail itself of any of the terms, covenants and conditions of this Assignment for any period of time, or at any time or times, shall not be construed or deemed to be a waiver of any such right, and nothing herein contained, nor anything done or omitted to be done by Assignee pursuant hereto, shall be deemed a waiver by Assignee of any of its rights and remedies under the Loan Documents, or under any applicable laws. The rights of Assignee to collect the Indebtedness and to enforce any security therefor may be exercised by Assignee, either prior to, simultaneously with, or subsequent to, any action taken hereunder.

          55 No Merger. So long as any of the Indebtedness shall remain unpaid, unless Assignee shall otherwise consent in writing, the leasehold estates and the subleasehold estates on the Property, if any, shall not merge, but shall always be kept separate and distinct, notwithstanding the union of said estates either in Assignor or in any Lessees or in a third party, by purchase or otherwise.

          56  No Mortgagee in Possession; No Other Liability.
    The acceptance by Assignee of this Assignment, with all of the rights, power, privileges and authority so created, shall not, prior to entry upon and taking of possession of the Property by Assignee, be deemed or construed to (i) constitute Assignee a mortgagee in possession nor thereafter or at any time or in any event obligate Assignee to appear in or defend any action or proceeding relating to the Leases or to the Property, (ii) require Assignee to take any action hereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Leases, or (iii) require Assignee to assume any obligation or responsibility for any security deposits or other deposits delivered to Assignor by Lessees and not assigned and delivered to Assignee. Assignee shall not be liable in any way for any injury or damage to person or property sustained by any Person in or about the Property.

          57 Payment of Indebtedness. Upon payment in full of all of the Indebtedness, this Assignment shall become and be void and of no effect, but the affidavit, certificate, letter or statement of any officer of Assignee showing any part of said Indebtedness to remain unpaid shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Assignment, and any Person may and is hereby authorized to rely thereon.

          58 Notices. All notices, demands or documents of any kind that Assignee or Assignor may be required or may desire to serve shall be served in the manner provided in the Deed of Trust.

          59 Successors and Assigns; Gender. The terms, covenants, conditions and warranties contained herein and the powers granted hereby shall run with the land, shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, successors and assigns, and all subsequent owners of the Property, and all subsequent holders of the Note and the Deed of Trust, subject in all events to the provisions of the Deed of Trust regarding transfers of the Property by Assignor. In this Assignment, whenever the context so requires, the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural and conversely in each case. If there is more than one party constituting Assignor, all obligations of each Assignor hereunder shall be joint and several.

          60 Severability. If any term, provision, covenant or condition hereof or any application thereof should be held unen-

    forceable, in whole or in part, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

          61 Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Arizona.

          62 Expenses. Assignor shall pay on demand all costs and expenses incurred by Assignee in connection with the review of Leases, including the fees and disbursements of Assignee's outside counsel.

          63 Absolute Assignment. Notwithstanding anything contained herein to the contrary, this Assignment is intended by Assignor and Assignee to create and shall be construed to create an absolute assignment by Assignor to Assignee of all of Assignor's right, title and interest in the Leases and Receipts and shall not be deemed to create a security interest therein. Assignor and Assignee further agree that, during the term of this Assignment, the Leases and Receipts shall not constitute property of Assignor (or of any estate of Assignor) within the meaning of 11 U.S.C. Section 541, as amended from time to time.

          64  Priority Of Leases.  NOTICE OF THE FOLLOWING IS
    HEREBY GIVEN TO ALL TENANTS EXECUTING A LEASE AFFECTING THE PROPERTY, EACH OF WHICH SHALL BE ON NOTICE OF, BOUND BY AND SUBJECT TO THE TERMS OF THIS PARAGRAPH 18:

            18.1 Anything to the contrary in any Lease notwithstanding, Assignee shall have the right, but not the obligation, to change the priority of that Lease and the lien of the Deed of Trust from time to time by one or more unilateral notices to the tenant that (a) the lien of the Deed of Trust shall be subordinate to such Lease, or (b) the Lease shall be subordinate to the Deed of Trust.

            18.2     Upon written request of Assignee, every
    tenant under a Lease receiving such request shall execute and deliver to Assignee within the time period specified in that written request a written agreement which provides the following: (a) upon the foreclosure of the Deed of Trust such tenant shall attorn to the purchaser of the Property at the foreclosure sale, and (b) the foreclosure of the Deed of Trust shall not disturb or result in the cancellation or termination of that tenant's Lease. Assignee has no obligation to deliver such a request to any tenant.

            18.3 Assignor covenants that, unless Assignee otherwise agrees, each Lease shall provide, among other things, that Assignee shall have the right to (a) change the relative priority of that Lease and the Deed of Trust by notice to the tenant that (i) the Lease shall be subordinate to the Deed of Trust, or (ii) the Deed of Trust shall be subordinate to the Lease, and (b) elect whether or not
    (i) such Lease shall survive foreclosure of the Deed of Trust, and
    (ii) such tenant shall attorn to Assignee or the purchaser upon a foreclosure sale.

            18.4 Assignee shall have the right to elect to be a third party beneficiary of any attornment provisions contained in any Lease. Anything to the contrary in any Lease notwithstanding, no election by Assignor under any Lease or otherwise to alter the relative priority of that Lease and the Deed of Trust shall be effective unless Assignee shall have consented thereto in writing.

          65 Limitation on Personal Liabilities. Assignor's liability (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note; (ii) under the Nevada Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

          66 Counterparts. This Assignment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original and all of which together shall constitute but one and the same Assignment.

          IN WITNESS WHEREOF, this Assignment of Lessor's
    Interest in Leases has been duly executed by Assignor the day and year first above written.

    "ASSIGNOR":

    BEDFORD PROPERTY INVESTORS, INC.,
    a Maryland corporation


    By:    /s/ Scott R. Whitney

            Scott R. Whitney, Senior Vice President
          [Printed Name and Title]


    Witness (other than Notary Public):

       /s/ Cindy Lynds

    Name: Cindy Lynds


    The Prudential Insurance Company
    of America hereby executes this
    Assignment to evidence its agreement
    with the last two sentences of
    Section 2, hereof.

    THE PRUDENTIAL INSURANCE COMPANY OF
    AMERICA, a New Jersey corporation


    By:     /s/ Michael B. Jameson


            Michael B. Jameson
           [Printed Name and Title]


    Witness (other than Notary Public):



    Name:


      [11128.AGRE]I13400


    State of                    California          )
                                )    ss.
    County of                   Contra Costa        )



    On February 2, 1998, before me, Rebecca L. Ingraca , a notary public, personally appeared
    Scott R. Whitney, Sr. V.P.
    personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                /s/ Rebecca L. Ingraca
                                Notary Public





            (seal)

  State of                    California          )
                                )    ss.
    County of                   Contra Costa        )



    On February 2, 1998, before me,      Rebecca L. Ingraca    , a notary
    public, personally appeared
    Scott R. Whitney, Sr. V. P.
    personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                /s/Rebecca L. Ingraca
                                Notary Public





            (seal)

    RECORDING REQUESTED BY
    AND WHEN RECORDED MAIL TO:

    Steefel, Levitt & Weiss
    One Embarcadero Center, 30th Floor
    San Francisco, California  94111

    Attention:  James F. Eastman, Esq.




    _______________________________________________________________



                    ASSIGNMENT OF LESSOR'S INTEREST
                               IN LEASES
                               (Fremont)


          THIS ASSIGNMENT OF LESSOR'S INTEREST IN LEASES (this "Assignment") is made as of January 30, 1998, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation having offices at 270 Lafayette Circle, Lafayette, California 94549 ("Assignor"), in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation having offices at Four Embarcadero Center, Suite 2700,
    San Francisco, California 94111 ("Assignee"), for the benefit and protection of Assignee as beneficiary under that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements of even date herewith executed by Assignor in favor of Assignee (the "Deed of Trust") encumbering that certain real property, together with any improvements now or at any time located thereon, located in the County of Alameda, State of California (the "Property"), and more particularly described in Exhibit A attached hereto and incorporated herein by this reference and for the benefit and protection of Assignee as payee and holder of that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20, 1996), executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), and all modifications, renewals or extensions thereof (the "Multistate Note"), and that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Assignee or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and that certain Promissory Note dated as of even date herewith executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000), payable to Assignee or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note," and together with the Multistate Note and the Nevada Note, collectively, the "Note").

                          W I T N E S S E T H:

          FOR VALUE RECEIVED, Assignor does hereby irrevocably and absolutely SELL, ASSIGN, TRANSFER, SET OVER AND DELIVER unto Assignee any and all leasehold interests, including subleases and tenancies following attornment, now or hereafter affecting or covering any part of the Property, including, without limitation, those leases described in Exhibit B attached hereto (collectively, the "Leases").

          TOGETHER, with the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues and profits now due or which may become due or to which Assignor may now or shall hereafter (including the period of redemption, if any) become entitled or may demand or claim, arising or issuing from or out of the Leases or from deficiency rents and liquidated damages following default, including, without limitation, all security and other deposits now or hereafter held by Assignor, and all proceeds payable under any policy of insurance covering loss of rents or other income from the Property, together with any and all rights and claims of any kind that Assignor may have against lessees under the Leases or any subtenants or occupants of the Property, or any part thereof (all such moneys, rights and claims described in this paragraph being hereinafter called the "Receipts").

          SUBJECT, however, to a license hereby granted by Assignee to Assignor, but limited as hereinafter provided, to collect and receive the Receipts.

          ASSIGNOR REPRESENTS, WARRANTS, COVENANTS AND AGREES AS
    FOLLOWS:

          67 Representations and Warranties. Assignor represents and warrants that: (i) Assignor is the owner of the Property, and has good title to the Leases and Receipts and full and complete right to assign the same; (ii) no other Person (as herein-

    after defined) has any right, title or interest in the Leases or Receipts; (iii) Assignor has duly and punctually performed all and singular the obligations, terms, covenants, conditions and warranties of the Leases on Assignor's part to be kept, observed and performed;
    (iv) Assignor has not previously sold, assigned, transferred, mortgaged or pledged the Leases or the Receipts, whether now due or hereafter to become due; (v) no Receipts for any period of more than thirty (30) days subsequent to the date hereof have been collected, nor has payment of any of same been otherwise discharged or compromised; (vi) the lessees under the Leases ("Lessees") are not in default of any of the terms thereof and do not have any defense, set-off or counter claim against Assignor thereunder; (vii) the Leases are in full force and effect, are valid and enforceable in accordance with their terms, and have not been modified, amended or altered, whether in writing or orally, except as otherwise disclosed to Assignee in writing; (viii) except as disclosed on the rent roll delivered to Assignee in connection with the funding of the Loan (the "Rent Roll"), there are no unextinguished rent concessions, abatements or other inducements relating to the Leases, and no Lessee has any option or right to acquire any interest in the Property; and (ix) the Rent Roll discloses all currently existing Leases and is complete, accurate and true in all respects. As used herein, the term "Person" shall mean and refer to any natural person, corporation, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          68  Affirmative Covenants.  Assignor shall:
    (i) observe, perform and discharge, duly and punctually, all and singular the obligations, terms, covenants, conditions and warranties of the Leases, on the part of Assignor to be kept, observed and per-

    formed, and give prompt notice to Assignee of any failure on the part of Assignor to observe, perform and discharge the same; (ii) direct the Lessees to deliver all rents and other payments due under the Leases to Assignee upon written request of Assignee and without further action of Assignor; (iii) upon request of Assignee, notify Lessees in writing of this Assignment and that any security deposit, or other deposits heretofore delivered to Assignor have been retained by Assignor or assigned and delivered to Assignee, as the case may be;
    (iv) enforce or secure in the name of Assignee the performance of each and every obligation, term, covenant, condition and agreement of the Leases to be performed by Lessees; (v) appear in and defend any action or proceeding arising under, occurring out of, or in any manner con-

    nected with the Leases or the obligations, duties, or liabilities of Assignor and Lessees thereunder; and (vi) upon request by Assignee, to do so in the name and on behalf of Assignee but at the expense of Assignor, and to pay all costs and expenses of Assignee, including, without limitation, reasonable attorneys' fees. In the negotiation of any future leases or the renewal of any of the Leases, Assignor shall use commercially reasonable efforts not to agree to obtain the agreement of Assignee to execute a subordination, non-disturbance and attornment agreement ("SNDA") with the Lessee or proposed lessee. So long as Assignor uses such commercially reasonable efforts, Assignee shall enter into an SNDA on Assignee's then current standard SNDA form with the tenant for any lease which is either expressly approved by Assignee in writing or which meets the criteria set forth in paragraphs (a) or (b) of Section 3, below. Pursuant to such SNDA, Assignee shall agree that in the exercise of any foreclosure remedies under the Deed of Trust, Assignee will not disturb such tenant in its possession of the demised premises so long as such tenant is not in default under its lease.

          69 Negative Covenants. Assignor shall not, without the prior written consent of Assignee: (i) lease any part of the Property or renew or extend any of the Leases; (ii) terminate, amend, modify or alter in any manner any of the Leases, or waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge Lessees from any obligations, covenants, conditions or agreements by such Lessees to be kept, or accept or consent to any surrender of the Leases; (iii) receive or collect any Receipts for a period of more than one month in advance (whether in cash or by promissory note or otherwise); (iv) further assign the Leases or pledge, transfer, mortgage or otherwise encumber or assign future payments of Receipts; (v) commence an action of ejectment or summary proceedings for dispossession of the Lessees under any of the Leases;
    (vi) consent to any modification of the express purposes for which the Property has been leased; or (vii) consent to any subletting of the Property or any part thereof, or to any assignment of the Leases by lessees thereunder or to any assignment or further subletting by any sublessees. Notwithstanding the foregoing, Assignor may do the following with respect to the Leases, including without limitation any new leases affecting the Property, without obtaining Assignee's prior written consent:

            A. Enter into any amendment or modification of any Lease, so long as the Lessee under such Lease leases not more than 10,000 rentable square feet of the Property, provided that Assignor delivers to Assignee an executed copy of such amendment within a reasonable time after execution thereof, but in no case later than 5 business days after such execution, and provided further that such amendment (i) is consistent with the ordinary and reasonable business practices and procedures customarily employed by Assignor for properties similar to the Property,
          (ii) does not substantially increase the obligations of the landlord by providing non-market inducements to the Lessee, (iii) does not decrease or accelerate the rent under such Lease, (iv) does not decrease the term of such Lease, unless such a reduced lease term is granted in conjunction with both retaining an existing Lessee and with enlarging the size of the same Lessee's space in the Property, (v) does not cause such Lease to vary substantially from Assignor's standard form lease, and (vi) is not of a Lease for a single tenant space which comprises all or substantially all of the area for an individual building on the Property; and

            B.       Enter into new bona fide arms-length
          leases (or renew existing Leases) with third-party tenants for premises of 10,000 rentable square feet or less, provided such leases (i) are on Assignor's standard form lease approved by Assignee, with no modifications that substantially increase the obligations of the landlord by providing non-market inducements to the Lessee, and (ii) are not for a single tenant space which comprises all or substantially all of the area for an individual building on the Property; and

            C. Terminate any Lease (for premises of 10,000 rentable square feet or less) in the ordinary course of Assignor's business (i) for non-payment of rent or other material default by the Lessee thereunder so long as such termination does not include a payment by such Lessee to Assignor, or
          (ii) if all of the space occupied pursuant to the Lease to be terminated is to be leased to another Lessee in conjunction with a transaction permitted under Section 3(a)(iv), above.

    In any case in which Assignee's consent is required pursuant to this
    Section 3, Assignee shall respond to requests for such consent in an expedient manner, and such consent shall not be unreasonably withheld or delayed and shall be deemed given unless objections in reasonable detail are given to Assignee within eight (8) business days following Assignor's receipt of (i) written request for such consent, which written request shall include the date Assignee's response is due, and
    (ii) all pertinent information relating to the Lease or proposed lease in question, including, without limitation, copies of the proposed amendment or new lease, if applicable.

          70 Default and Remedies. In the event any representation or warranty herein of Assignor shall be found to be untrue in any material respect when made, or thereafter becomes untrue in any material respect, or in the event Assignor shall default in the payment of any Indebtedness (as hereinafter defined) or in the observance or performance of any other Obligation (as hereinafter defined), after the expiration of all applicable grace or cure periods, if any, set forth in the Deed of Trust, then, in each such instance, the same shall constitute an "Event of Default" hereunder and under the Loan Documents (as defined in the Deed of Trust), thereby entitling Assignee to declare all Indebtedness immediately due and payable and to exercise any and all of the rights and remedies provided thereunder and hereunder as well as by law or in equity. Specifically, but without limiting the generality of the foregoing, upon or at any time after the occurrence of an Event of Default, Assignee, at its option, shall have the complete right, power and authority to exercise and enforce any or all of the following rights and remedies:

         (i) to terminate and revoke the license granted to Assignor hereunder and collect the Receipts, and without taking possession of the Property, in Assignee's own name, to demand, collect, receive, sue for, attach and levy the Receipts, to give proper receipts, releases and acquittances therefor, and after deducting all necessary and proper costs and expenses of operation and collection, as determined in Assignee's sole judgment, and including reasonable attorneys' fees, to apply the net proceeds thereof, together with any funds of Assignor deposited with Assignee, upon the Indebtedness and in such order as Assignee may determine in its sole discretion; and

        (ii) without regard to the adequacy of the security, with or without any action or proceeding, through any person or by agent, by the Trustee under the Deed of Trust, or by a receiver appointed by a court of competent jurisdiction, and irrespective of Assignor's possession, to enter upon, take possession of, manage and operate the Property, or any part thereof or interest therein, make, modify, enforce, cancel or accept surrender of, any of the Leases, remove and evict any Lessee, increase or decrease rents under any of the Leases, decorate, clean and repair any premises under any of the Leases, and otherwise do any act or incur any costs or expenses as Assignee deems necessary or proper to protect the rights of Assignee therein, as fully and to the same extent as Assignor could do if in possession, and in such event to apply the Receipts so collected to the operation and management of the Property, in such order as the Assignee shall deem proper in its sole discretion, including payment of reasonable management, brokerage and attorneys' fees, payment of the Indebtedness and maintenance, without interest, of reserves for replacements.

    Collection of Receipts hereunder, and application thereof as specified above, and/or the entry upon and taking possession of the Property, or any part thereof or interest therein, shall not cure or waive any default or waive, modify or affect any notice of default under any Loan Documents, or invalidate any act done pursuant to such notice, and the enforcement of such right or remedy by Assignee, once exercised, shall continue for so long as Assignee shall elect. If Assignee shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent Event of Default. A demand upon any Lessee made by Assignee for payment of Receipts by reason of any default claimed by Assignee hereunder or under any other Loan Documents shall be sufficient to warrant to said Lessee to make future payments of all Receipts to Assignee without the necessity for further consent by Assignor.

          As used herein, the term "Indebtedness" shall mean and refer to the principal of and all other amounts, payments and premiums due under the Note and any extensions or renewals thereof (including extensions or renewals at a different rate of interest, whether or not evidenced by a new or additional promissory note or notes), and all other indebtedness of Assignor to Assignee and additional advances under, evidenced by and/or secured by the Loan Documents, plus interest on all such amounts. As used herein, the term "Obligations" shall mean and refer to any and all of the covenants, promises and other obligations (including the Indebtedness) made or owing by Assignor to or due Assignee under and/or as set forth in the Loan Documents and all of the material covenants, promises and other obligations made or owing by Assignor to each and every other Person relating to the Property.

          71 Grant of License to Assignor. So long as there shall exist no Event of Default, Assignor shall have the right under a license granted hereby (but limited as provided in this paragraph) to collect, but not prior to accrual, all Receipts. Assignor shall receive such Receipts, and shall hold the same, as well as the right and license to receive the same, as a trust fund to be applied, and Assignor shall so apply the same, first to the payment of taxes and assessments upon the Property before penalty or interest are due thereon, second to the cost of such insurance and of such maintenance and repairs as is required by the terms of the Deed of Trust, third to the satisfaction of all obligations under the Leases, and fourth to the payment of the Indebtedness before using any part of the Receipts for any other purpose.

          72 Power of Attorney. Effective automatically upon the occurrence of an Event of Default and continuously thereafter, and without the necessity of the execution of any further documents or instruments, Assignor hereby constitutes and appoints Assignee as Assignor's true and lawful attorney, coupled with an interest, in the name, place and stead of Assignor (i) to collect, demand, sue for, attach, levy, recover and receive all Receipts due and payable by Lessees pursuant to the Leases and to give proper notices, receipts, releases and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit upon any portion, as selected by Assignee, of the Indebtedness, notwithstanding that the amount owing thereunder may not then be due and payable or that the Indebtedness is adequately secured, and Assignor does hereby authorize and direct such Lessees to deliver such payment to Assignee in accordance with the foregoing; and (ii) to subject and subordinate at any time and from time to time, the Leases, to the lien of the Deed of Trust or any other Loan Documents or any other mortgage or deed of trust on or to any ground lease of the Property or to request or require such subordination, where such reservation, option or authority was reserved under the Leases to the Assignor, or in any case, where the Assignor otherwise would have the right, power or privilege so to do. Assignor hereby ratifies and confirms all acts that Assignee shall do or cause to be done by virtue of the powers granted hereby and warrants that the Assignor has not, on or at any time prior to the date hereof, exercised any such right of subordination under clause (ii) above and covenants not to exercise any such right except as may be required by Assignee. The power of attorney hereunder granted is irrevocable and continuing, shall survive the insolvency or dissolution of Assignor, and such rights, powers and privileges shall be exclusive in Assignee, its successors and assigns so long as any part of the Indebtedness shall remain unpaid.

          73 Indemnity. Assignor shall indemnify, defend, protect and hold Assignee harmless from and against any and all lia-

    bility, loss, cost, damage or expense (including, without limitation, reasonable attorneys' fees) that Assignee may or might incur under or by reason of this Assignment, for any action taken by Assignee hereunder, or the enforcement of this Assignment, or by reason or in defense of any and all claims and demands whatsoever that may be asserted against Assignee arising out of the Leases, including any claim by any Lessees of credit from rental paid to and received by Assignor. If Assignee incurs any such liability, loss, cost, damage or expense, the amount thereof with interest thereon at the Secondary Interest Rate (as defined in the Note), shall be payable by Assignor immediately upon demand, shall be secured by the Deed of Trust, and shall be part of the Indebtedness.

          74 No Waiver. The failure of Assignee to avail itself of any of the terms, covenants and conditions of this Assignment for any period of time, or at any time or times, shall not be construed or deemed to be a waiver of any such right, and nothing herein contained, nor anything done or omitted to be done by Assignee pursuant hereto, shall be deemed a waiver by Assignee of any of its rights and remedies under the Loan Documents, or under any applicable laws. The rights of Assignee to collect the Indebtedness and to enforce any security therefor may be exercised by Assignee, either prior to, simultaneously with, or subsequent to, any action taken hereunder.

          75 No Merger. So long as any of the Indebtedness shall remain unpaid, unless Assignee shall otherwise consent in writing, the leasehold estates and the subleasehold estates on the Property, if any, shall not merge, but shall always be kept separate and distinct, notwithstanding the union of said estates either in Assignor or in any Lessees or in a third party, by purchase or otherwise.

          76  No Mortgagee in Possession; No Other Liability.
    The acceptance by Assignee of this Assignment, with all of the rights, power, privileges and authority so created, shall not, prior to entry upon and taking of possession of the Property by Assignee, be deemed or construed to (i) constitute Assignee a mortgagee in possession nor thereafter or at any time or in any event obligate Assignee to appear in or defend any action or proceeding relating to the Leases or to the Property, (ii) require Assignee to take any action hereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Leases, or (iii) require Assignee to assume any obligation or responsibility for any security deposits or other deposits delivered to Assignor by Lessees and not assigned and delivered to Assignee. Assignee shall not be liable in any way for any injury or damage to person or property sustained by any Person in or about the Property.

          77 Payment of Indebtedness. Upon payment in full of all of the Indebtedness, this Assignment shall become and be void and of no effect, but the affidavit, certificate, letter or statement of any officer of Assignee showing any part of said Indebtedness to remain unpaid shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Assignment, and any Person may and is hereby authorized to rely thereon.

          78 Notices. All notices, demands or documents of any kind that Assignee or Assignor may be required or may desire to serve shall be served in the manner provided in the Deed of Trust.

          79 Successors and Assigns; Gender. The terms, covenants, conditions and warranties contained herein and the powers granted hereby shall run with the land, shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, successors and assigns, and all subsequent owners of the Property, and all subsequent holders of the Note and the Deed of Trust, subject in all events to the provisions of the Deed of Trust regarding transfers of the Property by Assignor. In this Assignment, whenever the context so requires, the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural and conversely in each case. If there is more than one party constituting Assignor, all obligations of each Assignor hereunder shall be joint and several.

          80 Severability. If any term, provision, covenant or condition hereof or any application thereof should be held unen-

    forceable, in whole or in part, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

          81 Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

          82 Expenses. Assignor shall pay on demand all costs and expenses incurred by Assignee in connection with the review of Leases, including the fees and disbursements of Assignee's outside counsel.

          83 Absolute Assignment. Notwithstanding anything contained herein to the contrary, this Assignment is intended by Assignor and Assignee to create and shall be construed to create an absolute assignment by Assignor to Assignee of all of Assignor's right, title and interest in the Leases and Receipts and shall not be deemed to create a security interest therein. Assignor and Assignee further agree that, during the term of this Assignment, the Leases and Receipts shall not constitute property of Assignor (or of any estate of Assignor) within the meaning of 11 U.S.C. Section 541, as amended from time to time.

          84  Priority Of Leases.  NOTICE OF THE FOLLOWING IS
    HEREBY GIVEN TO ALL TENANTS EXECUTING A LEASE AFFECTING THE PROPERTY, EACH OF WHICH SHALL BE ON NOTICE OF, BOUND BY AND SUBJECT TO THE TERMS OF THIS PARAGRAPH 18:

            18.1 Anything to the contrary in any Lease notwithstanding, Assignee shall have the right, but not the obligation, to change the priority of that Lease and the lien of the Deed of Trust from time to time by one or more unilateral notices to the tenant that (a) the lien of the Deed of Trust shall be subordinate to such Lease, or (b) the Lease shall be subordinate to the Deed of Trust.

            18.2     Upon written request of Assignee, every
    tenant under a Lease receiving such request shall execute and deliver to Assignee within the time period specified in that written request a written agreement which provides the following: (a) upon the foreclosure of the Deed of Trust such tenant shall attorn to the purchaser of the Property at the foreclosure sale, and (b) the foreclosure of the Deed of Trust shall not disturb or result in the cancellation or termination of that tenant's Lease. Assignee has no obligation to deliver such a request to any tenant.

            18.3 Assignor covenants that, unless Assignee otherwise agrees, each Lease shall provide, among other things, that Assignee shall have the right to (a) change the relative priority of that Lease and the Deed of Trust by notice to the tenant that (i) the Lease shall be subordinate to the Deed of Trust, or (ii) the Deed of Trust shall be subordinate to the Lease, and (b) elect whether or not
    (i) such Lease shall survive foreclosure of the Deed of Trust, and
    (ii) such tenant shall attorn to Assignee or the purchaser upon a foreclosure sale.

            18.4 Assignee shall have the right to elect to be a third party beneficiary of any attornment provisions contained in any Lease. Anything to the contrary in any Lease notwithstanding, no election by Assignor under any Lease or otherwise to alter the relative priority of that Lease and the Deed of Trust shall be effective unless Assignee shall have consented thereto in writing.

          85 Limitation on Personal Liabilities. Assignor's liability (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note; (ii) under the Nevada Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

          86 This Assignment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original and all of which together shall constitute but one and the same Assignment.

          IN WITNESS WHEREOF, this Assignment of Lessor's
    Interest in Leases has been duly executed by Assignor the day and year first above written.

    "ASSIGNOR":

    BEDFORD PROPERTY INVESTORS, INC.,
    a Maryland corporation


    By:   /s/ Scott R. Whitney

            Scott R. Whitney, Senior Vice President
          [Printed Name and Title]


    The Prudential Insurance Company
    of America hereby executes this
    Assignment to evidence its agreement
    with the last two sentences of
    Section 2, hereof.

    THE PRUDENTIAL INSURANCE COMPANY OF
    AMERICA, a New Jersey corporation


    By:     /s/ Michael B. Jameson


            Michael B. Jameson
           [Printed Name and Title]



    [11128.AGRE]H61452

  State of                    California          )
                                )    ss.
    County of                   Contra Costa        )



    On February 2, 1998, before me,    Rebecca L. Ingraca     , a notary
    public, personally appeared
    Scott R. Whitney, Sr. V. P.
    personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                /s/ Rebecca L. Ingraca
                                Notary Public





            (seal)

  State of                         )
                                )    ss.
    County of                        )



    On _______________________, 1998, before me,
              , a notary public, personally appeared

    personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.




                                Notary Public





            (seal)

                                       RECORDING REQUESTED BY, AND
     WHEN RECORDED RETURN TO:

     Steefel, Levitt & Weiss
     One Embarcadero Center, 30th Floor
     San Francisco, California  94111

      Attention:  James F. Eastman, Esq.





    _____________________________________________________________________


                  FIRST MODIFICATION OF DEED OF TRUST
                          AND OTHER DOCUMENTS
                                (Nevada)


            This First Modification of Deed of Trust and Other
    Documents, dated as of January 30, 1998 (this "Modification"), is made by and between BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Trustor"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Beneficiary"), as a first modification to that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of May 9, 1997, executed by Trustor for the benefit of Beneficiary and recorded on May 9, 1997 as Instrument No. 2026926 in the Official Records of Washoe County, Nevada (the "Deed of Trust") and the other documents described herein. The Deed of Trust secures certain obligations of Trustor more particularly described therein and encumbers the real property described in Exhibit A attached hereto.

            Reference is also made to that certain Assignment of Lessor's Interest in Leases dated as of May 9, 1997, executed by Trustor in favor of Beneficiary and recorded on May 9, 19976 as Instrument No. 2096927 in the Official Records of Washoe County, Nevada (the "Assignment").

            This Modification is entered into in conjunction with that certain Third Modification of Deed of Trust and Other Documents (The Woodlands Business Park) of even date herewith, to be recorded in the Official Records of Salt Lake County, Utah, that certain Third Modification of Deed of Trust and Other Documents (Tustin Business Park) of even date herewith, to be recorded in the Official Records of Orange County, California, that certain Third Modification of Deed of Trust and Other Documents (Dupont Industrial Center, Ontario) of even date herewith, to be recorded in the Official Records of San Bernardino County, California, and that certain Second Modification of Deed of Trust and Other Documents (Milpitas Business
    Park) of even date herewith, to be recorded in the Official Records of Santa Clara County, California (collectively, together with this Modification, the "Modification Documents").

            The Modification Documents are entered into with reference to (i) Trustor's assumption of, and amendment and restatement of, that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Trustor in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), (ii) the indebtedness of Trustor evidenced by that certain Amended and Restated Promissory Note dated as of May 24, 1996, made by Trustor to the order of Beneficiary in the face principal amount of $25,000,000 (the "Multistate Note"), and (iii) the indebtedness of Trustor evidenced by that certain Promissory Note dated as of even date herewith executed by Trustor in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note," and together with the Multistate Note and the Nevada Note, collectively, the "Note"). Capitalized terms used and not otherwise defined herein have the meanings set forth for them in the Deed of Trust.

            In consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor and Beneficiary hereby agree as follows:

          I. Modification of Deed of Trust. The Deed of Trust is hereby modified as follows:

            A.       The definitions of Allocable Loan Amount,
    Combined Deeds of Trust, Combined Properties, Loan Documents, Milpitas Deed of Trust, Note, Ontario Deed of Trust, Remediation and Indemnification Agreements, Tustin Deed of Trust, and Woodlands Deed of Trust, as set forth in Article 1 of the Deed of Trust are hereby deleted in their entirety, and the following new definitions are inserted in their place, in the appropriate alphabetical order:

          Allocable Loan Amount: (i) For the property encumbered by the Ontario Deed of Trust, $8,000,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 8,000,000, and the denominator of which is 25,000,000; (ii) for the property encumbered by the Tustin Deed of Trust, $7,000,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is $7,000,000, and the denominator of which is 25,000,000; (iii) for the property encumbered by the Woodlands Deed of Trust, $5,200,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 5,200,000, and the denominator of which is 25,000,000; (iv) for the property encumbered by the Milpitas Deed of Trust, $4,800,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 4,800,000, and the denominator of which is 25,000,000; (v) for the property encumbered by this Deed of Trust, $8,913,730.85 less all payments of principal made under the Nevada Note;
          (vi) for the property encumbered by the Arizona Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000; (vii) for the properties encumbered by the South San Francisco Deed of Trust, $6,500,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 6,500,000, and the denominator of which is 20,900,000; and (viii) for the property encumbered by the Fremont Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000.

          Combined Deeds of Trust: Collectively, this Deed of Trust, the Woodlands Deed of Trust, the Ontario Deed of Trust, the Milpitas Deed of Trust, the Tustin Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, and the Fremont Deed of Trust.

          Combined Properties: Collectively, the Property, the property encumbered by the Woodlands Deed of Trust, the property encumbered by the Ontario Deed of Trust, the property encumbered by the Milpitas Deed of Trust, the property encumbered by the Tustin Deed of Trust, the property encumbered by the Arizona Deed of Trust, the properties encumbered by the South San Francisco Deed of Trust and the property encumbered by the Fremont Deed of Trust.

          Loan Documents: The Note, the Application, that certain Note Assignment and Assumption Agreement dated as of May 9, 1997 relating to the Nevada Note, this Deed of Trust, the Woodlands Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Milpitas Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, the Fremont Deed of Trust, each of the Assignments of Agreements, each of the Assignments of Lessor's Interest in Leases and all other documents, with the exception of the Remediation and Indemnification Agreements, evidencing, securing or relating to the Loan, the payment of the Indebtedness or the performance of the Obligations.

          Milpitas Deed of Trust: That certain Deed of Trust dated as of May 24, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Santa Clara County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

          Note: Collectively (i) that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20,
          1996), executed by Trustor in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Multistate Note"), (ii) that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Trustor in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and (iii) that certain Promissory Note dated as of January 30, 1998 executed by Trustor in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000) payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note").

          Ontario Deed of Trust: That certain Deed of Trust dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Bernardino County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Third Modification of Deed of Trust and Other Loan Documents
          dated as of January   , 1998, as further amended from
          time to time.

          Remediation and Indemnification Agreements:
          Collectively, (i) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 9, 1997, executed by Trustor in favor of Beneficiary in connection with the Property, (ii) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Woodlands Deed of Trust, (iii) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Ontario Deed of Trust,
          (iv) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Tustin Deed of Trust, (v) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 24, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Milpitas Deed of Trust, (vi) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Arizona Deed of Trust, (vii) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the South San Francisco Deed of Trust, and (viii) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Fremont Deed of Trust.

          Tustin Deed of Trust: That certain Deed of Trust dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Orange County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

          Woodlands Deed of Trust: That certain Deed of Trust dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Salt Lake County, Utah, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

            B.       The following new definitions of Arizona
    Deed of Trust, Fremont Deed of Trust and South San Francisco Deed of Trust are hereby added to Article 1 of the Deed of Trust, in alphabetical order:

          Arizona Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Maricopa County, Arizona, as amended from time to time.

          Fremont Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Alameda County, California, as amended from time to time.

          South San Francisco Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Mateo County, California as amended from time to time.

            C. Paragraph 6.1.A(8) of the Deed of Trust is hereby deleted in its entirety and the following new paragraph is hereby inserted in its place:

                     (8)         An "Event of Default" occurs
          under any one or more of the Tustin Deed of Trust, the Woodlands Deed of Trust, the Milpitas Deed of Trust, the Ontario Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust and/or the Fremont Deed of Trust.

            D.       Paragraph 9.36 of the Deed of Trust is
    hereby deleted in its entirety and the following new Paragraph 9.36 is hereby inserted in its place:


              9.36  Partial Release.  Beneficiary agrees to
          release, at any time after May 31, 1998, the Property from the lien of this Deed of Trust upon the satisfac-

          tion of the following conditions at the time of reconveyance:

                  (1)  No Event of Default shall have occurred
              and no event which, with the passage of time or the giving on notice, or both, would constitute an Event of Default shall have occurred either at the time of Beneficiary's receipt of the Trustor's written request for a reconveyance or as of the date of such reconveyance;

                  (2)  Not more than a total of three (3) of
              the Combined Deeds of Trust (including, without limitation, this Deed of Trust) shall have been previously reconveyed or shall be reconveyed hereby or concurrently herewith (and in no event shall Trustor be entitled to more than three (3) total releases of any or all of the Combined Properties hereunder and/or under the Combined Deeds of Trust);

                  (3)  Trustor shall pay to Beneficiary, prior
              to or concurrently with the reconveyance of this Deed of Trust, the Allocable Loan Amount for the Property along with the prepayment premium allocable to such Allocable Loan Amount as determined pursuant to the applicable Note;

                  (4)  Beneficiary shall have been provided
              satisfactory evidence that the reconveyance of this Deed of Trust does not violate the provisions of any declaration of covenants, conditions and restrictions, reciprocal easement agreement, Lease or other agreement affecting the Property or any portion thereof;

                  (5)  The Remaining Properties shall have:
              (i) after the first reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 1.80 and a Combined Loan to Value Ratio of not more than 65%,
              (ii) after the second reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than
              1.90 and a Combined Loan to Value Ratio of not more than 60%, and (iii) after the third and final reconveyance both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 2.00 and a Combined Loan to Value Ratio of not more than 55%;

                  (6)  Each of the individual Remaining
              Properties shall have both an Individual Debt Service Coverage and a Future Individual Debt Service Coverage of not less than 1.00 and an Individual Loan to Value Ratio of not more than 75%;

                  (7)  Beneficiary shall have received a
              commitment that the title company insuring the liens of the Woodlands Deed of Trust, the Tustin Deed of Trust, the Milpitas Deed of Trust, the Ontario Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, and the Fremont Deed of Trust will issue such title endorsements as Beneficiary deems necessary or desirable for attachment to the applicable title policies, including without limitation, CLTA Endorsement Nos. 110.5, 111, and 111.1;

                  (8)  Trustor shall pay to Beneficiary all
              escrow, closing and recording costs, the cost of preparing and delivering any reconveyance documentation, including legal fees and costs, the cost of any title insurance endorsements that Beneficiary may require, recording fees, any sums then due and payable under the Loan Documents and a non-refundable $25,000 processing fee, which fee shall be paid at the time of notice of the requested reconveyance;

                  (9)  Trustor shall have provided Beneficiary
              with forty-five (45) days prior written notice of the requested reconveyance; and

                  (10) Such other terms and conditions as
              Beneficiary shall reasonably require.

                  Notwithstanding the foregoing, in the event that the Debt Service Coverage and the Loan to Value Ratio tests set forth in Paragraphs 9.36(5) and 9.36(6), above, cannot be satisfied because of the value of, or the net cash flow from, the applicable Combined Properties, Trustor may, at its option, satisfy such tests by making a principal prepayment (the "Excess Principal Payment") on the Loan in an amount sufficient to satisfy such tests so long as Trustor also pays to Beneficiary any prepayment premium relating to such principal prepayment, as determined by the applicable Note. Upon receipt of the Excess Principal Payment, Beneficiary shall apply such amount to reduce the outstanding Loan and may apply such amount to any one or more of the Multistate Note, the Nevada Note and/or the Arizona/California Note (in such order or priority as to satisfy such tests, as determined by Beneficiary), and shall allocate the Excess Principal Payment to the applicable Allocable Loan Amount in proportion to each such Allocable Loan Amount's share of the outstanding principal balance of the Note to which such amount is applied, and, the monthly payments due under such applicable Note shall be adjusted, as of the date of the release of this Deed of Trust pursuant to this Paragraph 9.36, to reflect the Excess Principal Payment applied to such applicable Note, such adjustment to be based on the applicable interest rate under such Note and an amortization schedule equal to 300 months minus the number of months that have elapsed since May 31, 1998.

          E. Paragraph 9.37 of the Deed of Trust is hereby deleted in its entirety and the following new Paragraph 9.37 is hereby inserted in its place:

              9.37     Limitation on Personal Liabilities.
    Trustor's liability (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note;
    (ii) under the Nevada Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

          F. The Deed of Trust is hereby modified to provide that it secures, in addition to all other obligations now or hereafter secured thereby, a. Trustor's obligations to Beneficiary under the Multistate Note, the Nevada Note, the Arizona/California Note and all other Loan Documents, as supplemented and/or otherwise modified by this Modification, and b. Trustor's obligations to Beneficiary under the (i) the Arizona Deed of Trust, (ii) the South San Francisco Deed of Trust, (iii) the Fremont Deed of Trust, and (iv) the Modification Documents.

          II.  Modification of Multistate Note.  The Multistate
    Note is hereby amended so that (i) the term "Deeds of Trust" as used therein includes the Arizona Deed of Trust, the South San Francisco Deed of Trust and the Fremont Deed of Trust (as defined in Paragraph
    1.2 of this Modification) as well as the balance of the Deeds of Trust provided therein, as modified by the Modification Documents, (ii) the term "Remediation and Indemnification Agreements" as used therein shall have the meaning ascribed thereto in the Deeds of Trust (as modified by the Modification Documents).

          III. Modification of Assignment. The Assignment is hereby amended so that (i) the term "Note" as used therein shall mean collectively, the Multistate Note, the Nevada Note and the Arizona/California Note, and (ii) the term "Deed of Trust" as used therein shall mean the Deed of Trust as modified by this Modification.

          IV.  Modification of Other Documents.  The other Loan
    Documents and the Remediation and Indemnification Agreement executed by Trustor in favor of Beneficiary in connection with the Property are hereby amended so that (i) the term "Note" as used therein shall mean collectively, the Multistate Note, the Nevada Note and the Arizona/California Note, the term "Deed of Trust" as used therein shall mean the Deed of Trust as modified by this Modification.

          V. No Other Modification. Except as expressly modified hereby, the Note, the Deed of Trust, and other Loan Documents remain unmodified and in full force and effect.

          VI. Miscellaneous. This Modification shall bind, and shall inure to the benefit of, the successors and assigns of the parties. This document may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof. This Modification shall be governed by the laws of the State of Nevada (without regard to any choice of law provisions thereof).

              IN WITNESS WHEREOF, Trustor and Beneficiary have caused this Modification to be duly executed as of the date first written above.


    "TRUSTOR":

    BEDFORD PROPERTY INVESTORS, INC.,
    a Maryland corporation


    By:   /s/ Scott R. Whitney

              Scott R. Whitney, Senior Vice President
              [Printed Name and Title]


    "BENEFICIARY":

    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


    By:   /s/ Michael B. Jameson
              Michael B. Jameson
              Vice President


    [11128.AGRE]I3394

  State of California       )
                         )
    County of  Contra Costa             )



    On February 2, 1998, before me, Rebecca L. Ingraca, Notary Public,
    personally appeared   Scott R. Whitney, Sr. V. P.,

     X personally known to me or ____ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                    /s/ Rebecca L. Ingraca

  State of California       )
                         )
    County of                 )



    On _________, 1998, before me, ________________, Notary Public, personally appeared ___________________________________,

    ____ personally known to me or ____ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                    _______________________________

   RECORDING REQUESTED BY, AND
     WHEN RECORDED RETURN TO:

     Steefel, Levitt & Weiss
     One Embarcadero Center, 30th Floor
     San Francisco, California  94111

      Attention:  James F. Eastman, Esq.





    _____________________________________________________________________


                  SECOND MODIFICATION OF DEED OF TRUST
                          AND OTHER DOCUMENTS
                         (Milpitas Town Center)


            This Second Modification of Deed of Trust and Other
    Documents, dated as of January 30, 1998 (this "Modification"), is made by and between BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Trustor"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Beneficiary"), as a second modification to that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of May 24, 1996, executed by Trustor for the benefit of Beneficiary and recorded on May 31, 1996 as Instrument No. 13312305 in the Official Records of Santa Clara County, California, as modified by that certain First Modification of Deed of Trust and Other Documents (the "First Modification") dated as of May 9, 1997 and recorded on May 9, 1997 as Instrument No. 13702775 in the Official Records of Santa Clara County, California (collectively, the "Deed of Trust") and the other documents described herein. The Deed of Trust secures certain obligations of Trustor more particularly described therein and encumbers the real property described in Exhibit A attached hereto.

            Reference is also made to that certain Assignment of Lessor's Interest in Leases dated as of May 24, 1996, executed by Trustor in favor of Beneficiary and recorded on May 31, 1996 as Instrument No. 13312306 in the Official Records of Santa Clara County, California, as modified by the First Modification (collectively, the "Assignment").

            This Modification is entered into in conjunction with that certain Third Modification of Deed of Trust and Other Documents (The Woodlands Business Park) of even date herewith, to be recorded in the Official Records of Salt Lake County, Utah, that certain Third Modification of Deed of Trust and Other Documents (Tustin Business Park) of even date herewith, to be recorded in the Official Records of Orange County, California, that certain Third Modification of Deed of Trust and Other Documents (Dupont Industrial Center, Ontario) of even date herewith, to be recorded in the Official Records of San Bernardino County, California, and that certain First Modification of Deed of Trust and Other Documents (Nevada) of even date herewith, to be recorded in the Official Records of Washoe County, Nevada (collectively, together with this Modification, the "Modification Documents").

            The Modification Documents are entered into with reference to (i) Trustor's assumption of, and amendment and restatement of, that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Trustor in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), (ii) the indebtedness of Trustor evidenced by that certain Amended and Restated Promissory Note dated as of May 24, 1996, made by Trustor to the order of Beneficiary in the face principal amount of $25,000,000 (the "Multistate Note"), and (iii) the indebtedness of Trustor evidenced by that certain Promissory Note dated as of even date herewith executed by Trustor in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note," and together with the Multistate Note and the Nevada Note, collectively, the "Note"). Capitalized terms used and not otherwise defined herein have the meanings set forth for them in the Deed of Trust.

            In consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor and Beneficiary hereby agree as follows:

          I. Modification of Deed of Trust. The Deed of Trust is hereby modified as follows:

            A.       The definitions of Allocable Loan Amount,
    Combined Deeds of Trust, Combined Properties, Loan Documents, Nevada Deed of Trust, Note, Ontario Deed of Trust, Remediation and Indemnification Agreements, Tustin Deed of Trust, and Woodlands Deed of Trust, as set forth in Article 1 of the Deed of Trust are hereby deleted in their entirety, and the following new definitions are inserted in their place, in the appropriate alphabetical order:

          Allocable Loan Amount: (i) For the property encumbered by the Ontario Deed of Trust, $8,000,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 8,000,000, and the denominator of which is 25,000,000; (ii) for the property encumbered by the Tustin Deed of Trust, $7,000,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is $7,000,000, and the denominator of which is 25,000,000; (iii) for the property encumbered by the Woodlands Deed of Trust, $5,200,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 5,200,000, and the denominator of which is 25,000,000; (iv) for the property encumbered by the this Deed of Trust, $4,800,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 4,800,000, and the denominator of which is 25,000,000; (v) for the property encumbered by the Nevada Deed of Trust, $8,913,730.85 less all payments of principal made under the Nevada Note; (vi) for the property encumbered by the Arizona Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000; (vii) for the properties encumbered by the South San Francisco Deed of Trust, $6,500,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 6,500,000, and the denominator of which is 20,900,000; and (viii) for the property encumbered by the Fremont Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000.

          Combined Deeds of Trust: Collectively, this Deed of Trust, the Woodlands Deed of Trust, the Ontario Deed of Trust, the Nevada Deed of Trust, the Tustin Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, and the Fremont Deed of Trust.

          Combined Properties: Collectively, the Property, the property encumbered by the Woodlands Deed of Trust, the property encumbered by the Ontario Deed of Trust, the property encumbered by the Nevada Deed of Trust, the property encumbered by the Tustin Deed of Trust, the property encumbered by the Arizona Deed of Trust, the properties encumbered by the South San Francisco Deed of Trust and the property encumbered by the Fremont Deed of Trust.

          Loan Documents: The Note, the Application, that certain Note Assignment and Assumption Agreement dated as of May 9, 1997 relating to the Nevada Note, this Deed of Trust, the Woodlands Deed of Trust, the Ontario Deed of Trust, the Tustin Deed of Trust, the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, the Fremont Deed of Trust, each of the Assignments of Agreements, each of the Assignments of Lessor's Interest in Leases and all other documents, with the exception of the Remediation and Indemnification Agreements, evidencing, securing or relating to the Loan, the payment of the Indebtedness or the performance of the Obligations.

          Nevada Deed of Trust: That certain Deed of Trust dated as of May 9, 1997, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Washoe County, Nevada, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

          Note: Collectively (i) that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20,
          1996), executed by Trustor in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Multistate Note"), (ii) that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Trustor in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and (iii) that certain Promissory Note dated as of January 30, 1998 executed by Trustor in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000) payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note").

          Ontario Deed of Trust: That certain Deed of Trust dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Bernardino County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

          Remediation and Indemnification Agreements:
          Collectively, (i) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 24, 1996, executed by Trustor in favor of Beneficiary in connection with the Property, (ii) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Woodlands Deed of Trust, (iii) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Ontario Deed of Trust,
          (iv) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Tustin Deed of Trust, (v) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 9, 1997, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Nevada Deed of Trust, (vi) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Arizona Deed of Trust, (vii) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the South San Francisco Deed of Trust, and (viii) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Fremont Deed of Trust.

          Tustin Deed of Trust: That certain Deed of Trust dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Orange County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

          Woodlands Deed of Trust: That certain Deed of Trust dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Salt Lake County, Utah, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

            B.       The following new definitions of Arizona
    Deed of Trust, Fremont Deed of Trust and South San Francisco Deed of Trust are hereby added to Article 1 of the Deed of Trust, in alphabetical order:

          Arizona Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Maricopa County, Arizona, as amended from time to time.

          Fremont Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Alameda County, California, as amended from time to time.

          South San Francisco Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Mateo County, California as amended from time to time.

            C. Paragraph 6.1.A(8) of the Deed of Trust is hereby deleted in its entirety and the following new paragraph is hereby inserted in its place:

                     (8)         An "Event of Default" occurs
          under any one or more of the Tustin Deed of Trust, the Woodlands Deed of Trust, the Nevada Deed of Trust, the Ontario Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust and/or the Fremont Deed of Trust.

            D.       Paragraph 9.36 of the Deed of Trust is
    hereby deleted in its entirety and the following new Paragraph 9.36 is hereby inserted in its place:


              9.36  Partial Release.  Beneficiary agrees to
          release, at any time after May 31, 1998, the Property from the lien of this Deed of Trust upon the satisfac-

          tion of the following conditions at the time of reconveyance:

                  (1)  No Event of Default shall have occurred
              and no event which, with the passage of time or the giving on notice, or both, would constitute an Event of Default shall have occurred either at the time of Beneficiary's receipt of the Trustor's written request for a reconveyance or as of the date of such reconveyance;

                  (2)  Not more than a total of three (3) of
              the Combined Deeds of Trust (including, without limitation, this Deed of Trust) shall have been previously reconveyed or shall be reconveyed hereby or concurrently herewith (and in no event shall Trustor be entitled to more than three (3) total releases of any or all of the Combined Properties hereunder and/or under the Combined Deeds of Trust);

                  (3)  Trustor shall pay to Beneficiary, prior
              to or concurrently with the reconveyance of this Deed of Trust, the Allocable Loan Amount for the Property along with the prepayment premium allocable to such Allocable Loan Amount as determined pursuant to the applicable Note;

                  (4)  Beneficiary shall have been provided
              satisfactory evidence that the reconveyance of this Deed of Trust does not violate the provisions of any declaration of covenants, conditions and restrictions, reciprocal easement agreement, Lease or other agreement affecting the Property or any portion thereof;

                  (5)  The Remaining Properties shall have:
              (i) after the first reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 1.80 and a Combined Loan to Value Ratio of not more than 65%,
              (ii) after the second reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than
              1.90 and a Combined Loan to Value Ratio of not more than 60%, and (iii) after the third and final reconveyance both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 2.00 and a Combined Loan to Value Ratio of not more than 55%;

                  (6)  Each of the individual Remaining
              Properties shall have both an Individual Debt Service Coverage and a Future Individual Debt Service Coverage of not less than 1.00 and an Individual Loan to Value Ratio of not more than 75%;

                  (7)  Beneficiary shall have received a
              commitment that the title company insuring the liens of the Woodlands Deed of Trust, the Tustin Deed of Trust, the Nevada Deed of Trust, the Ontario Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, and the Fremont Deed of Trust will issue such title endorsements as Beneficiary deems necessary or desirable for attachment to the applicable title policies, including without limitation, CLTA Endorsement Nos. 110.5, 111, and 111.1;

                  (8)  Trustor shall pay to Beneficiary all
              escrow, closing and recording costs, the cost of preparing and delivering any reconveyance documentation, including legal fees and costs, the cost of any title insurance endorsements that Beneficiary may require, recording fees, any sums then due and payable under the Loan Documents and a non-refundable $25,000 processing fee, which fee shall be paid at the time of notice of the requested reconveyance;

                  (9)  Trustor shall have provided Beneficiary
              with forty-five (45) days prior written notice of the requested reconveyance; and

                  (10) Such other terms and conditions as
              Beneficiary shall reasonably require.

                  Notwithstanding the foregoing, in the event that the Debt Service Coverage and the Loan to Value Ratio tests set forth in Paragraphs 9.36(5) and 9.36(6), above, cannot be satisfied because of the value of, or the net cash flow from, the applicable Combined Properties, Trustor may, at its option, satisfy such tests by making a principal prepayment (the "Excess Principal Payment") on the Loan in an amount sufficient to satisfy such tests so long as Trustor also pays to Beneficiary any prepayment premium relating to such principal prepayment, as determined by the applicable Note. Upon receipt of the Excess Principal Payment, Beneficiary shall apply such amount to reduce the outstanding Loan and may apply such amount to any one or more of the Multistate Note, the Nevada Note and/or the Arizona/California Note (in such order or priority as to satisfy such tests, as determined by Beneficiary), and shall allocate the Excess Principal Payment to the applicable Allocable Loan Amount in proportion to each such Allocable Loan Amount's share of the outstanding principal balance of the Note to which such amount is applied, and, the monthly payments due under such applicable Note shall be adjusted, as of the date of the release of this Deed of Trust pursuant to this Paragraph 9.36, to reflect the Excess Principal Payment applied to such applicable Note, such adjustment to be based on the applicable interest rate under such Note and an amortization schedule equal to 300 months minus the number of months that have elapsed since May 31, 1998.

          E. Paragraph 9.37 of the Deed of Trust is hereby deleted in its entirety and the following new Paragraph 9.37 is hereby inserted in its place:

              9.37     Limitation on Personal Liabilities.
    Trustor's liability (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note;
    (ii) under the Nevada Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

          F. Paragraph 9.38 of the Deed of Trust is hereby deleted in its entirety and the following new Paragraph 9.38 is hereby inserted in its place:

              9.38 Reconveyance on Full Payment of Multistate Note. In the event that the Indebtedness evidenced by the Multistate Note is repaid in full on the Maturity Date thereof (as defined in the Multistate Note), and provided (i) no Event of Default shall have occurred and be continuing under the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust or the Fremont Deed of Trust, (ii) the Remaining Properties (after the proposed release of the Ontario Deed of Trust, this Deed of Trust, the Woodlands Deed of Trust and the Tustin Deed of Trust) would have both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 2.00 and a Combined Loan to Value Ratio of not more than 55%, and
          (iii) each of the individual Remaining Properties (after such release) shall have both an Individual Debt Service Coverage and a Future Individual Debt Service Coverage of not less than 1.00 and an Individual Loan to Value Ratio of not more than 75%; provided, however, that if there is only one Remaining Property then such Remaining Property would have both an Individual Debt Service Coverage and a Future Individual Debt Service Coverage of not less than 2.00 and an Individual Loan to Value Ratio of not more than 55%, then Beneficiary agrees to release and reconvey the Ontario Deed of Trust, this Deed of Trust, the Woodlands Deed of Trust and the Tustin Deed of Trust, and the Combined Properties (other than the properties encumbered by the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust or the Fremont Deed of Trust) encumbered thereby shall then and thereafter no longer serve as collateral for the Nevada Note or the Arizona/California Note.

          G. The Deed of Trust is hereby modified to provide that it secures, in addition to all other obligations now or hereafter secured thereby, a. Trustor's obligations to Beneficiary under the Multistate Note, the Nevada Note, the Arizona/California Note and all other Loan Documents, as supplemented and/or otherwise modified by the First Modification and this Modification, and b. Trustor's obligations to Beneficiary under the (i) Nevada Deed of Trust, (ii) the Arizona Deed of Trust, (iii) the South San Francisco Deed of Trust, (iv) the Fremont Deed of Trust, and (v) the Modification Documents.

          II.  Modification of Multistate Note.  The Multistate
    Note is hereby amended so that (i) the term "Deeds of Trust" as used therein includes the Arizona Deed of Trust, the South San Francisco Deed of Trust and the Fremont Deed of Trust (as defined in Paragraph
    1.2 of this Modification) as well as the balance of the Deeds of Trust provided therein, as modified by the Modification Documents, (ii) the term "Remediation and Indemnification Agreements" as used therein shall have the meaning ascribed thereto in the Deeds of Trust (as modified by the Modification Documents).

          III. Modification of Assignment. The Assignment is hereby amended so that (i) the term "Note" as used therein shall mean collectively, the Multistate Note, the Nevada Note and the Arizona/California Note, and (ii) the term "Deed of Trust" as used therein shall mean the Deed of Trust as modified by the First
    Modification and this Modification.

          IV.  Modification of Other Documents.  The other Loan
    Documents and the Remediation and Indemnification Agreement executed by Trustor in favor of Beneficiary in connection with the Property are hereby amended so that (i) the term "Note" as used therein shall mean collectively, the Multistate Note, the Nevada Note and the Arizona/California Note, the term "Deed of Trust" as used therein shall mean the Deed of Trust as modified by the First Modification and this Modification.

          V. No Other Modification. Except as expressly modified hereby, the Note, the Deed of Trust, and other Loan Documents remain unmodified and in full force and effect.

          VI. Miscellaneous. This Modification shall bind, and shall inure to the benefit of, the successors and assigns of the parties. This document may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof. This Modification shall be governed by the laws of the State of California (without regard to any choice of law provisions thereof).

              IN WITNESS WHEREOF, Trustor and Beneficiary have caused this Modification to be duly executed as of the date first written above.


    "TRUSTOR":

    BEDFORD PROPERTY INVESTORS, INC.,
    a Maryland corporation


    By:    Scott R. Whitney

                Scott R. Whitney, Senior Vice President
              [Printed Name and Title]


    "BENEFICIARY":

    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


    By:    /s/ Michael B. Jameson
                 Michael B. Jameson
              Vice President


    [11128.AGRE]I3393

  State of California       )
                         )
    County of California)



    On February 2, 1998, before me, Colette M. Pennington, Notary Public, personally appeared Scott R. Whitney,

    personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                   /s/Colette M. Pennington

  State of California  California     )
                         )
    County of  Contra Costa             )



    On February 2, 1998, before me, Colette M. Pennington, Notary Public, personally appeared Scott R. Whitney,

    personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                            Colette M. Pennington

   RECORDING REQUESTED BY, AND
     WHEN RECORDED RETURN TO:

     Steefel, Levitt & Weiss
     One Embarcadero Center, 30th Floor
     San Francisco, California  94111

          Attention:  James F. Eastman, Esq.





    _____________________________________________________________________


                  THIRD MODIFICATION OF DEED OF TRUST
                          AND OTHER DOCUMENTS
                     (The Woodlands Business Park)


            This Third Modification of Deed of Trust and Other
    Documents, dated as of January 30, 1998 (this "Modification"), is made by and between BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Trustor"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Beneficiary"), as a third modification to that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary and recorded on March 27, 1996 as Instrument No. 6313696 in the Official Records of Salt Lake County, Utah, as modified by that certain First Modification of Deed of Trust and Other Documents (the "First Modification"), dated as of May 24, 1996 and recorded on May 31, 1996 as Instrument No. 6371832 in the Official Records of Salt Lake County, Utah, as modified by that certain Second Modification of Deed of Trust and Other Documents (the "Second Modification "), dated as of May 9, 1997 and recorded on May 9, 1997 as Instrument No. 6641142 in the Official Records of Salt Lake County, Utah (collectively, the "Deed of Trust") and the other documents described herein. The Deed of Trust secures certain obligations of Trustor more particularly described therein and encumbers the real property described in Exhibit A attached hereto.

            Reference is also made to that certain Assignment of Lessor's Interest in Leases dated as of March 20, 1996, executed by Trustor in favor of Beneficiary and recorded on March 27, 1996 as Instrument No. 6313697 in the Official Records of Salt Lake County, Utah, as modified by the First Modification and the Second
    Modification (collectively, the "Assignment").

            This Modification is entered into in conjunction with that certain Third Modification of Deed of Trust and Other Documents (Dupont Industrial Center, Ontario) of even date herewith, to be recorded in the Official Records of San Bernardino County, California, that certain Third Modification of Deed of Trust and Other Documents (Tustin Business Park) of even date herewith, to be recorded in the Official Records of Orange County, California, that certain Second Modification of Deed of Trust and Other Documents (Milpitas Business Park) of even date herewith, to be recorded in the Official Records of Santa Clara County, California, and that certain First Modification of Deed of Trust and Other Documents (Nevada) of even date herewith, to be recorded in the Official Records of Washoe County, Nevada (collectively, together with this Modification, the "Modification Documents").

            The Modification Documents are entered into with reference to (i) Trustor's assumption of, and amendment and restatement of, that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Trustor in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), (ii) the indebtedness of Trustor evidenced by that certain Amended and Restated Promissory Note dated as of May 24, 1996, made by Trustor to the order of Beneficiary in the face principal amount of $25,000,000 (the "Multistate Note"), and (iii) the indebtedness of Trustor evidenced by that certain Promissory Note dated as of even date herewith executed by Trustor in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note," and together with the Multistate Note and the Nevada Note, collectively, the "Note"). Capitalized terms used and not otherwise defined herein have the meanings set forth for them in the Deed of Trust.

            In consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor and Beneficiary hereby agree as follows:

          I. Modification of Deed of Trust. The Deed of Trust is hereby modified as follows:

            A.       The definitions of Allocable Loan Amount,
    Combined Deeds of Trust, Combined Properties, Loan Documents, Milpitas Deed of Trust, Nevada Deed of Trust, Note, Ontario Deed of Trust, Remediation and Indemnification Agreements, and Tustin Deed of Trust, as set forth in Article 1 of the Deed of Trust are hereby deleted in their entirety, and the following new definitions are inserted in their place, in the appropriate alphabetical order:

          Allocable Loan Amount: (i) For the property encumbered by the Ontario Deed of Trust, $8,000,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 8,000,000, and the denominator of which is 25,000,000; (ii) for the property encumbered by the Tustin Deed of Trust, $7,000,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is $7,000,000, and the denominator of which is 25,000,000; (iii) for the property encumbered by this Deed of Trust, $5,200,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 5,200,000, and the denominator of which is 25,000,000; (iv) for the property encumbered by the Milpitas Deed of Trust, $4,800,000 less the product of
          (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 4,800,000, and the denominator of which is 25,000,000; (v) for the property encumbered by the Nevada Deed of Trust, $8,913,730.85 less all payments of principal made under the Nevada Note; (vi) for the property encumbered by the Arizona Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000; (vii) for the properties encumbered by the South San Francisco Deed of Trust, $6,500,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 6,500,000, and the denominator of which is 20,900,000; and (viii) for the property encumbered by the Fremont Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000.

          Combined Deeds of Trust: Collectively, this Deed of Trust, the Ontario Deed of Trust, the Milpitas Deed of Trust, the Nevada Deed of Trust, the Tustin Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust and the Fremont Deed of Trust.

          Combined Properties: Collectively, the Property, the property encumbered by the Ontario Deed of Trust, the property encumbered by the Milpitas Deed of Trust, the property encumbered by the Nevada Deed of Trust, the property encumbered by the Tustin Deed of Trust, the property encumbered by the Arizona Deed of Trust, the properties encumbered by the South San Francisco Deed of Trust and the property encumbered by the Fremont Deed of Trust.


          Loan Documents: The Note, the Application, that certain Note Assignment and Assumption Agreement dated as of May 9, 1997 relating to the Nevada Note, this Deed of Trust, the Ontario Deed of Trust, the Milpitas Deed of Trust, the Tustin Deed of Trust, the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, the Fremont Deed of Trust, each of the Assignments of Agreements, each of the Assignments of Lessor's Interest in Leases and all other documents, with the exception of the Remediation and Indemnification Agreements, evidencing, securing or relating to the Loan, the payment of the Indebtedness or the performance of the Obligations.

          Milpitas Deed of Trust: That certain Deed of Trust dated as of May 24, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Santa Clara County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

          Nevada Deed of Trust: That certain Deed of Trust dated as of May 9, 1997, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Washoe County, Nevada, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

          Note: Collectively (i) that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20,
          1996), executed by Trustor in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Multistate Note"), (ii) that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Trustor in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and (iii) that certain Promissory Note dated as of January 30, 1998 executed by Trustor in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000) payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note").

          Ontario Deed of Trust: That certain Deed of Trust dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Bernardino County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

          Remediation and Indemnification Agreements:
          Collectively, (i) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the Property, (ii) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Ontario Deed of Trust, (iii) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 24, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Milpitas Deed of Trust,
          (iv) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Tustin Deed of Trust, (v) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 9, 1997, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Nevada Deed of Trust, (vi) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Arizona Deed of Trust, (vii) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the South San Francisco Deed of Trust, and (viii) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Fremont Deed of Trust.

          Tustin Deed of Trust: That certain Deed of Trust dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Orange County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

            B.       The following new definitions of Arizona
    Deed of Trust, Fremont Deed of Trust and South San Francisco Deed of Trust are hereby added to Article 1 of the Deed of Trust, in alphabetical order:

          Arizona Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Maricopa County, Arizona, as amended from time to time.

          Fremont Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Alameda County, California, as amended from time to time.

          South San Francisco Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Mateo County, California as amended from time to time.

            C. Paragraph 6.1.A(8) of the Deed of Trust is hereby deleted in its entirety and the following new paragraph is hereby inserted in its place:

                     (8)         An "Event of Default" occurs
          under any one or more of the Tustin Deed of Trust, the Ontario Deed of Trust, the Nevada Deed of Trust, the Milpitas Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust and/or the Fremont Deed of Trust.

            D.       Paragraph 9.36 of the Deed of Trust is
    hereby deleted in its entirety and the following new Paragraph 9.36 is hereby inserted in its place:


              9.36  Partial Release.  Beneficiary agrees to
          release, at any time after May 31, 1998, the Property from the lien of this Deed of Trust upon the satisfac-

          tion of the following conditions at the time of reconveyance:

                  (1)  No Event of Default shall have occurred
              and no event which, with the passage of time or the giving on notice, or both, would constitute an Event of Default shall have occurred either at the time of Beneficiary's receipt of the Trustor's written request for a reconveyance or as of the date of such reconveyance;

                  (2)  Not more than a total of three (3) of
              the Combined Deeds of Trust (including, without limitation, this Deed of Trust) shall have been previously reconveyed or shall be reconveyed hereby or concurrently herewith (and in no event shall Trustor be entitled to more than three (3) total releases of any or all of the Combined Properties hereunder and/or under the Combined Deeds of Trust);

                  (3)  Trustor shall pay to Beneficiary, prior
              to or concurrently with the reconveyance of this Deed of Trust, the Allocable Loan Amount for the Property along with the prepayment premium allocable to such Allocable Loan Amount as determined pursuant to the applicable Note;

                  (4)  Beneficiary shall have been provided
              satisfactory evidence that the reconveyance of this Deed of Trust does not violate the provisions of any declaration of covenants, conditions and restrictions, reciprocal easement agreement, Lease or other agreement affecting the Property or any portion thereof;

                  (5)  The Remaining Properties shall have:
              (i) after the first reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 1.80 and a Combined Loan to Value Ratio of not more than 65%,
              (ii) after the second reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than
              1.90 and a Combined Loan to Value Ratio of not more than 60%, and (iii) after the third and final reconveyance both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 2.00 and a Combined Loan to Value Ratio of not more than 55%;

                  (6)  Each of the individual Remaining
              Properties shall have both an Individual Debt Service Coverage and a Future Individual Debt Service Coverage of not less than 1.00 and an Individual Loan to Value Ratio of not more than 75%;

                  (7)  Beneficiary shall have received a
              commitment that the title company insuring the liens of the Ontario Deed of Trust, the Tustin Deed of Trust, the Nevada Deed of Trust, the Milpitas Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, and the Fremont Deed of Trust will issue such title endorsements as Beneficiary deems necessary or desirable for attachment to the applicable title policies, including without limitation, CLTA Endorsement Nos. 110.5, 111, and 111.1;

                  (8)  Trustor shall pay to Beneficiary all
              escrow, closing and recording costs, the cost of preparing and delivering any reconveyance documentation, including legal fees and costs, the cost of any title insurance endorsements that Beneficiary may require, recording fees, any sums then due and payable under the Loan Documents and a non-refundable $25,000 processing fee, which fee shall be paid at the time of notice of the requested reconveyance;

                  (9)  Trustor shall have provided Beneficiary
              with forty-five (45) days prior written notice of the requested reconveyance; and

                  (10) Such other terms and conditions as
              Beneficiary shall reasonably require.

                  Notwithstanding the foregoing, in the event that the Debt Service Coverage and the Loan to Value Ratio tests set forth in Paragraphs 9.36(5) and 9.36(6), above, cannot be satisfied because of the value of, or the net cash flow from, the applicable Combined Properties, Trustor may, at its option, satisfy such tests by making a principal prepayment (the "Excess Principal Payment") on the Loan in an amount sufficient to satisfy such tests so long as Trustor also pays to Beneficiary any prepayment premium relating to such principal prepayment, as determined by the applicable Note. Upon receipt of the Excess Principal Payment, Beneficiary shall apply such amount to reduce the outstanding Loan and may apply such amount to any one or more of the Multistate Note, the Nevada Note and/or the Arizona/California Note (in such order or priority as to satisfy such tests, as determined by Beneficiary), and shall allocate the Excess Principal Payment to the applicable Allocable Loan Amount in proportion to each such Allocable Loan Amount's share of the outstanding principal balance of the Note to which such amount is applied, and, the monthly payments due under such applicable Note shall be adjusted, as of the date of the release of this Deed of Trust pursuant to this Paragraph 9.36, to reflect the Excess Principal Payment applied to such applicable Note, such adjustment to be based on the applicable interest rate under such Note and an amortization schedule equal to 300 months minus the number of months that have elapsed since May 31, 1998.

              E. Paragraph 9.37 of the Deed of Trust is hereby deleted in its entirety and the following new Paragraph 9.37 is hereby inserted in its place:

              9.37     Limitation on Personal Liabilities.
    Trustor's liability (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note;
    (ii) under the Nevada Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

              F. Paragraph 9.38 of the Deed of Trust is hereby deleted in its entirety and the following new Paragraph 9.38 is hereby inserted in its place:

              9.38 Reconveyance on Full Payment of Multistate Note. In the event that the Indebtedness evidenced by the Multistate Note is repaid in full on the Maturity Date thereof (as defined in the Multistate Note), and provided (i) no Event of Default shall have occurred and be continuing under the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust or the Fremont Deed of Trust, (ii) the Remaining Properties (after the proposed release of the Ontario Deed of Trust, the Milpitas Deed of Trust, the Tustin Deed of Trust and this Deed of Trust) would have both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 2.00 and a Combined Loan to Value Ratio of not more than 55%, and
          (iii) each of the individual Remaining Properties (after such release) shall have both an Individual Debt Service Coverage and a Future Individual Debt Service Coverage of not less than 1.00 and an Individual Loan to Value Ratio of not more than 75%; provided, however, that if there is only one Remaining Property then such Remaining Property would have both an Individual Debt Service Coverage and a Future Individual Debt Service Coverage of not less than 2.00 and an Individual Loan to Value Ratio of not more than 55%, then Beneficiary agrees to release and reconvey the Ontario Deed of Trust, the Milpitas Deed of Trust, the Woodlands Deed of Trust and this Deed of Trust, and the Combined Properties (other than the properties encumbered by the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust or the Fremont Deed of Trust) encumbered thereby shall then and thereafter no longer serve as collateral for the Nevada Note or the Arizona/California Note.

              G.  The Deed of Trust is hereby modified to
    provide that it secures, in addition to all other obligations now or hereafter secured thereby, a. Trustor's obligations to Beneficiary under the Multistate Note, the Nevada Note, the Arizona/California Note and all other Loan Documents, as supplemented and/or otherwise modified by the First Modification, the Second Modification and this Modification, and b. Trustor's obligations to Beneficiary under the
    (i) Nevada Deed of Trust, (ii) the Arizona Deed of Trust, (iii) the South San Francisco Deed of Trust, (iv) the Fremont Deed of Trust, and
    (v) the Modification Documents.

          II.  Modification of Multistate Note.  The Multistate
    Note is hereby amended so that (i) the term "Deeds of Trust" as used therein includes the Arizona Deed of Trust, the South San Francisco Deed of Trust and the Fremont Deed of Trust (as defined in Paragraph
    1.2 of this Modification) as well as the balance of the Deeds of Trust provided therein, as modified by the Modification Documents, (ii) the term "Remediation and Indemnification Agreements" as used therein shall have the meaning ascribed thereto in the Deeds of Trust (as modified by the Modification Documents).

          III. Modification of Assignment. The Assignment is hereby amended so that (i) the term "Note" as used therein shall mean collectively, the Multistate Note, the Nevada Note and the Arizona/California Note, and (ii) the term "Deed of Trust" as used therein shall mean the Deed of Trust as modified by the First
    Modification, the Second Modification and this Modification.

          IV.  Modification of Other Documents.  The other Loan
    Documents and the Remediation and Indemnification Agreement executed by Trustor in favor of Beneficiary in connection with the Property are hereby amended so that (i) the term "Note" as used therein shall mean collectively, the Multistate Note, the Nevada Note and the Arizona/California Note, the term "Deed of Trust" as used therein shall mean the Deed of Trust as modified by the First Modification, the Second Modification and this Modification.

          V. No Other Modification. Except as expressly modified hereby, the Note, the Deed of Trust, and other Loan Documents remain unmodified and in full force and effect.

          VI. Miscellaneous. This Modification shall bind, and shall inure to the benefit of, the successors and assigns of the parties. This document may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof. This Modification shall be governed by the laws of the State of Utah (without regard to any choice of law provisions thereof).

              IN WITNESS WHEREOF, Trustor and Beneficiary have caused this Modification to be duly executed as of the date first written above.


    "TRUSTOR":

    BEDFORD PROPERTY INVESTORS, INC.,
    a Maryland corporation


    By:   /s/Scott R. Whitney

              Scott R. Whitney, Senior Vice President
              [Printed Name and Title]


    "BENEFICIARY":

    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


    By:    /s/ Michael B. Jameson
                  Vice President


      [11128.AGRE]I12581
  State of California  )
                         )
    County of Contra Costa    )



    On February 2, 1998, before me, Colette M. Pennington, Notary Public, personally appeared Scott R. Whitney, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                   /s/ Colette M. Pennington
                                   Notary Public

  State of California  )
                         )
    County of Contra Costa    )



    On February 2, 1998, before me, Colette M. Pennington, Notary Public, personally appeared Scott R. Whitney,

    personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                   /s/Colette M. Pennington
                                   Notary Public

   RECORDING REQUESTED BY, AND
     WHEN RECORDED RETURN TO:

     Steefel, Levitt & Weiss
     One Embarcadero Center, 30th Floor
     San Francisco, California  94111

      Attention:  James F. Eastman, Esq.





    _____________________________________________________________________


                  THIRD MODIFICATION OF DEED OF TRUST
                          AND OTHER DOCUMENTS
                  (Dupont Industrial Center, Ontario)


            This Third Modification of Deed of Trust and Other
    Documents, dated as of January 30, 1998 (this "Modification"), is made by and between BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Trustor"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Beneficiary"), as a third modification to that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary and recorded on March 27, 1996 as Instrument
    No. 19960104594 in the Official Records of San Bernardino County, California, as modified by that certain First Modification of Deed of Trust and Other Documents (the "First Modification"), dated as of
    May 24, 1996 and recorded on May 31, 1996 as Instrument
    No. 19960193054 in the Official Records of San Bernardino County, California, as modified by that certain Second Modification of Deed of Trust and Other Documents (the "Second Modification"), dated as of May 9, 1997 and recorded on May 9, 1997 as Instrument No. 19970167135 in the Official Records of San Bernadino County, California (collectively, the "Deed of Trust") and the other documents described herein. The Deed of Trust secures certain obligations of Trustor more particularly described therein and encumbers the real property described in Exhibit A attached hereto.

            Reference is also made to that certain Assignment of Lessor's Interest in Leases dated as of March 20, 1996, executed by Trustor in favor of Beneficiary and recorded on March 27, 1996 as Instrument No. 19960104597 in the Official Records of San Bernardino County, California, as modified by the First Modification and the Second Modification (collectively, the "Assignment").

            This Modification is entered into in conjunction with that certain Third Modification of Deed of Trust and Other Documents (The Woodlands Business Park) of even date herewith, to be recorded in the Official Records of Salt Lake County, Utah, that certain Third Modification of Deed of Trust and Other Documents (Tustin Business Park) of even date herewith, to be recorded in the Official Records of Orange County, California, that certain Second Modification of Deed of Trust and Other Documents (Milpitas Business
    Park) of even date herewith, to be recorded in the Official Records of Santa Clara County, California, and that certain First Modification of Deed of Trust and Other Documents (Nevada) of even date herewith, to be recorded in the Official Records of Washoe County, Nevada (collectively, together with this Modification, the "Modification Documents").

            The Modification Documents are entered into with reference to (i) Trustor's assumption of, and amendment and restatement of, that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Trustor in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), (ii) the indebtedness of Trustor evidenced by that certain Amended and Restated Promissory Note dated as of May 24, 1996, made by Trustor to the order of Beneficiary in the face principal amount of $25,000,000 (the "Multistate Note"), and (iii) the indebtedness of Trustor evidenced by that certain Promissory Note dated as of even date herewith executed by Trustor in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note," and together with the Multistate Note and the Nevada Note, collectively, the "Note"). Capitalized terms used and not otherwise defined herein have the meanings set forth for them in the Deed of Trust.

            In consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor and Beneficiary hereby agree as follows:

          I. Modification of Deed of Trust. The Deed of Trust is hereby modified as follows:

            A.       The definitions of Allocable Loan Amount,
    Combined Deeds of Trust, Combined Properties, Loan Documents, Milpitas Deed of Trust, Nevada Deed of Trust, Note, Remediation and Indemnification Agreements, Tustin Deed of Trust, and Woodlands Deed of Trust, as set forth in Article 1 of the Deed of Trust are hereby deleted in their entirety, and the following new definitions are inserted in their place, in the appropriate alphabetical order:

          Allocable Loan Amount: (i) For the property encumbered by this Deed of Trust, $8,000,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 8,000,000, and the denominator of which is 25,000,000; (ii) for the property encumbered by the Tustin Deed of Trust, $7,000,000 less the product of
          (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is $7,000,000, and the denominator of which is 25,000,000; (iii) for the property encumbered by the Woodlands Deed of Trust, $5,200,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 5,200,000, and the denominator of which is 25,000,000; (iv) for the property encumbered by the Milpitas Deed of Trust, $4,800,000 less the product of
          (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 4,800,000, and the denominator of which is 25,000,000; (v) for the property encumbered by the Nevada Deed of Trust, $8,913,730.85 less all payments of principal made under the Nevada Note; (vi) for the property encumbered by the Arizona Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000; (vii) for the properties encumbered by the South San Francisco Deed of Trust, $6,500,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 6,500,000, and the denominator of which is 20,900,000; and (viii) for the property encumbered by the Fremont Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000.

          Combined Deeds of Trust: Collectively, this Deed of Trust, the Woodlands Deed of Trust, the Milpitas Deed of Trust, the Nevada Deed of Trust, the Tustin Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust and the Fremont Deed of Trust.

          Combined Properties: Collectively, the Property, the property encumbered by the Woodlands Deed of Trust, the property encumbered by the Milpitas Deed of Trust, the property encumbered by the Nevada Deed of Trust, the property encumbered by the Tustin Deed of Trust, the property encumbered by the Arizona Deed of Trust, the properties encumbered by the South San Francisco Deed of Trust and the property encumbered by the Fremont Deed of Trust.

          Loan Documents: The Note, the Application, that certain Note Assignment and Assumption Agreement dated as of May 9, 1997 relating to the Nevada Note, this Deed of Trust, the Woodlands Deed of Trust, the Milpitas Deed of Trust, the Tustin Deed of Trust, the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, the Fremont Deed of Trust, each of the Assignments of Agreements, each of the Assignments of Lessor's Interest in Leases and all other documents, with the exception of the Remediation and Indemnification Agreements, evidencing, securing or relating to the Loan, the payment of the Indebtedness or the performance of the Obligations.

          Milpitas Deed of Trust: That certain Deed of Trust dated as of May 24, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Santa Clara County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

          Nevada Deed of Trust: That certain Deed of Trust dated as of May 9, 1997, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Washoe County, Nevada, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

          Note: Collectively (i) that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20,
          1996), executed by Trustor in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Multistate Note"), (ii) that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Trustor in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and (iii) that certain Promissory Note dated as of January 30, 1998 executed by Trustor in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000) payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note").

          Remediation and Indemnification Agreements:
          Collectively, (i) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the Property, (ii) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Woodlands Deed of Trust, (iii) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 24, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Milpitas Deed of Trust,
          (iv) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Tustin Deed of Trust, (v) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 9, 1997, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Nevada Deed of Trust, (vi) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Arizona Deed of Trust, (vii) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the South San Francisco Deed of Trust, and (viii) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Fremont Deed of Trust.

          Tustin Deed of Trust: That certain Deed of Trust dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Orange County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

          Woodlands Deed of Trust: That certain Deed of Trust dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Salt Lake County, Utah, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

            B.       The following new definitions of Arizona
    Deed of Trust, Fremont Deed of Trust and South San Francisco Deed of Trust are hereby added to Article 1 of the Deed of Trust, in alphabetical order:

          Arizona Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Maricopa County, Arizona, as amended from time to time.

          Fremont Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Alameda County, California, as amended from time to time.

          South San Francisco Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Mateo County, California as amended from time to time.

            C. Paragraph 6.1.A(8) of the Deed of Trust is hereby deleted in its entirety and the following new paragraph is hereby inserted in its place:

                     (8)  An "Event of Default" occurs under
          any one or more of the Woodlands Deed of Trust, the Tustin Deed of Trust, the Nevada Deed of Trust, the Milpitas Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust and/or the Fremont Deed of Trust.


            D. Paragraph 9.36 of the Deed of Trust is hereby deleted in its entirety and the following new Paragraph 9.36 is hereby inserted in its place:


              9.36  Partial Release.  Beneficiary agrees to
          release, at any time after May 31, 1998, the Property from the lien of this Deed of Trust upon the satisfac-

          tion of the following conditions at the time of reconveyance:


                  (1)  No Event of Default shall have occurred
          and no event which, with the passage of time or the giving on notice, or both, would constitute an Event of Default shall have occurred either at the time of Beneficiary's receipt of the Trustor's written request for a reconveyance or as of the date of such reconveyance;

                  (2)  Not more than a total of three (3) of
          the Combined Deeds of Trust (including, without limitation, this Deed of Trust) shall have been previously reconveyed or shall be reconveyed hereby or concurrently herewith (and in no event shall Trustor be entitled to more than three (3) total releases of any or all of the Combined Properties hereunder and/or under the Combined Deeds of Trust);

                  (3)  Trustor shall pay to Beneficiary, prior
          to or concurrently with the reconveyance of this Deed of Trust, the Allocable Loan Amount for the Property along with the prepayment premium allocable to such Allocable Loan Amount as determined pursuant to the applicable Note;

                  (4)  Beneficiary shall have been provided
          satisfactory evidence that the reconveyance of this Deed of Trust does not violate the provisions of any declaration of covenants, conditions and restrictions, reciprocal easement agreement, Lease or other agreement affecting the Property or any portion thereof;

                  (5)  The Remaining Properties shall have:
          (i) after the first reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 1.80 and a Combined Loan to Value Ratio of not more than 65%, (ii) after the second reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 1.90 and a Combined Loan to Value Ratio of not more than 60%, and (iii) after the third and final reconveyance both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 2.00 and a Combined Loan to Value Ratio of not more than 55%;

                  (6)  Each of the individual Remaining
          Properties shall have both an Individual Debt Service
          Coverage and a Future Individual Debt Service Coverage of not less than 1.00 and an Individual Loan to Value
          Ratio of not more than 75%;

                  (7)  Beneficiary shall have received a
          commitment that the title company insuring the liens of the Milpitas Deed of Trust, the Tustin Deed of Trust, the Woodlands Deed of Trust, the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, and the Fremont Deed of Trust will issue such title endorsements as Beneficiary deems necessary or desirable for attachment to the applicable title policies, including without limitation, CLTA Endorsement Nos. 110.5, 111, and 111.1;

                  (8)  Trustor shall pay to Beneficiary all
          escrow, closing and recording costs, the cost of preparing and delivering any reconveyance documentation, including legal fees and costs, the cost of any title insurance endorsements that Beneficiary may require, recording fees, any sums then due and payable under the Loan Documents and a non-refundable $25,000 processing fee, which fee shall be paid at the time of notice of the requested reconveyance;

                  (9)  Trustor shall have provided Beneficiary
          with forty-five (45) days prior written notice of the requested reconveyance; and

                  (10) Such other terms and conditions as
          Beneficiary shall reasonably require.

          Notwithstanding the foregoing, in the event that the Debt Service Coverage and the Loan to Value Ratio tests set forth in Paragraphs 9.36(5) and 9.36(6), above, cannot be satisfied because of the value of, or the net cash flow from, the applicable Combined Properties, Trustor may, at its option, satisfy such tests by making a principal prepayment (the "Excess Principal Payment") on the Loan in an amount sufficient to satisfy such tests so long as Trustor also pays to Beneficiary any prepayment premium relating to such principal prepayment, as determined by the applicable Note. Upon receipt of the Excess Principal Payment, Beneficiary shall apply such amount to reduce the outstanding Loan and may apply such amount to any one or more of the Multistate Note, the Nevada Note and/or the Arizona/California Note (in such order or priority as to satisfy such tests, as determined by Beneficiary), and shall allocate the Excess Principal Payment to the applicable Allocable Loan Amount in proportion to each such Allocable Loan Amount's share of the outstanding principal balance of the Note to which such amount is applied, and, the monthly payments due under such applicable Note shall be adjusted, as of the date of the release of this Deed of Trust pursuant to this Paragraph 9.36, to reflect the Excess Principal Payment applied to such applicable Note, such adjustment to be based on the applicable interest rate under such Note and an amortization schedule equal to 300 months minus the number of months that have elapsed since May 31, 1998.

          1.5 Paragraph 9.37 of the Deed of Trust is hereby deleted in its entirety and the following new Paragraph 9.37 is hereby inserted in its place:

              9.37     Limitation on Personal Liabilities.
    Trustor's liability (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note;
    (ii) under the Nevada Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

          1.6 Paragraph 9.38 of the Deed of Trust is hereby deleted in its entirety and the following new Paragraph 9.38 is hereby inserted in its place:

              9.38 Reconveyance on Full Payment of Multistate Note. In the event that the Indebtedness evidenced by the Multistate Note is repaid in full on the Maturity Date thereof (as defined in the Multistate Note), and provided (i) no Event of Default shall have occurred and be continuing under the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust or the Fremont Deed of Trust, (ii) the Remaining Properties (after the proposed release of the Tustin Deed of Trust, the Milpitas Deed of Trust, the Woodlands Deed of Trust and this Deed of Trust) would have both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than
          2.00 and a Combined Loan to Value Ratio of not more than 55%, and (iii) each of the individual Remaining Properties (after such release) shall have both an Individual Debt Service Coverage and a Future Individual Debt Service Coverage of not less than 1.00 and an Individual Loan to Value Ratio of not more than 75%; provided, however, that if there is only one Remaining Property then such Remaining Property would have both an Individual Debt Service Coverage and a Future Individual Debt Service Coverage of not less than 2.00 and an Individual Loan to Value Ratio of not more than 55%, then Beneficiary agrees to release and reconvey the Tustin Deed of Trust, the Milpitas Deed of Trust, the Woodlands Deed of Trust and this Deed of Trust, and the Combined Properties (other than the properties encumbered by the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust or the Fremont Deed of Trust) encumbered thereby shall then and thereafter no longer serve as collateral for the Nevada Note or the Arizona/California Note.

          1.7 The Deed of Trust is hereby modified to provide that it secures, in addition to all other obligations now or hereafter secured thereby, (a) Trustor's obligations to Beneficiary under the Multistate Note, the Nevada Note, the Arizona/California Note and all other Loan Documents, as supplemented and/or otherwise modified by the First Modification, the Second Modification and this Modification, and
    (b) Trustor's obligations to Beneficiary under the (i) Nevada Deed of Trust, (ii) the Arizona Deed of Trust, (iii) the South San Francisco Deed of Trust, (iv) the Fremont Deed of Trust, and (v) the Modification Documents.

          2.  Modification of Multistate Note.  The Multistate
    Note is hereby amended so that (i) the term "Deeds of Trust" as used therein includes the Arizona Deed of Trust, the South San Francisco Deed of Trust and the Fremont Deed of Trust (as defined in Paragraph
    1.2 of this Modification) as well as the balance of the Deeds of Trust provided therein, as modified by the Modification Documents, (ii) the term "Remediation and Indemnification Agreements" as used therein shall have the meaning ascribed thereto in the Deeds of Trust (as modified by the Modification Documents).

          3. Modification of Assignment. The Assignment is hereby amended so that (i) the term "Note" as used therein shall mean collectively, the Multistate Note, the Nevada Note and the Arizona/California Note, and (ii) the term "Deed of Trust" as used therein shall mean the Deed of Trust as modified by the First
    Modification, the Second Modification and this Modification.

          4.  Modification of Other Documents.  The other Loan
    Documents and the Remediation and Indemnification Agreement executed by Trustor in favor of Beneficiary in connection with the Property are hereby amended so that (i) the term "Note" as used therein shall mean collectively, the Multistate Note, the Nevada Note and the Arizona/California Note, the term "Deed of Trust" as used therein shall mean the Deed of Trust as modified by the First Modification, the Second Modification and this Modification.

          5. No Other Modification. Except as expressly modified hereby, the Note, the Deed of Trust, and other Loan Documents remain unmodified and in full force and effect.

          6. Miscellaneous. This Modification shall bind, and shall inure to the benefit of, the successors and assigns of the parties. This document may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof. This Modification shall be governed by the laws of the State of California (without regard to any choice of law provisions thereof).

              IN WITNESS WHEREOF, Trustor and Beneficiary have caused this Modification to be duly executed as of the date first written above.


    "TRUSTOR":

    BEDFORD PROPERTY INVESTORS, INC.,
    a Maryland corporation


    By:   /s/ Scott R. Whitney

              Scott R. Whitney, Senior Vice President
              [Printed Name and Title]


    "BENEFICIARY":

    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


    By:         /s/ Michael B. Jameson
                     Michael B. Jameson
              Vice President


      [11128.AGRE]I12549
  State of California                 )
                         )
    County of       Contra Costa        )



    On February 2, 1998, before me, Rebecca L. Ingraca, Notary Public, personally appeared Scott R. Whitney, Sr. V. P.,

    personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                   /s/ Rebecca L. Ingraca
                                   Notary Public

  State of California                 )
                         )
    County of  Contra Costa             )



    On February 2, 1998, before me, Rebecca L. Ingraca, Notary Public, personally appeared Scott R. Whitney, Sr. V. P.,

    personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                   /s/ Rebecca L. Ingraca
                                   Notary Public

  RECORDING REQUESTED BY, AND
    WHEN RECORDED RETURN TO:

    Steefel, Levitt & Weiss
    One Embarcadero Center, 30th Floor
    San Francisco, California  94111

    Attention:  James F. Eastman, Esq.





    _____________________________________________________________________


                  THIRD MODIFICATION OF DEED OF TRUST
                          AND OTHER DOCUMENTS
                         (Tustin Business Park)


          This Third Modification of Deed of Trust and Other
    Documents, dated as of January 30, 1998 (this "Modification"), is made by and between BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Trustor"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Beneficiary"), as a third modification to that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary and recorded on March 27, 1996 as Instrument
    No. 19960147696 in the Official Records of Orange County, California, as modified by that certain First Modification of Deed of Trust and Other Documents (the "First Modification"), dated as of May 24, 1996 and recorded on May 31, 1996 as Instrument No. 19960272607 in the Official Records of Orange County, California, as modified by that certain Second Modification of Deed of Trust and Other Documents (the "Second Modification"), dated as of May 9, 1997 and recorded on May 9, 1997 as Instrument No. 19970217603 in the Official Records of Orange County, California (collectively, the "Deed of Trust") and the other documents described herein. The Deed of Trust secures certain obligations of Trustor more particularly described therein and encumbers the real property described in Exhibit A attached hereto.

          Reference is also made to that certain Assignment of Lessor's Interest in Leases dated as of March 20, 1996, executed by Trustor in favor of Beneficiary and recorded on March 27, 1996 as Instrument No. 19960147697 in the Official Records of Orange County, California, as modified by the First Modification and the Second Modification (collectively, the "Assignment").

          This Modification is entered into in conjunction with that certain Third Modification of Deed of Trust and Other Documents (Dupont Industrial Center, Ontario) of even date herewith, to be recorded in the Official Records of San Bernardino County, California, that certain Third Modification of Deed of Trust and Other Documents (The Woodlands Business Park) of even date herewith, to be recorded in the Official Records of Salt Lake County, Utah, that certain Second Modification of Deed of Trust and Other Documents (Milpitas Business
    Park) of even date herewith, to be recorded in the Official Records of Santa Clara County, California, and that certain First Modification of Deed of Trust and Other Documents (Nevada) of even date herewith, to be recorded in the Official Records of Washoe County, Nevada (collectively, together with this Modification, the "Modification Documents").

          The Modification Documents are entered into with reference to (i) Trustor's assumption of, and amendment and restatement of, that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Trustor in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"),
    (ii) the indebtedness of Trustor evidenced by that certain Amended and Restated Promissory Note dated as of May 24, 1996, made by Trustor to the order of Beneficiary in the face principal amount of $25,000,000 (the "Multistate Note"), and (iii) the indebtedness of Trustor evidenced by that certain Promissory Note dated as of even date herewith executed by Trustor in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note," and together with the Multistate Note and the Nevada Note, collectively, the "Note"). Capitalized terms used and not otherwise defined herein have the meanings set forth for them in the Deed of Trust.

          In consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor and Beneficiary hereby agree as follows:

     7 Modification of Deed of Trust. The Deed of Trust is hereby modified as follows:

          7.1  The definitions of Allocable Loan Amount, Combined
    Deeds of Trust, Combined Properties, Loan Documents, Milpitas Deed of Trust, Nevada Deed of Trust, Note, Ontario Deed of Trust, Remediation and Indemnification Agreements, and Woodlands Deed of Trust, as set forth in Article 1 of the Deed of Trust are hereby deleted in their entirety, and the following new definitions are inserted in their place, in the appropriate alphabetical order:

     Allocable Loan Amount: (i) For the property encumbered by the Ontario Deed of Trust, $8,000,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 8,000,000, and the denominator of which is 25,000,000; (ii) for the property encumbered by this Deed of Trust, $7,000,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is $7,000,000, and the denominator of which is 25,000,000; (iii) for the property encumbered by the Woodlands Deed of Trust, $5,200,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 5,200,000, and the denominator of which is 25,000,000; (iv) for the property encumbered by the Milpitas Deed of Trust, $4,800,000 less the product of (x) all payments of principal made under the Multistate Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 4,800,000, and the denominator of which is 25,000,000; (v) for the property encumbered by the Nevada Deed of Trust, $8,913,730.85 less all payments of principal made under the Nevada Note; (vi) for the property encumbered by the Arizona Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000; (vii) for the properties encumbered by the South San Francisco Deed of Trust, $6,500,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 6,500,000, and the denominator of which is 20,900,000; and (viii) for the property encumbered by the Fremont Deed of Trust, $7,200,000 less the product of (x) all payments of principal made under the Arizona/California Note (other than payments made pursuant to Paragraph 9.36(3) of any of the Combined Deeds of Trust) multiplied by (y) a fraction, the numerator of which is 7,200,000, and the denominator of which is 20,900,000.

     Combined Deeds of Trust: Collectively, this Deed of Trust, the Ontario Deed of Trust, the Milpitas Deed of Trust, the Nevada Deed of Trust, the Woodlands Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, and the Fremont Deed of Trust.

     Combined Properties: Collectively, the Property, the property encumbered by the Ontario Deed of Trust, the property encumbered by the Milpitas Deed of Trust, the property encumbered by the Nevada Deed of Trust, the property encumbered by the Woodlands Deed of Trust, the property encumbered by the Arizona Deed of Trust, the properties encumbered by the South San Francisco Deed of Trust and the property encumbered by the Fremont Deed of Trust.


     Loan Documents: The Note, the Application, that certain Note Assignment and Assumption Agreement dated as of May 9, 1997 relating to the Nevada Note, this Deed of Trust, the Ontario Deed of Trust, the Milpitas Deed of Trust, the Woodlands Deed of Trust, the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, the Fremont Deed of Trust, each of the Assignments of Agreements, each of the Assignments of Lessor's Interest in Leases and all other documents, with the exception of the Remediation and Indemnification Agreements, evidencing, securing or relating to the Loan, the payment of the Indebtedness or the performance of the Obligations.

     Milpitas Deed of Trust: That certain Deed of Trust dated as of May 24, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Santa Clara County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

     Nevada Deed of Trust: That certain Deed of Trust dated as of May 9, 1997, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Washoe County, Nevada, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

     Note: Collectively (i) that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20, 1996), executed by Trustor in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Multistate Note"), (ii) that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Trustor in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and (iii) that certain Promissory Note dated as of January 30, 1998 executed by Trustor in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000) payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note").

     Ontario Deed of Trust: That certain Deed of Trust dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Bernardino County, California, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.

     Remediation and Indemnification Agreements:  Collectively,
     (i) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the Property, (ii) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Ontario Deed of Trust, (iii) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 24, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Milpitas Deed of Trust, (iv) the Hazardous Substances Remediation and Indemnification Agreement dated as of March 20, 1996, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Woodlands Deed of Trust, (v) the Hazardous Substances Remediation and Indemnification Agreement dated as of May 9, 1997, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Nevada Deed of Trust, (vi) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Arizona Deed of Trust, (vii) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the South San Francisco Deed of Trust, and (viii) the Hazardous Substances Remediation and Indemnification Agreement dated as of January 30, 1998, executed by Trustor in favor of Beneficiary in connection with the property encumbered by the Fremont Deed of Trust.

     Woodlands Deed of Trust: That certain Deed of Trust dated as of March 20, 1996, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Salt Lake County, Utah, as amended by that certain First Modification of Deed of Trust and Other Loan Documents dated as of May 24, 1996, as amended by that certain Second Modification of Deed of Trust and Other Loan Documents dated as of May 9, 1997, as amended by that certain Third Modification of Deed of Trust and Other Loan Documents dated as of January 30, 1998, as further amended from time to time.


          7.2 The following new definitions of Arizona Deed of Trust, Fremont Deed of Trust and South San Francisco Deed of Trust are hereby added to Article 1 of the Deed of Trust, in alphabetical order:

     Arizona Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Maricopa County, Arizona, as amended from time to time.

     Fremont Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of Alameda County, California, as amended from time to time.

     South San Francisco Deed of Trust: That certain Deed of Trust dated as of January 30, 1998, executed by Trustor for the benefit of Beneficiary, recorded in the Official Records of San Mateo County, California as amended from time to time.

          7.3 Paragraph 6.1.A(8) of the Deed of Trust is hereby deleted in its entirety and the following new paragraph is hereby inserted in its place:

                    (8) An "Event of Default" occurs under any one or more of the Woodlands Deed of Trust, the Ontario Deed of Trust, the Nevada Deed of Trust, the Milpitas Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust and/or the Fremont Deed of Trust.


          7.4 Paragraph 9.36 of the Deed of Trust is hereby deleted in its entirety and the following new Paragraph 9.36 is hereby inserted in its place:


              9.36  Partial Release.  Beneficiary agrees to
          release, at any time after May 31, 1998, the Property from the lien of this Deed of Trust upon the satisfac-

          tion of the following conditions at the time of reconveyance:


                  (1)  No Event of Default shall have occurred
          and no event which, with the passage of time or the giving on notice, or both, would constitute an Event of Default shall have occurred either at the time of Beneficiary's receipt of the Trustor's written request for a reconveyance or as of the date of such reconveyance;

                  (2)  Not more than a total of three (3) of
          the Combined Deeds of Trust (including, without limitation, this Deed of Trust) shall have been previously reconveyed or shall be reconveyed hereby or concurrently herewith (and in no event shall Trustor be entitled to more than three (3) total releases of any or all of the Combined Properties hereunder and/or under the Combined Deeds of Trust);

                  (3)  Trustor shall pay to Beneficiary, prior
          to or concurrently with the reconveyance of this Deed of Trust, the Allocable Loan Amount for the Property along with the prepayment premium allocable to such Allocable Loan Amount as determined pursuant to the applicable Note;

                  (4)  Beneficiary shall have been provided
          satisfactory evidence that the reconveyance of this Deed of Trust does not violate the provisions of any declaration of covenants, conditions and restrictions, reciprocal easement agreement, Lease or other agreement affecting the Property or any portion thereof;

                  (5)  The Remaining Properties shall have:
          (i) after the first reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 1.80 and a Combined Loan to Value Ratio of not more than 65%, (ii) after the second reconveyance, both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 1.90 and a Combined Loan to Value Ratio of not more than 60%, and (iii) after the third and final reconveyance both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than 2.00 and a Combined Loan to Value Ratio of not more than 55%;

                  (6)  Each of the individual Remaining
          Properties shall have both an Individual Debt Service
          Coverage and a Future Individual Debt Service Coverage of not less than 1.00 and an Individual Loan to Value
          Ratio of not more than 75%;

                  (7)  Beneficiary shall have received a
          commitment that the title company insuring the liens of the Milpitas Deed of Trust, the Ontario Deed of Trust, the Woodlands Deed of Trust, the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust, and the Fremont Deed of Trust will issue such title endorsements as Beneficiary deems necessary or desirable for attachment to the applicable title policies, including without limitation, CLTA Endorsement Nos. 110.5, 111, and 111.1;

                  (8)  Trustor shall pay to Beneficiary all
          escrow, closing and recording costs, the cost of preparing and delivering any reconveyance documentation, including legal fees and costs, the cost of any title insurance endorsements that Beneficiary may require, recording fees, any sums then due and payable under the Loan Documents and a non-refundable $25,000 processing fee, which fee shall be paid at the time of notice of the requested reconveyance;

                  (9)  Trustor shall have provided Beneficiary
          with forty-five (45) days prior written notice of the requested reconveyance; and

                  (10) Such other terms and conditions as
          Beneficiary shall reasonably require.

          Notwithstanding the foregoing, in the event that the Debt Service Coverage and the Loan to Value Ratio tests set forth in Paragraphs 9.36(5) and 9.36(6), above, cannot be satisfied because of the value of, or the net cash flow from, the applicable Combined Properties, Trustor may, at its option, satisfy such tests by making a principal prepayment (the "Excess Principal Payment") on the Loan in an amount sufficient to satisfy such tests so long as Trustor also pays to Beneficiary any prepayment premium relating to such principal prepayment, as determined by the applicable Note. Upon receipt of the Excess Principal Payment, Beneficiary shall apply such amount to reduce the outstanding Loan and may apply such amount to any one or more of the Multistate Note, the Nevada Note and/or the Arizona/California Note (in such order or priority as to satisfy such tests, as determined by Beneficiary), and shall allocate the Excess Principal Payment to the applicable Allocable Loan Amount in proportion to each such Allocable Loan Amount's share of the outstanding principal balance of the Note to which such amount is applied, and, the monthly payments due under such applicable Note shall be adjusted, as of the date of the release of this Deed of Trust pursuant to this Paragraph 9.36, to reflect the Excess Principal Payment applied to such applicable Note, such adjustment to be based on the applicable interest rate under such Note and an amortization schedule equal to 300 months minus the number of months that have elapsed since May 31, 1998.

          A..5 Paragraph 9.37 of the Deed of Trust is hereby deleted in its entirety and the following new Paragraph 9.37 is hereby inserted in its place:

              9.37     Limitation on Personal Liabilities.
    Trustor's liability (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note;
    (ii) under the Nevada Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

          1.6 Paragraph 9.38 of the Deed of Trust is hereby deleted in its entirety and the following new Paragraph 9.38 is hereby inserted in its place:

              9.38 Reconveyance on Full Payment of Multistate Note. In the event that the Indebtedness evidenced by the Multistate Note is repaid in full on the Maturity Date thereof (as defined in the Multistate Note), and provided (i) no Event of Default shall have occurred and be continuing under the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust or the Fremont Deed of Trust, (ii) the Remaining Properties (after the proposed release of the Ontario Deed of Trust, the Milpitas Deed of Trust, the Woodlands Deed of Trust and this Deed of Trust) would have both a Combined Debt Service Coverage and a Future Combined Debt Service Coverage of not less than
          2.00 and a Combined Loan to Value Ratio of not more than 55%, and (iii) each of the individual Remaining Properties (after such release) shall have both an Individual Debt Service Coverage and a Future Individual Debt Service Coverage of not less than 1.00 and an Individual Loan to Value Ratio of not more than 75%; provided, however, that if there is only one Remaining Property then such Remaining Property would have both an Individual Debt Service Coverage and a Future Individual Debt Service Coverage of not less than 2.00 and an Individual Loan to Value Ratio of not more than 55%, then Beneficiary agrees to release and reconvey the Ontario Deed of Trust, the Milpitas Deed of Trust, the Woodlands Deed of Trust and this Deed of Trust, and the Combined Properties (other than the properties encumbered by the Nevada Deed of Trust, the Arizona Deed of Trust, the South San Francisco Deed of Trust or the Fremont Deed of Trust) encumbered thereby shall then and thereafter no longer serve as collateral for the Nevada Note or the Arizona/California Note.

          1.7 The Deed of Trust is hereby modified to provide that it secures, in addition to all other obligations now or hereafter secured thereby, a. Trustor's obligations to Beneficiary under the Multistate Note, the Nevada Note, the Arizona/California Note and all other Loan Documents, as supplemented and/or otherwise modified by the First Modification, the Second Modification and this Modification, and
    b. Trustor's obligations to Beneficiary under the (i) Nevada Deed of Trust, (ii) the Arizona Deed of Trust, (iii) the South San Francisco Deed of Trust, (iv) the Fremont Deed of Trust, and (v) the Modification Documents.

          II.  Modification of Multistate Note.  The Multistate
    Note is hereby amended so that (i) the term "Deeds of Trust" as used therein includes the Arizona Deed of Trust, the South San Francisco Deed of Trust and the Fremont Deed of Trust (as defined in Paragraph
    1.2 of this Modification) as well as the balance of the Deeds of Trust provided therein, as modified by the Modification Documents, (ii) the term "Remediation and Indemnification Agreements" as used therein shall have the meaning ascribed thereto in the Deeds of Trust (as modified by the Modification Documents).

          III. Modification of Assignment. The Assignment is hereby amended so that (i) the term "Note" as used therein shall mean collectively, the Multistate Note, the Nevada Note and the Arizona/California Note, and (ii) the term "Deed of Trust" as used therein shall mean the Deed of Trust as modified by the First
    Modification, the Second Modification and this Modification.

          IV.  Modification of Other Documents.  The other Loan
    Documents and the Remediation and Indemnification Agreement executed by Trustor in favor of Beneficiary in connection with the Property are hereby amended so that (i) the term "Note" as used therein shall mean collectively, the Multistate Note, the Nevada Note and the Arizona/California Note, the term "Deed of Trust" as used therein shall mean the Deed of Trust as modified by the First Modification, the Second Modification and this Modification.

          V. No Other Modification. Except as expressly modified hereby, the Note, the Deed of Trust, and other Loan Documents remain unmodified and in full force and effect.

          VI. Miscellaneous. This Modification shall bind, and shall inure to the benefit of, the successors and assigns of the parties. This document may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof. This Modification shall be governed by the laws of the State of California (without regard to any choice of law provisions thereof).

              IN WITNESS WHEREOF, Trustor and Beneficiary have caused this Modification to be duly executed as of the date first written above.


    "TRUSTOR":

    BEDFORD PROPERTY INVESTORS, INC.,
    a Maryland corporation


    By:   /s/ Scott R. Whitney

              Scott R. Whitney, Sr. Vice President
              [Printed Name and Title]


    "BENEFICIARY":

    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


    By:      /s/ Michael B. Jameson
                    Michael B. Jameson
              Vice President

    [11128.AGRE]H61738

                REAFFIRMATION OF SUBORDINATION AGREEMENT

              THE IRVINE COMPANY, a Michigan corporation
    ("Irvine"), hereby acknowledges, agrees and consents to the foregoing Third Modification of Deed of Trust and Other Documents (the "Modification"), and agrees that the Subordination Agreement (the "Subordination Agreement") dated as of March 20, 1996 by and among Bedford Property Investors, Inc., a Maryland corporation, The Prudential Insurance Company of American, a New Jersey corporation, and Irvine, a short form of which was recorded on March 27, 1996 as Instrument No. 19960147698 in the Official Records of Orange County, California, as affirmed by the First Modification and the Second Modification, shall remain in full force and effect. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Subordination Agreement.

              The Deed of Trust as amended by the Modification, and all present and future indebtedness and obligations secured thereby, and any further renewals, extensions or modifications thereof, shall be and remain at all times a lien or charge upon the Real Property prior and superior to the Declaration and to all liens and enforcement rights and remedies of Irvine under the Declaration, including without limitation the right to require payment of an additional purchase price in the event of Owner's violation of certain Restrictions and the right of first refusal with respect to the sale of all or a portion of the Real Property.

              IN WITNESS WHEREOF, Irvine has duly executed this Reaffirmation of Subordination as of January 29, 1998.

                               "IRVINE"

                               THE IRVINE COMPANY,
                               a Michigan corporation



                               By:  /s/ Clarence W. Barker
                                    Clarence W. Barker
                                    President, Irvine
                                    Industrial Company
                                    A division of The Irvine
                                    Company



                               By:  /s/ Jeffrey J. Wallace
                                    Jeffrey J. Wallace
                                    Assistant Secretary

  State of California              )
                                )    ss.
    County of Contra Costa           )



    On February 2, 1998, before me, Rebecca L. Ingraca, a notary public, personally appeared Scott R. Whitney, Sr. V. P.
    personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                /s/ Rebecca L. Ingraca
                                Notary Public





            (seal)

  State of California              )
                                )    ss.
    County of Contra Costa           )



    On February 2, 1998, before me, Rebecca L. Ingraca, a notary public, personally appeared Scott R. Whitney, Sr. V. P.
    personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                /s/ Rebecca L. Ingraca
                                Notary Public





            (seal)

  State of California              )
                                )    ss.
    County of Contra Costa           )



    On February 2, 1998, before me, Rebecca L. Ingraca, a notary public, personally appeared Scott R. Whitney, Sr. V.P.
    personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.



                                Rebecca L. Ingraca
                                Notary Public





            (seal)

  State of                         )
                                )    ss.
    County of                        )



    On _______________________, 1998, before me,
    ___________________________, a notary public, personally appeared
    __________________________________
    personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.




                                Notary Public





            (seal)

  Loan No.:      6-102-291



                    ASSIGNMENT OF AGREEMENTS


       THIS ASSIGNMENT OF AGREEMENTS (this "Assignment") is made as of January 30,1998, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Assignor"), in favor of THE PRUDENTIAL INSURANCE
  COMPANY OF AMERICA, a New Jersey corporation ("Assignee").

                            RECITALS

       Assignee has made certain loans (collectively, the "Loan") to Assignor (or which have been assumed by Assignor), which are evidenced by (i) that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20, 1996), executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), and all modifications, renewals or extensions thereof (the "Multistate Note"), (ii) that certain Amended and Restated Promissory Note dated as of even date herewith executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and (iii) that certain Promissory Note dated as of even date herewith executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000) (the "Arizona/California Note," and together with the Multistate Note and the Nevada Note, collectively, the "Note"), and which is to be secured by, among other things, a Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements of even date herewith made by Assignor, as trustor, for the benefit of Assignee, as beneficiary (the "Deed of Trust"), which Deed of Trust encumbers property located in Alameda County, California (the "Property"), as more particularly described in Exhibit A attached hereto and incorporated herein by this reference.

       Assignor has entered into and, from time to time, intends to enter into certain agreements pertaining to the operation of the Property and the construction of certain improvements (the
  "Improvements") on the Property (as defined in the Deed of Trust).

          As a condition to the making of the Loan, Assignee has required that Assignor execute and deliver this Assignment.

                           AGREEMENT

     NOW, THEREFORE, IN CONSIDERATION for the Loan and other good and valuable consideration, the parties agree as follows:

          Assignment. Assignor hereby sells, assigns, transfers, sets over and delivers to Assignee all of Assignor's right, title and interest in and to any and all agreements and contracts whatsoever pertaining to the operation of the Property and any and all agreements and contracts whatsoever pertaining to the construction of the Improvements, including all preliminary and final development plans and specifications, architectural drawings, environmental impact reports, negative declarations, map approvals, conditional use permits, management agreements, agreements with contractors and agreements pertaining to the transfer of development rights or permitted floor area under all federal, state, regional, county, local and other laws, regulations, orders, codes, ordinances, rules, statutes and policies, restrictive covenants and other title encumbrances, permits and approvals, and agreements, relating to the development, occupancy, ownership, management, use and/or operation of the Property or otherwise affecting all or any part of the Property or Assignor, including, without limitation, those agreements described in Exhibit B attached hereto and incorporated herein by this reference (collectively, the "Agreements"), as the same may be amended or otherwise modified from time to time. The foregoing assignment shall not include the "Leases" as defined in that certain Assignment of Lessor's Interest in Leases of even date herewith, executed by Assignor in favor of Assignee. The foregoing assignment encompasses the right of Assignor to terminate any of the Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, together with the immediate and continuing right to collect and receive all sums which may become due to Assignor or which Assignor may now or shall hereafter become entitled to demand or claim, arising from or out of the Agreements, including claims of Assignor for damages arising out of, or for breach of, of default under, any of the Agreements and all rights of Assignor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any of the Agreements.

          Further Assurances. Assignor shall execute, at its cost, upon Assignee's request, any documents necessary to cause the specific assignment of any particular Agreements which are necessary, proper or desirable in Assignee's judgment to carry out the purposes of this Assignment.

          Obligations. Assignor shall observe, perform, and discharge duly and punctually all the obligations, terms, covenants, conditions and warranties to be performed by it pursuant to the Agreements. Assignor shall not, without the prior written consent of Assignee, which consent shall not be unreasonably withheld, terminate, amend, modify or alter in any manner any Agreements, or waive, execute, condone, discount, set off, compromise, or in any manner release or discharge the other parties to any Agreements from any obligations, covenants, conditions, or agreements by such parties to be kept, or accept or consent to any surrender of the Agreements.

          Revocable License. So long as no event of default shall have occurred hereunder or under any of the other Loan Documents, Assignor shall have the right under a revocable license granted hereby to collect and retain all sums which may become payable to Assignor under the Agreements. Assignee, upon the occurrence of an event of default hereunder or under any of the other Loan Documents, at its option, on written notice to Assignor shall have the right to terminate and revoke the license herein granted and shall have the complete right and authority then or thereafter to exercise and enforce any and all of its rights and remedies provided herein, under any of the Loan Documents or by law or in equity.

          Representations and Warranties. Assignor represents and warrants that, to the best of its knowledge, it has the right to assign the Agreements to Assignee as herein provided (except for those Agreements which by their express terms are not assignable) and that Assignor has not previously sold, assigned, mortgaged, pledged or otherwise transferred or encumbered any of its rights, title or interest therein.

          Nonresponsibility. The acceptance by Assignee of this Assignment with all the rights, powers, privileges and authority so granted shall not obligate Assignee to assume any obligations under the Agreements or to take any action thereunder or to expend any money or incur any expense or perform or discharge any obligation or responsibility for the nonperformance of the provisions thereof by Assignor.

          Attorney-in-Fact. Assignor does hereby constitute and appoint Assignee its true and lawful attorney-in-fact, which appointment is coupled with an interest to (i) exercise any and all rights under the Agreements and (ii) demand, sue for, collect, attach, levy, recover and receive any and all sums which may become due to Assignor, to which Assignor now or shall hereafter become entitled or which Assignor may demand or claim, arising or issuing from or out of the Agreements and to give proper notices, receipts, releases and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit upon any portion of the Indebtedness (as hereinafter defined), as selected by Assignee, notwithstanding that the amount owing thereunder may not then be due and payable or that the Note is adequately secured. Assignor does hereby authorize and direct the delivery and payment of such sums to Assignee and authorizes Assignee to sign and deliver written instructions to this effect in Assignor's name and stead, and hereby ratifies and confirms all whatsoever that its said attorney shall do or cause to be done by virtue of the powers granted hereby. The power of attorney hereunder is irrevocable and continuing and such rights, powers and privileges shall be exclusive in Assignee, it successors and assigns so long as any part of the Indebtedness remains unpaid; provided, however, Assignee shall not exercise any of its rights or authority as attorney-in-fact prior to the occurrence of an event of default hereunder or under any of the other Loan Documents. As used herein, the term "Indebtedness" shall mean and refer to the principal of and all other amounts, payments and premiums due under the Note and any extensions or renewals thereof (including extensions or renewals at a different rate of interest, whether or not evidenced by a new or additional promissory note or notes), and all other indebtedness of Assignor to Assignee and additional advances under, evidenced by and/or secured by the Loan Documents, plus interest on all such amounts.

          Indemnity. Assignor shall pay any and all costs and expenses incurred by Assignee in enforcing any rights or remedies under this Assignment, including, without limitation, reasonable attorneys' fees. Assignor shall indemnify, defend, protect and hold Assignee harmless from and against any and all claims, losses, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of or resulting from this Assignment, including the exercise or enforcement of any of the rights of Assignee hereunder, and Assignor shall reimburse Assignee on demand for any and all such expenses.

          Counterparts. This Assignment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original and all of which together shall constitute but one and the same Assignment.

          Successors and Assigns. The covenants and agreements herein contained shall bind and inure to the benefit of the parties hereto and their successors and assigns, subject, however, to the provisions of the Deed of Trust regarding transfer of the Property by Assignor.

          Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

          Limitation on Personal Liabilities. Assignor's liability (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note; (ii) under the Nevada
     Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

     IN WITNESS WHEREOF, Assignor has executed this Assignment of
     Agreements on the day and year first above written.

                              "ASSIGNOR":


                              BEDFORD PROPERTY INVESTORS, INC.,
                              a Maryland corporation


                              By:  /s/ Scott R. Whitney

                              Scott R. Whitney, Senior Vice President
                              [Printed Name and Title]








     [11128.AGRE]H61652

                     RECORDING REQUESTED BY
                   AND WHEN RECORDED MAIL TO:

                    Steefel, Levitt & Weiss
               One Embarcadero Center, 30th Floor
                San Francisco, California  94111

               Attention:  James F. Eastman, Esq.




_______________________________________________________________



                ASSIGNMENT OF LESSOR'S INTEREST
                           IN LEASES
                     (South San Francisco)


       THIS ASSIGNMENT OF LESSOR'S INTEREST IN LEASES (this "Assignment") is made as of January 30, 1998, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation having offices at 270 Lafayette Circle, Lafayette, California 94549 ("Assignor"), in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation having offices at Four Embarcadero Center, Suite 2700, San Francisco, California 94111 ("Assignee"), for the benefit and protection of Assignee as beneficiary under that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements of even date herewith executed by Assignor in favor of Assignee (the "Deed of Trust") encumbering those certain real properties, together with any improvements now or at any time located thereon, located in the County of San Mateo, State of California (collectively, the "Property"), and more particularly described in Exhibits A-1 and A-2 attached hereto and incorporated herein by this reference and for the benefit and protection of Assignee as payee and holder of that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20, 1996), executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), and all modifications, renewals or extensions thereof (the "Multistate Note"), and that certain Amended and Restated Promissory Note dated as of May 9, 1997 executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Assignee or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and that certain Promissory Note dated as of even date herewith executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000), payable to Assignee or its order, and all modifications, renewals or extensions thereof (the "Arizona/California Note," and together with the Multistate Note and the Nevada Note, collectively, the "Note").

                      W I T N E S S E T H:

       FOR VALUE RECEIVED, Assignor does hereby irrevocably and absolutely SELL, ASSIGN, TRANSFER, SET OVER AND DELIVER unto Assignee any and all leasehold interests, including subleases and tenancies following attornment, now or hereafter affecting or covering any part of the Property, including, without limitation, those leases described in Exhibits B-1 and B-2 attached hereto (collectively, the "Leases").

       TOGETHER, with the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues and profits now due or which may become due or to which Assignor may now or shall hereafter (including the period of redemption, if any) become entitled or may demand or claim, arising or issuing from or out of the Leases or from deficiency rents and liquidated damages following default, including, without limitation, all security and other deposits now or hereafter held by Assignor, and all proceeds payable under any policy of insurance covering loss of rents or other income from the Property, together with any and all rights and claims of any kind that Assignor may have against lessees under the Leases or any subtenants or occupants of the Property, or any part thereof (all such moneys, rights and claims described in this paragraph being hereinafter called the "Receipts").

       SUBJECT, however, to a license hereby granted by Assignee to Assignor, but limited as hereinafter provided, to collect and receive the Receipts.

       ASSIGNOR REPRESENTS, WARRANTS, COVENANTS AND AGREES AS
FOLLOWS:

     Representations and Warranties. Assignor represents and warrants that: (i)ASSIGNOR is the owner of the Property, and has good title to the Leases and Receipts and full and complete right to assign the same; (ii)no other Person (as hereinafter defined) has any right, title or interest in the Leases or Receipts; (iii)ASSIGNOR has duly and punctually performed all and singular the obligations, terms, covenants, conditions and warranties of the Leases on Assignor's part to be kept, observed and performed; (iv) Assignor has not previously sold, assigned, transferred, mortgaged or pledged the Leases or the Receipts, whether now due or hereafter to become due; (v)No Receipts for any period of more than thirty (30) days subsequent to the date hereof have been collected, nor has payment of any of same been otherwise discharged or compromised; (vi)the lessees under the Leases ("Lessees") are not in default of any of the terms thereof and do not have any defense, set-off or counter claim against Assignor thereunder; (vii)The Leases are in full force and effect, are valid and enforceable in accordance with their terms, and have not been modified, amended or altered, whether in writing or orally, except as otherwise disclosed to Assignee in writing; (viii)except as disclosed on the rent rolls delivered to Assignee in connection with the funding of the Loan (the "Rent Rolls"), there are no unextinguished rent concessions, abatements or other inducements relating to the Leases, and no Lessee has any option or right to acquire any interest in the Property; and (ix)The Rent Rolls disclose all currently existing Leases and is complete, accurate and true in all respects. As used herein, the term "Person" shall mean and refer to any natural person, corporation, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     Affirmative Covenants. Assignor shall: (i) observe, perform and discharge, duly and punctually, all and singular the obligations, terms, covenants, conditions and warranties of the Leases, on the part of Assignor to be kept, observed and performed, and give prompt notice to Assignee of any failure on the part of Assignor to observe, perform and discharge the same; (ii) direct the Lessees to deliver all rents and other payments due under the Leases to Assignee upon written request of Assignee and without further action of Assignor; (iii) upon request of Assignee, notify Lessees in writing of this Assignment and that any security deposit, or other deposits heretofore delivered to Assignor have been retained by Assignor or assigned and delivered to Assignee, as the case may be; (iv) enforce or secure in the name of Assignee the performance of each and every obligation, term, covenant, condition and agreement of the Leases to be performed by Lessees; (v) appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with the Leases or the obligations, duties, or liabilities of Assignor and Lessees thereunder; and (vi) upon request by Assignee, to do so in the name and on behalf of Assignee but at the expense of Assignor, and to pay all costs and expenses of Assignee, including, without limitation, reasonable attorneys' fees. In the negotiation of any future leases or the renewal of any of the Leases, Assignor shall use commercially reasonable efforts not to agree to obtain the agreement of Assignee to execute a subordination, non-disturbance and attornment agreement ("SNDA") with the Lessee or proposed lessee. So long as Assignor uses such commercially reasonable efforts, Assignee shall enter into an SNDA on Assignee's then current standard SNDA form with the tenant for any lease which is either expressly approved by Assignee in writing or which meets the criteria set forth in paragraphs (a) or (b) of Section 3, below. Pursuant to such SNDA, Assignee shall agree that in the exercise of any foreclosure remedies under the Deed of Trust, Assignee will not disturb such tenant in its possession of the demised premises so long as such tenant is not in default under its lease.

     Negative Covenants. Assignor shall not, without the prior written consent of Assignee: (i) lease any part of the Property or renew or extend any of the Leases; (ii) terminate, amend, modify or alter in any manner any of the Leases, or waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge Lessees from any obligations, covenants, conditions or agreements by such Lessees to be kept, or accept or consent to any surrender of the Leases; (iii) receive or collect any Receipts for a period of more than one month in advance (whether in cash or by promissory note or otherwise); (iv) further assign the Leases or pledge, transfer, mortgage or otherwise encumber or assign future payments of Receipts;
(v) commence an action of ejectment or summary proceedings for dispossession of the Lessees under any of the Leases; (vi) consent to any modification of the express purposes for which the Property has been leased; or (vii) consent to any subletting of the Property or any part thereof, or to any assignment of the Leases by lessees thereunder or to any assignment or further subletting by any sublessees. Notwithstanding the foregoing, Assignor may do the following with respect to the Leases, including without limitation any new leases affecting the Property, without obtaining Assignee's prior written consent:

            Enter into any amendment or modification of any Lease, so long as the Lessee under such Lease leases not more than 10,000 rentable square feet of the Property, provided that Assignor delivers to Assignee an executed copy of such amendment within a reasonable time after execution thereof, but in no case later than 5 business days after such execution, and provided further that such amendment (i)is consistent with the ordinary and reasonable business practices and procedures customarily employed by Assignor for properties similar to the Property, (ii) does not substantially increase the obligations of the landlord by providing non-market inducements to the Lessee, (iii) does not decrease or accelerate the rent under such Lease, (iv) does not decrease the term of such Lease, unless such a reduced lease term is granted in conjunction with both retaining an existing Lessee and with enlarging the size of the same Lessee's space in the Property, (v) does not cause such Lease to vary substantially from Assignor's standard form lease, and (vi) is not of a Lease for a single tenant space which comprises all or substantially all of the area for an individual building on the Property; and

            Enter into new bona fide arms-length leases (or renew existing Leases) with third-party tenants for premises of 10,000 rentable square feet or less, provided such leases (i) are on Assignor's standard form lease approved by Assignee, with no modifications that substantially increase the obligations of the landlord by providing non-market inducements to the Lessee, and (ii) are not for a single tenant space which comprises all or substantially all of the area for an individual building on the Property; and

            Terminate any Lease (for premises of 10,000 rentable square feet or less) in the ordinary course of Assignor's business (i) for non-payment of rent or other material default by the Lessee thereunder so long as such termination does not include a payment by such Lessee to Assignor, or (ii) if all of the space occupied pursuant to the Lease to be terminated is to be leased to another Lessee in conjunction with a transaction permitted under Section 3(a)(iv), above.

In any case in which Assignee's consent is required pursuant to this
Section 3, Assignee shall respond to requests for such consent in an expedient manner, and such consent shall not be unreasonably withheld or delayed and shall be deemed given unless objections in reasonable detail are given to Assignee within eight (8) business days following Assignor's receipt of (i) written request for such consent, which written request shall include the date Assignee's response is due, and
(ii) all pertinent information relating to the Lease or proposed lease in question, including, without limitation, copies of the proposed amendment or new lease, if applicable.

     Default and Remedies. In the event any representation or warranty herein of Assignor shall be found to be untrue in any material respect when made, or thereafter becomes untrue in any material respect, or in the event Assignor shall default in the payment of any Indebtedness (as hereinafter defined) or in the observance or performance of any other Obligation (as hereinafter defined), after the expiration of all applicable grace or cure periods, if any, set forth in the Deed of Trust, then, in each such instance, the same shall constitute an "Event of Default" hereunder and under the Loan Documents (as defined in the Deed of Trust), thereby entitling Assignee to declare all Indebtedness immediately due and payable and to exercise any and all of the rights and remedies provided thereunder and hereunder as well as by law or in equity. Specifically, but without limiting the generality of the foregoing, upon or at any time after the occurrence of an Event of Default, Assignee, at its option, shall have the complete right, power and authority to exercise and enforce any or all of the following rights and remedies:

                  to terminate and revoke the license granted to Assignor hereunder and collect the Receipts, and without taking possession of the Property, in Assignee's own name, to demand, collect, receive, sue for, attach and levy the Receipts, to give proper receipts, releases and acquittances therefor, and after deducting all necessary and proper costs and expenses of operation and collection, as determined in Assignee's sole judgment, and including reasonable attorneys' fees, to apply the net proceeds thereof, together with any funds of Assignor deposited with Assignee, upon the Indebtedness and in such order as Assignee may determine in its sole discretion; and

                  without regard to the adequacy of the security, with or without any action or proceeding, through any person or by agent, by the Trustee under the Deed of Trust, or by a receiver appointed by a court of competent jurisdiction, and irrespective of Assignor's possession, to enter upon, take possession of, manage and operate the Property, or any part thereof or interest therein, make, modify, enforce, cancel or accept surrender of, any of the Leases, remove and evict any Lessee, increase or decrease rents under any of the Leases, decorate, clean and repair any premises under any of the Leases, and otherwise do any act or incur any costs or expenses as Assignee deems necessary or proper to protect the rights of Assignee therein, as fully and to the same extent as Assignor could do if in possession, and in such event to apply the Receipts so collected to the operation and management of the Property, in such order as the Assignee shall deem proper in its sole discretion, including payment of reasonable management, brokerage and attorneys' fees, payment of the Indebtedness and maintenance, without interest, of reserves for replacements.

Collection of Receipts hereunder, and application thereof as specified above, and/or the entry upon and taking possession of the Property, or any part thereof or interest therein, shall not cure or waive any default or waive, modify or affect any notice of default under any Loan Documents, or invalidate any act done pursuant to such notice, and the enforcement of such right or remedy by Assignee, once exercised, shall continue for so long as Assignee shall elect. If Assignee shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent Event of Default. A demand upon any Lessee made by Assignee for payment of Receipts by reason of any default claimed by Assignee hereunder or under any other Loan Documents shall be sufficient to warrant to said Lessee to make future payments of all Receipts to Assignee without the necessity for further consent by Assignor.
As used herein, the term "Indebtedness" shall mean and refer to the principal of and all other amounts, payments and premiums due under the Note and any extensions or renewals thereof (including extensions or renewals at a different rate of interest, whether or not evidenced by a new or additional promissory note or notes), and all other indebtedness of Assignor to Assignee and additional advances under, evidenced by and/or secured by the Loan Documents, plus interest on all such amounts. As used herein, the term "Obligations" shall mean and refer to any and all of the covenants, promises and other obligations (including the Indebtedness) made or owing by Assignor to or due Assignee under and/or as set forth in the Loan Documents and all of the material covenants, promises and other obligations made or owing by Assignor to each and every other Person relating to the Property.

     Grant of License to Assignor. So long as there shall exist no Event of Default, Assignor shall have the right under a license granted hereby (but limited as provided in this paragraph) to collect, but not prior to accrual, all Receipts. Assignor shall receive such Receipts, and shall hold the same, as well as the right and license to receive the same, as a trust fund to be applied, and Assignor shall so apply the same, first to the payment of taxes and assessments upon the Property before penalty or interest are due thereon, second to the cost of such insurance and of such maintenance and repairs as is required by the terms of the Deed of Trust, third to the satisfaction of all obligations under the Leases, and fourth to the payment of the Indebtedness before using any part of the Receipts for any other purpose.

     Power of Attorney. Effective automatically upon the occurrence of an Event of Default and continuously thereafter, and without the necessity of the execution of any further documents or instruments, Assignor hereby constitutes and appoints Assignee as Assignor's true and lawful attorney, coupled with an interest, in the name, place and stead of Assignor (i)to collect, demand, sue for, attach, levy, recover and receive all Receipts due and payable by Lessees pursuant to the Leases and to give proper notices, receipts, releases and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit upon any portion, as selected by Assignee, of the Indebtedness, notwithstanding that the amount owing thereunder may not then be due and payable or that the Indebtedness is adequately secured, and Assignor does hereby authorize and direct such Lessees to deliver such payment to Assignee in accordance with the foregoing; and (ii)To subject and subordinate at any time and from time to time, the Leases, to the lien of the Deed of Trust or any other Loan Documents or any other mortgage or deed of trust on or to any ground lease of the Property or to request or require such subordination, where such reservation, option or authority was reserved under the Leases to the Assignor, or in any case, where the Assignor otherwise would have the right, power or privilege so to do. Assignor hereby ratifies and confirms all acts that Assignee shall do or cause to be done by virtue of the powers granted hereby and warrants that the Assignor has not, on or at any time prior to the date hereof, exercised any such right of subordination under clause(ii) above and covenants not to exercise any such right except as may be required by Assignee. The power of attorney hereunder granted is irrevocable and continuing, shall survive the insolvency or dissolution of Assignor, and such rights, powers and privileges shall be exclusive in Assignee, its successors and assigns so long as any part of the Indebtedness shall remain unpaid.

     Indemnity. Assignor shall indemnify, defend, protect and hold Assignee harmless from and against any and all liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys' fees) that Assignee may or might incur under or by reason of this Assignment, for any action taken by Assignee hereunder, or the enforcement of this Assignment, or by reason or in defense of any and all claims and demands whatsoever that may be asserted against Assignee arising out of the Leases, including any claim by any Lessees of credit from rental paid to and received by Assignor. If Assignee incurs any such liability, loss, cost, damage or expense, the amount thereof with interest thereon at the Secondary Interest Rate (as defined in the Note), shall be payable by Assignor immediately upon demand, shall be secured by the Deed of Trust, and shall be part of the Indebtedness.

     No Waiver. The failure of Assignee to avail itself of any of the terms, covenants and conditions of this Assignment for any period of time, or at any time or times, shall not be construed or deemed to be a waiver of any such right, and nothing herein contained, nor anything done or omitted to be done by Assignee pursuant hereto, shall be deemed a waiver by Assignee of any of its rights and remedies under the Loan Documents, or under any applicable laws. The rights of Assignee to collect the Indebtedness and to enforce any security therefor may be exercised by Assignee, either prior to, simultaneously with, or subsequent to, any action taken hereunder.

     No Merger. So long as any of the Indebtedness shall remain unpaid, unless Assignee shall otherwise consent in writing, the leasehold estates and the subleasehold estates on the Property, if any, shall not merge, but shall always be kept separate and distinct, notwithstanding the union of said estates either in Assignor or in any Lessees or in a third party, by purchase or otherwise.

     No Mortgagee in Possession; No Other Liability. The acceptance by Assignee of this Assignment, with all of the rights, power, privileges and authority so created, shall not, prior to entry upon and taking of possession of the Property by Assignee, be deemed or construed to (i)constitute Assignee a mortgagee in possession nor thereafter or at any time or in any event obligate Assignee to appear in or defend any action or proceeding relating to the Leases or to the Property, (ii)require Assignee to take any action hereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Leases, or (iii)Require Assignee to assume any obligation or responsibility for any security deposits or other deposits delivered to Assignor by Lessees and not assigned and delivered to Assignee. Assignee shall not be liable in any way for any injury or damage to person or property sustained by any Person in or about the Property.

     Payment of Indebtedness. Upon payment in full of all of the Indebtedness, this Assignment shall become and be void and of no effect, but the affidavit, certificate, letter or statement of any officer of Assignee showing any part of said Indebtedness to remain unpaid shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Assignment, and any Person may and is hereby authorized to rely thereon.

     Notices. All notices, demands or documents of any kind that Assignee or Assignor may be required or may desire to serve shall be served in the manner provided in the Deed of Trust.

     Successors and Assigns; Gender. The terms, covenants, conditions and warranties contained herein and the powers granted hereby shall run with the land, shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, successors and assigns, and all subsequent owners of the Property, and all subsequent holders of the Note and the Deed of Trust, subject in all events to the provisions of the Deed of Trust regarding transfers of the Property by Assignor. In this Assignment, whenever the context so requires, the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural and conversely in each case. If there is more than one party constituting Assignor, all obligations of each Assignor hereunder shall be joint and several.

     Severability. If any term, provision, covenant or condition hereof or any application thereof should be held unenforceable, in whole or in part, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

     Expenses. Assignor shall pay on demand all costs and expenses incurred by Assignee in connection with the review of Leases, including the fees and disbursements of Assignee's outside counsel.

     Absolute Assignment. Notwithstanding anything contained herein to the contrary, this Assignment is intended by Assignor and Assignee to create and shall be construed to create an absolute assignment by Assignor to Assignee of all of Assignor's right, title and interest in the Leases and Receipts and shall not be deemed to create a security interest therein. Assignor and Assignee further agree that, during the term of this Assignment, the Leases and Receipts shall not constitute property of Assignor (or of any estate of Assignor) within the meaning of 11 U.S.C. Section 541, as amended from time to time.

     Priority Of Leases. NOTICE OF THE FOLLOWING IS HEREBY GIVEN TO ALL TENANTS EXECUTING A LEASE AFFECTING THE PROPERTY, EACH OF WHICH SHALL BE ON NOTICE OF, BOUND BY AND SUBJECT TO THE TERMS OF THIS
PARAGRAPH 18:

       18.1 Anything to the contrary in any Lease notwithstanding, Assignee shall have the right, but not the obligation, to change the priority of that Lease and the lien of the Deed of Trust from time to time by one or more unilateral notices to the tenant that (a) the lien of the Deed of Trust shall be subordinate to such Lease, or (b) the Lease shall be subordinate to the Deed of Trust.
       18.2 Upon written request of Assignee, every tenant under a Lease receiving such request shall execute and deliver to Assignee within the time period specified in that written request a written agreement which provides the following: (a)upon the foreclosure of the Deed of Trust such tenant shall attorn to the purchaser of the Property at the foreclosure sale, and (b)The foreclosure of the Deed of Trust shall not disturb or result in the cancellation or termination of that tenant's Lease. Assignee has no obligation to deliver such a request to any tenant.

       18.3 Assignor covenants that, unless Assignee otherwise agrees, each Lease shall provide, among other things, that Assignee shall have the right to (a) change the relative priority of that Lease and the Deed of Trust by notice to the tenant that (i) the Lease shall be subordinate to the Deed of Trust, or (ii) the Deed of Trust shall be subordinate to the Lease, and (b) elect whether or not (i) such Lease shall survive foreclosure of the Deed of Trust, and (ii) such tenant shall attorn to Assignee or the purchaser upon a foreclosure sale.

       18.4 Assignee shall have the right to elect to be a third party beneficiary of any attornment provisions contained in any Lease. Anything to the contrary in any Lease notwithstanding, no election by Assignor under any Lease or otherwise to alter the relative priority of that Lease and the Deed of Trust shall be effective unless Assignee shall have consented thereto in writing.

     Limitation on Personal Liabilities. Assignor's liability (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note; (ii) under the Nevada
Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

     Counterparts. This Assignment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original and all of which together shall constitute but one and the same Assignment.

IN WITNESS WHEREOF, this Assignment of Lessor's Interest in Leases has been duly executed by Assignor the day and year first above written.

                           "ASSIGNOR":

                           BEDFORD PROPERTY INVESTORS, INC.,
                           a Maryland corporation


                           By:     /s/ Scott R. Whitney

                              Scott R. Whitney, Senior Vice
                              President
                           [Printed Name and Title]


  The Prudential Insurance Company
  of America hereby executes this
  Assignment to evidence its agreement
  with the last two sentences of
  Section 2, hereof.

  THE PRUDENTIAL INSURANCE COMPANY OF
  AMERICA, a New Jersey corporation


  By:    /s/ Michael B. Jameson

              Michael B. Jameson, Vice President
   [Printed Name and Title]



  [11128.AGRE]I13399

  State of                    California          )
          )                   ss.
  County of                   Contra Costa        )



  On February 2, 1998, before me,      Colette M. Pennington    , a
  notary public, personally appeared
  Scott R. Whitney
  personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

  WITNESS my hand and official seal.



          /s/ Colette M. Pennington
          Notary Public





     (seal)

  State of                    California          )
          )                   ss.
  County of                   Contra Costa        )



  On February 2, 1998, before me,      Colette M. Pennington    , a
  notary public, personally appeared
  Scott R. Whitney
  personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

  WITNESS my hand and official seal.



          /s/ Colette M. Pennington
          Notary Public





     (seal)

  State of                    California          )
          )                   ss.
  County of                   Contra Costa        )



  On February 2, 1998, before me,      Colette M. Pennington    , a
  notary public, personally appeared
  Scott R. Whitney
  personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

  WITNESS my hand and official seal.



          /s/ Colette M. Pennington
          Notary Public





     (seal)

  Loan No.:      6-102-324



ASSIGNMENT OF AGREEMENTS
(South San Francisco)

       THIS ASSIGNMENT OF AGREEMENTS (this "Assignment") is made as of January 30, 1998, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Assignor"), in favor of THE PRUDENTIAL INSURANCE
  COMPANY OF AMERICA, a New Jersey corporation ("Assignee").

                            RECITALS

       Assignee has made certain loans (collectively, the "Loan") to Assignor (or which have been assumed by Assignor), which are evidenced by (i)that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20, 1996), executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), and all modifications, renewals or extensions thereof (the "Multistate Note"), (ii)That certain Amended and Restated Promissory Note dated as of even date herewith executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and (iii) that certain Promissory Note dated as of even date herewith executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000) (the "Arizona/California Note," and together with the Multistate Note and the Nevada Note, collectively, the "Note"), and which is to be secured by, among other things, a Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements of even date herewith made by Assignor, as trustor, for the benefit of Assignee, as beneficiary (the "Deed of Trust"), which Deed of Trust encumbers property located in San Mateo County, California (the "Property"), as more particularly described in Exhibits a-1 and A-2 attached hereto and incorporated herein by this reference.

       Assignor has entered into and, from time to time, intends to enter into certain agreements pertaining to the operation of the Property and the construction of certain improvements (the
  "Improvements") on the Property (as defined in the Deed of Trust).

          As a condition to the making of the Loan, Assignee has required that Assignor execute and deliver this Assignment.

                           AGREEMENT

     NOW, THEREFORE, IN CONSIDERATION for the Loan and other good and valuable consideration, the parties agree as follows:

          Assignment. Assignor hereby sells, assigns, transfers, sets over and delivers to Assignee all of Assignor's right, title and interest in and to any and all agreements and contracts whatsoever pertaining to the operation of the Property and any and all agreements and contracts whatsoever pertaining to the construction of the Improvements, including all preliminary and final development plans and specifications, architectural drawings, environmental impact reports, negative declarations, map approvals, conditional use permits, management agreements, agreements with contractors and agreements pertaining to the transfer of development rights or permitted floor area under all federal, state, regional, county, local and other laws, regulations, orders, codes, ordinances, rules, statutes and policies, restrictive covenants and other title encumbrances, permits and approvals, and agreements, relating to the development, occupancy, ownership, management, use and/or operation of the Property or otherwise affecting all or any part of the Property or Assignor, including, without limitation, those agreements described in Exhibits B-1 and B-2 attached hereto and incorporated herein by this reference (collectively, the "Agreements"), as the same may be amended or otherwise modified from time to time. The foregoing assignment shall not include the "Leases" as defined in that certain Assignment of Lessor's Interest in Leases of even date herewith, executed by Assignor in favor of Assignee. The foregoing assignment encompasses the right of Assignor to terminate any of the Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, together with the immediate and continuing right to collect and receive all sums which may become due to Assignor or which Assignor may now or shall hereafter become entitled to demand or claim, arising from or out of the Agreements, including claims of Assignor for damages arising out of, or for breach of, of default under, any of the Agreements and all rights of Assignor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any of the Agreements.

          Further Assurances. Assignor shall execute, at its cost, upon Assignee's request, any documents necessary to cause the specific assignment of any particular Agreements which are necessary, proper or desirable in Assignee's judgment to carry out the purposes of this Assignment.

          Obligations. Assignor shall observe, perform, and discharge duly and punctually all the obligations, terms, covenants, conditions and warranties to be performed by it pursuant to the Agreements. Assignor shall not, without the prior written consent of Assignee, which consent shall not be unreasonably withheld, terminate, amend, modify or alter in any manner any Agreements, or waive, execute, condone, discount, set off, compromise, or in any manner release or discharge the other parties to any Agreements from any obligations, covenants, conditions, or agreements by such parties to be kept, or accept or consent to any surrender of the Agreements.

          Revocable License. So long as no event of default shall have occurred hereunder or under any of the other Loan Documents, Assignor shall have the right under a revocable license granted hereby to collect and retain all sums which may become payable to Assignor under the Agreements. Assignee, upon the occurrence of an event of default hereunder or under any of the other Loan Documents, at its option, on written notice to Assignor shall have the right to terminate and revoke the license herein granted and shall have the complete right and authority then or thereafter to exercise and enforce any and all of its rights and remedies provided herein, under any of the Loan Documents or by law or in equity.

          Representations and Warranties. Assignor represents and warrants that, to the best of its knowledge, it has the right to assign the Agreements to Assignee as herein provided (except for those Agreements which by their express terms are not assignable) and that Assignor has not previously sold, assigned, mortgaged, pledged or otherwise transferred or encumbered any of its rights, title or interest therein.

          Nonresponsibility. The acceptance by Assignee of this Assignment with all the rights, powers, privileges and authority so granted shall not obligate Assignee to assume any obligations under the Agreements or to take any action thereunder or to expend any money or incur any expense or perform or discharge any obligation or responsibility for the nonperformance of the provisions thereof by Assignor.

          Attorney-in-Fact. Assignor does hereby constitute and appoint Assignee its true and lawful attorney-in-fact, which appointment is coupled with an interest to (i)exercise any and all rights under the Agreements and (ii)demand, sue for, collect, attach, levy, recover and receive any and all sums which may become due to Assignor, to which Assignor now or shall hereafter become entitled or which Assignor may demand or claim, arising or issuing from or out of the Agreements and to give proper notices, receipts, releases and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit upon any portion of the Indebtedness (as hereinafter defined), as selected by Assignee, notwithstanding that the amount owing thereunder may not then be due and payable or that the Note is adequately secured. Assignor does hereby authorize and direct the delivery and payment of such sums to Assignee and authorizes Assignee to sign and deliver written instructions to this effect in Assignor's name and stead, and hereby ratifies and confirms all whatsoever that its said attorney shall do or cause to be done by virtue of the powers granted hereby. The power of attorney hereunder is irrevocable and continuing and such rights, powers and privileges shall be exclusive in Assignee, it successors and assigns so long as any part of the Indebtedness remains unpaid; provided, however, Assignee shall not exercise any of its rights or authority as attorney-in-fact prior to the occurrence of an event of default hereunder or under any of the other Loan Documents. As used herein, the term "Indebtedness" shall mean and refer to the principal of and all other amounts, payments and premiums due under the Note and any extensions or renewals thereof (including extensions or renewals at a different rate of interest, whether or not evidenced by a new or additional promissory note or notes), and all other indebtedness of Assignor to Assignee and additional advances under, evidenced by and/or secured by the Loan Documents, plus interest on all such amounts.

          Indemnity. Assignor shall pay any and all costs and expenses incurred by Assignee in enforcing any rights or remedies under this Assignment, including, without limitation, reasonable attorneys' fees. Assignor shall indemnify, defend, protect and hold Assignee harmless from and against any and all claims, losses, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of or resulting from this Assignment, including the exercise or enforcement of any of the rights of Assignee hereunder, and Assignor shall reimburse Assignee on demand for any and all such expenses.

          Counterparts. This Assignment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original and all of which together shall constitute but one and the same Assignment.

          Successors and Assigns. The covenants and agreements herein contained shall bind and inure to the benefit of the parties hereto and their successors and assigns, subject, however, to the provisions of the Deed of Trust regarding transfer of the Property by Assignor.

          Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

          Limitation on Personal Liabilities. Assignor's liability (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note; (ii) under the Nevada
     Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

     IN WITNESS WHEREOF, Assignor has executed this Assignment of
     Agreements on the day and year first above written.

                              "ASSIGNOR":


                              BEDFORD PROPERTY INVESTORS, INC.,
                              a Maryland corporation

                              By:  /s/ Scott R. Whitney

                              Scott R. Whitney, Senior Vice President
                              [Printed Name and Title]








     [11128.AGRE]I13401

  Loan No.:      6-102-104



                    ASSIGNMENT OF AGREEMENTS


       THIS ASSIGNMENT OF AGREEMENTS (this "Assignment") is made as of January 30, 1998, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Assignor"), in favor of THE PRUDENTIAL INSURANCE
  COMPANY OF AMERICA, a New Jersey corporation ("Assignee").

                            RECITALS

       Assignee has made certain loans (collectively, the "Loan") to Assignor (or which have been assumed by Assignor), which are evidenced by (i) that certain Amended and Restated Promissory Note dated May 24, 1996 (and deemed made as of, and relating back to, March 20, 1996), executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), and all modifications, renewals or extensions thereof (the "Multistate Note"), (ii) that certain Amended and Restated Promissory Note dated as of even date herewith executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Eight Million Nine Hundred Thirteen Thousand Seven Hundred Thirty and 85/100 Dollars ($8,913,730.85), payable to Beneficiary or its order, and all modifications, renewals or extensions thereof (the "Nevada Note"), and (iii) that certain Promissory Note dated as of even date herewith executed by Assignor, as maker, to and for the benefit of Assignee, as holder, in the original principal amount of Twenty Million Nine Hundred Thousand Dollars ($20,900,000) (the "Arizona/California Note," and together with the Multistate Note and the Nevada Note, collectively, the "Note"), and which is to be secured by, among other things, a Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases, Rents and Agreements of even date herewith made by Assignor, as trustor, for the benefit of Assignee, as beneficiary (the "Deed of Trust"), which Deed of Trust encumbers property located in Maricopa County, Arizona (the "Property"), as more particularly described in Exhibit A attached hereto and incorporated herein by this reference.

       Assignor has entered into and, from time to time, intends to enter into certain agreements pertaining to the operation of the Property and the construction of certain improvements (the
  "Improvements") on the Property (as defined in the Deed of Trust).

          As a condition to the making of the Loan, Assignee has required that Assignor execute and deliver this Assignment.

                           AGREEMENT

     NOW, THEREFORE, IN CONSIDERATION for the Loan and other good and valuable consideration, the parties agree as follows:

          Assignment. Assignor hereby sells, assigns, transfers, sets over and delivers to Assignee all of Assignor's right, title and interest in and to any and all agreements and contracts whatsoever pertaining to the operation of the Property and any and all agreements and contracts whatsoever pertaining to the construction of the Improvements, including all preliminary and final development plans and specifications, architectural drawings, environmental impact reports, negative declarations, map approvals, conditional use permits, management agreements, agreements with contractors and agreements pertaining to the transfer of development rights or permitted floor area under all federal, state, regional, county, local and other laws, regulations, orders, codes, ordinances, rules, statutes and policies, restrictive covenants and other title encumbrances, permits and approvals, and agreements, relating to the development, occupancy, ownership, management, use and/or operation of the Property or otherwise affecting all or any part of the Property or Assignor, including, without limitation, those agreements described in Exhibit B attached hereto and incorporated herein by this reference (collectively, the "Agreements"), as the same may be amended or otherwise modified from time to time. The foregoing assignment shall not include the "Leases" as defined in that certain Assignment of Lessor's Interest in Leases of even date herewith, executed by Assignor in favor of Assignee. The foregoing assignment encompasses the right of Assignor to terminate any of the Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, together with the immediate and continuing right to collect and receive all sums which may become due to Assignor or which Assignor may now or shall hereafter become entitled to demand or claim, arising from or out of the Agreements, including claims of Assignor for damages arising out of, or for breach of, of default under, any of the Agreements and all rights of Assignor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any of the Agreements.

          Further Assurances. Assignor shall execute, at its cost, upon Assignee's request, any documents necessary to cause the specific assignment of any particular Agreements which are necessary, proper or desirable in Assignee's judgment to carry out the purposes of this Assignment.

          Obligations. Assignor shall observe, perform, and discharge duly and punctually all the obligations, terms, covenants, conditions and warranties to be performed by it pursuant to the Agreements. Assignor shall not, without the prior written consent of Assignee, which consent shall not be unreasonably withheld, terminate, amend, modify or alter in any manner any Agreements, or waive, execute, condone, discount, set off, compromise, or in any manner release or discharge the other parties to any Agreements from any obligations, covenants, conditions, or agreements by such parties to be kept, or accept or consent to any surrender of the Agreements.

          Revocable License. So long as no event of default shall have occurred hereunder or under any of the other Loan Documents, Assignor shall have the right under a revocable license granted hereby to collect and retain all sums which may become payable to Assignor under the Agreements. Assignee, upon the occurrence of an event of default hereunder or under any of the other Loan Documents, at its option, on written notice to Assignor shall have the right to terminate and revoke the license herein granted and shall have the complete right and authority then or thereafter to exercise and enforce any and all of its rights and remedies provided herein, under any of the Loan Documents or by law or in equity.

          Representations and Warranties. Assignor represents and warrants that, to the best of its knowledge, it has the right to assign the Agreements to Assignee as herein provided (except for those Agreements which by their express terms are not assignable) and that Assignor has not previously sold, assigned, mortgaged, pledged or otherwise transferred or encumbered any of its rights, title or interest therein.

          Nonresponsibility. The acceptance by Assignee of this Assignment with all the rights, powers, privileges and authority so granted shall not obligate Assignee to assume any obligations under the Agreements or to take any action thereunder or to expend any money or incur any expense or perform or discharge any obligation or responsibility for the nonperformance of the provisions thereof by Assignor.

          Attorney-in-Fact. Assignor does hereby constitute and appoint Assignee its true and lawful attorney-in-fact, which appointment is coupled with an interest to (i) exercise any and all rights under the Agreements and (ii) demand, sue for, collect, attach, levy, recover and receive any and all sums which may become due to Assignor, to which Assignor now or shall hereafter become entitled or which Assignor may demand or claim, arising or issuing from or out of the Agreements and to give proper notices, receipts, releases and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit upon any portion of the Indebtedness (as hereinafter defined), as selected by Assignee, notwithstanding that the amount owing thereunder may not then be due and payable or that the Note is adequately secured. Assignor does hereby authorize and direct the delivery and payment of such sums to Assignee and authorizes Assignee to sign and deliver written instructions to this effect in Assignor's name and stead, and hereby ratifies and confirms all whatsoever that its said attorney shall do or cause to be done by virtue of the powers granted hereby. The power of attorney hereunder is irrevocable and continuing and such rights, powers and privileges shall be exclusive in Assignee, it successors and assigns so long as any part of the Indebtedness remains unpaid; provided, however, Assignee shall not exercise any of its rights or authority as attorney-in-fact prior to the occurrence of an event of default hereunder or under any of the other Loan Documents. As used herein, the term "Indebtedness" shall mean and refer to the principal of and all other amounts, payments and premiums due under the Note and any extensions or renewals thereof (including extensions or renewals at a different rate of interest, whether or not evidenced by a new or additional promissory note or notes), and all other indebtedness of Assignor to Assignee and additional advances under, evidenced by and/or secured by the Loan Documents, plus interest on all such amounts.

          Indemnity. Assignor shall pay any and all costs and expenses incurred by Assignee in enforcing any rights or remedies under this Assignment, including, without limitation, reasonable attorneys' fees. Assignor shall indemnify, defend, protect and hold Assignee harmless from and against any and all claims, losses, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of or resulting from this Assignment, including the exercise or enforcement of any of the rights of Assignee hereunder, and Assignor shall reimburse Assignee on demand for any and all such expenses.

          Counterparts. This Assignment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original and all of which together shall constitute but one and the same Assignment.

          Successors and Assigns. The covenants and agreements herein contained shall bind and inure to the benefit of the parties hereto and their successors and assigns, subject, however, to the provisions of the Deed of Trust regarding transfer of the Property by Assignor.

          Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Arizona.

          Limitation on Personal Liabilities. Assignor's liability (i) under the Multistate Note is subject to the terms and conditions set forth in Paragraph 19 of the Multistate Note; (ii) under the Nevada
     Note is subject to the terms and conditions set forth in Paragraph 19 of the Nevada Note; and (iii) under the Arizona/California Note is subject to the terms and conditions set forth in Paragraph 19 of the Arizona/California Note.

     IN WITNESS WHEREOF, Assignor has executed this Assignment of
     Agreements on the day and year first above written.

                              "ASSIGNOR":


                              BEDFORD PROPERTY INVESTORS, INC.,
                              a Maryland corporation


                              By:  /s/ Scott R. Whitney

                              Scott R. Whitney, Senior Vice President
                              [Printed Name and Title]


                              Witness (other than a Notary Public):

                              /s/ Cindy D. Lynds

                           Name:      Cindy D. Lynds




  [11128.AGRE]I13405